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Important Proxy Information

Your Vote is Important

The enclosed document is a combined prospectus/proxy statement with proposals that pertain to certain Evergreen funds and Wells Fargo Advantage Funds®. As a shareholder of one or more of the funds, you are being asked to approve a merger of your fund(s) into a Wells Fargo Advantage Fund.

The voting process will only take a few minutes

Instructions for returning your proxy are enclosed. Please be sure to respond by June 8, 2010, regardless of the number of shares you own.

Highlights of proxy proposals

For your convenience, the following information highlights the principal aspects of the proposals in the proxy. Full details are provided in the prospectus/proxy statement. We encourage you to read it carefully.

Why have we proposed these mergers?

The enclosed prospectus/proxy statement for the merger of your funds is part of the overall proposal to combine the fund lineups of the Wells Fargo Advantage Funds and the Evergreen Funds. As a result of the merger between Wells Fargo & Company and Wachovia Corporation, Wells Fargo Funds Management, LLC, the investment advisor to the Wells Fargo Advantage Funds, and Evergreen Investment Management Company, LLC, the investment advisor to the Evergreen Funds, recommended that the Boards of Trustees of the two fund families approve combining the fund families under the Wells Fargo Advantage Funds name.

What am I being asked to vote on?

As a shareholder of the merging (Target) fund, you are being asked to approve the merger of your fund into a surviving (Acquiring) fund. Your fund’s Board of Trustees believes that the merger is in the best interests of your fund and that the interests of existing shareholders would not be diluted as a result of the merger. As such, they recommend that you vote to approve it.

Upon approval by shareholders as well as the satisfaction of other closing conditions, the target fund will transfer all of its assets to the acquiring fund and the acquiring fund will assume all of the liabilities of the target fund in exchange for shares of a comparable class of the acquiring fund. The acquiring fund shares that you receive in a merger will have a total dollar value equal to that of the target fund shares that you hold at the time of the merger.

Each merging fund and its corresponding acquiring fund are listed below:

Merging (Target) Fund                                       Surviving (Acquiring) Fund

Evergreen Equity Index Fund                                   Wells Fargo Advantage Index Fund

Evergreen Fundamental Mid Cap Value Fund          Wells Fargo Advantage Mid Cap Disciplined

                                                                                Fund[1]

Evergreen Mid Cap Growth Fund                            Wells Fargo Advantage Mid Cap Growth Fund

Evergreen Short-Intermediate Municipal Bond Fund Wells Fargo Advantage Short-Term

                                                                                Municipal Bond Fund

Evergreen Municipal Bond Fund          Wells Fargo Advantage Intermediate Tax/AMT-Free Fund

Evergreen High Income Municipal Bond Fund          Wells Fargo Advantage Municipal Bond Fund

Evergreen Municipal Bond Fund                              Wells Fargo Advantage Municipal Bond Fund

Evergreen California Municipal Bond Fund              Wells Fargo Advantage California Tax-Free Fund

Evergreen U.S. Government Fund                           Wells Fargo Advantage Government Securities

                                                                               Fund

Evergreen International Equity Fund                  Wells Fargo Advantage International Core Fund[2]

Why has my fund’s Board of Trustees recommended that I vote in favor of approving a merger?

1. The Wells Fargo Advantage Mid Cap Disciplined Fund will be renamed the Wells Fargo Advantage Special Mid Cap Value Fund following the merger and is expected to make certain changes to its principal investments at that time.

2. The Wells Fargo Advantage International Core Fund will be renamed the Wells Fargo Advantage International Equity Fund following the merger and is expected to make certain changes to its principal investments at that time.

Among the factors the Boards considered in recommending the mergers were the following:

Similarities and differences between the target funds’ and the acquiring funds’ investment goals, principal investment strategies and specific portfolio characteristics as well as the relative sizes,   performance records, and expenses of the funds.

Shareholders will not bear any direct expenses in connection with the mergers.

The mergers are expected to be non-taxable events for U.S. federal income tax purposes.

How do I vote my shares?

You can vote your shares in one of four ways:

Vote online at the Web site address listed on your proxy card.

Call the toll-free number printed on your proxy card.

Complete and sign the enclosed proxy card and return by mail in the enclosed postage paid return envelope (if mailed in the United States).

Attend the special meeting scheduled to be held on June 8, 2010. Whether or not you expect to attend the meeting, we encourage you to vote online or by phone or mail.

What is the due date for returning my vote?

Please read the enclosed proxy materials, consider the information provided carefully, and then vote promptly. The voting process only takes a few minutes. A final vote will take place at a special meeting of shareholders scheduled for June 8, 2010. Your vote must be received by that date.

Is this a taxable event for shareholders?	No. Each merger is expected to be a nontaxable event for U.S. federal income tax purposes.
Whom should I call with questions about the voting process?

If you have any questions about any proposal or related proxy materials, please call your investment professional, trust officer, or an Evergreen client service representative at  1-800-343-2898, Monday through Friday, 9 a.m. to

6 p.m., Eastern Time, or a Wells Fargo Advantage Funds client service representative at 1-800-222-8222, 24 hours a day, 7 days a week. If you have any questions about the voting process or if you would like to vote by telephone, you may call our proxy solicitor, the Altman Group Inc. at

1-800-449-8519.

EVERGREEN FUNDS
200 Berkeley Street
Boston, MA 02116-5034
1.800.343.2898

April 14, 2010

Dear Shareholder,

On December 31, 2008, the parent company of the investment adviser to the Evergreen funds, Wachovia Corporation ("Wachovia"), and the parent company of the investment adviser to Wells Fargo Advantage Funds®, Wells Fargo & Company ("Wells Fargo"), merged. Since that date, the investment adviser to the Evergreen funds, Evergreen Investment Management Company, LLC ("EIMC"), and the investment adviser to Wells Fargo Advantage Funds, Wells Fargo Funds Management, LLC ("Funds Management"), have considered rationalizing and reorganizing their mutual fund businesses. After multiple presentations to and discussions with the Boards of Trustees of both the Evergreen funds and Wells Fargo Advantage Funds regarding these matters, on December 30, 2009, EIMC proposed to the Boards of Trustees of the Evergreen funds, and on January 11, 2010, Funds Management proposed to the Boards of Trustees of Wells Fargo Advantage Funds, the mergers outlined in the table below. Both the Boards of Trustees of the Evergreen funds and Wells Fargo Advantage Funds approved the proposed mergers and the related Agreements and Plans of Reorganization, subject to the approval by shareholders of each Target Fund (shown in the table below), as part of a comprehensive set of mutual fund mergers across the two fund families.

As a result, you are invited to vote on a proposal to merge your Target Fund into a corresponding Acquiring Fund (shown in the table below) (each a "Merger," and collectively, the "Mergers"). The Board of Trustees of each Target Trust (shown in the table below) has unanimously approved the Target Fund's Merger and recommends that you vote FOR this proposal.

Target Fund	Target Trust	Acquiring Fund	Acquiring Trust
Evergreen Equity Index Fund	Evergreen Select Equity Trust	Wells Fargo Advantage Index Fund	Wells Fargo Funds Trust
Evergreen Fundamental Mid Cap Value Fund	Evergreen Equity Trust	Wells Fargo Advantage Mid Cap Disciplined Fund[1]	Wells Fargo Funds Trust
Evergreen Mid Cap Growth Fund	Evergreen Equity Trust	Wells Fargo Advantage Mid Cap Growth Fund	Wells Fargo Funds Trust
Evergreen Short-Intermediate Municipal Bond Fund	Evergreen Municipal Trust	Wells Fargo Advantage Short-Term Municipal Bond Fund	Wells Fargo Funds Trust
Evergreen Intermediate Municipal Bond Fund	Evergreen Select Fixed Income Trust	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Wells Fargo Funds Trust
Evergreen High Income Municipal Bond Fund	Evergreen Municipal Trust	Wells Fargo Advantage Municipal Bond Fund	Wells Fargo Funds Trust
Evergreen Municipal Bond Fund	Evergreen Municipal Trust	Wells Fargo Advantage Municipal Bond Fund	Wells Fargo Funds Trust
Evergreen California Municipal Bond Fund	Evergreen Municipal Trust	Wells Fargo Advantage California Tax-Free Fund	Wells Fargo Funds Trust
Evergreen U.S. Government Fund	Evergreen Fixed Income Trust	Wells Fargo Advantage Government Securities Fund	Wells Fargo Funds Trust
Evergreen International Equity Fund	Evergreen International Trust	Wells Fargo Advantage International Core Fund[2]	Wells Fargo Funds Trust
1	Immediately following the Merger, the fund's name will be changed to Wells Fargo Advantage Special Mid Cap Value Fund.
2	Immediately following the Merger, the fund's name will be changed to Wells Fargo Advantage International Equity Fund.

If approved by shareholders, this is a general summary of how each Merger will work:

  Each Target Fund will transfer all of its assets to the corresponding Acquiring Fund.

  Each Acquiring Fund will assume all of the liabilities of the corresponding Target Fund.

  Each Acquiring Fund will issue new shares that will be distributed to you in an amount equal to the value of your Target Fund shares.

  Each Target Fund shareholder will become a shareholder of the corresponding Acquiring Fund and will have his or her investment managed in accordance with the Acquiring Fund's investment strategies.

  You will not incur any sales charges or similar transaction charges as a result of the Merger.

  It is expected that the Merger will be a non-taxable event for shareholders for U.S. federal income tax purposes.

Details about each Target Fund's and Acquiring Fund's investment goals, principal investment strategies, portfolio management team, past performance, principal risks, fees, and expenses, along with additional information about the proposed Mergers, are contained in the attached prospectus/proxy statement. Please read it carefully.

A special meeting of each Target Fund's shareholders will be held on June 8, 2010. Although you are welcome to attend the meeting in person, you do not need to do so in order to vote your shares. Please complete, date, sign and return the enclosed proxy card in the postage-paid envelope provided. You may also vote by telephone or the internet by following the voting instructions as outlined at the end of this prospectus/proxy statement. If your Target Fund does not receive your vote after several weeks, you may receive a telephone call from The Altman Group, our proxy solicitor, requesting your vote. If you have any questions about the Mergers or the proxy card, please call The Altman Group at (800) 499-8519 (toll-free).

Remember, your vote is important to us, no matter how many shares you own. Please take this opportunity to vote. Thank you for taking this matter seriously and participating in this important process.

Sincerely,

W. Douglas Munn
President
Evergreen Funds

EVERGREEN FUNDS
200 Berkeley Street
Boston, MA 02116-5034
1.800.343.2898

April 14, 2010

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 8, 2010

A Special Meeting (the "Meeting") of Shareholders of your Target Fund, a series of the Target Trust, each set forth in the table below, will be held at the offices of Wells Fargo Advantage Funds®, 525 Market Street, San Francisco, California 94105 on June 8, 2010 at 10:00 a.m., Pacific time.

Target Fund	Target Trust	Acquiring Fund	Acquiring Trust
Evergreen Equity Index Fund	Evergreen Select Equity Trust	Wells Fargo Advantage Index Fund	Wells Fargo Funds Trust
Evergreen Fundamental Mid Cap Value Fund	Evergreen Equity Trust	Wells Fargo Advantage Mid Cap Disciplined Fund[1]	Wells Fargo Funds Trust
Evergreen Mid Cap Growth Fund	Evergreen Equity Trust	Wells Fargo Advantage Mid Cap Growth Fund	Wells Fargo Funds Trust
Evergreen Short-Intermediate Municipal Bond Fund	Evergreen Municipal Trust	Wells Fargo Advantage Short-Term Municipal Bond Fund	Wells Fargo Funds Trust
Evergreen Intermediate Municipal Bond Fund	Evergreen Select Fixed Income Trust	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Wells Fargo Funds Trust
Evergreen High Income Municipal Bond Fund	Evergreen Municipal Trust	Wells Fargo Advantage Municipal Bond Fund	Wells Fargo Funds Trust
Evergreen Municipal Bond Fund	Evergreen Municipal Trust	Wells Fargo Advantage Municipal Bond Fund	Wells Fargo Funds Trust
Evergreen California Municipal Bond Fund	Evergreen Municipal Trust	Wells Fargo Advantage California Tax-Free Fund	Wells Fargo Funds Trust
Evergreen U.S. Government Fund	Evergreen Fixed Income Trust	Wells Fargo Advantage Government Securities Fund	Wells Fargo Funds Trust
Evergreen International Equity Fund	Evergreen International Trust	Wells Fargo Advantage International Core Fund[2]	Wells Fargo Funds Trust
1	Immediately following the Merger, the fund's name will be changed to Wells Fargo Advantage Special Mid Cap Value Fund.
2	Immediately following the Merger, the fund's name will be changed to Wells Fargo Advantage International Equity Fund.

With respect to your Target Fund, the Meeting is being held for the following purposes:

  To consider and act upon an Agreement and Plan of Reorganization (the "Plan") dated as of March 1, 2010, providing for the reorganization of the Target Fund, including the acquisition of all of the assets of the Target Fund by the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund (the "Acquisition Shares") and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund. The Plan also provides for the prompt distribution of the Acquisition Shares to shareholders of the corresponding Target Fund in liquidation of the Target Fund.

  To transact any other business which may properly come before the Meeting or any adjournment(s) thereof.

Any adjournment(s) of the Meeting will be held at the above address. The Board of Trustees of your Target Fund has fixed the close of business on March 10, 2010 as the record date (the "Record Date") for the Meeting. Only shareholders of record as of the close of business on the Record Date will be entitled to this notice, and to vote at the Meeting or any adjournment(s) thereof.

IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY. ALL SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN WITHOUT DELAY AND RETURN THEIR ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR TO VOTE USING ONE OF THE OTHER METHODS DESCRIBED AT THE END OF THE PROSPECTUS/PROXY STATEMENT SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY CARD WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

By order of the Board of Trustees,

Michael H. Koonce
Secretary

EVERGREEN FUNDS
200 Berkeley Street
Boston, MA 02116-5034
1.800.343.2898

WELLS FARGO FUNDS TRUST
525 Market Street, 12th Floor
San Francisco, CA 94105
1.800.222.8222

April 14, 2010

PROSPECTUS/PROXY STATEMENT

This prospectus/proxy statement contains information you should know before voting on the proposed merger (the "Merger") of your Target Fund into the corresponding Acquiring Fund as set forth and defined in the table below, each of which is a series of a registered open-end management investment company. If approved, the Merger will result in your receiving shares of the Acquiring Fund in exchange for your shares of the Target Fund.

Target Fund	Target Trust	Acquiring Fund	Acquiring Trust
Evergreen Equity Index Fund	Evergreen Select Equity Trust	Wells Fargo Advantage Index Fund	Wells Fargo Funds Trust
Evergreen Fundamental Mid Cap Value Fund	Evergreen Equity Trust	Wells Fargo Advantage Mid Cap Disciplined Fund[1]	Wells Fargo Funds Trust
Evergreen Mid Cap Growth Fund	Evergreen Equity Trust	Wells Fargo Advantage Mid Cap Growth Fund	Wells Fargo Funds Trust
Evergreen Short-Intermediate Municipal Bond Fund	Evergreen Municipal Trust	Wells Fargo Advantage Short-Term Municipal Bond Fund	Wells Fargo Funds Trust
Evergreen Intermediate Municipal Bond Fund	Evergreen Select Fixed Income Trust	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Wells Fargo Funds Trust
Evergreen High Income Municipal Bond Fund	Evergreen Municipal Trust	Wells Fargo Advantage Municipal Bond Fund	Wells Fargo Funds Trust
Evergreen Municipal Bond Fund	Evergreen Municipal Trust	Wells Fargo Advantage Municipal Bond Fund	Wells Fargo Funds Trust
Evergreen California Municipal Bond Fund	Evergreen Municipal Trust	Wells Fargo Advantage California Tax-Free Fund	Wells Fargo Funds Trust
Evergreen U.S. Government Fund	Evergreen Fixed Income Trust	Wells Fargo Advantage Government Securities Fund	Wells Fargo Funds Trust
Evergreen International Equity Fund	Evergreen International Trust	Wells Fargo Advantage International Core Fund[2]	Wells Fargo Funds Trust
1	Immediately following the Merger, the fund's name will be changed to Wells Fargo Advantage Special Mid Cap Value Fund.
2	Immediately following the Merger, the fund's name will be changed to Wells Fargo Advantage International Equity Fund.

The Target and Acquiring Funds listed above are collectively referred to as the "Funds." The Target and Acquiring Trusts listed above are collectively referred to as the "Trusts."

Please read this prospectus/proxy statement carefully and retain it for future reference. Additional information concerning each Fund and Merger has been filed with the Securities and Exchange Commission ("SEC").

The prospectuses of each Target Fund and each Acquiring Fund are incorporated into this document by reference and are legally deemed to be part of this prospectus/proxy statement.

The Statement of Additional Information relating to this prospectus/proxy statement (the "Merger SAI"), dated the same date as this prospectus/proxy statement, is also incorporated into this document by reference and is legally deemed to be part of this prospectus/proxy statement.

The Statement of Additional Information ("SAI"), and the annual and semi-annual reports of each Target Fund and each Acquiring Fund are incorporated into the Merger SAI by reference and are legally deemed to be part of the Merger SAI.

A copy of your Acquiring Fund's prospectus accompanies this prospectus/proxy statement.

Copies of these documents pertaining to a Target Fund are available upon request without charge by writing to the address above, calling 1.800.343.2898 or visiting the Evergreen funds' Web site at www.evergreeninvestments.com. Copies of these documents pertaining to an Acquiring Fund are available upon request without charge by writing to Wells Fargo Advantage Funds®, P.O. Box 8266, Boston, MA 02266-8266, calling 1.800.222.8222 or visiting the Wells Fargo Advantage Funds Web site at www.wellsfargo.com/advantagefunds.

You may also view or obtain these documents from the SEC: by phone at 1.800.SEC.0330 (duplicating fee required); in person or by mail at Public Reference Section, Securities and Exchange Commission, 100 F. Street, N.E., Washington, D.C. 20549-0213 (duplicating fee required); by email at publicinfo@sec.gov (duplicating fee required); or by internet at www.sec.gov.

The SEC has not approved or disapproved these securities or determined if this prospectus/proxy statement is truthful or complete. Any representation to the contrary is a criminal offense.

The shares offered by this prospectus/proxy statement are not deposits of a bank, and are not insured, endorsed or guaranteed by the FDIC or any government agency and involve investment risk, including possible loss of your original investment.

OVERVIEW

This section summarizes the primary features and consequences of your Merger. This summary is qualified in its entirety by reference to the information contained elsewhere in this prospectus/proxy statement, in the Merger SAI, in each Fund's prospectus, in each Fund's financial statements contained in the annual and semi-annual reports, and in each Fund's SAI, and in the Agreements and Plans of Reorganization (each a "Plan"), copies of which are attached as Exhibit A hereto.

Key Features of the Mergers

The Plan sets forth the key features of each Merger and generally provides for the following:

  the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund;

  the assumption by the Acquiring Fund of all of the liabilities of the Target Fund;

  the liquidation of the Target Fund by distributing the shares of the Acquiring Fund to the Target Fund's shareholders; and

  the assumption of the costs of each Merger (other than costs incurred from securities transactions in connection with the Merger) by Wells Fargo Funds Management, LLC ("Funds Management") and/or Evergreen Investment Management Company, LLC ("EIMC") or one of their affiliates.

The Mergers are scheduled to take place on or about July 9, 2010 or July 16, 2010, as set forth in Exhibit A. For a more complete description of the Mergers, see the section entitled "Agreements and Plans of Reorganization," as well as Exhibit A.

Board of Trustees Recommendation

At a meeting held on December 30, 2009 for the Board of Trustees of the Evergreen funds, the Trustees of your Target Fund, including a majority of the Trustees who are not "interested persons" of your Target Fund, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), considered and unanimously approved the Merger of your Target Fund.

Before approving the Mergers, the Trustees reviewed, among other things, information about the Funds and the proposed transactions. This included, among other things, a comparison of various factors, such as the relative sizes of the Funds, the performance records of the Funds, and the expenses of the Funds (including pro forma expense information of each surviving fund following the Mergers), as well as similarities and differences between the Funds' investment goals, principal investment strategies and specific portfolio characteristics.

The Board of Trustees of your Target Fund, including all of the Independent Trustees, has concluded that the Merger would be in the best interests of your Target Fund, and that existing shareholders' interests would not be diluted as a result of the Merger. Accordingly, the Trustees have submitted a Plan to the Target Fund's shareholders and unanimously recommended its approval. The Board of Trustees of Wells Fargo Advantage Funds has also approved a Plan on behalf of each Acquiring Fund.

For further information about the considerations of your Target Trust's Board, please see the section entitled "Reasons for the Mergers."

Merger Summary (Goals, Strategies, Risks, Performance, Expense, Management and Tax Information)

The following section provides a comparison between the Funds with respect to their investment goals, principal investment strategies, fundamental investment policies, risks, performance records, sales charges and expenses. It also provides information about what the management and share class structure of your Acquiring Fund will be after the Merger. The information below is only a summary; for more detailed information, please see the rest of this prospectus/proxy statement and each Fund's prospectus and SAI. In this section, percentages of a Wells Fargo Advantage Fund's "net assets" are measured as percentages of net assets plus borrowings for investment purposes. References to "we" in the principal investment strategy discussion for a Wells Fargo Advantage Fund generally refer to Funds Management, a sub-adviser, or the portfolio manager(s).

The Wells Fargo Advantage Index Fund, an Acquiring Fund, is a gateway fund in a master/gateway structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in a master portfolio or other funds of Wells Fargo Advantage Funds, and may invest directly in securities, to achieve its investment objective. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio in which it invests.

EVERGREEN EQUITY INDEX FUND INTO WELLS FARGO ADVANTAGE INDEX FUND

Share Class Information

The following table illustrates the share class of the Acquiring Fund you will receive as a result of the Merger in exchange for the shares you own in your Target Fund.

If you own this class of shares of Evergreen Equity Index Fund:	You will get this class of shares of Wells Fargo Advantage Index Fund:
Class A	Class A
Class B	Class B
Class C	Class C1
Class I	Administrator Class
Class IS2	Class A
1	Class C will be created to receive the assets of the corresponding share class set forth above. For additional information on Class C shares, please see Exhibit E.
2	Following completion of the Mergers, former Class IS shareholders of any Target Fund who receive Class A shares of a Wells Fargo Advantage Fund in a Merger may buy additional Class A shares of that Wells Fargo Advantage Fund at net asset value (i.e., without a front-end sales charge). Those shareholders may also exchange Class A shares of that Wells Fargo Advantage Fund for Class A shares of a different Wells Fargo Advantage Fund at net asset value, after which subsequent purchases of shares of that other Fund may also be made at net asset value.

The Acquiring Fund shares you receive as a result of the Merger will have the same total value as the total value of your Target Fund shares as of the close of business on the business day immediately prior to the Merger.

The procedures for buying, selling and exchanging shares of the Funds are similar. For additional information, see the section entitled "Buying, Selling and Exchanging Fund Shares." This section also contains important information for foreign shareholders of a Target Fund, defined as shareholders whose accounts do not currently have both a U.S. address and taxpayer identification number on record with the Funds. Following the Merger, foreign shareholders will not be able to make additional investments into a Wells Fargo Advantage Fund.

Investment Goal and Strategy Comparison

The following section compares the investment goals, principal investment strategies and fundamental investment policies of the Funds. The investment goals of the Funds may be changed without shareholder approval.

The Funds' investment goals and investment strategies are substantially similar. Each Fund normally seeks to invest in a portfolio of securities the total return of which will be similar to the total return of the S&P 500® Index, before fees and expenses. Unlike Evergreen Equity Index Fund, the Wells Fargo Advantage Index Fund is a gateway fund that invests substantially all of its assets in a master portfolio, the Index Portfolio. This means the Wells Fargo Advantage Index Fund is subject to any additional fees and expenses of the Index Portfolio.

A more complete description of each Fund's investment goals and strategies is below.

EVERGREEN EQUITY INDEX FUND (Target Fund)	WELLS FARGO ADVANTAGE INDEX FUND (Acquiring Fund)
INVESTMENT GOAL
The Fund seeks investment results that achieve price and yield performance similar to the S&P 500® Index.	The Fund seeks to replicate the total return of the S&P 500® Index, before fees and expenses.
PRINCIPAL INVESTMENT STRATEGIES

The Fund invests substantially all of its assets in equity securities that represent a composite of the S&P 500® Index (S&P 500). The S&P 500 is an unmanaged index of 500 common stocks chosen by Standard & Poor's to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. The S&P 500 includes both growth and value stocks. "Value" stocks are stocks which are considered to be currently undervalued in the marketplace. "Growth" stocks are stocks of companies which are considered to have anticipated earnings ranging from steady to accelerated growth.

Under normal circumstances, we invest at least 80% of the Fund's net assets in a diversified portfolio of equity securities designed to replicate the holdings and weightings of the stocks comprising the S&P 500 Index.

The Fund is not part of a master/gateway structure.

The Fund is a gateway fund that invests substantially all of its assets in the Index Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies.

To replicate the performance of the S&P 500, the Fund's portfolio manager uses a passive management approach. The Fund intends to sell a portfolio investment when it is removed from the S&P 500.

We invest in substantially all of the common stocks comprising the S&P 500 Index and attempt to achieve at least a 95% correlation between the performance of the S&P 500 Index and the Fund's investment results, before fees and expenses. This correlation is sought regardless of market conditions. If we are unable to achieve this correlation, then we will closely monitor the performance and composition of the S&P 500 Index and adjust the Fund's securities as necessary to seek the correlation. A precise duplication of the performance of the S&P 500 Index would mean that the NAV of Fund shares, including dividends and capital gains, would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a 100% correlation is not feasible. Our ability to track the performance of the S&P 500 Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Fund's portfolio as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation before fees and expenses.

The Fund may, but will not necessarily, use derivatives.	Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.

Although not a principal investment strategy, the Fund may, but will not necessarily, temporarily invest up to 100% of its assets in cash and/or high-quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's investment goal and principal investment strategies and, if employed, could result in a lower return and loss of market opportunity.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Although the Fund families have historically used different terminology and descriptions to describe their fundamental investment policies, the fundamental investment policies of the Target and Acquiring Funds are substantively similar, except that the Wells Fargo Advantage Index Fund expressly reserves the ability to concentrate in any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period. For a comparative chart of fundamental investment policies, please see Exhibit B.

Principal Risk Comparison

Because the Evergreen funds and Wells Fargo Advantage Funds were unaffiliated fund families until recently, the Funds have historically used different terminology and descriptions to describe their principal risks. Nonetheless, due to the similarity of the Funds' investment strategies, the Funds are generally subject to similar types of risks. Listed below are the principal risks that apply to an investment in the Wells Fargo Advantage Index Fund. A description of those risks can be found in the section of this prospectus/proxy statement entitled "Risk Descriptions." Although both Funds may be subject to the risks listed below, they may be subject to a particular risk to different degrees.

Principal Risks
Counter-Party Risk
Derivatives Risk
Index Tracking Risk
Issuer Risk
Leverage Risk
Liquidity Risk
Management Risk
Market Risk
Regulatory Risk

A discussion of the principal risks associated with an investment in the Target Fund may be found in the Target Fund's prospectus. In addition, each Fund has other investment policies, practices and restrictions which, together with the Fund's related risks, are also set forth in the Fund's prospectus and SAI.

Fund Performance Comparison

The following bar charts and tables illustrate how each Fund's returns have varied from year to year and compare each Fund's returns with those of one or more broad-based securities indexes. Past performance (before and after taxes) is not necessarily an indication of future results. Current month-end performance information is available for the Target Fund at www.evergreeninvestments.com and for a Wells Fargo Advantage Fund at www.wellsfargo.com/advantagefunds. The bar charts do not reflect applicable sales charges; if they did, returns would be lower than those shown.

Year-by-Year Total Return for Class I Shares (%) for Evergreen Equity Index Fund

Highest Quarter:	2nd Quarter 2009	+15.89%
Lowest Quarter:	4th Quarter 2008	-22.02%
	Year-to-date total return as of 3/31/2010 is +5.30%

Year-by-Year Total Return for Administrator Class Shares (%) for Wells Fargo Advantage Index Fund

Highest Quarter:	2nd Quarter 2009	+15.95%
Lowest Quarter:	4th Quarter 2008	-22.11%
	Year-to-date total return as of 3/31/2010 is +5.34%

Average Annual Total Returns for the periods ended 12/31/2009
Evergreen Equity Index Fund	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	11/4/1998	19.94%	-1.07%	-1.95%
Class B (before taxes)[1]	11/3/1998	19.96%	-1.20%	-2.21%
Class C (before taxes)	4/30/1999	24.00%	-0.84%	-2.20%
Class I (before taxes)	2/14/1985	26.25%	0.15%	-1.22%
Class I (after taxes on distributions)	2/14/1985	25.28%	-0.41%	-1.70%
Class I (after taxes on distributions and the sale of Fund Shares)	2/14/1985	18.16%	0.07%	-1.17%
Class IS (before taxes)	10/9/1996	25.92%	-0.10%	-1.47%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)		26.46%	0.42%	-0.95%
1	The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares.
2	After-tax returns are shown for only one class and after-tax returns for other classes will vary. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts.

Average Annual Total Returns for the periods ended 12/31/2009
Wells Fargo Advantage Index Fund	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)[1]	7/18/2008	18.75%	-1.40%	-2.09%
Class B (before taxes)[1]	7/18/2008	19.95%	-1.40%	-2.25%
Class C (before taxes)[2]	7/16/2010	26.46%	0.14%	-1.15%
Administrator Class (before taxes)	11/11/1994	26.46%	0.14%	-1.15%
Administrator Class (after taxes on distributions)[3]	11/11/1994	25.74%	-0.77%	-1.91%
Administrator Class (after taxes on distributions and the sale of Fund Shares)[3]	11/11/1994	17.20%	-0.22%	-1.30%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)4,[5]		26.46%	0.42%	-0.95%
1	Performance shown prior to the inception of the Class A and Class B shares reflects the performance of the Administrator Class shares, adjusted for Class A or Class B sales charges and expenses, as applicable.
2	Performance shown for the Class C shares reflects the performance of the Administrator Class shares, and is not adjusted to reflect Class C fees or expenses. The Administrator Class shares annual returns are substantially similar to what the Class C share returns would be because the Administrator Class and Class C shares are invested in the same portfolio and their returns differ only to the extent that they do not have similar fees or expenses. The Fund incurs a shareholder servicing fee of 0.10% for the Administrator Class and 0.25% for Class C and a 12b-1 fee of 0.75% for Class C. The Administrator Class does not pay a 12b-1 fee. The Fund incurs a total net operating expense ratio of 0.25% for the Administrator Class and 1.31% for Class C.
3	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Administrator Class shares. After-tax returns for other share classes will vary.
4	Standard & Poor's, S&P, S&P 500 Index, Standard and Poor's 500 and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Fund.
5	The S&P 500® Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. S&P 500® is a registered trademark of Standard and Poor's. You cannot invest directly in an index.

Shareholder Fee and Fund Expense Comparison

The sales charges and expenses for each class of shares of your Target Fund may be different from those of the corresponding class of shares of the Acquiring Fund. This section compares the fees and expenses you pay if you buy, hold, and sell shares of the Target Fund and the Acquiring Fund.

The following tables entitled "Shareholder Fees" allow you to compare the maximum sales charges of the Funds. The Pro Forma table also shows you what the maximum sales charges will be, assuming the Merger takes place. The Target Fund shareholders will not pay any front-end or contingent deferred sales charges ("CDSC") in connection with the Merger.

The maximum sales charges applicable to Class B and Class C shares of the Wells Fargo Advantage Index Fund are identical to the maximum sales charges for the corresponding class of shares of Evergreen Equity Index Fund. The differences in the Funds' Class A sales charge schedules are that the Wells Fargo Advantage Index Fund's front-end sales charges on purchases of Class A shares of less than $50,000 are 1.00% higher than for similar purchases of Evergreen Equity Index Fund's Class A shares and the Wells Fargo Advantage Index Fund's front-end sales charges on purchases of Class A shares between $50,000 and $99,999 and $250,000 and $499,999 are 0.25% higher than for similar purchases of Evergreen Equity Index Fund's Class A shares. In addition, the CDSC you may pay when you redeem Class A (where applicable) or Class C shares of the Wells Fargo Advantage Index Fund (other than those you receive in connection with the Merger) will be based on the net asset value of your shares when they were purchased, not the lower of (x) that amount or (y) the value of the shares at the time of redemption, as is the case for Class A and Class C shares of Evergreen Equity Index Fund.

The CDSC, if any, that will apply to Class A (where applicable), Class B and Class C shares received in connection with a Merger will be calculated using the CDSC schedule applicable to the Target Fund shares exchanged in the Merger and the date that you purchased those Target Fund shares, and on the lower of (i) the net asset value of your shares on the date they were purchased or (ii) the value of the shares at the time of redemption.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Target Fund's family of funds or in the Acquiring Fund's family of funds. Information regarding sales charges and sales charge discounts applicable to investments in the Acquiring Fund's family of funds is available in the "Buying, Selling and Exchanging Fund Shares -- Wells Fargo Advantage Funds" section of this prospectus/proxy statement. More information about these and other discounts is available from your financial professional and in the Funds' prospectuses.

Following the completion of the Merger, former Class IS shareholders of Evergreen Equity Index Fund will be able to purchase additional Class A shares of the Wells Fargo Advantage Index Fund at net asset value (i.e., without a front-end sales charge). Those shareholders may also exchange Class A shares of the Wells Fargo Advantage Index Fund for Class A shares of a different Wells Fargo Advantage Fund at net asset value, after which, subsequent purchases of shares of that other fund may also be made at net asset value.

The following tables entitled "Annual Fund Operating Expenses" allow you to compare the annual operating expenses of the Funds. The total annual fund operating expenses for both the Target and the Acquiring Funds set forth in the following tables are based on the actual expenses for the twelve-month period ended September 30, 2009. The pro forma expense table shows you what the total annual fund operating expenses (before and after waiver) would have been for the Acquiring Fund for the twelve-month period ended September 30, 2009, assuming the Merger had taken place at the beginning of that period. Since Class C shares of the Acquiring Fund have not commenced operations, Class C shares are not included in the table entitled "Annual Fund Operating Expenses - Wells Fargo Advantage Index Fund." Exhibit C contains expense tables and examples for both the Target and Acquiring Funds based upon the actual expenses incurred by such Funds during their most recently completed fiscal years. Exhibit C also includes pro forma expense tables and examples for the Acquiring Fund based on the date of the Target Fund's most recent (as of the effective date of the registration statement that includes this prospectus/proxy statement) financial statements.

Shareholder Fees (fees paid directly from your investment)

Evergreen Equity Index Fund
	Class A	Class B	Class C	Class I, Class IS
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.75%[1]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None[1]	5.00%	1.00%	None
1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Evergreen Equity Index Fund
Total Annual Fund Operating Expenses1,[2]
Class A	1.09%
Class B	1.84%
Class C	1.84%
Class I	0.84%
Class IS	1.09%
1	The Total Annual Fund Operating Expenses in the table above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in other investment companies.
2	The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements made by the Fund's investment adviser in order to reduce expense ratios. Including voluntary fee waivers and/or expense reimbursements as of September 30, 2009, Total Annual Fund Operating Expenses were 0.57% for Class A, 1.32% for Class B, 1.32% for Class C, 0.32% for Class I, and 0.57% for Class IS. The Fund's investment adviser may cease these voluntary waivers and/or reimbursements at any time.

Shareholder Fees (fees paid directly from your investment)

Wells Fargo Advantage Index Fund
	Class A	Class B	Administrator Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%[1]	None	None
Maximum deferred sales charge (load) (as a percentage of the net asset value at purchase)	None[1]	5.00%	None
1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Wells Fargo Advantage Index Fund
	Total Annual Fund Operating Expenses (Before Waiver)1,[2]	Total Annual Fund Operating Expenses (After Waiver)2,[3]
Class A	0.73%	0.62%
Class B	1.48%	1.37%
Administrator Class	0.40%	0.25%
1	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2	Includes gross expenses allocated from the master portfolio in which the Fund invests.
3	Funds Management has committed through 1/31/2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), including the underlying master portfolio's fees and expenses, and excluding brokerage commissions, interest, taxes, and extraordinary expenses, do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this date, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Shareholder Fees (fees paid directly from your investment)

Wells Fargo Advantage Index Fund (Pro Forma)
	Class A1	Class B	Class C	Administrator Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%[2]	None	None	None
Maximum deferred sales charge (load) (as a percentage of the net asset value at purchase)	None[2]	5.00%	1.00%	None
1	Following completion of the Mergers, former Class IS shareholders of any Target Fund who receive Class A shares of a Wells Fargo Advantage Fund in a Merger may buy additional Class A shares of that Wells Fargo Advantage Fund at net asset value (i.e., without a front-end sales charge). Those shareholders may also exchange Class A shares of that Wells Fargo Advantage Fund for Class A shares of a different Wells Fargo Advantage Fund at net asset value, after which subsequent purchases of shares of that other Fund may also be made at net asset value.
2	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Wells Fargo Advantage Index Fund (Pro Forma)
	Total Annual Fund Operating Expenses (Before Waiver)[1]	Total Annual Fund Operating Expenses (After Waiver)[2]
Class A	0.67%	0.56%
Class B	1.42%	1.31%
Class C	1.42%	1.31%
Administrator Class	0.36%	0.25%
1	Includes gross expenses allocated from the master portfolio in which the Fund invests.
2	Funds Management has committed for three years after the closing of the Merger to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), including the underlying master portfolio's fees and expenses, and excluding brokerage commissions, interest, taxes, and extraordinary expenses, do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this time, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Each Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). The fees charged to Class B and Class C shares of Evergreen Equity Index Fund pursuant to the Fund's Distribution Plan are 0.25% more than the Distribution Plan fees borne by Class B and Class C shares of the Wells Fargo Advantage Index Fund, respectively. However, each of those Wells Fargo Advantage Index Fund share classes are subject to a shareholder servicing fee of up to 0.25%. The fees borne by Class A and Class IS shares of Evergreen Equity Index Fund pursuant to that Fund's Distribution Plan are 0.25%; Class A shares of the Wells Fargo Advantage Index Fund do not bear fees under a distribution plan, but are subject to a shareholder servicing fee of up to 0.25%. While neither Class I shares of Evergreen Equity Index Fund nor Administrator Class shares of the Wells Fargo Advantage Index Fund are subject to fees under a distribution plan, Administrator Class shares are subject to a shareholder servicing fee of up to 0.10%.

Portfolio Turnover. The Target and Acquiring Funds pay transaction costs, such as commissions or dealer mark-ups, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect each Fund's performance. During the most recent fiscal year, the Target Fund's portfolio turnover rate was 6% of the average value of its portfolio and the Acquiring Fund's portfolio turnover rate was 10% of the average value of its portfolio.

Fund Management Information

The following table identifies the investment adviser, investment sub-adviser and portfolio manager(s) for the Acquiring Fund. Further information about the management of the Acquiring Fund can be found under the section entitled "Management of the Funds."

Wells Fargo Advantage Index Fund
Investment Adviser	Funds Management
Investment Sub-adviser	Wells Capital Management Incorporated
Portfolio Manager	William E. Zieff

Tax Information

It is expected that the Merger will be tax-free to shareholders for U.S. federal income tax purposes, and receipt of an opinion substantially to that effect from Proskauer Rose LLP, special tax counsel to the Acquiring Fund, is a condition to the obligation of the Funds to consummate the Merger. This means that neither shareholders nor your Target or Acquiring Fund will recognize a gain or loss for U.S. federal income tax purposes directly as a result of the Merger. However, because the Merger will end the tax year of your Target Fund, the Merger may accelerate taxable distributions from your Target Fund to its shareholders.

The cost basis and holding period of your Target Fund shares will carry over for U.S. federal income tax purposes to the shares of the Acquiring Fund you receive as a result of the Merger. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of a gain or a loss to the shareholder for U.S. federal income tax purposes if the shareholder holds the shares in a taxable account.

U.S. federal income tax law permits each of the Funds to carry forward net capital losses for up to eight taxable years. Your Target Fund may be presently entitled to significant net capital loss carryforwards for U.S. federal income tax purposes, as detailed in "Material U.S. Federal Income Tax Consequences of the Mergers." Your Merger will cause the tax year of your Target Fund to close, resulting in an earlier expiration of net capital loss carryforwards than would otherwise occur. In addition, your Merger is expected to result in a limitation on the ability of your Acquiring Fund to use carryforwards of your Target Fund, if any, and, potentially, to use unrealized capital losses inherent in the tax basis of the assets acquired, if any, once realized.

Certain other U.S. federal income tax consequences are discussed below under "Material U.S. Federal Income Tax Consequences of the Mergers."

EVERGREEN FUNDAMENTAL MID CAP VALUE FUND INTO WELLS FARGO ADVANTAGE MID CAP DISCIPLINED FUND

Share Class Information

The following table illustrates the share class of the Acquiring Fund you will receive as a result of the Merger in exchange for the shares you own in your Target Fund.

If you own this class of shares of Evergreen Fundamental Mid Cap Value Fund:	You will get this class of shares of Wells Fargo Advantage Mid Cap Disciplined Fund:
Class A	Class A
Class B1	Class A
Class C	Class C
Class I2	Institutional Class
1	Former Class B shareholders of the Target Fund will not be subject to a contingent deferred sales charge upon the redemption of the Class A shares they receive as a result of the Merger, but will have to pay a front-end sales charge on additional purchases of Class A shares of the Acquiring Fund as described below in the section entitled "Buying, Selling and Exchanging Fund Shares."
2	Following completion of the Mergers, former Class I shareholders of any applicable Evergreen Target Fund will not need to meet the minimum investment amount or the institutional entity requirements applicable to the Institutional Class shares of any Wells Fargo Advantage Fund received in a Merger.

The Acquiring Fund shares you receive as a result of the Merger will have the same total value as the total value of your Target Fund shares as of the close of business on the business day immediately prior to the Merger.

The procedures for buying, selling and exchanging shares of the Funds are similar. For additional information, see the section entitled "Buying, Selling and Exchanging Fund Shares." This section also contains important information for foreign shareholders of a Target Fund, defined as shareholders whose accounts do not currently have both a U.S. address and taxpayer identification number on record with the Funds. Following the Merger, foreign shareholders will not be able to make additional investments into a Wells Fargo Advantage Fund.

Investment Goal and Strategy Comparison

The following section compares the investment goals, principal investment strategies and fundamental investment policies of the Funds. The investment goals of the Funds may be changed without shareholder approval.

The Funds' investment goals and investment strategies are substantially similar. Both Funds seek long-term capital growth/appreciation by normally investing at least 80% of their assets in medium-capitalization companies. The portfolio managers for each Fund look for significantly undervalued companies that they believe have the potential for above average capital growth with below average risk.

A more complete description of each Fund's investment goals and strategies is below.

EVERGREEN FUNDAMENTAL MID CAP VALUE FUND (Target Fund)	WELLS FARGO ADVANTAGE MID CAP DISCIPLINED FUND (Acquiring Fund)
INVESTMENT GOAL
The Fund seeks long-term capital growth.	The Fund seeks long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of medium-sized U.S. companies (i.e., companies whose market capitalizations fall within the market capitalization range of the companies tracked by the Russell Midcap® Index, measured at the time of purchase). In addition, the Fund seeks to maintain a dollar-weighted average market capitalization that falls within the range of the Russell Midcap® Index. As of December 31, 2009, the Russell Midcap® Index had a market capitalization range of approximately $263 million to $15.6 billion. The remaining 20% of the Fund's assets may be invested in other types of investments, including, without limitation, common stocks of companies of any size, preferred stocks, and securities convertible into common stocks.

Under normal circumstances, we invest at least 80% of the Fund's net assets in equity securities of medium-capitalization companies. We invest principally in equity securities of medium-capitalization companies, which we define as securities of companies with market capitalizations within the range of the Russell Midcap® Index. The market capitalization range of the Russell Midcap® Index was $263 million to $15.6 billion, as of December 31, 2009, and is expected to change frequently.

The Fund's principal investment strategies do not include a strategy for investing in equity securities of foreign issuers.	The Fund's principal investment strategies do not include a strategy for investing in equity securities of foreign issuers.[1]
The Fund may, but will not necessarily, use derivatives.	We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The portfolio manager employs a value style of investing and looks for significantly undervalued companies that he believes have the potential for above average capital growth with below average risk. Typical investments include stocks of companies that have low price-to-earnings ratios, are out of favor in the marketplace, are selling significantly below their stated or replacement book value or are undergoing a reorganization or other corporate action that may create above average price appreciation.

We look for significantly undervalued companies that we believe have the potential for above average capital growth with below average risk. Rigorous fundamental research drives our search for undervalued, high quality companies, defined as industry leaders with strong balance sheets and superior cash flows. We utilize quantitative screens to narrow the investment universe by assessing companies' financial statement strength and looking for high cash flows and low financial leverage. Through detailed qualitative research, we then identify stocks valued below their estimated intrinsic value with hidden opportunities for above-average appreciation. Typical investments include stocks of companies that have low price-to-earnings ratios, are generally out of favor in the marketplace, are selling significantly below their stated or replacement book value or are undergoing a reorganization or other corporate action that may create above-average price appreciation.[1]

The Fund will consider selling a portfolio investment when a portfolio manager believes the issuer's investment fundamentals are beginning to deteriorate, when the investment no longer appears consistent with the portfolio manager's investment methodology, when the Fund must meet redemptions, in order to take advantage of more attractive investment opportunities, or for other investment reasons which a portfolio manager deems appropriate.

We regularly review the investments of the portfolio and may sell a portfolio holding when a stock's price nears its intrinsic value appreciation target, the macro environment becomes unfavorable, short-term downside risks increase, the company's fundamentals have deteriorated or we identify a more attractive investment opportunity.[1]

Although not a principal investment strategy, the Fund may, but will not necessarily, temporarily invest up to 100% of its assets in cash and/or high-quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's investment goal and principal investment strategies and, if employed, could result in a lower return and loss of market opportunity.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

1	Reflects the investment strategy of the Fund to be effective at the time of the Merger.

Although the Fund families have historically used different terminology and descriptions to describe their fundamental investment policies, the fundamental investment policies of the Target and Acquiring Funds are substantively similar. For a comparative chart of fundamental investment policies, please see Exhibit B.

Principal Risk Comparison

Because the Evergreen funds and Wells Fargo Advantage Funds were unaffiliated fund families until recently, the Funds have historically used different terminology and descriptions to describe their principal risks. Nonetheless, due to the similarity of the Funds' investment strategies, the Funds are generally subject to similar types of risks. Listed below are the principal risks that apply to an investment in the Wells Fargo Advantage Mid Cap Disciplined Fund. A description of those risks can be found in the section of this prospectus/proxy statement entitled "Risk Descriptions." Although both Funds may be subject to the risks listed below, they may be subject to a particular risk to different degrees.

Principal Risks1
Active Trading Risk
Counter-Party Risk
Derivatives Risk
Issuer Risk
Leverage Risk
Liquidity Risk
Management Risk
Market Risk
Regulatory Risk
Smaller Company Securities Risk
Value Style Investment Risk

1	Reflects the principal risks of the Fund to be effective at the time of the Merger.

A discussion of the principal risks associated with an investment in the Target Fund may be found in the Target Fund's prospectus. In addition, each Fund has other investment policies, practices and restrictions which, together with the Fund's related risks, are also set forth in the Fund's prospectus and SAI.

Fund Performance Comparison

The following bar charts and tables illustrate how each Fund's returns have varied from year to year and compare each Fund's returns with those of one or more broad-based securities indexes. Past performance (before and after taxes) is not necessarily an indication of future results. Current month-end performance information is available for the Target Fund at www.evergreeninvestments.com and for a Wells Fargo Advantage Fund at www.wellsfargo.com/advantagefunds. The bar charts do not reflect applicable sales charges; if they did, returns would be lower than those shown.

Year-by-Year Total Return for Class I Shares (%) for Evergreen Fundamental Mid Cap Value Fund

Highest Quarter:	3rd Quarter 2009	+19.42%
Lowest Quarter:	4th Quarter 2008	-21.52%
	Year-to-date total return as of 3/31/2010 is +8.90%

Year-by-Year Total Return for Institutional Class Shares (%) for Wells Fargo Advantage Mid Cap Disciplined Fund1

1	Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of Institutional Class shares.

Highest Quarter:	4th Quarter 2001	+23.93%
Lowest Quarter:	4th Quarter 2008	-21.80%
	Year-to-date total return as of 3/31/2010 is +7.84%

Average Annual Total Returns for the periods ended 12/31/2009
Evergreen Fundamental Mid Cap Value Fund	Inception Date of Share Class	1 Year	5 Year	Performance Since 9/28/2007
Class A (before taxes)	9/28/2007	19.75%	N/A	-8.04%
Class B (before taxes)	9/28/2007	21.19%	N/A	-7.50%
Class C (before taxes)	9/28/2007	25.21%	N/A	-6.21%
Class I (before taxes)	9/28/2007	27.32%	N/A	-5.36%
Class I (after taxes on distributions)	9/28/2007	27.11%	N/A	-5.50%
Class I (after taxes on distributions and the sale of Fund Shares)	9/28/2007	18.02%	N/A	-4.55%
Russell Midcap Value Index (reflects no deduction for fees, expenses, or taxes)		34.21%	N/A	-10.58%
1	After-tax returns are shown for only one class and after-tax returns for other classes will vary. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts.

Average Annual Total Returns for the periods ended 12/31/2009
Wells Fargo Advantage Mid Cap Disciplined Fund	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)[1]	7/31/2007	24.33%	1.12%	8.18%
Class C (before taxes)[1]	7/31/2007	30.10%	1.60%	8.17%
Institutional Class (before taxes)[2]	4/11/2005	32.43%	2.69%	9.02%
Institutional Class (after taxes on distributions)[3]	4/11/2005	31.85%	0.77%	7.12%
Institutional Class (after taxes on distributions and the sale of Fund Shares)[3]	4/11/2005	21.07%	1.47%	6.93%
Russell Midcap® Value Index (reflects no deduction for fees, expenses, or taxes)[4]		34.21%	1.98%	7.58%
1	Performance shown prior to the inception of the Class A shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of Class A shares, but has been adjusted to reflect Class A sales charges. Performance shown prior to the inception of Class C shares reflects the performance of the Investor Class shares, adjusted to reflect Class C sales charges and expenses.
2	Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of Institutional Class shares.
3	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Institutional Class shares. After-tax returns for other share classes will vary.
4	The Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. You cannot invest directly in an index.

Shareholder Fee and Fund Expense Comparison

The sales charges and expenses for each class of shares of your Target Fund may be different from those of the corresponding class of shares of the Acquiring Fund. This section compares the fees and expenses you pay if you buy, hold, and sell shares of the Target Fund and the Acquiring Fund.

The following tables entitled "Shareholder Fees" allow you to compare the maximum sales charges of the Funds. The Pro Forma table also shows you what the maximum sales charges will be, assuming the Merger takes place. The Target Fund shareholders will not pay any front-end sales charge or CDSC in connection with the Merger.

The maximum sales charges applicable to Class A and Class C shares of the Wells Fargo Advantage Mid Cap Disciplined Fund are identical to the maximum sales charges for the corresponding class of shares of Evergreen Fundamental Mid Cap Value Fund. The differences in the Funds' Class A sales charge schedules are that the Wells Fargo Advantage Mid Cap Disciplined Fund's front-end sales charges on purchases of Class A shares between $50,000 and $99,999 and between $250,000 and $499,999 are 0.25% higher than for similar purchases of Evergreen Fundamental Mid Cap Value Fund's Class A shares and the CDSC you may pay when you redeem Class A (where applicable) or Class C shares of the Wells Fargo Advantage Mid Cap Disciplined Fund (other than those you receive in connection with the Merger) will be based on the net asset value of your shares when they were purchased, not the lower of (x) that amount or (y) the value of the shares at the time of redemption, as is the case for Class A and Class C shares of Evergreen Fundamental Mid Cap Value Fund.

Class B shareholders of Evergreen Fundamental Mid Cap Value Fund will receive Class A shares of the Wells Fargo Advantage Mid Cap Disciplined Fund in connection with the Merger. Former Class B shareholders of Evergreen Fundamental Mid Cap Value Fund will not be subject to a CDSC upon the redemption of the Class A shares they receive as a result of the Merger, but will have to pay a front-end sales charge on additional purchases of Class A shares of the Wells Fargo Advantage Mid Cap Disciplined Fund as described below.

The CDSC, if any, that will apply to Class A (where applicable), Class B and Class C shares received in connection with a Merger will be calculated using the CDSC schedule applicable to the Target Fund shares exchanged in the Merger and the date that you purchased those Target Fund shares, and on the lower of (i) the net asset value of your shares on the date they were purchased or (ii) the value of the shares at the time of redemption.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Target Fund's family of funds or in the Acquiring Fund's family of funds. Information regarding sales charges and sales charge discounts applicable to investments in the Acquiring Fund's family of funds is available in the "Buying, Selling and Exchanging Fund Shares -- Wells Fargo Advantage Funds" section of this prospectus/proxy statement. More information about these and other discounts is available from your financial professional and in the Funds' prospectuses.

The following tables entitled "Annual Fund Operating Expenses" allow you to compare the annual operating expenses of the Funds. The total annual fund operating expenses for both the Target and the Acquiring Funds set forth in the following tables are based on the actual expenses for the twelve-month period ended September 30, 2009. The pro forma expense table shows you what the total annual fund operating expenses (before and after waiver) would have been for the Acquiring Fund for the twelve-month period ended September 30, 2009, assuming the Merger had taken place at the beginning of that period. Exhibit C contains expense tables and examples for both the Target and Acquiring Funds based upon the actual expenses incurred by such Funds during their most recently completed fiscal years. Exhibit C also includes pro forma expense tables and examples for the Acquiring Fund based on the date of the Acquiring Fund's most recent (as of the effective date of the registration statement that includes this prospectus/proxy statement) financial statements.

Shareholder Fees (fees paid directly from your investment)

Evergreen Fundamental Mid Cap Value Fund
	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.75%[1]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None[1]	5.00%	1.00%	None
1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Evergreen Fundamental Mid Cap Value Fund
Total Annual Fund Operating Expenses1,[2]
Class A	11.17%
Class B	11.92%
Class C	11.92%
Class I	10.92%
1	The Total Annual Fund Operating Expenses in the table above include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies.
2	The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements made by the Fund's investment adviser in order to reduce expense ratios. Including voluntary fee waivers and/or expense reimbursements as of September 30, 2009, Total Annual Fund Operating Expenses were 1.27% for Class A, 2.02% for Class B, 2.02% for Class C, and 1.02% for Class I. The Fund's investment adviser may cease these voluntary waivers and/or reimbursements at any time.

Shareholder Fees (fees paid directly from your investment)

Wells Fargo Advantage Mid Cap Disciplined Fund
	Class A	Class C	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%[1]	None	None
Maximum deferred sales charge (load) (as a percentage of the net asset value at purchase)	None[1]	1.00%	None
1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Wells Fargo Advantage Mid Cap Disciplined Fund
	Total Annual Fund Operating Expenses (Before Waiver)[1]	Total Annual Fund Operating Expenses (After Waiver)2,[3]
Class A	1.41%	1.26%
Class C	2.16%	2.01%
Institutional Class	0.96%	0.91%
1	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2	The Total Annual Fund Operating Expenses shown here include the expenses of any money market fund or other fund held by the Fund.
3	Funds Management has committed through 2/28/2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed 1.25% for Class A, 2.00% for Class C, and 0.90% for Institutional Class. After this date, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Shareholder Fees (fees paid directly from your investment)

Wells Fargo Advantage Mid Cap Disciplined Fund (Pro Forma)
	Class A1	Class C	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%[2]	None	None
Maximum deferred sales charge (load) (as a percentage of the net asset value at purchase)	None[2]	1.00%	None
1	Former Class B shareholders of the Target Fund will not be subject to a contingent deferred sales charge upon the redemption of the Class A shares they receive as a result of the Merger, but will have to pay a front-end sales charge on additional purchases of Class A shares of the Acquiring Fund as described below in the section entitled "Buying, Selling and Exchanging Fund Shares."
2	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Wells Fargo Advantage Mid Cap Disciplined Fund (Pro Forma)
	Total Annual Fund Operating Expenses (Before Waiver)	Total Annual Fund Operating Expenses (After Waiver)1,[2]
Class A	1.31%	1.26%
Class C	2.06%	2.01%
Institutional Class	0.88%	0.88%
1	The Total Annual Fund Operating Expenses shown here include the expenses of any money market fund or other fund held by the Fund.
2	Funds Management has committed for three years after the closing of the Merger to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed 1.25% for Class A, 2.00% for Class C, and 0.87% for Institutional Class. After this time, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Each Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). The fees charged to Class C shares of Evergreen Fundamental Mid Cap Value Fund pursuant to the Fund's Distribution Plan are 0.25% more than the Distribution Plan fees borne by Class C shares of the Wells Fargo Advantage Mid Cap Disciplined Fund. However, the Wells Fargo Advantage Mid Cap Disciplined Fund's Class C shares are subject to a shareholder servicing fee of up to 0.25%. The fees borne by Class A and Class B shares of Evergreen Fundamental Mid Cap Value Fund pursuant to their Distribution Plan are 0.25% and 1.00% of the Fund's average daily net assets, respectively; Class A shares of the Wells Fargo Advantage Mid Cap Disciplined Fund do not bear fees under a distribution plan, but are subject to a shareholder servicing fee of up to 0.25%. Neither Class I shares of Evergreen Fundamental Mid Cap Value Fund nor Institutional Class shares of the Wells Fargo Advantage Mid Cap Disciplined Fund are subject to fees under a distribution plan or a shareholder servicing fee.

Portfolio Turnover. The Target and Acquiring Funds pay transaction costs, such as commissions or dealer mark-ups, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect each Fund's performance. During the most recent fiscal year, the Target Fund's portfolio turnover rate was 187% of the average value of its portfolio and the Acquiring Fund's portfolio turnover rate was 106% of the average value of its portfolio. Each Fund may actively trade portfolio securities.

Fund Management Information

The following table identifies the investment adviser, investment sub-adviser and portfolio manager(s) for the Acquiring Fund. Further information about the management of the Acquiring Fund can be found under the section entitled "Management of the Funds."

Wells Fargo Advantage Mid Cap Disciplined Fund
Investment Adviser	Funds Management
Investment Sub-adviser	Wells Capital Management Incorporated
Portfolio Managers	James M. Tringas, CFA, CPA Bryant VanCronkhite, CFA, CPA

Tax Information

It is expected that the Merger will be tax-free to shareholders for U.S. federal income tax purposes, and receipt of an opinion substantially to that effect from Proskauer Rose LLP, special tax counsel to the Acquiring Fund, is a condition to the obligation of the Funds to consummate the Merger. This means that neither shareholders nor your Target or Acquiring Fund will recognize a gain or loss for U.S. federal income tax purposes directly as a result of the Merger. However, because the Merger will end the tax year of your Target Fund, the Merger may accelerate taxable distributions from your Target Fund to its shareholders.

The cost basis and holding period of your Target Fund shares will carry over for U.S. federal income tax purposes to the shares of the Acquiring Fund you receive as a result of the Merger. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of a gain or a loss to the shareholder for U.S. federal income tax purposes if the shareholder holds the shares in a taxable account.

A substantial portion of the securities held by your Target Fund may be disposed of in connection with the Merger. This could result in additional portfolio transaction costs to your Target Fund and increased taxable distributions to shareholders of your Target Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and your Target Fund's basis in such assets. Any net realized capital gains from sales that occur prior to the Merger will be distributed to your Target Fund's shareholders as capital gain dividends (to the extent of the excess of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of the excess of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale (after reduction by any available capital loss carryforwards), and such distributions will be taxable to shareholders.

U.S. federal income tax law permits each of the Funds to carry forward net capital losses for up to eight taxable years. Your Target Fund may be presently entitled to significant net capital loss carryforwards for U.S. federal income tax purposes, as detailed in "Material U.S. Federal Income Tax Consequences of the Mergers." Your Merger will cause the tax year of your Target Fund to close, resulting in an earlier expiration of net capital loss carryforwards than would otherwise occur. In addition, your Merger is expected to result in a limitation on the ability of your Acquiring Fund to use carryforwards of your Target Fund, if any, and, potentially, to use unrealized capital losses inherent in the tax basis of the assets acquired, if any, once realized.

Certain other U.S. federal income tax consequences are discussed below under "Material U.S. Federal Income Tax Consequences of the Mergers."

EVERGREEN MID CAP GROWTH FUND INTO WELLS FARGO ADVANTAGE MID CAP GROWTH FUND

Share Class Information

The following table illustrates the share class of the Acquiring Fund you will receive as a result of the Merger in exchange for the shares you own in your Target Fund.

If you own this class of shares of Evergreen Mid Cap Growth Fund:	You will get this class of shares of Wells Fargo Advantage Mid Cap Growth Fund:
Class A	Class A
Class B	Class B
Class C	Class C
Class I1	Institutional Class
1	Following completion of the Mergers, former Class I shareholders of any applicable Evergreen Target Fund will not need to meet the minimum investment amount or the institutional entity requirements applicable to the Institutional Class shares of any Wells Fargo Advantage Fund received in a Merger.

The Acquiring Fund shares you receive as a result of the Merger will have the same total value as the total value of your Target Fund shares as of the close of business on the business day immediately prior to the Merger.

The procedures for buying, selling and exchanging shares of the Funds are similar. For additional information, see the section entitled "Buying, Selling and Exchanging Fund Shares." This section also contains important information for foreign shareholders of a Target Fund, defined as shareholders whose accounts do not currently have both a U.S. address and taxpayer identification number on record with the Funds. Following the Merger, foreign shareholders will not be able to make additional investments into a Wells Fargo Advantage Fund.

Investment Goal and Strategy Comparison

The following section compares the investment goals, principal investment strategies and fundamental investment policies of the Funds. The investment goals of the Funds may be changed without shareholder approval.

The Funds' investment goals and investment strategies are substantially similar. Both Funds seek long-term capital growth/appreciation. Each Fund normally invests at least 80% of its assets in medium-capitalization companies, and each Fund invests in companies using a growth style of investing. Evergreen Mid Cap Growth Fund may also invest up to 20% of its assets in other types of investments, which includes foreign securities, while the Wells Fargo Advantage Mid Cap Growth Fund does not have a similar principal investment strategy with respect to foreign investments. This means Evergreen Mid Cap Growth Fund may invest a greater percentage of its assets in foreign securities.

EVERGREEN MID CAP GROWTH FUND (Target Fund)	WELLS FARGO ADVANTAGE MID CAP GROWTH FUND (Acquiring Fund)
INVESTMENT GOAL
The Fund seeks long-term capital growth.	The Fund seeks long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in common stocks of medium-sized U.S. companies (i.e., companies whose market capitalizations fall within the market capitalization range of the companies tracked by the Russell Midcap® Index, measured at the time of purchase). In addition, the Fund will seek to maintain a dollar-weighted average market capitalization within the market capitalization range of companies tracked by the Russell Midcap® Index. As of December 31, 2009, the Russell Midcap® Index had a market capitalization range of approximately $263 million to $15.6 billion. Up to 20% of the Fund's assets may be invested in other securities, without regard to the market capitalizations of the issuers, including (1) common stocks of companies with large or small market capitalizations, (2) foreign securities, (3) securities convertible into common stocks, and (4) rights or warrants to purchase common stocks.

Under normal circumstances, we invest at least 80% of the Fund's net assets in equity securities of medium-capitalization companies, which we define as those companies with market capitalizations within the range of the Russell Midcap® Index. The market capitalization range of the Russell Midcap® Index was $263 million to $15.6 billion, as of December 31, 2009, and is expected to change frequently. We invest principally in equity securities of medium-capitalization companies that we believe have above-average growth potential.[1]

The Fund may, but will not necessarily, use derivatives.	We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The Fund's stock selection is based on a growth style of investing. The Fund's portfolio managers emphasize investments in companies they believe have above-average earnings growth potential. While income is not a goal of the Fund, securities with strong income potential may be included in the portfolio as long as they do not conflict with the Fund's goal of long-term capital growth.

We focus our investment strategy on identifying and investing in medium-capitalization companies that we believe continue to provide consistent growth potential. We build the Fund's portfolio from the bottom-up selecting medium-capitalization companies that we consider to have successful business plans. We seek high growth, favorably valued securities and have a bias for growth companies with reasonable valuation. We maintain a disciplined approach to monitoring the valuation characteristics of the portfolio.

The Fund will consider selling a portfolio investment when a portfolio manager believes the issuer's investment fundamentals are beginning to deteriorate, when the investment no longer appears consistent with the portfolio manager's investment methodology, when the Fund must meet redemptions, in order to take advantage of more attractive investment opportunities, or for other investment reasons which a portfolio manager deems appropriate.

We use a variety of criteria specific to a given portfolio security to determine when we may potentially sell such security so that we avoid reacting to pressure caused by volatility in the broad mid cap market. Such criteria may include a security reaching our target price, (potentially as a result of an expansion of the price-earnings multiple or a change in our earnings estimate), the availability of a more favorable investment opportunity, or a drop in the price of a security below cost (after adjustment for major market declines).We may actively trade portfolio securities.

Although not a principal investment strategy, the Fund may, but will not necessarily, temporarily invest up to 100% of its assets in cash and/or high-quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's investment goal and principal investment strategies and, if employed, could result in a lower return and loss of market opportunity.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

1	Reflects the investment strategy of the Fund to be effective at the time of the Merger.

Although the Fund families have historically used different terminology and descriptions to describe their fundamental investment policies, the fundamental investment policies of the Target and Acquiring Funds are substantively similar. For a comparative chart of fundamental investment policies, please see Exhibit B.

Principal Risk Comparison

Because the Evergreen funds and Wells Fargo Advantage Funds were unaffiliated fund families until recently, the Funds have historically used different terminology and descriptions to describe their principal risks. Nonetheless, due to the similarity of the Funds' investment strategies, the Funds are generally subject to similar types of risks. Listed below are the principal risks that apply to an investment in the Wells Fargo Advantage Mid Cap Growth Fund. A description of those risks can be found in the section of this prospectus/proxy statement entitled "Risk Descriptions." Although both Funds may be subject to the risks listed below, they may be subject to a particular risk to different degrees. Because Evergreen Mid Cap Growth Fund may invest in foreign securities as part of its principal investment strategies, an investment in Evergreen Mid Cap Growth Fund may be subject to the risks associated with foreign securities to a greater extent than an investment in the Wells Fargo Advantage Mid Cap Growth Fund.

Principal Risks
Counter-Party Risk
Derivatives Risk
Growth Style Investment Risk
Issuer Risk
Leverage Risk
Liquidity Risk
Management Risk
Market Risk
Regulatory Risk
Smaller Company Securities Risk

A discussion of the principal risks associated with an investment in the Target Fund may be found in the Target Fund's prospectus. In addition, each Fund has other investment policies, practices and restrictions which, together with the Fund's related risks, are also set forth in the Fund's prospectus and SAI.

Fund Performance Comparison

The following bar charts and tables illustrate how each Fund's returns have varied from year to year and compare each Fund's returns with those of one or more broad-based securities indexes. Past performance (before and after taxes) is not necessarily an indication of future results. Current month-end performance information is available for the Target Fund at www.evergreeninvestments.com and for a Wells Fargo Advantage Fund at www.wellsfargo.com/advantagefunds. The bar charts do not reflect applicable sales charges; if they did, returns would be lower than those shown.

Year-by-Year Total Return for Class A Shares (%) for Evergreen Mid Cap Growth Fund

Highest Quarter:	4th Quarter 2001	+23.85%
Lowest Quarter:	4th Quarter 2008	-27.10%
	Year-to-date total return as of 3/31/2010 is +7.30%

Year-by-Year Total Return for Class A Shares (%) for Wells Fargo Advantage Mid Cap Growth Fund

Highest Quarter:	3rd Quarter 2009	+20.36%
Lowest Quarter:	4th Quarter 2008	-30.19%
	Year-to-date total return as of 3/31/2010 is +7.95%

Average Annual Total Returns for the periods ended 12/31/2009
Evergreen Mid Cap Growth Fund	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	1/20/1998	24.93%	-2.27%	-2.23%
Class B (before taxes)[1]	9/11/1935	26.50%	-2.18%	-2.36%
Class B (after taxes on distributions)	9/11/1935	26.50%	-2.32%	-3.60%
Class B (after taxes on distributions and the sale of Fund Shares)	9/11/1935	17.22%	-1.83%	-2.43%
Class C (before taxes)	1/26/1998	30.19%	-1.84%	-2.36%
Class I (before taxes)	1/26/1998	32.60%	-0.88%	-1.41%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses, or taxes)		46.29%	2.40%	-0.52%
1	The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares.
2	After-tax returns are shown for only one class and after-tax returns for other classes will vary. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts.

Average Annual Total Returns for the periods ended 12/31/2009
Wells Fargo Advantage Mid Cap Growth Fund	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	12/30/1994	45.42%	2.72%	1.80%
Class A (after taxes on distributions)[1]	12/30/1994	45.42%	0.79%	-0.44%
Class A (after taxes on distributions and the sale of Fund Shares)[1]	12/30/1994	29.52%	1.66%	0.65%
Class B (before taxes)[2]	6/9/2003	47.17%	2.72%	1.88%
Class C (before taxes)[2]	6/9/2003	51.68%	3.09%	1.61%
Institutional Class (before taxes)[3]	3/31/2008	54.88%	4.15%	2.50%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses, or taxes)[4]		46.29%	2.40%	-0.52%
1	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for other share classes will vary.
2	Performance shown prior to the inception of the Class B and Class C shares reflects the performance of the Class A shares, adjusted to reflect Class B and Class C sales charges and expenses, as applicable.
3	For periods prior to the inception of the Institutional Class, Average Annual Total Returns reflect the performance of the Class A shares, and include expenses that are not applicable to and are higher than those of the Institutional Class shares, but do not include Class A sales charges. If they did include Class A sales charges, returns would be lower.
4	The Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. You cannot invest directly in an index.

Shareholder Fee and Fund Expense Comparison

The sales charges and expenses for each class of shares of your Target Fund may be different from those of the corresponding class of shares of the Acquiring Fund. This section compares the fees and expenses you pay if you buy, hold, and sell shares of the Target Fund and the Acquiring Fund.

The following tables entitled "Shareholder Fees" allow you to compare the maximum sales charges of the Funds. The Pro Forma table also shows you what the maximum sales charges will be, assuming the Merger takes place. The Target Fund shareholders will not pay any front-end sales charge or CDSC in connection with the Merger.

The maximum sales charges applicable to Class A, Class B, and Class C shares of the Wells Fargo Advantage Mid Cap Growth Fund are identical to the maximum sales charges for the corresponding class of shares of Evergreen Mid Cap Growth Fund. The differences in the Funds' Class A sales charge schedules are that the Wells Fargo Advantage Mid Cap Growth Fund's front-end sales charges on purchases of Class A shares between $50,000 and $99,999 and between $250,000 and $499,999 are 0.25% higher than for similar purchases of Evergreen Mid Cap Growth Fund's Class A shares and the CDSC you may pay when you redeem Class A (where applicable) or Class C shares of the Wells Fargo Advantage Mid Cap Growth Fund (other than those you receive in connection with the Merger) will be based on the net asset value of your shares when they were purchased, not the lower of (x) that amount or (y) the value of the shares at the time of redemption, as is the case for Class A and Class C shares of Evergreen Mid Cap Growth Fund.

The CDSC, if any, that will apply to Class A (where applicable), Class B and Class C shares received in connection with a Merger will be calculated using the CDSC schedule applicable to the Target Fund shares exchanged in the Merger and the date that you purchased those Target Fund shares, and on the lower of (i) the net asset value of your shares on the date they were purchased or (ii) the value of the shares at the time of redemption.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Target Fund's family of funds or in the Acquiring Fund's family of funds. Information regarding sales charges and sales charge discounts applicable to investments in the Acquiring Fund's family of funds is available in the "Buying, Selling and Exchanging Fund Shares -- Wells Fargo Advantage Funds" section of this prospectus/proxy statement. More information about these and other discounts is available from your financial professional and in the Funds' prospectuses.

The following tables entitled "Annual Fund Operating Expenses" allow you to compare the annual operating expenses of the Funds. The total annual fund operating expenses for both the Target and the Acquiring Funds set forth in the following tables are based on the actual expenses for the twelve-month period ended September 30, 2009. The pro forma expense table shows you what the total annual fund operating expenses (before and after waiver) would have been for the Acquiring Fund for the twelve-month period ended September 30, 2009, assuming the Merger had taken place at the beginning of that period. Exhibit C contains expense tables and examples for both the Target and Acquiring Funds based upon the actual expenses incurred by such Funds during their most recently completed fiscal years. Exhibit C also includes pro forma expense tables and examples for the Acquiring Fund based on the date of the Acquiring Fund's most recent (as of the effective date of the registration statement that includes this prospectus/proxy statement) financial statements.

Shareholder Fees (fees paid directly from your investment)

Evergreen Mid Cap Growth Fund
	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.75%[1]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None[1]	5.00%	1.00%	None
1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Evergreen Mid Cap Growth Fund
Total Annual Fund Operating Expenses1,[2]
Class A	1.19%
Class B	1.94%
Class C	1.94%
Class I	0.94%
1	The Total Annual Fund Operating Expenses in the table above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in other investment companies.
2	The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements made by the Fund's investment adviser in order to reduce expense ratios. If voluntary fee waivers and/or expense reimbursements that were in place for a portion of the 12 months ended September 30, 2009 were reflected, the Total Annual Fund Operating Expenses shown would have been 0.10% lower for each share class. The Fund's investment adviser had ceased these voluntary fee waivers and/or expense reimbursements as of September 30, 2009.

Shareholder Fees (fees paid directly from your investment)

Wells Fargo Advantage Mid Cap Growth Fund
	Class A	Class B	Class C	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%[1]	None	None	None
Maximum deferred sales charge (load) (as a percentage of the net asset value at purchase)	None[1]	5.00%	1.00%	None
1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Wells Fargo Advantage Mid Cap Growth Fund
	Total Annual Fund Operating Expenses (Before Waiver)[1]	Total Annual Fund Operating Expenses (After Waiver)2,[3]
Class A	1.53%	1.36%
Class B	2.28%	2.11%
Class C	2.28%	2.11%
Institutional Class	1.08%	0.91%
1	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2	The Total Annual Fund Operating Expenses shown here include the expenses of any money market fund or other fund held by the Fund.
3	Funds Management has committed through 2/28/2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed 1.35% for Class A, 2.10% for Class B, 2.10% for Class C, and 0.90% for Institutional Class. After this date, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Shareholder Fees (fees paid directly from your investment)

Wells Fargo Advantage Mid Cap Growth Fund (Pro Forma)
	Class A	Class B	Class C	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%[1]	None	None	None
Maximum deferred sales charge (load) (as a percentage of the net asset value at purchase)	None[1]	5.00%	1.00%	None
1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Wells Fargo Advantage Mid Cap Growth Fund (Pro Forma)
	Total Annual Fund Operating Expenses (Before Waiver)	Total Annual Fund Operating Expenses (After Waiver)1,[2]
Class A	1.36%	1.19%
Class B	2.11%	1.94%
Class C	2.11%	1.94%
Institutional Class	0.93%	0.86%
1	The Total Annual Fund Operating Expenses shown here include the expenses of any money market fund or other fund held by the Fund.
2	Funds Management has committed for three years after the closing of the Merger to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed 1.18% for Class A, 1.93% for Class B, 1.93% for Class C, and 0.85% for Institutional Class. After this time, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Each Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). The fees charged to Class B and Class C shares of Evergreen Mid Cap Growth Fund pursuant to the Fund's Distribution Plan are 0.25% more than the Distribution Plan fees borne by Class B and Class C shares of the Wells Fargo Advantage Mid Cap Growth Fund, respectively. However, each of those Wells Fargo Advantage Mid Cap Growth Fund share classes are subject to a shareholder servicing fee of up to 0.25%. The fees borne by Class A shares of Evergreen Mid Cap Growth Fund pursuant to that Fund's Distribution Plan are 0.25%; Class A shares of the Wells Fargo Advantage Mid Cap Growth Fund do not bear fees under a distribution plan, but are subject to a shareholder servicing fee of up to 0.25%. Neither Class I shares of Evergreen Mid Cap Growth Fund nor Institutional Class shares of the Wells Fargo Advantage Mid Cap Growth Fund are subject to fees under a distribution plan or a shareholder servicing fee.

Portfolio Turnover. The Target and Acquiring Funds pay transaction costs, such as commissions or dealer mark-ups, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect each Fund's performance. During the most recent fiscal year, the Target Fund's portfolio turnover rate was 41% of the average value of its portfolio and the Acquiring Fund's portfolio turnover rate was 68% of the average value of its portfolio. Each Fund may actively trade portfolio securities.

Fund Management Information

The following table identifies the investment adviser, investment sub-adviser and portfolio manager(s) for the Acquiring Fund. Further information about the management of the Acquiring Fund can be found under the section entitled "Management of the Funds."

Wells Fargo Advantage Mid Cap Growth Fund
Investment Adviser	Funds Management
Investment Sub-adviser	Wells Capital Management Incorporated
Portfolio Managers	Jerome "Cam" Philpott, CFA Stuart Roberts

Tax Information

It is expected that the Merger will be tax-free to shareholders for U.S. federal income tax purposes, and receipt of an opinion substantially to that effect from Proskauer Rose LLP, special tax counsel to the Acquiring Fund, is a condition to the obligation of the Funds to consummate the Merger. This means that neither shareholders nor your Target or Acquiring Fund will recognize a gain or loss for U.S. federal income tax purposes directly as a result of the Merger. However, because the Merger will end the tax year of your Target Fund, the Merger may accelerate taxable distributions from your Target Fund to its shareholders.

The cost basis and holding period of your Target Fund shares will carry over for U.S. federal income tax purposes to the shares of the Acquiring Fund you receive as a result of the Merger. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of a gain or a loss to the shareholder for U.S. federal income tax purposes if the shareholder holds the shares in a taxable account.

A substantial portion of the securities held by your Target Fund may be disposed of in connection with the Merger. This could result in additional portfolio transaction costs to your Target Fund and increased taxable distributions to shareholders of your Target Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and your Target Fund's basis in such assets. Any net realized capital gains from sales that occur prior to the Merger will be distributed to your Target Fund's shareholders as capital gain dividends (to the extent of the excess of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of the excess of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale (after reduction by any available capital loss carryforwards), and such distributions will be taxable to shareholders.

U.S. federal income tax law permits each of the Funds to carry forward net capital losses for up to eight taxable years. Your Target Fund may be presently entitled to significant net capital loss carryforwards for U.S. federal income tax purposes, as detailed in "Material U.S. Federal Income Tax Consequences of the Mergers." Your Merger will cause the tax year of your Target Fund to close, resulting in an earlier expiration of net capital loss carryforwards than would otherwise occur. In addition, your Merger is expected to result in a limitation on the ability of your Acquiring Fund to use its own carryforwards, if any, and, potentially, to use unrealized capital losses inherent in the tax basis of its current assets, if any, once realized.

Certain other U.S. federal income tax consequences are discussed below under "Material U.S. Federal Income Tax Consequences of the Mergers."

EVERGREEN SHORT-INTERMEDIATE MUNICIPAL BOND FUND INTO WELLS FARGO ADVANTAGE SHORT-TERM MUNICIPAL BOND FUND

Share Class Information

The following table illustrates the share class of the Acquiring Fund you will receive as a result of the Merger in exchange for the shares you own in your Target Fund.

If you own this class of shares of Evergreen Short-Intermediate Municipal Bond Fund:	You will get this class of shares of Wells Fargo Advantage Short-Term Municipal Bond Fund:
Class A	Class A
Class B1	Class A
Class C	Class C
Class I2	Class A
1	Former Class B shareholders of the Target Fund will not be subject to a contingent deferred sales charge upon the redemption of the Class A shares they receive as a result of the Merger, but will have to pay a front-end sales charge on additional purchases of Class A shares of the Acquiring Fund as described below in the section entitled "Buying, Selling and Exchanging Fund Shares."
2	Following completion of the Mergers, former Class I shareholders of any Evergreen Target Fund who receive Class A shares of a Wells Fargo Advantage Fund in a Merger may buy additional Class A shares of that Wells Fargo Advantage Fund at net asset value (i.e., without a front-end sales charge). Those shareholders may also exchange Class A shares of that Wells Fargo Advantage Fund for Class A shares of a different Wells Fargo Advantage Fund at net asset value, after which, subsequent purchases of shares of that other Fund may also be made at net asset value.

The Acquiring Fund shares you receive as a result of the Merger will have the same total value as the total value of your Target Fund shares as of the close of business on the business day immediately prior to the Merger.

The procedures for buying, selling and exchanging shares of the Funds are similar. For additional information, see the section entitled "Buying, Selling and Exchanging Fund Shares." This section also contains important information for foreign shareholders of a Target Fund, defined as shareholders whose accounts do not currently have both a U.S. address and taxpayer identification number on record with the Funds. Following the Merger, foreign shareholders will not be able to make additional investments into a Wells Fargo Advantage Fund.

Investment Goal and Strategy Comparison

The following section compares the investment goals, principal investment strategies and fundamental investment policies of the Funds. The investment goals of the Funds may be changed without shareholder approval.

The Funds' investment objectives and investment strategies are similar. Evergreen Short-Intermediate Municipal Bond Fund seeks current income exempt from federal income taxes, other than the alternative minimum tax, as part of a long-term strategy of achieving tax-advantaged total return. The Wells Fargo Advantage Short-Term Municipal Bond Fund seeks current income exempt from federal income tax consistent with capital preservation. This means that Evergreen Short-Intermediate Municipal Bond Fund may be more likely to hold securities with a greater focus on capital appreciation in addition to current income, whereas the Wells Fargo Advantage Short-Term Municipal Bond Fund may be more likely to hold securities with a greater focus on capital preservation in addition to current income. Although each Fund normally invests at least 80% of its assets in investment grade municipal securities that pay interest exempt from federal income tax, but not necessarily the federal AMT, the Wells Fargo Advantage Short-Term Municipal Bond Fund may only invest up to 20% of its assets in securities that pay interest subject to the federal AMT, while Evergreen Short-Intermediate Municipal Bond Fund has no such limit. Because Evergreen Short-Intermediate Municipal Bond Fund may invest a greater percentage of its assets in securities subject to the federal alternative minimum tax, its shareholders may receive a greater percentage of distributions that are subject to the federal alternative minimum tax than those of the Wells Fargo Advantage Short-Term Municipal Bond Fund. Evergreen Short-Intermediate Municipal Bond Fund may invest up to 20% of its assets in below investment grade bonds, while the Wells Fargo Advantage Short-Term Municipal Bond Fund may invest up to 15% of its assets in such securities. However, Evergreen Short-Intermediate Municipal Bond Fund will not invest in bonds rated below B, whereas the Wells Fargo Advantage Short-Term Municipal Bond Fund may invest in such securities meaning it may be exposed to securities with a higher likelihood of default. The Wells Fargo Advantage Short-Term Municipal Bond Fund seeks to maintain its dollar-weighted average effective maturity at 3 years or less, while Evergreen Short-Intermediate Municipal Bond Fund attempts to maintain a dollar-weighted average effective maturity of two to five years. This means that Evergreen Short-Intermediate Municipal Bond Fund may, under certain circumstances, have a longer dollar-weighted average effective maturity.

A more complete description of each Fund's investment goals and strategies is below.

EVERGREEN SHORT-INTERMEDIATE MUNICIPAL BOND FUND (Target Fund)	WELLS FARGO ADVANTAGE SHORT-TERM MUNICIPAL BOND FUND (Acquiring Fund)
INVESTMENT GOAL
The Fund seeks current income exempt from federal income taxes, other than the alternative minimum tax, as part of a long-term strategy of achieving tax-advantaged total return.	The Fund seeks current income exempt from federal income tax consistent with capital preservation.
PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in investment grade municipal securities, the interest from which is exempt from federal income taxes, other than the alternative minimum tax. Under normal market conditions, the Fund invests substantially all of its assets in a diversified portfolio of short- and intermediate-term municipal securities. The Fund may also, under normal conditions, invest up to 20% of its assets in taxable securities. The Fund may, however, invest up to 100% of its assets in such securities for temporary defensive purposes. Security ratings are determined at the time of investment and are based on ratings received by nationally recognized statistical ratings organizations or, if a security is not rated, it will be deemed to have the same rating as a security determined to be of comparable quality by the Fund's portfolio managers. If a security is rated by more than one nationally recognized statistical ratings organization, the highest rating is used. The Fund may retain any security whose rating has been downgraded after purchase if the Fund's portfolio managers consider the retention advisable.

Under normal circumstances, we invest at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, but not necessarily the federal alternative minimum tax (AMT), and up to 20% of the Fund's net assets in securities that pay interest subject to federal AMT. We invest principally in short-term municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, but not necessarily the federal alternative minimum tax. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's total assets in securities that pay interest subject to federal AMT.

The Fund may invest up to 20% of its assets in below investment grade bonds (sometimes referred to as "high yield" or "junk bonds"), but will not invest in bonds rated below B.	Under normal circumstances, we invest up to 15% of the Fund's total assets in below investment-grade municipal securities.
The portfolio managers attempt to maintain a dollar-weighted average effective maturity of two to five years.	Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be 3 years or less.

The Fund may, but will not necessarily, use a variety of derivative instruments, such as futures contracts, options and swaps, including, for example, index futures, Treasury futures, Eurodollar futures, interest rate swap agreements, credit default swaps, and total return swaps. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or basket of assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. Derivatives are financial contracts whose values depend on, or are derived from, the value of one or more underlying assets, reference rates or indexes. The various derivative instruments that the Fund may use may change from time to time as new derivative products become available to the Fund. For purposes of determining compliance by the Fund with its investment policies and limitations (including any required investment by the Fund in a particular type of security), the Fund may consider an investment in a derivative instrument to constitute an investment in a security if, in the judgment of the portfolio managers, the derivative instrument provides investment exposure comparable to that of the security. For example, the Fund may consider a futures contract or swap transaction to constitute a particular fixed-income security for these purposes.

We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

In purchasing securities, the portfolio managers' analysis includes price and yield, pricing services' evaluations, relative value provided, diversification provided, structure of the security itself, and supply and demand of municipal securities.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities.

The Fund will consider selling a portfolio investment when a portfolio manager believes the issuer's investment fundamentals are beginning to deteriorate, when the investment no longer appears consistent with the portfolio manager's investment methodology, when the Fund must meet redemptions, in order to take advantage of more attractive investment opportunities, or for other investment reasons which a portfolio manager deems appropriate.

We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/ reward profile. We may actively trade portfolio securities.

Although not a principal investment strategy, the Fund may, but will not necessarily, temporarily invest up to 100% of its assets in cash and/or high-quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's investment goal and principal investment strategies and, if employed, could result in a lower return and loss of market opportunity.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Although the Fund families have historically used different terminology and descriptions to describe their fundamental investment policies, the fundamental investment policies of the Target and Acquiring Funds are substantively similar. The Wells Fargo Advantage Short-Term Municipal Bond Fund's fundamental policies state specifically that the Fund reserves the ability to concentrate in private activity bonds or notes that are the ultimate responsibility of non-government issuers within the same industry and in securities whose issuers are located in the same state or whose principal and interest are paid from revenues of similar type projects. For a comparative chart of fundamental investment policies, please see Exhibit B.

Principal Risk Comparison

Because the Evergreen funds and Wells Fargo Advantage Funds were unaffiliated fund families until recently, the Funds have historically used different terminology and descriptions to describe their principal risks. Nonetheless, due to the similarity of the Funds' investment strategies, the Funds are generally subject to similar types of risks. Listed below are the principal risks that apply to an investment in the Wells Fargo Advantage Short-Term Municipal Bond Fund. A description of those risks can be found in the section of this prospectus/proxy statement entitled "Risk Descriptions." Although both Funds may be subject to the risks listed below, they may be subject to a particular risk to different degrees. The Wells Fargo Advantage Short-Term Municipal Bond Fund may be subject to high yield securities risk to a lesser degree because Evergreen Short-Intermediate Municipal Bond Fund may invest a greater percentage of its assets in below investment grade securities; however, the Wells Fargo Advantage Short-Term Municipal Bond Fund may invest in securities with lower credit ratings and that portion of its portfolio may be more likely than Evergreen Short-Intermediate Municipal Bond Fund to include a security of an issuer that will default. The Wells Fargo Advantage Short-Term Municipal Bond Fund may be subject to interest rate risk, under certain circumstances, to a lesser extent than Evergreen Short-Intermediate Municipal Bond Fund, because Evergreen Short-Intermediate Municipal Bond Fund has greater flexibility to have its dollar-weighted average effective maturity exceed three years.

Principal Risks
Active Trading Risk
Counter-Party Risk
Debt Securities Risk
Derivatives Risk
High Yield Securities Risk
Leverage Risk
Liquidity Risk
Management Risk
Market Risk
Municipal Securities Risk
Regulatory Risk

A discussion of the principal risks associated with an investment in the Target Fund may be found in the Target Fund's prospectus. In addition, each Fund has other investment policies, practices and restrictions which, together with the Fund's related risks, are also set forth in the Fund's prospectus and SAI.

Fund Performance Comparison

The following bar charts and tables illustrate how each Fund's returns have varied from year to year and compare each Fund's returns with those of one or more broad-based securities indexes. Past performance (before and after taxes) is not necessarily an indication of future results. Current month-end performance information is available for the Target Fund at www.evergreeninvestments.com and for a Wells Fargo Advantage Fund at www.wellsfargo.com/advantagefunds. The bar charts do not reflect applicable sales charges; if they did, returns would be lower than those shown.

Year-by-Year Total Return for Class C Shares (%) for Evergreen Short-Intermediate Municipal Bond Fund1

1	Historical performance shown for Class C prior to its inception is based on the performance of Class I, the original class offered. The historical returns for Class C have not been adjusted to reflect the effect of its 12b-1 fee. The Fund incurs a 12b-1 fee of 1.00% for Class C. Class I does not pay a 12b-1 fee. If these fees had been reflected, 10 year returns for Class C would have been lower.

Highest Quarter:	3rd Quarter 2009	+4.52%
Lowest Quarter:	4th Quarter 2008	-2.99%
	Year-to-date total return as of 3/31/2010 is +1.31%

Year-by-Year Total Return for Class C Shares (%) for Wells Fargo Advantage Short-Term Municipal Bond Fund1

1	Performance shown prior to the inception of the Class C shares reflects the performance of the Investor Class shares, adjusted to reflect Class C sales charges and expenses.

Highest Quarter:	1st Quarter 2009	+3.15%
Lowest Quarter:	4th Quarter 2008	-2.25%
	Year-to-date total return as of 3/31/2010 is +0.72%

Average Annual Total Returns for the periods ended 12/31/2009[1]
Evergreen Short-Intermediate Municipal Bond Fund	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	1/5/1995	9.87%	2.74%	3.59%
Class B (before taxes)[2]	1/5/1995	9.48%	2.38%	2.97%
Class C (before taxes)	3/27/2002	10.48%	2.38%	3.20%
Class I (before taxes)	11/18/1991	12.59%	3.41%	4.00%
Class I (after taxes on distributions)	11/18/1991	12.59%	3.41%	4.00%
Class I (after taxes on distributions and the sale of Fund Shares)	11/18/1991	9.67%	3.44%	3.98%
Barclays Capital 3-Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		5.78%	4.03%	4.40%
1	Historical performance shown for Class C prior to its inception is based on the performance of Class I, the original class offered. The historical returns for Class C have not been adjusted to reflect the effect of its 12b-1 fee. The Fund incurs a 12b-1 fee of 1.00% for Class C. Class I does not pay a 12b-1 fee. If these fees had been reflected, 10 year returns for Class C would have been lower.
2	The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares.
3	After-tax returns are shown for only one class and after-tax returns for other classes will vary. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts.

Average Annual Total Returns for the periods ended 12/31/2009
Wells Fargo Advantage Short-Term Municipal Bond Fund	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)[1]	7/18/2008	7.19%	2.51%	3.26%
Class C (before taxes)[1]	1/31/2003	8.66%	2.91%	3.08%
Class C (after taxes on distributions)[2]	1/31/2003	7.58%	1.91%	1.89%
Class C (after taxes on distributions and the sale of Fund Shares)[2]	1/31/2003	5.60%	1.89%	1.90%
Barclays Capital 1- and 3-Year Composite Municipal Bond Index[3] (reflects no deduction for fees, expenses, or taxes)		4.63%	3.72%	3.94%
1	Performance shown prior to the inception of the Class C shares reflects the performance of the Investor Class shares, adjusted to reflect Class C sales charges and expenses. Performance shown prior to the inception of the Class A shares reflects the performance of the Class C shares, and includes expenses that are not applicable to and are higher than those of the Class A shares, and is adjusted for Class A sales charges.
2	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class C shares. After-tax returns for other share classes will vary.
3	The Barclays Capital 1- and 3-Year Composite Municipal Bond Index (formerly named the Lehman Brothers 1- and 3-Year Composite Municipal Bond Index) is a blended index weighted 50% in the Barclays Capital 1-Year Municipal Bond Index (formerly named the Lehman Brothers 1-Year Municipal Bond Index) (the 1-2 year component of the Barclays Capital Municipal Bond Index (formerly named the Lehman Brothers Municipal Bond Index)), and 50% in the Barclays Capital 3-Year Municipal Bond Index (Lehman Brothers 3-Year Municipal Bond Index) (the 2-4 year component of the Lehman Brothers Municipal Bond Index). The Barclays Capital Municipal Bond Index is an unmanaged index composed of tax exempt bonds with maturities of at least one year and a minimum credit rating of Baa. You cannot invest directly in an index.

Shareholder Fee and Fund Expense Comparison

The sales charges and expenses for each class of shares of your Target Fund may be different from those of the corresponding class of shares of the Acquiring Fund. This section compares the fees and expenses you pay if you buy, hold, and sell shares of the Target Fund and the Acquiring Fund.

The following tables entitled "Shareholder Fees" allow you to compare the maximum sales charges of the Funds. The Pro Forma table also shows you what the maximum sales charges will be, assuming the Merger takes place. The Target Fund shareholders will not pay any front-end sales charge or CDSC in connection with the Merger.

The maximum sales charges applicable to Class A and Class C shares of the Wells Fargo Advantage Short-Term Municipal Bond Fund are similar to the maximum sales charges for the corresponding class of shares of Evergreen Short-Intermediate Municipal Bond Fund. The differences in the Funds' Class A sales charge schedules are that the Wells Fargo Advantage Short-Term Municipal Bond Fund's front-end sales charges on purchases of Class A shares of less than $50,000 and between $50,000 and $99,999 are 3.00% and 2.50%, respectively, whereas Evergreen Short-Intermediate Municipal Bond Fund's front-end sales charge on purchases of Class A shares of less than $99,999 is 2.25% and the Wells Fargo Advantage Short-Term Municipal Bond Fund's front-end sales charge on purchases of Class A shares between $100,000 and $249,999 is 0.25% higher than for similar purchases of Evergreen Short-Intermediate Municipal Bond Fund's Class A shares. In addition, the CDSC you may pay when you redeem Class A (where applicable) or Class C shares of the Wells Fargo Advantage Short-Term Municipal Bond Fund (other than those you receive in connection with the Merger) will be based on the net asset value of your shares when they were purchased, not the lower of (x) that amount or (y) the value of the shares at the time of redemption, as is the case for Class A and Class C shares of Evergreen Short-Intermediate Municipal Bond Fund.

Class B and Class I shareholders of Evergreen Short-Intermediate Municipal Bond Fund will receive Class A shares of the Wells Fargo Advantage Short-Term Municipal Bond Fund in connection with the Merger. Former Class B shareholders of Evergreen Short-Intermediate Municipal Bond Fund will not be subject to a CDSC upon the redemption of the Class A shares they receive as a result of the Merger, but will have to pay a front-end sales charge on additional purchases of Class A shares of the Wells Fargo Advantage Short-Term Municipal Bond Fund as described below.

The CDSC, if any, that will apply to Class A (where applicable), Class B and Class C shares received in connection with a Merger will be calculated using the CDSC schedule applicable to the Target Fund shares exchanged in the Merger and the date that you purchased those Target Fund shares, and on the lower of (i) the net asset value of your shares on the date they were purchased or (ii) the value of the shares at the time of redemption.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Target Fund's family of funds or in the Acquiring Fund's family of funds. Information regarding sales charges and sales charge discounts applicable to investments in the Acquiring Fund's family of funds is available in the "Buying, Selling and Exchanging Fund Shares -- Wells Fargo Advantage Funds" section of this prospectus/proxy statement. More information about these and other discounts is available from your financial professional and in the Funds' prospectuses.

Following the completion of the Merger, former Class I shareholders of Evergreen Short-Intermediate Municipal Bond Fund will be able to purchase additional Class A shares of the Wells Fargo Advantage Short-Term Municipal Bond Fund at net asset value (i.e., without a front-end sales charge). Those shareholders may also exchange Class A shares of the Wells Fargo Advantage Short-Term Municipal Bond Fund for Class A shares of a different Wells Fargo Advantage Fund at net asset value, after which, subsequent purchases of shares of that other fund may also be made at net asset value.

The following tables entitled "Annual Fund Operating Expenses" allow you to compare the annual operating expenses of the Funds. The total annual fund operating expenses for both the Target and the Acquiring Funds set forth in the following tables are based on the actual expenses for the twelve-month period ended September 30, 2009. The pro forma expense table shows you what the total annual fund operating expenses (before and after waiver) would have been for the Acquiring Fund for the twelve-month period ended September 30, 2009, assuming the Merger had taken place at the beginning of that period. Exhibit C contains expense tables and examples for both the Target and Acquiring Funds based upon the actual expenses incurred by such Funds during their most recently completed fiscal years. Exhibit C also includes pro forma expense tables and examples for the Acquiring Fund based on the date of the Acquiring Fund's most recent (as of the effective date of the registration statement that includes this prospectus/proxy statement) financial statements.

Shareholder Fees (fees paid directly from your investment)

Evergreen Short-Intermediate Municipal Bond Fund
	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	2.25%[1]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None[1]	2.00%	1.00%	None
1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Evergreen Short-Intermediate Municipal Bond Fund
Total Annual Fund Operating Expenses
Class A	0.88%[1]
Class B	1.63%
Class C	1.63%
Class I	0.63%
1	The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements made by the Fund's investment adviser in order to reduce expense ratios. Including voluntary fee waivers and/or expense reimbursements as of September 30, 2009, Total Annual Fund Operating Expenses were 0.83% for Class A. The Fund's investment adviser may cease these voluntary waivers and/or reimbursements at any time.

Shareholder Fees (fees paid directly from your investment)

Wells Fargo Advantage Short-Term Municipal Bond Fund
	Class A	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	3.00%[1]	None
Maximum deferred sales charge (load) (as a percentage of the net asset value at purchase)	None[1]	1.00%
1	Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 0.50% contingent deferred sales charge if they are redeemed within eighteen months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Wells Fargo Advantage Short-Term Municipal Bond Fund
	Total Annual Fund Operating Expenses (Before Waiver)[1]	Total Annual Fund Operating Expenses (After Waiver)[2]
Class A	0.87%	0.60%
Class C	1.62%	1.35%
1	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2	Funds Management has committed through 10/31/2010, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this date, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Shareholder Fees (fees paid directly from your investment)

Wells Fargo Advantage Short-Term Municipal Bond Fund (Pro Forma)
	Class A1,[2]	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	3.00%[3]	None
Maximum deferred sales charge (load) (as a percentage of the net asset value at purchase)	None[3]	1.00%
1	Former Class B shareholders of the Target Fund will not be subject to a contingent deferred sales charge upon the redemption of the Class A shares they receive as a result of the Merger, but will have to pay a front-end sales charge on additional purchases of Class A shares of the Acquiring Fund as described below in the section entitled "Buying, Selling and Exchanging Fund Shares."
2	Following completion of the Mergers, former Class I shareholders of any Evergreen Target Fund who receive Class A shares of a Wells Fargo Advantage Fund in a Merger may buy additional Class A shares of that Wells Fargo Advantage Fund at net asset value (i.e., without a front-end sales charge). Those shareholders may also exchange Class A shares of that Wells Fargo Advantage Fund for Class A shares of a different Wells Fargo Advantage Fund at net asset value, after which, subsequent purchases of shares of that other Fund may also be made at net asset value.
3	Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 0.50% contingent deferred sales charge if they are redeemed within eighteen months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Wells Fargo Advantage Short-Term Municipal Bond Fund (Pro Forma)
	Total Annual Fund Operating Expenses (Before Waiver)	Total Annual Fund Operating Expenses (After Waiver)[1]
Class A	0.82%	0.60%
Class C	1.57%	1.35%
1	Funds Management has committed for three years after the closing of the Merger to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this time, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Each Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). The fees charged to Class C shares of Evergreen Short-Intermediate Municipal Bond Fund pursuant to the Fund's Distribution Plan are 0.25% more than the Distribution Plan fees borne by Class C shares of the Wells Fargo Advantage Short-Term Municipal Bond Fund. However, the Wells Fargo Advantage Short-Term Municipal Bond Fund Class C shares are subject to a shareholder servicing fee of up to 0.25%. The fees borne by Class A and Class B shares of Evergreen Short-Intermediate Municipal Bond Fund pursuant to that Fund's Distribution Plan are 0.25% and 1.00%, respectively; Class A shares of the Wells Fargo Advantage Short-Term Municipal Bond Fund do not bear fees under a distribution plan, but are subject to a shareholder servicing fee of up to 0.25%. Class I shares of Evergreen Short-Intermediate Municipal Bond Fund are not subject to fees under a distribution plan.

Portfolio Turnover. The Target and Acquiring Funds pay transaction costs, such as commissions or dealer mark-ups, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect each Fund's performance. During the most recent fiscal year, the Target Fund's portfolio turnover rate was 30% of the average value of its portfolio and the Acquiring Fund's portfolio turnover rate was 101% of the average value of its portfolio. Each Fund may actively trade portfolio securities.

Fund Management Information

The following table identifies the investment adviser, investment sub-adviser and portfolio manager(s) for the Acquiring Fund. Further information about the management of the Acquiring Fund can be found under the section entitled "Management of the Funds."

Wells Fargo Advantage Short-Term Municipal Bond Fund
Investment Adviser	Funds Management
Investment Sub-adviser	Wells Capital Management Incorporated
Portfolio Managers	Wendy Casetta Lyle J. Fitterer, CFA, CPA

Tax Information

It is expected that the Merger will be tax-free to shareholders for U.S. federal income tax purposes, and receipt of an opinion substantially to that effect from Proskauer Rose LLP, special tax counsel to the Acquiring Fund, is a condition to the obligation of the Funds to consummate the Merger. This means that neither shareholders nor your Target or Acquiring Fund will recognize a gain or loss for U.S. federal income tax purposes directly as a result of the Merger. However, because the Merger will end the tax year of your Target Fund, the Merger may accelerate taxable distributions from your Target Fund to its shareholders.

The cost basis and holding period of your Target Fund shares will carry over for U.S. federal income tax purposes to the shares of the Acquiring Fund you receive as a result of the Merger. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of a gain or a loss to the shareholder for U.S. federal income tax purposes if the shareholder holds the shares in a taxable account.

A substantial portion of the securities held by your Target Fund may be disposed of in connection with the Merger. This could result in additional portfolio transaction costs to your Target Fund and increased taxable distributions to shareholders of your Target Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and your Target Fund's basis in such assets. Any net realized capital gains from sales that occur prior to the Merger will be distributed to your Target Fund's shareholders as capital gain dividends (to the extent of the excess of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of the excess of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale (after reduction by any available capital loss carryforwards), and such distributions will be taxable to shareholders.

U.S. federal income tax law permits each of the Funds to carry forward net capital losses for up to eight taxable years. Your Target Fund may be presently entitled to significant net capital loss carryforwards for U.S. federal income tax purposes, as detailed in "Material U.S. Federal Income Tax Consequences of the Mergers." Your Merger will cause the tax year of your Target Fund to close, resulting in an earlier expiration of net capital loss carryforwards than would otherwise occur. In addition, your Merger is expected to result in a limitation on the ability of your Acquiring Fund to use carryforwards of your Target Fund, if any, and, potentially, to use unrealized capital losses inherent in the tax basis of the assets acquired, if any, once realized.

Certain other U.S. federal income tax consequences are discussed below under "Material U.S. Federal Income Tax Consequences of the Mergers."

EVERGREEN INTERMEDIATE MUNICIPAL BOND FUND INTO WELLS FARGO ADVANTAGE INTERMEDIATE TAX/AMT-FREE FUND

Share Class Information

The following table illustrates the share class of the Acquiring Fund you will receive as a result of the Merger in exchange for the shares you own in your Target Fund.

If you own this class of shares of Evergreen Intermediate Municipal Bond Fund:	You will get this class of shares of Wells Fargo Advantage Intermediate Tax/AMT-Free Fund:
Class A	Class A
Class B1	Class A
Class C	Class C
Class I	Administrator Class
Class IS2	Class A
1	Former Class B shareholders of the Target Fund will not be subject to a contingent deferred sales charge upon the redemption of the Class A shares they receive as a result of the Merger, but will have to pay a front-end sales charge on additional purchases of Class A shares of the Acquiring Fund as described below in the section entitled "Buying, Selling and Exchanging Fund Shares."
2	Following completion of the Mergers, former Class IS shareholders of any Target Fund who receive Class A shares of a Wells Fargo Advantage Fund in a Merger may buy additional Class A shares of that Wells Fargo Advantage Fund at net asset value (i.e., without a front-end sales charge). Those shareholders may also exchange Class A shares of that Wells Fargo Advantage Fund for Class A shares of a different Wells Fargo Advantage Fund at net asset value, after which subsequent purchases of shares of that other Fund may also be made at net asset value.

The Acquiring Fund shares you receive as a result of the Merger will have the same total value as the total value of your Target Fund shares as of the close of business on the business day immediately prior to the Merger.

The procedures for buying, selling and exchanging shares of the Funds are similar. For additional information, see the section entitled "Buying, Selling and Exchanging Fund Shares." This section also contains important information for foreign shareholders of a Target Fund, defined as shareholders whose accounts do not currently have both a U.S. address and taxpayer identification number on record with the Funds. Following the Merger, foreign shareholders will not be able to make additional investments into a Wells Fargo Advantage Fund.

Investment Goal and Strategy Comparison

The following section compares the investment goals, principal investment strategies and fundamental investment policies of the Funds. The investment goals of the Funds may be changed without shareholder approval.

The Funds' investment objectives and investment strategies are similar. Each Fund seeks current income exempt from federal income taxes as part of its investment objective, but Evergreen Intermediate Municipal Bond Fund seeks current income as part of a long-term strategy of achieving tax-advantaged total return. In addition, each Fund normally invests at least 80% of its assets in municipal securities that pay interest exempt from federal income taxes. However, the Wells Fargo Advantage Intermediate Tax/AMT-Free Fund does not normally invest in securities that pay interest subject to federal alternative minimum tax. Evergreen Intermediate Municipal Bond Fund does not have a principal investment strategy limiting the amount it can invest in securities the interest from which is exempt from the federal alternative minimum tax. Because Evergreen Intermediate Municipal Bond Fund may invest a greater percentage of its assets in securities subject to the federal alternative minimum tax, its shareholders may receive a greater percentage of distributions that are subject to the federal alternative minimum tax than those of the Wells Fargo Advantage Intermediate Tax/AMT-Free Fund. While Evergreen Intermediate Municipal Bond Fund may invest up to 20% of its assets in below investment grade bonds, the Wells Fargo Advantage Intermediate Tax/AMT-Free Fund may invest up to 15% of its assets in such securities. This means Evergreen Intermediate Municipal Bond Fund may invest a greater percentage of its assets in below investment grade bonds. However, Evergreen Intermediate Municipal Bond Fund under normal circumstances intends to invest at least 50% of its assets in high-quality municipal securities (generally, securities rated A+ or better) as part of its principal investment strategies, whereas this is not a part of the principal investment strategies of the Wells Fargo Advantage Intermediate Tax/AMT-Free Fund.

A more complete description of each Fund's investment goals and strategies is below.

EVERGREEN INTERMEDIATE MUNICIPAL BOND FUND (Target Fund)	WELLS FARGO ADVANTAGE INTERMEDIATE TAX/AMT-FREE FUND (Acquiring Fund)
INVESTMENT GOAL
The Fund seeks current income exempt from federal income taxes, other than the alternative minimum tax, as part of a long-term strategy of achieving tax-advantaged total return.	The Fund seeks current income exempt from federal income tax.
PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in municipal securities, the interest from which is exempt from federal income taxes, other than the alternative minimum tax. The Fund may also, under normal conditions, invest up to 20% of its assets in taxable securities. The Fund may, however, invest up to 100% of its assets in such securities for temporary defensive purposes.

Under normal circumstances, we invest at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax (AMT). We invest principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, including federal alternative minimum tax. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. Under normal circumstances, we do not invest in securities that pay interest subject to federal income tax or federal AMT.

The Fund invests at least 80% of its assets in investment grade municipal securities and under normal circumstances intends to invest at least 50% of its assets in high-quality municipal securities (generally, securities rated A+ or better). The Fund may invest up to 20% of its assets in below investment grade bonds (sometimes referred to as "high yield" or "junk bonds"). Security ratings are determined at the time of investment and are based on ratings received by nationally recognized statistical ratings organizations or, if a security is not rated, it will be deemed to have the same rating as a security determined to be of comparable quality by the Fund's portfolio manager. If a security is rated by more than one nationally recognized statistical ratings organization, the highest rating is used. The Fund may retain any security whose rating has been downgraded after purchase if the Fund's portfolio manager considers the retention advisable.

Under normal circumstances, we invest up to 15% of the Fund's total assets in below investment-grade municipal securities.
The Fund may invest in bonds of any maturity or duration; however, the Fund's dollar-weighted average maturity is not expected to exceed ten years.

Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 3 and 10 years. We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving.

In purchasing securities, the portfolio manager conducts an analysis of how well the securities fit into the Fund's overall portfolio strategy and credit criteria.

Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities.

The Fund may, but will not necessarily, use a variety of derivative instruments, such as futures contracts, options and swaps, including, for example, index futures, Treasury futures, Eurodollar futures, interest rate swap agreements, credit default swaps, and total return swaps. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or basket of assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. Derivatives are financial contracts whose values depend on, or are derived from, the value of one or more underlying assets, reference rates or indexes. The various derivative instruments that the Fund may use may change from time to time as new derivative products become available to the Fund. For purposes of determining compliance by the Fund with its investment policies and limitations (including any required investment by the Fund in a particular type of security), the Fund may consider an investment in a derivative instrument to constitute an investment in a security if, in the judgment of the portfolio manager, the derivative instrument provides investment exposure comparable to that of the security. For example, the Fund may consider a futures contract or swap transaction to constitute a particular fixed-income security for these purposes.

We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

Although not a principal investment strategy, the Fund may, but will not necessarily, temporarily invest up to 100% of its assets in cash and/or high-quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's investment goal and principal investment strategies and, if employed, could result in a lower return and loss of market opportunity.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

The Fund will consider selling a portfolio investment when a portfolio manager believes the issuer's investment fundamentals are beginning to deteriorate, when the investment no longer appears consistent with the portfolio manager's investment methodology, when the Fund must meet redemptions, in order to take advantage of more attractive investment opportunities, or for other investment reasons which a portfolio manager deems appropriate.

We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/ reward profile. We may actively trade portfolio securities.

Although the Fund families have historically used different terminology and descriptions to describe their fundamental investment policies, the fundamental investment policies of the Target and Acquiring Funds are substantively similar. The Wells Fargo Advantage Intermediate Tax/AMT-Free Fund's fundamental policies state specifically that the Fund reserves the ability to concentrate in private activity bonds or notes that are the ultimate responsibility of non-government issuers within the same industry and in securities whose issuers are located in the same state or whose principal and interest are paid from revenues of similar type projects. For a comparative chart of fundamental investment policies, please see Exhibit B.

Principal Risk Comparison

Because the Evergreen funds and Wells Fargo Advantage Funds were unaffiliated fund families until recently, the Funds have historically used different terminology and descriptions to describe their principal risks. Nonetheless, due to the similarity of the Funds' investment strategies, the Funds are generally subject to similar types of risks. Listed below are the principal risks that apply to an investment in the Wells Fargo Advantage Intermediate Tax/AMT-Free Fund. A description of those risks can be found in the section of this prospectus/proxy statement entitled "Risk Descriptions." Although both Funds may be subject to the risks listed below, they may be subject to a particular risk to different degrees. For example, an investment in the Wells Fargo Advantage Intermediate Tax/AMT-Free Fund may be subject to high yield securities risk to a lesser degree than an investment in Evergreen Intermediate Municipal Bond Fund because Evergreen Intermediate Municipal Bond Fund may invest a greater percentage of its assets in below investment grade securities.

Principal Risks
Active Trading Risk
Counter-Party Risk
Debt Securities Risk
Derivatives Risk
High Yield Securities Risk
Leverage Risk
Liquidity Risk
Management Risk
Market Risk
Municipal Securities Risk
Regulatory Risk

A discussion of the principal risks associated with an investment in the Target Fund may be found in the Target Fund's prospectus. In addition, each Fund has other investment policies, practices and restrictions which, together with the Fund's related risks, are also set forth in the Fund's prospectus and SAI.

Fund Performance Comparison

The following bar charts and tables illustrate how each Fund's returns have varied from year to year and compare each Fund's returns with those of one or more broad-based securities indexes. Past performance (before and after taxes) is not necessarily an indication of future results. Current month-end performance information is available for the Target Fund at www.evergreeninvestments.com and for a Wells Fargo Advantage Fund at www.wellsfargo.com/advantagefunds. The bar charts do not reflect applicable sales charges; if they did, returns would be lower than those shown.

Year-by-Year Total Return for Class A Shares (%) for Evergreen Intermediate Municipal Bond Fund1

1	Historical performance shown for Class A prior to 7/14/2003 is based on the performance of the corresponding class of Evergreen OFFIT National Municipal Bond Fund. Historical performance shown for Class A prior to 11/11/2002 is based on the performance of the Advisor shares of OFFIT National Municipal Fund, and prior to the Advisor shares' inception on 2/28/2002, is based on the Select shares, the original class offered. The historical returns for Class A have not been adjusted to reflect the effect of the class's 12b-1 fee. This fee is 0.25% for Class A. Advisor shares had a 0.25% 12b-1 fee. If these fees had been reflected, returns for Class A would have been lower.

Highest Quarter:	3rd Quarter 2009	+8.02%
Lowest Quarter:	3rd Quarter 2008	-3.58%
	Year-to-date total return as of 3/31/2010 is +1.34%

Year-by-Year Total Return for Class A Shares (%) for Wells Fargo Advantage Intermediate Tax/AMT-Free Fund1

1	Performance shown prior to the inception of the Class A shares reflects the performance of the Investor Class shares, adjusted to reflect Class A sales charges and expenses (except no such adjustment is reflected during those periods in which expenses of Class A would have been lower than those of the Investor Class).

Highest Quarter:	3rd Quarter 2009	+7.00%
Lowest Quarter:	4th Quarter 2008	-4.27%
	Year-to-date total return as of 3/31/2010 is +1.22%

Average Annual Total Returns for the periods ended 12/31/2009[1]
Evergreen Intermediate Municipal Bond Fund	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	2/28/2002	7.10%	2.79%	5.10%
Class A (after taxes on distributions)	2/28/2002	7.10%	2.79%	4.82%
Class A (after taxes on distributions and the sale of Fund Shares)	2/28/2002	5.91%	2.87%	4.73%
Class B (before taxes)[3]	11/8/2002	6.60%	2.69%	5.08%
Class C (before taxes)	11/8/2002	10.60%	3.04%	5.08%
Class I (before taxes)	10/20/1997	12.72%	4.07%	5.83%
Class IS (before taxes)	7/11/2003	12.44%	3.81%	5.66%
Barclays Capital 5-Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		7.40%	4.50%	5.24%
1	Historical performance shown for Classes A, B, C and I prior to 7/14/2003 is based on the performance of the corresponding class of Evergreen OFFIT National Municipal Bond Fund. Historical performance shown for Class IS prior to its inception is based on the performance of Class I of Evergreen OFFIT National Municipal Bond Fund. Historical performance for Class I prior to 11/11/2002 is based on the performance of the Select shares of OFFIT National Municipal Fund. Historical performance shown for Class A prior to 11/11/2002 is based on the performance of the Advisor shares of OFFIT National Municipal Fund, and prior to the Advisor shares' inception on 2/28/2002, is based on the Select shares, the original class offered. Historical performance shown for Classes B and C prior to their inception is based on the performance of Class I. The historical returns for Classes A, B, C and IS have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Classes A and IS and 1.00% for Classes B and C. Advisor shares had a 0.25% 12b-1 fee. Class I and Select shares do not pay a 12b-1 fee. If these fees had been reflected, 10 year returns for Classes A, B, C and IS would have been lower.
2	After-tax returns are shown for only one class and after-tax returns for other classes will vary. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts.
3	The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares.

Average Annual Total Returns for the periods ended 12/31/2009
Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Inception Date of Share Class	1 Year	5 Year	Performance Since 7/31/2001
Class A (before taxes)[1]	7/31/2007	11.73%	3.28%	4.70%
Class A (after taxes on distributions)[2]	7/31/2007	10.21%	1.88%	3.14%
Class A (after taxes on distributions and the sale of Fund Shares)[2]	7/31/2007	7.58%	1.97%	3.09%
Class C (before taxes)[1]	7/31/2007	13.33%	3.15%	4.30%
Administrator Class (before taxes)[3]	3/31/2008	15.41%	3.95%	5.14%
Barclays Capital Municipal Bond 1-15 Year Blend Index[4] (reflects no deduction for fees, expenses, or taxes)		8.88%	4.39%	4.80%
1	Performance shown prior to the inception of the Class A and Class C shares reflects the performance of the Investor Class shares, adjusted to reflect Class A sales charges and Class C sales charges and expenses (except during those periods in which expenses of Class A or Class C would have been lower than those of the Investor Class no such adjustment is reflected).
2	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for other share classes will vary.
3	Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares (except during those periods in which expenses of the Investor Class would have been lower than those of the Administrator Class, the expenses of the Administrator Class are reflected).
4	The Barclays Capital Municipal Bond 1-15 Year Blend Index is the 1-15 Year Blend component of the Barclays Capital Municipal Bond Index. The Barclays Capital Municipal Bond Index is an unmanaged index composed of tax-exempt bonds with maturities between 6-8 years and a minimum credit rating of Baa. You cannot invest directly in an index.

Shareholder Fee and Fund Expense Comparison

The sales charges and expenses for each class of shares of your Target Fund may be different from those of the corresponding class of shares of the Acquiring Fund. This section compares the fees and expenses you pay if you buy, hold, and sell shares of the Target Fund and the Acquiring Fund.

The following tables entitled "Shareholder Fees" allow you to compare the maximum sales charges of the Funds. The Pro Forma table also shows you what the maximum sales charges will be, assuming the Merger takes place. The Target Fund shareholders will not pay any front-end sales charge or CDSC in connection with the Merger.

Class A and Class C shares of the Wells Fargo Advantage Intermediate Tax/AMT-Free Fund are subject to sales charges. The sales charges applicable to purchases of Class A shares of the Wells Fargo Advantage Intermediate Tax/AMT-Free Fund are lower than the sales charges for the corresponding class of shares of Evergreen Intermediate Municipal Bond Fund on all purchases. Also, the contingent deferred sales charge you may pay when you redeem Class A (where applicable) or Class C shares of the Wells Fargo Advantage Intermediate Tax/AMT-Free Fund (other than those you receive in connection with the Merger) will be based on the net asset value of your shares when they were purchased, not the lower of (i) that amount or (ii) the value of the shares at the time of redemption, as is the case for Class A and Class C shares of Evergreen Intermediate Municipal Bond Fund.

Class B shareholders of Evergreen Intermediate Municipal Bond Fund will receive Class A shares of the Wells Fargo Advantage Intermediate Tax/AMT-Free Fund in connection with the Merger. Former Class B shareholders of Evergreen Intermediate Municipal Bond Fund will not be subject to a contingent deferred sales charge upon the redemption of the Class A shares they receive as a result of the Merger, but will have to pay a front-end sales charge on additional purchases of Class A shares of the Wells Fargo Advantage Intermediate Tax/AMT-Free Fund as described below.

The CDSC, if any, that will apply to Class A (where applicable), Class B and Class C shares received in connection with a Merger will be calculated using the CDSC schedule applicable to the Target Fund shares exchanged in the Merger and the date that you purchased those Target Fund shares, and on the lower of (i) the net asset value of your shares on the date they were purchased or (ii) the value of the shares at the time of redemption.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Target Fund's family of funds or in the Acquiring Fund's family of funds. Information regarding sales charges and sales charge discounts applicable to investments in the Acquiring Fund's family of funds is available in the "Buying, Selling and Exchanging Fund Shares -- Wells Fargo Advantage Funds" section of this prospectus/proxy statement. More information about these and other discounts is available from your financial professional and in the Funds' prospectuses.

Following the completion of the Mergers, former Class IS shareholders of Evergreen Intermediate Municipal Bond Fund will be able to purchase additional Class A shares of the Wells Fargo Advantage Intermediate Tax/AMT-Free Fund at net asset value (i.e., without a front-end sales charge). Those shareholders may also exchange Class A shares of the Wells Fargo Advantage Intermediate Tax/AMT-Free Fund for Class A shares of a different Wells Fargo Advantage Fund at net asset value, after which subsequent purchases of shares of that other fund may also be made at net asset value.

The following tables entitled "Annual Fund Operating Expenses" allow you to compare the annual operating expenses of the Funds. The total annual fund operating expenses for both the Target and the Acquiring Funds set forth in the following tables are based on the actual expenses for the twelve-month period ended September 30, 2009. The pro forma expense table shows you what the total annual fund operating expenses (before and after waiver) would have been for the Acquiring Fund for the twelve-month period ended September 30, 2009, assuming the Merger had taken place at the beginning of that period. Exhibit C contains expense tables and examples for both the Target and Acquiring Funds based upon the actual expenses incurred by such Funds during their most recently completed fiscal years. Exhibit C also includes pro forma expense tables and examples for the Acquiring Fund based on the date of the Acquiring Fund's most recent (as of the effective date of the registration statement that includes this prospectus/proxy statement) financial statements.

Shareholder Fees (fees paid directly from your investment)

Evergreen Intermediate Municipal Bond Fund
	Class A	Class B	Class C	Class I, Class IS
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.75%[1]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None[1]	5.00%	1.00%	None
1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Evergreen Intermediate Municipal Bond Fund
Total Annual Fund Operating Expenses
Class A	0.97%
Class B	1.72%
Class C	1.72%
Class I	0.72%
Class IS	0.97%

Shareholder Fees (fees paid directly from your investment)

Wells Fargo Advantage Intermediate Tax/AMT-Free Fund
	Class A	Class C	Administrator Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	3.00%[1]	None	None
Maximum deferred sales charge (load) (as a percentage of the net asset value at purchase)	None[1]	1.00%	None
1	Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 0.50% contingent deferred sales charge if they are redeemed within eighteen months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Wells Fargo Advantage Intermediate Tax/AMT-Free Fund
	Total Annual Fund Operating Expenses (Before Waiver)[1]	Total Annual Fund Operating Expenses (After Waiver)[2]
Class A	0.90%	0.70%
Class C	1.65%	1.45%
Administrator Class	0.82%	0.60%
1	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2	Funds Management has committed through 10/31/2010, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this date, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Shareholder Fees (fees paid directly from your investment)

Wells Fargo Advantage Intermediate Tax/AMT-Free Fund (Pro Forma)
	Class A1,[2]	Class C	Administrator Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	3.00%[3]	None	None
Maximum deferred sales charge (load) (as a percentage of the net asset value at purchase)	None[3]	1.00%	None
1	Former Class B shareholders of the Target Fund will not be subject to a contingent deferred sales charge upon the redemption of the Class A shares they receive as a result of the Merger, but will have to pay a front-end sales charge on additional purchases of Class A shares of the Acquiring Fund as described below in the section entitled "Buying, Selling and Exchanging Fund Shares."
2	Following completion of the Mergers, former Class IS shareholders of any Target Fund who receive Class A shares of a Wells Fargo Advantage Fund in a Merger may buy additional Class A shares of that Wells Fargo Advantage Fund at net asset value (i.e., without a front-end sales charge). Those shareholders may also exchange Class A shares of that Wells Fargo Advantage Fund for Class A shares of a different Wells Fargo Advantage Fund at net asset value, after which subsequent purchases of shares of that other Fund may also be made at net asset value.
3	Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 0.50% contingent deferred sales charge if they are redeemed within eighteen months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Wells Fargo Advantage Intermediate Tax/AMT-Free Fund (Pro Forma)
	Total Annual Fund Operating Expenses (Before Waiver)	Total Annual Fund Operating Expenses (After Waiver)[1]
Class A	0.84%	0.70%
Class C	1.59%	1.45%
Administrator Class	0.78%	0.60%
1	Funds Management has committed for three years after the closing of the Merger to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this time, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Each Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). The fees charged to Class C shares of Evergreen Intermediate Municipal Bond Fund pursuant to the Fund's Distribution Plan are 0.25% more than the Distribution Plan fees borne by Class C shares of the Wells Fargo Advantage Intermediate Tax/AMT-Free Fund. However, the Wells Fargo Advantage Intermediate Tax/AMT-Free Fund Class C shares are subject to a shareholder servicing fee of up to 0.25%. The fees borne by Class A and Class B shares of Evergreen Intermediate Municipal Bond Fund pursuant to their Distribution Plan are 0.25% and 1.00%, respectively; Class A shares of the Wells Fargo Advantage Intermediate Tax/AMT-Free Fund do not bear fees under a distribution plan, but are subject to a shareholder servicing fee of up to 0.25%. While neither Class I shares of Evergreen Intermediate Municipal Bond Fund nor Administrator Class shares of the Wells Fargo Advantage Intermediate Tax/AMT-Free Fund are subject to fees under a distribution plan, Administrator Class shares are subject to a shareholder servicing fee of up to 0.25%. The fees charged to Class IS shares of Evergreen Intermediate Municipal Bond Fund pursuant to the Fund's Distribution Plan are 0.25%.

Portfolio Turnover. The Target and Acquiring Funds pay transaction costs, such as commissions or dealer mark-ups, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect each Fund's performance. During the most recent fiscal year, the Target Fund's portfolio turnover rate was 31% of the average value of its portfolio and the Acquiring Fund's portfolio turnover rate was 92% of the average value of its portfolio. Each Fund may actively trade portfolio securities.

Fund Management Information

The following table identifies the investment adviser, investment sub-adviser and portfolio manager(s) for the Acquiring Fund. Further information about the management of the Acquiring Fund can be found under the section entitled "Management of the Funds."

Wells Fargo Advantage Intermediate Tax/AMT-Free Fund
Investment Adviser	Funds Management
Investment Sub-adviser	Wells Capital Management Incorporated
Portfolio Managers	Lyle J. Fitterer, CFA, CPA Mathew M. Kiselak Robert Miller

Tax Information

It is expected that the Merger will be tax-free to shareholders for U.S. federal income tax purposes, and receipt of an opinion substantially to that effect from Proskauer Rose LLP, special tax counsel to the Acquiring Fund, is a condition to the obligation of the Funds to consummate the Merger. This means that neither shareholders nor your Target or Acquiring Fund will recognize a gain or loss for U.S. federal income tax purposes directly as a result of the Merger. However, because the Merger will end the tax year of your Target Fund, the Merger may accelerate taxable distributions from your Target Fund to its shareholders.

The cost basis and holding period of your Target Fund shares will carry over for U.S. federal income tax purposes to the shares of the Acquiring Fund you receive as a result of the Merger. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of a gain or a loss to the shareholder for U.S. federal income tax purposes if the shareholder holds the shares in a taxable account.

A substantial portion of the securities held by your Target Fund may be disposed of in connection with the Merger. This could result in additional portfolio transaction costs to your Target Fund and increased taxable distributions to shareholders of your Target Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and your Target Fund's basis in such assets. Any net realized capital gains from sales that occur prior to the Merger will be distributed to your Target Fund's shareholders as capital gain dividends (to the extent of the excess of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of the excess of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale (after reduction by any available capital loss carryforwards), and such distributions will be taxable to shareholders.

U.S. federal income tax law permits each of the Funds to carry forward net capital losses for up to eight taxable years. Your Target Fund may be presently entitled to significant net capital loss carryforwards for U.S. federal income tax purposes, as detailed in "Material U.S. Federal Income Tax Consequences of the Mergers." Your Merger will cause the tax year of your Target Fund to close, resulting in an earlier expiration of net capital loss carryforwards than would otherwise occur. In addition, your Merger is expected to result in a limitation on the ability of your Acquiring Fund to use carryforwards of your Target Fund, if any, and, potentially, to use unrealized capital losses inherent in the tax basis of the assets acquired, if any, once realized.

Certain other U.S. federal income tax consequences are discussed below under "Material U.S. Federal Income Tax Consequences of the Mergers."

EVERGREEN HIGH INCOME MUNICIPAL BOND FUND AND EVERGREEN MUNICIPAL BOND FUND INTO WELLS FARGO ADVANTAGE MUNICIPAL BOND FUND

In addition to your Target Fund, shareholders in one or more other Target Funds are being asked to approve a Merger into your Acquiring Fund. Your Merger is not contingent upon approval of any other Merger by shareholders of any other Target Fund.

Share Class Information

The following table illustrates the share class of the Acquiring Fund you will receive as a result of the Merger in exchange for the shares you own in your Target Fund.

If you own this class of shares of Evergreen High Income Municipal Bond Fund:	You will get this class of shares of Wells Fargo Advantage Municipal Bond Fund:
Class A	Class A
Class B	Class B
Class C	Class C
Class I	Administrator Class

If you own this class of shares of Evergreen Municipal Bond Fund:	You will get this class of shares of Wells Fargo Advantage Municipal Bond Fund:
Class A	Class A
Class B	Class B
Class C	Class C
Class I1	Institutional Class
1	Following completion of the Mergers, former Class I shareholders of any applicable Evergreen Target Fund will not need to meet the minimum investment amount or the institutional entity requirements applicable to the Institutional Class shares of any Wells Fargo Advantage Fund received in a Merger.

The Acquiring Fund shares you receive as a result of the Merger will have the same total value as the total value of your Target Fund shares as of the close of business on the business day immediately prior to the Merger.

The procedures for buying, selling and exchanging shares of the Funds are similar. For additional information, see the section entitled "Buying, Selling and Exchanging Fund Shares." This section also contains important information for foreign shareholders of a Target Fund, defined as shareholders whose accounts do not currently have both a U.S. address and taxpayer identification number on record with the Funds. Following the Merger, foreign shareholders will not be able to make additional investments into a Wells Fargo Advantage Fund.

Investment Goal and Strategy Comparison

The following section compares the investment goals, principal investment strategies and fundamental investment policies of the Funds. The investment goals of the Funds may be changed without shareholder approval.

Evergreen High Income Municipal Bond Fund and Wells Fargo Advantage Municipal Bond Fund. The Funds' investment goals and investment strategies are similar. Evergreen High Income Municipal Bond Fund seeks current income exempt from federal income tax, other than the alternative minimum tax, as part of a long-term strategy of achieving tax-advantaged total return. The Wells Fargo Advantage Municipal Bond Fund seeks current income exempt from federal income tax. This means that Evergreen High Income Municipal Bond Fund may be more likely to hold securities with a greater focus on capital appreciation, in addition to current income, whereas the Wells Fargo Advantage Municipal Bond Fund is more likely to hold securities with a greater focus on current income. Although each Fund normally invests at least 80% of its assets in municipal securities that pay interest that is exempt from federal income tax, but not necessarily the alternative minimum tax ("AMT"), the Wells Fargo Advantage Municipal Bond Fund may only invest up to 20% of its assets in securities that pay interest subject to the federal AMT, while Evergreen High Income Municipal Bond Fund has no such limit. Because Evergreen High Income Municipal Bond Fund may invest a greater percentage of its assets in securities subject to AMT, its shareholders may receive a greater percentage of distributions that are subject to AMT than those of the Wells Fargo Advantage Municipal Bond Fund. Evergreen High Income Municipal Bond Fund invests primarily in municipal bonds with the potential of earning high income that have been given at the time of purchase medium and lower ratings by a nationally recognized statistical ratings organization (for example, Baa through C by Moody's and BBB through C by S&P and unrated securities of comparable quality), while the Wells Fargo Advantage Municipal Bond Fund normally invests at least 80% of its assets in investment grade bonds. Evergreen High Income Municipal Bond Fund currently has a substantial portion of its assets in securities of Florida issuers. The Wells Fargo Advantage Municipal Bond Fund does not currently have a substantial portion of its assets in securities of Florida issuers.

A more complete description of each Fund's investment goals and strategies is below.

EVERGREEN HIGH INCOME MUNICIPAL BOND FUND (Target Fund)	WELLS FARGO ADVANTAGE MUNICIPAL BOND FUND (Acquiring Fund)
INVESTMENT GOAL
The Fund seeks current income exempt from federal income tax, other than the alternative minimum tax, as part of a long-term strategy of achieving tax-advantaged total return.	The Fund seeks current income exempt from federal income tax.
PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in municipal securities the interest from which is exempt from federal income tax, other than the alternative minimum tax. The Fund, formerly Evergreen Florida High Income Municipal Bond Fund, will likely have a substantial portion of its assets invested in securities of Florida issuers for a period of time, pending investments in a more geographically diverse portfolio of securities. The Fund may invest up to 20% of its assets in high quality short-term obligations, which may include taxable securities.

Under normal circumstances, we invest at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, but not necessarily the federal alternative minimum tax (AMT) and up to 20% of the Fund's net assets in securities that pay interest subject to federal AMT. We invest principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, but not necessarily federal alternative minimum tax. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's total assets in securities that pay interest subject to federal AMT. We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities.

The Fund's principal investment strategies do not include an expected dollar-weighted average effective maturity.	Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be greater than 5 years and less than 20 years.

The Fund invests, under normal market conditions, primarily in municipal bonds with the potential of earning high income that have been given at the time of purchase medium and lower ratings by a nationally recognized statistical ratings organization (for example, Baa through C by Moody's Investors Service, Inc. (Moody's) and BBB through C by Standard & Poor's Rating Services (S&P)) and/or unrated securities which are determined by the Fund's portfolio manager to be of comparable quality. The Fund does not invest in securities that are in default (e.g., rated D by S&P). Lower rated securities (for example, Ba and lower by Moody's and BB and lower by S&P) are considered below investment grade bonds and are commonly referred to as "high yield" or "junk" bonds. Security ratings are determined at the time of investment and are based on ratings received by nationally recognized statistical ratings organizations or, if a security is not rated, it will be deemed to have the same rating as a security determined to be of comparable quality by the Fund's portfolio managers. If a security is rated by more than one nationally recognized statistical ratings organization, the highest rating is used. The Fund may retain any security whose rating has been downgraded after purchase if the Fund's portfolio managers consider the retention advisable. In purchasing municipal securities, the portfolio managers analyze how well they believe the securities fit into the Fund's overall portfolio strategy, credit criteria, and the potential value of the securities relative to the municipal market prices.

Under normal circumstances, we invest up to 20% of the Fund's total assets in below investment-grade municipal securities.

The Fund may, but will not necessarily, use a variety of derivative instruments, such as futures contracts, options and swaps, including, for example, index futures, Treasury futures, Eurodollar futures, interest rate swap agreements, credit default swaps, and total return swaps. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or basket of assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. Derivatives are financial contracts whose values depend on, or are derived from, the value of one or more underlying assets, reference rates or indexes. The various derivative instruments that the Fund may use may change from time to time as new derivative products become available to the Fund. For purposes of determining compliance by the Fund with its investment policies and limitations (including any required investment by the Fund in a particular type of security), the Fund may consider an investment in a derivative instrument to constitute an investment in a security if, in the judgment of the portfolio manager, the derivative instrument provides investment exposure comparable to that of the security. For example, the Fund may consider a futures contract or swap transaction to constitute a particular fixed-income security for these purposes.

We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The Fund will consider selling a portfolio investment when a portfolio manager believes the issuer's investment fundamentals are beginning to deteriorate, when the investment no longer appears consistent with the portfolio manager's investment methodology, when the Fund must meet redemptions, in order to take advantage of more attractive investment opportunities, or for other investment reasons which a portfolio manager deems appropriate.

We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

Although not a principal investment strategy, the Fund may, but will not necessarily, temporarily invest up to 100% of its assets in cash and/or high-quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's investment goal and principal investment strategies and, if employed, could result in a lower return and loss of market opportunity.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Evergreen Municipal Bond Fund and Wells Fargo Advantage Municipal Bond Fund. The Funds' investment goals and investment strategies are similar. Evergreen Municipal Bond Fund seeks current income exempt from federal income taxes, other than the alternative minimum tax, as part of a long-term strategy of achieving tax-advantaged total return. The Wells Fargo Advantage Municipal Bond Fund seeks current income exempt from federal income tax. This means that Evergreen Municipal Bond Fund may be more likely to hold securities with a greater focus on capital appreciation, in addition to current income, whereas the Wells Fargo Advantage Municipal Bond Fund is more likely to hold securities with a greater focus on current income. Although each Fund normally invests at least 80% of its assets in investment grade municipal securities that pay interest that is exempt from federal income tax, but not necessarily the alternative minimum tax ("AMT"), the Wells Fargo Advantage Municipal Bond Fund may only invest up to 20% of its assets in securities that pay interest subject to the federal AMT, while Evergreen Municipal Bond Fund has no such limit. Because Evergreen Municipal Bond Fund may invest a greater percentage of its assets in municipal securities subject to AMT, its shareholders may receive a greater percentage of distributions that are subject to AMT than those of the Wells Fargo Advantage Municipal Bond Fund. Each Fund may invest up to 20% of its assets in below investment grade bonds. However, Evergreen Municipal Bond Fund will not invest in a security that is rated lower than B, while the Wells Fargo Advantage Municipal Bond Fund may invest in such securities. Another difference is that the Wells Fargo Advantage Municipal Bond Fund expects to keep its dollar-weighted average effective maturity between 5 and 20 years, whereas Evergreen Municipal Bond Fund attempts to maintain its dollar-weighted average maturity between 10 and 20 years. This means that, under certain circumstances, the Wells Fargo Advantage Municipal Bond Fund may maintain a shorter dollar-weighted average maturity than Evergreen Municipal Bond Fund.

A more complete description of each Fund's investment goals and strategies is below.

EVERGREEN MUNICIPAL BOND FUND (Target Fund)	WELLS FARGO ADVANTAGE MUNICIPAL BOND FUND (Acquiring Fund)
INVESTMENT GOAL
The Fund seeks current income exempt from federal income taxes, other than the alternative minimum tax, as part of a long-term strategy of achieving tax-advantaged total return.	The Fund seeks current income exempt from federal income tax.
PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in municipal securities, the interest from which is exempt from federal income taxes, other than the alternative minimum tax. The Fund invests at least 80% of its assets in investment grade municipal securities. The Fund may also, under normal conditions, invest up to 20% of its assets in taxable securities. The Fund may, however, invest up to 100% of its assets in such securities for temporary defensive purposes.

Under normal circumstances, we invest at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, but not necessarily the federal alternative minimum tax (AMT) and up to 20% of the Fund's net assets in securities that pay interest subject to federal AMT. We invest principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, but not necessarily federal alternative minimum tax. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's total assets in securities that pay interest subject to federal AMT.

The portfolio manager attempts to maintain a dollar-weighted average maturity of ten to twenty years.	Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be greater than 5 years and less than 20 years.

The Fund may invest up to 20% of its assets in below investment grade bonds (sometimes referred to as "high yield" or "junk bonds"), but will not invest in bonds rated below B. Security ratings are determined at the time of investment and are based on ratings received by nationally recognized statistical ratings organizations or, if a security is not rated, it will be deemed to have the same rating as a security determined to be of comparable quality by the Fund's portfolio manager. If a security is rated by more than one nationally recognized statistical ratings organization, the highest rating is used. The Fund may retain any security whose rating has been downgraded after purchase if the Fund's portfolio manager considers the retention advisable.

Under normal circumstances, we invest up to 20% of the Fund's total assets in below investment-grade municipal securities.

The Fund may, but will not necessarily, use a variety of derivative instruments, such as futures contracts, options and swaps, including, for example, index futures, Treasury futures, Eurodollar futures, interest rate swap agreements, credit default swaps, and total return swaps. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or basket of assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. Derivatives are financial contracts whose values depend on, or are derived from, the value of one or more underlying assets, reference rates or indexes. The various derivative instruments that the Fund may use may change from time to time as new derivative products become available to the Fund. For purposes of determining compliance by the Fund with its investment policies and limitations (including any required investment by the Fund in a particular type of security), the Fund may consider an investment in a derivative instrument to constitute an investment in a security if, in the judgment of the portfolio manager, the derivative instrument provides investment exposure comparable to that of the security. For example, the Fund may consider a futures contract or swap transaction to constitute a particular fixed-income security for these purposes. The Fund may invest a portion of its assets in inverse floaters, which are derivative securities that typically earn interest at short-term rates that vary inversely to changes in short-term market interest rates

We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

In purchasing securities, the portfolio manager analyzes credit quality and comparative pricing valuation of the securities as well as the impact of the purchase on the Fund's yield and dollar-weighted average maturity. .

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities.

The Fund will consider selling a portfolio investment when a portfolio manager believes the issuer's investment fundamentals are beginning to deteriorate, when the investment no longer appears consistent with the portfolio manager's investment methodology, when the Fund must meet redemptions, in order to take advantage of more attractive investment opportunities, or for other investment reasons which a portfolio manager deems appropriate.

We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/ reward profile. We may actively trade portfolio securities.

Although not a principal investment strategy, the Fund may, but will not necessarily, temporarily invest up to 100% of its assets in cash and/or high-quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's investment goal and principal investment strategies and, if employed, could result in a lower return and loss of market opportunity.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Although the Fund families have historically used different terminology and descriptions to describe their fundamental investment policies, the fundamental investment policies of the Target and Acquiring Funds are substantively similar. The Wells Fargo Advantage Municipal Bond Fund's fundamental policies state specifically that the Fund reserves the ability to concentrate in private activity bonds or notes that are the ultimate responsibility of non-government issuers within the same industry and in securities whose issuers are located in the same state or whose principal and interest are paid from revenues of similar type projects. For a comparative chart of fundamental investment policies, please see Exhibit B.

Principal Risk Comparison

Because the Evergreen funds and Wells Fargo Advantage Funds were unaffiliated fund families until recently, the Funds have historically used different terminology and descriptions to describe their principal risks. Nonetheless, the Funds are subject to many of the same risks. Listed below are the principal risks that apply to an investment in the Wells Fargo Advantage Municipal Bond Fund. A description of those risks can be found in the section of this prospectus/proxy statement entitled "Risk Descriptions." Although each Fund may be subject to the risks listed below, they may be subject to a particular risk to different degrees. For example, an investment in the Wells Fargo Advantage Municipal Bond Fund may be subject to high yield securities risk to a lesser degree than an investment in Evergreen High Income Municipal Bond Fund because Evergreen High Income Municipal Bond Fund may have a significantly larger percentage of its assets invested in below investment grade securities. An investment in the Wells Fargo Advantage Municipal Bond Fund may, under certain circumstances, be exposed to less interest rate risk than an investment in Evergreen Municipal Bond Fund under certain circumstances because the Wells Fargo Advantage Municipal Bond Fund is permitted to have a dollar-weighted average effective maturity between 5 and 20 years, while Evergreen Municipal Bond Fund's permitted dollar-weighted average maturity range is between 10 and 20 years. The Wells Fargo Advantage Municipal Bond Fund may invest in securities with lower credit ratings than those in which Evergreen Municipal Bond Fund may invest and that portion of its portfolio may be more likely than Evergreen Municipal Bond Fund to include a security of an issuer that will default.

Principal Risks
Active Trading Risk
Counter-Party Risk
Debt Securities Risk
Derivatives Risk
High Yield Securities Risk
Leverage Risk
Liquidity Risk
Management Risk
Market Risk
Municipal Securities Risk
Regulatory Risk

A discussion of the principal risks associated with an investment in the Target Fund may be found in the Target Fund's prospectus. In addition, each Fund has other investment policies, practices and restrictions which, together with the Fund's related risks, are also set forth in the Fund's prospectus and SAI.

Fund Performance Comparison

The following bar charts and tables illustrate how each Fund's returns have varied from year to year and compare each Fund's returns with those of one or more broad-based securities indexes. Past performance (before and after taxes) is not necessarily an indication of future results. Current month-end performance information is available for the Target Fund at www.evergreeninvestments.com and for a Wells Fargo Advantage Fund at www.wellsfargo.com/advantagefunds. The bar charts do not reflect applicable sales charges; if they did, returns would be lower than those shown.

Year-by-Year Total Return for Class A Shares (%) for Evergreen High Income Municipal Bond Fund

Highest Quarter:	3rd Quarter 2009	+9.22%
Lowest Quarter:	4th Quarter 2008	-17.19%
	Year-to-date total return as of 3/31/2010 is +2.44%

Year-by-Year Total Return for Class A Shares (%) for Evergreen Municipal Bond Fund

Highest Quarter:	3rd Quarter 2009	+7.89%
Lowest Quarter:	3rd Quarter 2008	-3.92%
	Year-to-date total return as of 3/31/2010 is +1.49%

Year-by-Year Total Return for Class A Shares (%) for Wells Fargo Advantage Municipal Bond Fund1

1	Performance shown prior to the inception of the Class A shares reflects the performance of the Investor Class shares, adjusted to reflect Class A sales charges and expenses.

Highest Quarter:	3rd Quarter 2009	+9.76%
Lowest Quarter:	4th Quarter 2008	-8.40%
	Year-to-date total return as of 3/31/2010 is +2.14%

Average Annual Total Returns for the periods ended 12/31/2009
Evergreen High Income Municipal Bond Fund	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	6/17/1992	14.36%	-1.11%	2.09%
Class A (after taxes on distributions)	6/17/1992	14.36%	-1.12%	2.08%
Class A (after taxes on distributions and the sale of Fund Shares)	6/17/1992	11.85%	-0.15%	2.58%
Class B (before taxes)[2]	7/10/1995	14.16%	-1.20%	1.84%
Class C (before taxes)	3/6/1998	18.16%	-0.89%	1.84%
Class I (before taxes)	9/20/1995	20.34%	0.11%	2.86%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		12.91%	4.32%	5.75%
Barclays Capital High Yield Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		32.73%	2.63%	N/A
1	After-tax returns are shown for only one class and after-tax returns for other classes will vary. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts.
2	The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares.

Average Annual Total Returns for the periods ended 12/31/2009
Evergreen Municipal Bond Fund	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	1/20/1998	10.04%	2.59%	4.56%
Class A (after taxes on distributions)	1/20/1998	10.04%	2.58%	4.55%
Class A (after taxes on distributions and the sale of Fund Shares)	1/20/1998	8.22%	2.79%	4.53%
Class B (before taxes)[2]	1/19/1978	9.71%	2.47%	4.30%
Class C (before taxes)	1/26/1998	13.71%	2.82%	4.30%
Class I (before taxes)	4/30/1999	15.85%	3.85%	5.35%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		12.91%	4.32%	5.75%
1	After-tax returns are shown for only one class and after-tax returns for other classes will vary. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts.
2	The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares.

Average Annual Total Returns for the periods ended 12/31/2009
Wells Fargo Advantage Fund Municipal Bond Fund	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)[1]	4/11/2005	18.92%	3.53%	4.88%
Class A (after taxes on distributions)[2]	4/11/2005	16.59%	1.87%	3.12%
Class A (after taxes on distributions and the sale of Fund Shares)[2]	4/11/2005	12.19%	2.03%	3.10%
Class B (before taxes)[1]	4/11/2005	18.54%	3.36%	4.83%
Class C (before taxes)[1]	4/11/2005	22.53%	3.71%	4.60%
Administrator Class (before taxes)[3]	4/11/2005	24.64%	4.77%	5.52%
Institutional Class (before taxes)[4]	3/31/2008	24.71%	4.62%	5.45%
Barclays Capital Municipal Bond Index[5] (reflects no deduction for fees, expenses, or taxes)		12.91%	4.32%	5.75%
1	Performance shown prior to the inception of the Class A, Class B and Class C shares reflects the performance of the Investor Class shares, adjusted to reflect Class A, Class B and Class C sales charges and expenses, as applicable.
2	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for other share classes will vary.
3	Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares.
4	Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and higher than those of the Institutional Class shares.
5	The Barclays Capital Municipal Bond Index, is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Shareholder Fee and Fund Expense Comparison

The sales charges and expenses for each class of shares of your Target Fund may be different than those of the corresponding class of shares of the Acquiring Fund. This section compares the fees and expenses you pay if you buy, hold, and sell shares of the Target Fund and the Acquiring Fund.

The following tables entitled "Shareholder Fees" allow you to compare the maximum sales charges of the Funds. The Pro Forma table also shows you what the maximum sales charges will be, assuming the Merger takes place. The Target Fund shareholders will not pay any front-end sales charge or CDSC in connection with the Merger.

The maximum sales charges applicable to Class B and Class C shares of the Wells Fargo Advantage Municipal Bond Fund are identical to the maximum sales charges for the corresponding class of shares of Evergreen High Income Municipal Bond Fund and Evergreen Municipal Bond Fund. The differences in the Funds' Class A sales charge schedules are that the Wells Fargo Advantage Municipal Bond Fund's front-end sales charges on purchases of Class A shares are lower than those of Class A shares of Evergreen Municipal Bond Fund and Evergreen High Income Municipal Bond Fund on purchases up to $250,000 and the contingent deferred sales charge you may pay when you redeem Class A (where applicable) or Class C shares of the Wells Fargo Advantage Municipal Bond Fund (other than those you receive in connection with the Merger) will be based on the net asset value of your shares when they were purchased, not the lower of (x) that amount or (y) the value of the shares at the time of redemption, as is the case for Class A and Class C shares of Evergreen High Income Municipal Bond Fund and Evergreen Municipal Bond Fund.

The CDSC, if any, that will apply to Class A (where applicable), Class B and Class C shares received in connection with a Merger will be calculated using the CDSC schedule applicable to the Target Fund shares exchanged in the Merger and the date that you purchased those Target Fund shares, and on the lower of (i) the net asset value of your shares on the date they were purchased or (ii) the value of the shares at the time of redemption.

Also, Class B shares of the Wells Fargo Advantage Municipal Bond Fund do not convert to Class A shares of that Fund until they have been held for 9 years. In contrast, Class B shares of Evergreen High Income Municipal Bond Fund and Evergreen Municipal Bond Fund convert to Class A shares of that Fund after 8 years.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Target Fund's family of funds or in the Acquiring Fund's family of funds. Information regarding sales charges and sales charge discounts applicable to investments in the Acquiring Fund's family of funds is available in the "Buying, Selling and Exchanging Fund Shares -- Wells Fargo Advantage Funds" section of this prospectus/proxy statement. More information about these and other discounts is available from your financial professional and in the Funds' prospectuses.

The following tables allow you to compare the annual operating expenses of the Funds. The total annual fund operating expenses for both the Target and the Acquiring Funds set forth in the following tables are based on the actual expenses for the twelve-month period ended September 30, 2009. The pro forma expense table shows you what the total annual fund operating expenses (before and after waivers) would have been for the Acquiring Fund for the twelve-month period ended September 30, 2009, assuming each Merger had taken place at the beginning of that period. The pro forma expense information assumes that shareholders of each Target Fund approve their respective Merger with the Acquiring Fund and that each Merger is consummated. If one, but not both, of those Mergers are consummated, the pro forma expense information shown would be higher. Exhibit C contains expense tables and examples for both Target and Acquiring Funds based upon the actual expenses incurred by such Funds during their most recently completed fiscal year. Exhibit C also includes a pro forma expense table and examples for the Acquiring Fund based on the date of the Acquiring Fund's most recent (as of the effective date of the registration statement that includes this prospectus/proxy statement) financial statement.

Shareholder Fees (fees paid directly from your investment)

Evergreen High Income Municipal Bond Fund
	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.75%[1]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None[1]	5.00%	1.00%	None
1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Evergreen High Income Municipal Bond Fund
Total Annual Fund Operating Expenses
Class A	1.00%
Class B	1.75%
Class C	1.75%
Class I	0.75%

Shareholder Fees (fees paid directly from your investment)

Evergreen Municipal Bond Fund
	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.75%[1]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None[1]	5.00%	1.00%	None
1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Evergreen Municipal Bond Fund
Total Annual Fund Operating Expenses
Class A	0.77%
Class B	1.52%
Class C	1.52%
Class I	0.52%

Shareholder Fees (fees paid directly from your investment)

Wells Fargo Advantage Municipal Bond Fund
	Class A	Class B	Class C	Administrator Class, Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	4.50%[1]	None	None	None
Maximum deferred sales charge (load) (as a percentage of the net asset value at purchase)	None[1]	5.00%	1.00%	None
1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Wells Fargo Advantage Municipal Bond Fund
	Total Annual Fund Operating Expenses (Before Waiver)[1]	Total Annual Fund Operating Expenses (After Waiver)[2]
Class A	0.89%	0.75%
Class B	1.64%	1.50%
Class C	1.64%	1.50%
Administrator Class	0.81%	0.60%
Institutional Class	0.54%	0.50%
1	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2	Funds Management has committed through 10/31/2010, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this date, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Shareholder Fees (fees paid directly from your investment)

Wells Fargo Advantage Municipal Bond Fund (Pro Forma)
	Class A	Class B	Class C	Administrator Class, Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	4.50%[1]	None	None	None
Maximum deferred sales charge (load) (as a percentage of the net asset value at purchase)	None[1]	5.00%	1.00%	None
1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Wells Fargo Advantage Municipal Bond Fund (Pro Forma)
	Total Annual Fund Operating Expenses (Before Waiver)[1]	Total Annual Fund Operating Expenses (After Waiver)[2]
Class A	0.81%	0.75%
Class B	1.56%	1.50%
Class C	1.56%	1.50%
Administrator Class	0.75%	0.60%
Institutional Class	0.48%	0.48%
1	The Total Annual Fund Operating Expenses (Before Waiver) shown assume each Merger is consummated. If only the Merger involving Evergreen High Income Municipal Bond Fund is consummated, the Total Annual Fund Operating Expenses (Before Waiver) shown would have been 0.03% higher for each class. If only the Merger involving Evergreen Municipal Bond Fund is consummated, the Total Annual Fund Operating Expenses (Before Waiver) shown would have been less than 0.01% higher for each class.
2	Funds Management has committed for three years after the closing of the Merger to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed 0.75% for Class A, 1.50% for Class B, 1.50% for Class C, 0.60% for Administrator Class, and 0.50% for Institutional Class. After this time, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Evergreen High Income Municipal Bond Fund and Wells Fargo Advantage Municipal Bond Fund. Each Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). The fees charged to Class B and Class C shares of Evergreen High Income Municipal Bond Fund pursuant to the Fund's Distribution Plans are 0.25% more than the Distribution Plan fees borne by Class B and Class C shares of the Wells Fargo Advantage Municipal Bond Fund, respectively. However, each of those Wells Fargo Advantage Municipal Bond Fund share classes are subject to a shareholder servicing fee of up to 0.25%. The fees borne by Class A shares of Evergreen High Income Municipal Bond Fund pursuant to that Fund's Distribution Plan are 0.25%; Class A shares of the Wells Fargo Advantage Municipal Bond Fund do not bear fees under a distribution plan, but are subject to a shareholder servicing fee of up to 0.25%. While neither Class I shares of Evergreen High Income Municipal Bond Fund nor Administrator Class shares of the Wells Fargo Advantage Municipal Bond Fund are subject to fees under a distribution plan, Administrator Class shares are subject to a shareholder servicing fee of up to 0.25%.

Evergreen Municipal Bond Fund and Wells Fargo Advantage Municipal Bond Fund. The fees charged to Class B and C shares of Evergreen Municipal Bond Fund pursuant to the Fund's Distribution Plan are 0.25% more than the Distribution Plan fees borne by Class B and Class C shares of the Wells Fargo Advantage Municipal Bond Fund, respectively. However, each of those Wells Fargo Advantage Municipal Bond Fund share classes are subject to a shareholder servicing fee of up to 0.25%. The fees borne by Class A shares of Evergreen Municipal Bond Fund pursuant to that Fund's Distribution Plan are 0.25%; Class A shares of the Wells Fargo Advantage Municipal Bond Fund do not bear fees under a distribution plan, but are subject to a shareholder servicing fee of up to 0.25%. Neither Class I shares of Evergreen Municipal Bond Fund nor Institutional Class shares of the Wells Fargo Advantage Municipal Bond Fund are subject to fees under a distribution plan or a shareholder servicing fee.

Portfolio Turnover. The Target and Acquiring Funds pay transaction costs, such as commissions or dealer mark-ups, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect each Fund's performance. During the most recent fiscal year, Evergreen High Income Municipal Bond Fund's portfolio turnover rate was 70% of the average value of its portfolio, Evergreen Municipal Bond Fund's portfolio turnover rate was 58% of the average value of its portfolio, and the Acquiring Fund's portfolio turnover rate was 152% of the average value of its portfolio. Each Fund may actively trade portfolio securities.

Fund Management Information

The following table identifies the investment adviser, investment sub-adviser and portfolio manager(s) for the Acquiring Fund. Further information about the management of the Acquiring Fund can be found under the section entitled "Management of the Funds."

Wells Fargo Advantage Municipal Bond Fund
Investment Adviser	Funds Management
Investment Sub-adviser	Wells Capital Management Incorporated
Portfolio Managers	Lyle J. Fitterer, CFA, CPA Mathew M. Kiselak Robert Miller

Tax Information

It is expected that the Merger will be tax-free to shareholders for U.S. federal income tax purposes, and receipt of an opinion substantially to that effect from Proskauer Rose LLP, special tax counsel to the Acquiring Fund, is a condition to the obligation of the Funds to consummate the Merger. This means that neither shareholders nor your Target or Acquiring Fund will recognize a gain or loss for U.S. federal income tax purposes directly as a result of the Merger. However, because the Merger will end the tax year of your Target Fund, the Merger may accelerate taxable distributions from your Target Fund to its shareholders.

The cost basis and holding period of your Target Fund shares will carry over for U.S. federal income tax purposes to the shares of the Acquiring Fund you receive as a result of the Merger. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of a gain or a loss to the shareholder for U.S. federal income tax purposes if the shareholder holds the shares in a taxable account.

A substantial portion of the securities held by your Target Fund may be disposed of in connection with the Merger. This could result in additional portfolio transaction costs to your Target Fund and increased taxable distributions to shareholders of your Target Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and your Target Fund's basis in such assets. Any net realized capital gains from sales that occur prior to the Merger will be distributed to your Target Fund's shareholders as capital gain dividends (to the extent of the excess of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of the excess of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale (after reduction by any available capital loss carryforwards), and such distributions will be taxable to shareholders.

U.S. federal income tax law permits each of the Funds to carry forward net capital losses for up to eight taxable years. Your Target Fund may be presently entitled to significant net capital loss carryforwards for U.S. federal income tax purposes, as detailed in "Material U.S. Federal Income Tax Consequences of the Mergers." Your Merger will cause the tax year of your Target Fund to close, resulting in an earlier expiration of net capital loss carryforwards than would otherwise occur. In addition, your Merger is expected to result in a limitation on the ability of your Acquiring Fund to use both its own and Evergreen High Income Municipal Bond Fund's carryforwards, if any, and, potentially, to use unrealized capital losses inherent in the tax basis of its own assets and Evergreen High Income Municipal Bond Fund's assets acquired, if any, once realized.

Certain other U.S. federal income tax consequences are discussed below under "Material U.S. Federal Income Tax Consequences of the Mergers."

EVERGREEN CALIFORNIA MUNICIPAL BOND FUND INTO WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE FUND

Share Class Information

The following table illustrates the share class of the Acquiring Fund you will receive as a result of the Merger in exchange for the shares you own in your Target Fund.

If you own this class of shares of Evergreen California Municipal Bond Fund:	You will get this class of shares of Wells Fargo Advantage California Tax-Free Fund:
Class A	Class A
Class B	Class B
Class C	Class C
Class I	Administrator Class

The Acquiring Fund shares you receive as a result of the Merger will have the same total value as the total value of your Target Fund shares as of the close of business on the business day immediately prior to the Merger.

The procedures for buying, selling and exchanging shares of the Funds are similar. For additional information, see the section entitled "Buying, Selling and Exchanging Fund Shares." This section also contains important information for foreign shareholders of a Target Fund, defined as shareholders whose accounts do not currently have both a U.S. address and taxpayer identification number on record with the Funds. Following the Merger, foreign shareholders will not be able to make additional investments into a Wells Fargo Advantage Fund.

Investment Goal and Strategy Comparison

The following section compares the investment goals, principal investment strategies and fundamental investment policies of the Funds. The investment goals of the Funds may be changed without shareholder approval.

The Funds' investment goals and investment strategies are similar. Evergreen California Municipal Bond Fund seeks current income exempt from federal income taxes, other than the alternative minimum tax, and California individual income tax as part of a long-term strategy of achieving tax-advantaged total return and the Wells Fargo Advantage California Tax-Free Fund seeks current income exempt from federal income tax and California individual income tax. Evergreen California Municipal Bond Fund normally invests at least 80% of its assets in municipal securities that are exempt from federal income tax, other than the alternative minimum tax, and from California individual income taxes. The Wells Fargo Advantage California Tax-Free Fund invests, under normal circumstances, at least 80% of the Fund's assets in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax, and California individual income tax. The Wells Fargo Advantage California Tax-Free Fund limits its investments in securities that pay interest subject to the alternative minimum tax to 20% of its assets. Evergreen California Municipal Bond Fund does not have a similar restriction as part of its principal investment strategies. Because Evergreen California Municipal Bond Fund may invest a greater percentage of its assets in municipal securities subject to the alternative minimum tax, its shareholders may receive a greater percentage of distributions that are subject to the federal alternative minimum tax than those of the Wells Fargo Advantage California Tax-Free Fund. The Wells Fargo Advantage California Tax-Free Fund may invest up to 10% of its assets in below investment grade securities, while Evergreen California Municipal Bond Fund may invest up to 20% of its assets in such securities. This means that Evergreen California Municipal Bond Fund may invest a greater percentage of its assets in high yield securities than the Wells Fargo Advantage California Tax-Free Fund. However, Evergreen California Municipal Bond Fund will not invest in bonds rated below B and normally at least 50% of its assets will be invested in securities rated in the top two investment grade categories (or of equivalent credit quality, if unrated). This means that the Wells Fargo Advantage California Tax-Free Fund may be exposed to securities with a higher likelihood of default than Evergreen California Municipal Bond Fund.

A more complete description of each Fund's investment goals and strategies is below.

EVERGREEN CALIFORNIA MUNICIPAL BOND FUND (Target Fund)	WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE FUND (Acquiring Fund)
INVESTMENT GOAL

The Fund seeks current income exempt from federal income taxes, other than the alternative minimum tax, and California state income tax as part of a long-term strategy of achieving tax-advantaged total return.

The Fund seeks current income exempt from federal income tax and California individual income tax.
PRINCIPAL INVESTMENT STRATEGIES

The Fund is a non-diversified fund that normally invests at least 80% of its assets in municipal securities that are exempt from federal income tax, other than the alternative minimum tax, and from California state and local personal income taxes. The Fund may invest up to 20% of its assets in other obligations, which may include taxable securities.

Under normal circumstances, we invest at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax (AMT), and California individual income tax and up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT. We invest principally in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax, and California individual income tax. Our investment holdings may include municipal securities issued by the state of California and its subdivisions, authorities, instrumentalities and corporations as well as municipal securities issued by the territories and possessions of the United States. The Fund is considered to be non-diversified. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's total assets in securities that pay interest subject to federal AMT.

The Fund normally invests at least 80% of its assets in investment grade securities. In addition, under normal circumstances, the Fund seeks to invest at least 50% of its assets in securities in the top two investment grade categories. The Fund may invest up to 20% of its assets in securities rated below investment grade (commonly referred to as "high yield" or "junk" bonds), but the Fund will not invest in bonds rated below B. Security ratings are determined at the time of investment and are based on ratings received by nationally recognized statistical ratings organizations or, if a security is not rated, it will be deemed to have the same rating as a security determined to be of comparable quality by the Fund's portfolio manager. If a security is rated by more than one nationally recognized statistical ratings organization, the higher rating is used. The Fund may retain any security whose rating has been downgraded after purchase if the Fund's portfolio manager considers the retention advisable. At no time, however, will more than 35% of the Fund's assets consist of securities rated below investment grade.

Under normal circumstances, we invest up to 10% of the Fund's total assets in below investment-grade municipal securities.
The Fund may invest in bonds of any maturity or duration; however, the Fund's dollar-weighted average maturity is generally not expected to exceed 20 years.	Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be greater than 5 years and less than 20 years.

The Fund may, but will not necessarily, use a variety of derivative instruments, such as futures contracts, options and swaps, including, for example, index futures, Treasury futures, Eurodollar futures, interest rate swap agreements, credit default swaps and total return swaps. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or basket of assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. Derivatives are financial contracts whose values depend on, or are derived from, the value of one or more underlying assets, reference rates or indexes. The various derivative instruments that the Fund may use may change from time to time as new derivative products become available to the Fund. For purposes of determining compliance by the Fund with its investment policies and limitations (including any required investment by the Fund in a particular type of security), the Fund may consider an investment in a derivative instrument to constitute an investment in a security if, in the judgment of the portfolio manager, the derivative instrument provides investment exposure comparable to that of the security. For example, the Fund may consider a futures contract or swap transaction to constitute a particular fixed-income security for these purposes.

We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
In purchasing municipal securities, the portfolio manager considers how well the securities fit into the portfolio from a strategy, credit quality and pricing standpoint.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities.

The Fund will consider selling a portfolio investment when a portfolio manager believes the issuer's investment fundamentals are beginning to deteriorate, when the investment no longer appears consistent with the portfolio manager's investment methodology, when the Fund must meet redemptions, in order to take advantage of more attractive investment opportunities, or for other investment reasons which a portfolio manager deems appropriate.

We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/ reward profile.

Although not a principal investment strategy, the Fund may, but will not necessarily, temporarily invest up to 100% of its assets in cash and/or high-quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's investment goal and principal investment strategies and, if employed, could result in a lower return and loss of market opportunity.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Although the Fund families have historically used different terminology and descriptions to describe their fundamental investment policies, the fundamental investment policies of the Target and Acquiring Funds are substantively similar. The Wells Fargo Advantage California Tax-Free Fund's fundamental policies state specifically that the Fund reserves the ability to concentrate in private activity bonds or notes that are the ultimate responsibility of non-government issuers within the same industry and in securities whose issuers are located in the same state or whose principal and interest are paid from revenues of similar type projects. For a comparative chart of fundamental investment policies, please see Exhibit B.

Principal Risk Comparison

Because the Evergreen funds and Wells Fargo Advantage Funds were unaffiliated fund families until recently, the Funds have historically used different terminology and descriptions to describe their principal risks. Nonetheless, due to the similarity of the Funds' investment strategies, the Funds are generally subject to similar types of risks. Listed below are the principal risks that apply to an investment in the Wells Fargo Advantage California Tax-Free Fund. A description of those risks can be found in the section of this prospectus/proxy statement entitled "Risk Descriptions." Although each Fund may be subject to the risks listed below, they may be subject to a particular risk to different degrees. For example, an investment in the Wells Fargo Advantage California Tax-Free Fund may be subject to high yield securities risk to a lesser extent than an investment in Evergreen California Municipal Bond Fund because Evergreen California Municipal Bond Fund may invest a greater percentage of its assets in below investment grade securities; however, because the Wells Fargo Advantage California Tax-Free Fund may invest in securities with lower credit ratings, that portion of its portfolio may be more likely to include a security of an issuer that will default than Evergreen California Municipal Bond Fund's portfolio.

Principal Risks
California Municipal Securities Risk
Counter-Party Risk
Debt Securities Risk
Derivatives Risk
High Yield Securities Risk
Leverage Risk
Liquidity Risk
Management Risk
Market Risk
Municipal Securities Risk
Non-Diversification Risk
Regulatory Risk

A discussion of the principal risks associated with an investment in the Target Fund may be found in the Target Fund's prospectus. In addition, each Fund has other investment policies, practices and restrictions which, together with the Fund's related risks, are also set forth in the Fund's prospectus and SAI.

Fund Performance Comparison

The following bar charts and tables illustrate how each Fund's returns have varied from year to year and compare each Fund's returns with those of one or more broad-based securities indexes. Past performance (before and after taxes) is not necessarily an indication of future results. Current month-end performance information is available for the Target Fund at www.evergreeninvestments.com and for a Wells Fargo Advantage Fund at www.wellsfargo.com/advantagefunds. The bar charts do not reflect applicable sales charges; if they did, returns would be lower than those shown.

Year-by-Year Total Return for Class A Shares (%) for Evergreen California Municipal Bond Fund1

1	Historical performance shown for Class A prior to its inception is based on the performance of Class I. Historical performance for Class I prior to 11/11/2002 is based on the performance of Select shares of the Fund's predecessor fund, OFFIT California Municipal Fund. The historical returns for Class A has not been adjusted to reflect the effect of the class's 12b-1 fee. This fee is 0.25% for Class A. Class I and Select shares do not pay a 12b-1 fee. If this fee had been reflected, returns for Class A would have been lower.

Highest Quarter:	3rd Quarter 2009	+7.70%
Lowest Quarter:	3rd Quarter 2008	-5.12%
	Year-to-date total return as of 3/31/2010 is +1.61%

Year-by-Year Total Return for Class A Shares (%) for Wells Fargo Advantage California Tax-Free Fund

Highest Quarter:	3rd Quarter 2009	+8.26%
Lowest Quarter:	3rd Quarter 2008	-3.88%
	Year-to-date total return as of 3/31/2010 is +1.25%

Average Annual Total Returns for the periods ended 12/31/2009
Evergreen California Municipal Bond Fund	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	11/8/2002	10.32%	1.57%	4.08%
Class B (before taxes)[2]	11/8/2002	9.98%	1.46%	4.04%
Class C (before taxes)	11/8/2002	13.98%	1.81%	4.04%
Class I (before taxes)	4/2/1997	16.13%	2.83%	4.80%
Class I (after taxes on distributions)	4/2/1997	16.11%	2.76%	4.26%
Class I (after taxes on distributions and the sale of Fund Shares)	4/2/1997	12.26%	2.96%	4.24%
Barclays Capital 5-Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		7.40%	4.50%	5.24%
Barclays Capital California Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		12.22%	3.90%	5.58%
1	Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I. Historical performance for Class I prior to 11/11/2002 is based on the performance of Select shares of the Fund's predecessor fund, OFFIT California Municipal Fund. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I and Select shares do not pay a 12b-1 fee. If these fees had been reflected, 10 year returns for Classes A, B and C would have been lower.
2	The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares.
3	After-tax returns are shown for only one class and after-tax returns for other classes will vary. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts.

Average Annual Total Returns for the periods ended 12/31/2009
Wells Fargo Advantage California Tax-Free Fund	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	10/6/1988	10.26%	2.54%	4.70%
Class A (after taxes on distributions)[1]	10/6/1988	8.49%	0.89%	2.91%
Class A (after taxes on distributions and the sale of Fund Shares)[1]	10/6/1988	6.62%	1.21%	2.97%
Class B (before taxes)	12/15/1997	9.56%	2.37%	4.60%
Class C (before taxes)	7/1/1993	13.57%	2.69%	4.37%
Administrator Class (before taxes)	12/15/1997	15.80%	3.76%	5.42%
Barclays Capital Municipal Bond Index[2] (reflects no deduction for fees, expenses, or taxes)		12.91%	4.32%	5.75%
1	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for other share classes will vary.
2	The Barclays Capital Municipal Bond Index, is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Shareholder Fee and Fund Expense Comparison

The sales charges and expenses for each class of shares of your Target Fund may be different than those of the corresponding class of shares of the Acquiring Fund. This section compares the fees and expenses you pay if you buy, hold, and sell shares of the Target Fund and the Acquiring Fund.

The following tables entitled "Shareholder Fees" allow you to compare the maximum sales charges of the Funds. The Pro Forma table also shows you what the maximum sales charges will be, assuming the Merger takes place. The Target Fund shareholders will not pay any front-end sales charge or CDSC in connection with the Merger.

The maximum sales charges applicable to Class B and Class C shares of the Wells Fargo Advantage California Tax-Free Fund are identical to the maximum sales charges for the corresponding class of shares of Evergreen California Municipal Bond Fund. The differences in the Funds' Class A sales charge schedules are that the Wells Fargo Advantage California Tax-Free Fund's front-end sales charges on purchases of Class A shares between $0 and $249,999 are lower than for similar purchases of Evergreen California Municipal Bond Fund's Class A shares and the contingent deferred sales charge you may pay when you redeem Class A (where applicable) or Class C shares of the Wells Fargo Advantage California Tax-Free Fund (other than those you receive in connection with the Merger) will be based on the net asset value of your shares when they were purchased, not the lower of (x) that amount or (y) the value of the shares at the time of redemption, as is the case for Class A and Class C shares of Evergreen California Municipal Bond Fund.

The CDSC, if any, that will apply to Class A (where applicable), Class B and Class C shares received in connection with a Merger will be calculated using the CDSC schedule applicable to the Target Fund shares exchanged in the Merger and the date that you purchased those Target Fund shares, and on the lower of (i) the net asset value of your shares on the date they were purchased or (ii) the value of the shares at the time of redemption.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Target Fund's family of funds or in the Acquiring Fund's family of funds. Information regarding sales charges and sales charge discounts applicable to investments in the Acquiring Fund's family of funds is available in the "Buying, Selling and Exchanging Fund Shares -- Wells Fargo Advantage Funds" section of this prospectus/proxy statement. More information about these and other discounts is available from your financial professional and in the Funds' prospectuses.

The following tables entitled "Annual Fund Operating Expenses" allow you to compare the annual operating expenses of the Funds. The total annual fund operating expenses for both the Target and the Acquiring Funds set forth in the following tables are based on the actual expenses for the twelve-month period ended September 30, 2009. The pro forma expense table shows you what the total annual fund operating expenses (before and after waiver) would have been for the Acquiring Fund for the twelve-month period ended September 30, 2009, assuming the Merger had taken place at the beginning of that period. Exhibit C contains expense tables and examples for both the Target and Acquiring Funds based upon the actual expenses incurred by such Funds during their most recently completed fiscal years. Exhibit C also includes pro forma expense tables and examples for the Acquiring Fund based on the date of the Acquiring Fund's most recent (as of the effective date of the registration statement that includes this prospectus/proxy statement) financial statements.

Shareholder Fees (fees paid directly from your investment)

Evergreen California Municipal Bond Fund
	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.75%[1]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None[1]	5.00%	1.00%	None
1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Evergreen California Municipal Bond Fund
Total Annual Fund Operating Expenses[1]
Class A	0.86%
Class B	1.61%
Class C	1.61%
Class I	0.61%
1	The Total Annual Fund Operating Expenses in the table above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in other investment companies.

Shareholder Fees (fees paid directly from your investment)

Wells Fargo Advantage California Tax-Free Fund
	Class A	Class B	Class C	Administrator Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	4.50%[1]	None	None	None
Maximum deferred sales charge (load) (as a percentage of the net asset value at purchase)	None[1]	5.00%	1.00%	None
1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Wells Fargo Advantage California Tax-Free Fund
	Total Annual Fund Operating Expenses (Before Waiver)[1]	Total Annual Fund Operating Expenses (After Waiver)[2]
Class A	0.89%	0.80%
Class B	1.64%	1.55%
Class C	1.64%	1.55%
Administrator Class	0.81%	0.55%
1	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2	Funds Management has committed through 10/31/2010, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this date, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Shareholder Fees (fees paid directly from your investment)

Wells Fargo Advantage California Tax-Free Fund (Pro Forma)
	Class A	Class B	Class C	Administrator Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	4.50%[1]	None	None	None
Maximum deferred sales charge (load) (as a percentage of the net asset value at purchase)	None[1]	5.00%	1.00%	None
1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Wells Fargo Advantage California Tax-Free Fund (Pro Forma)
	Total Annual Fund Operating Expenses (Before Waiver)	Total Annual Fund Operating Expenses (After Waiver)[1]
Class A	0.84%	0.75%
Class B	1.59%	1.50%
Class C	1.59%	1.50%
Administrator Class	0.78%	0.55%
1	Funds Management has committed for three years after the closing of the Merger to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this time, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Each Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). The fees charged to Class B and Class C shares of Evergreen California Municipal Bond Fund pursuant to the Fund's Distribution Plan are 0.25% more than the Distribution Plan fees borne by Class B and Class C shares of the Wells Fargo Advantage California Tax-Free Fund, respectively. However, each of those Wells Fargo Advantage California Tax-Free Fund share classes are subject to a shareholder servicing fee of up to 0.25%. The fees borne by Class A shares of Evergreen California Municipal Bond Fund pursuant to that Fund's Distribution Plan are 0.25%; Class A shares of the Wells Fargo Advantage California Tax-Free Fund do not bear fees under a distribution plan, but are subject to a shareholder servicing fee of up to 0.25%. While neither Class I shares of Evergreen California Municipal Bond Fund nor Administrator Class shares of the Wells Fargo Advantage California Tax-Free Fund are subject to fees under a distribution plan, Administrator Class shares are subject to a shareholder servicing fee of up to 0.25%.

Portfolio Turnover. The Target and Acquiring Funds pay transaction costs, such as commissions or dealer mark-ups, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect each Fund's performance. During the most recent fiscal year, the Target Fund's portfolio turnover rate was 35% of the average value of its portfolio and the Acquiring Fund's portfolio turnover rate was 44% of the average value of its portfolio.

Fund Management Information

The following table identifies the investment adviser, investment sub-adviser and portfolio manager(s) for the Acquiring Fund. Further information about the management of the Acquiring Fund can be found under the section entitled "Management of the Funds."

Wells Fargo Advantage California Tax-Free Fund
Investment Adviser	Funds Management
Investment Sub-adviser	Wells Capital Management Incorporated
Portfolio Managers	Stephen Galiani Adrian Van Poppel

Tax Information

It is expected that the Merger will be tax-free to shareholders for U.S. federal income tax purposes, and receipt of an opinion substantially to that effect from Proskauer Rose LLP, special tax counsel to the Acquiring Fund, is a condition to the obligation of the Funds to consummate the Merger. This means that neither shareholders nor your Target or Acquiring Fund will recognize a gain or loss for U.S. federal income tax purposes directly as a result of the Merger. However, because the Merger will end the tax year of your Target Fund, the Merger may accelerate taxable distributions from your Target Fund to its shareholders.

The cost basis and holding period of your Target Fund shares will carry over for U.S. federal income tax purposes to the shares of the Acquiring Fund you receive as a result of the Merger. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of a gain or a loss to the shareholder for U.S. federal income tax purposes if the shareholder holds the shares in a taxable account.

A substantial portion of the securities held by your Target Fund may be disposed of in connection with the Merger. This could result in additional portfolio transaction costs to your Target Fund and increased taxable distributions to shareholders of your Target Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and your Target Fund's basis in such assets. Any net realized capital gains from sales that occur prior to the Merger will be distributed to your Target Fund's shareholders as capital gain dividends (to the extent of the excess of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of the excess of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale (after reduction by any available capital loss carryforwards), and such distributions will be taxable to shareholders.

U.S. federal income tax law permits each of the Funds to carry forward net capital losses for up to eight taxable years. Your Target Fund may be presently entitled to significant net capital loss carryforwards for U.S. federal income tax purposes, as detailed in "Material U.S. Federal Income Tax Consequences of the Mergers." Your Merger will cause the tax year of your Target Fund to close, resulting in an earlier expiration of net capital loss carryforwards than would otherwise occur. In addition, your Merger is expected to result in a limitation on the ability of your Acquiring Fund to use carryforwards of your Target Fund, if any, and, potentially, to use unrealized capital losses inherent in the tax basis of the assets acquired, if any, once realized.

Certain other U.S. federal income tax consequences are discussed below under "Material U.S. Federal Income Tax Consequences of the Mergers."

EVERGREEN U.S. GOVERNMENT FUND INTO WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND

Share Class Information

The following table illustrates the share class of the Acquiring Fund you will receive as a result of the Merger in exchange for the shares you own in your Target Fund.

If you own this class of shares of Evergreen U.S. Government Fund:	You will get this class of shares of Wells Fargo Advantage Government Securities Fund:
Class A	Class A
Class B	Class B
Class C	Class C
Class I	Administrator Class

The Acquiring Fund shares you receive as a result of the Merger will have the same total value as the total value of your Target Fund shares as of the close of business on the business day immediately prior to the Merger.

The procedures for buying, selling and exchanging shares of the Funds are similar. For additional information, see the section entitled "Buying, Selling and Exchanging Fund Shares." This section also contains important information for foreign shareholders of a Target Fund, defined as shareholders whose accounts do not currently have both a U.S. address and taxpayer identification number on record with the Funds. Following the Merger, foreign shareholders will not be able to make additional investments into a Wells Fargo Advantage Fund.

Investment Goal and Strategy Comparison

The following section compares the investment goals, principal investment strategies and fundamental investment policies of the Funds. The investment goals of the Funds may be changed without shareholder approval.

Both Funds' investment goals and investment strategies are substantially similar. Evergreen U.S. Government Fund seeks to achieve a high level of current income consistent with stability of principal and the Wells Fargo Advantage Government Securities Fund seeks current income. Each Fund normally invests at least 80% of its assets in debt instruments issued or guaranteed by the U.S. government, its agencies or government sponsored entities. Each Fund may invest up to 20% of its assets in privately-issued/non-government investment-grade debt securities. Although both Funds may engage in leveraged transactions, such as dollar rolls, Evergreen U.S. Government Fund limits such investments to 30% of its assets.

A more complete description of each Fund's investment goals and strategies is below.

EVERGREEN U.S. GOVERNMENT FUND (Target Fund)	WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND (Acquiring Fund)
INVESTMENT GOAL
The Fund seeks to achieve a high level of current income consistent with stability of principal.	The Fund seeks current income.
PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in debt instruments issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, including mortgage-backed securities, asset-backed securities, and collateralized mortgage obligations (CMOs) issued by U.S. Government agencies or instrumentalities, such as, for example, the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Government National Mortgage Association (Ginnie Mae). Securities issued by Ginnie Mae, but not those issued by Fannie Mae or Freddie Mac, are backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac, although chartered or sponsored by Congress, are not funded by congressional appropriations and the securities issued by them are neither guaranteed nor insured by the U.S. Government and are supported only by the credit of the issuer itself. In general, securities issued by U.S. Government-sponsored entities are neither insured nor guaranteed by the U.S. Government. The Fund also may invest up to 20% of its assets in privately issued CMOs, mortgage-backed securities, asset-backed securities, commercial paper, and corporate bonds and notes, that are rated investment grade. Security ratings are determined at the time of investment and are based on ratings received by nationally recognized statistical ratings organizations or, if a security is not rated, it will be deemed to have the same rating as a security determined to be of comparable quality by the Fund's portfolio manager. If a security is rated by more than one nationally recognized statistical ratings organization, the highest rating is used. The Fund may retain any security whose rating has been downgraded after purchase if the Fund's portfolio manager considers the retention advisable.

Under normal circumstances, we invest at least 80% of the Fund's net assets in U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations and up to 20% of the Fund's net assets in non-government investment-grade debt securities. We invest principally in U.S. Government obligations, including debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. These securities may have fixed, floating or variable rates and also include mortgage-backed securities.

As part of its investment strategy, the Fund may engage in transactions that create leverage, including certain types of mortgage dollar rolls, with up to 30% of the Fund's assets. In a mortgage dollar roll transaction, the Fund sells a mortgage-backed security to a dealer and simultaneously contracts to repurchase a security that is substantially similar in type, coupon and maturity, on a specified future date. The Fund may invest a substantial portion of its assets (including a majority of its assets) in CMOs or other mortgage- and asset-backed securities.

As part of our mortgage-backed securities investment strategy, we may enter into dollar rolls or invest in stripped securities.

The Fund has no limitation on the duration of its portfolio of investments. The Fund periodically adjusts the duration based upon interest rate outlook. Corporate bond positions are monitored to take advantage of changing yield relationships and to maintain the quality of investments.

We employ a top-down, macroeconomic outlook to determine the portfolio's duration, yield curve positioning and sector allocation. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. In combination with our top-down, macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to select the specific securities for investment. Elements of this evaluation may include duration measurements, historical yield spread relationships, volatility trends, mortgage refinance rates, as well as other factors.

The Fund may, but will not necessarily, use a variety of derivative instruments, such as futures contracts, options and swaps, including, for example, index futures, Treasury futures, Eurodollar futures, interest rate swap agreements, credit default swaps and total return swaps. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or basket of assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. Derivatives are financial contracts whose values depend on, or are derived from, the value of one or more underlying assets, reference rates or indexes. The various derivative instruments that the Fund may use may change from time to time as new derivative products become available to the Fund. For purposes of determining compliance by the Fund with its investment policies and limitations (including any required investment by the Fund in a particular type of security), the Fund may consider an investment in a derivative instrument to constitute an investment in a security if, in the judgment of the portfolio manager, the derivative instrument provides investment exposure comparable to that of the security. For example, the Fund may consider a futures contract or swap transaction to constitute a particular fixed-income security for these purposes.

We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
The Fund does not include an express statement of when it will sell a security in its principal investment strategies.

We may sell a security due to changes in our outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile. We may actively trade portfolio securities.

Although not a principal investment strategy, the Fund may, but will not necessarily, temporarily invest up to 100% of its assets in cash and/or high-quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's investment goal and principal investment strategies and, if employed, could result in a lower return and loss of market opportunity.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Although the Fund families have historically used different terminology and descriptions to describe their fundamental investment policies, the fundamental investment policies of the Target and Acquiring Funds are substantively similar. For a comparative chart of fundamental investment policies, please see Exhibit B.

Principal Risk Comparison

Because the Evergreen funds and Wells Fargo Advantage Funds were unaffiliated fund families until recently, the Funds have historically used different terminology and descriptions to describe their principal risks. Nonetheless, due to the similarity of the Funds' investment strategies, the Funds are generally subject to similar types of risks. Listed below are the principal risks that apply to an investment in the Wells Fargo Advantage Government Securities Fund. A description of those risks can be found in the section of this prospectus/proxy statement entitled "Risk Descriptions." Although each Fund may be subject to the risks listed below, they may be subject to a particular risk to different degrees. For example, the Wells Fargo Advantage Government Securities Fund may be subject to leverage risk to a greater extent because the Fund does not limit as a part of its principal investment strategies the amount of assets it may use in leveraged transactions.

Principal Risks
Active Trading Risk
Counter-Party Risk
Debt Securities Risk
Derivatives Risk
Issuer Risk
Leverage Risk
Liquidity Risk
Management Risk
Market Risk
Mortgage- and Asset-Backed Securities Risk
Regulatory Risk
Stripped Securities Risk
U.S. Government Obligations Risk

A discussion of the principal risks associated with an investment in the Target Fund may be found in the Target Fund's prospectus. In addition, each Fund has other investment policies, practices and restrictions which, together with the Fund's related risks, are also set forth in the Fund's prospectus and SAI.

Fund Performance Comparison

The following bar charts and tables illustrate how each Fund's returns have varied from year to year and compare each Fund's returns with those of one or more broad-based securities indexes. Past performance (before and after taxes) is not necessarily an indication of future results. Current month-end performance information is available for the Target Fund at www.evergreeninvestments.com and for a Wells Fargo Advantage Fund at www.wellsfargo.com/advantagefunds. The bar charts do not reflect applicable sales charges; if they did, returns would be lower than those shown.

Year-by-Year Total Return for Class A Shares (%) for Evergreen U.S. Government Fund

Highest Quarter:	3rd Quarter 2001	+4.51%
Lowest Quarter:	3rd Quarter 2008	-3.42%
	Year-to-date total return as of 3/31/2010 is +1.66%

Year-by-Year Total Return for Class A Shares (%) for Wells Fargo Advantage Government Securities Fund1

1	Performance shown for the Class A shares from August 31, 1999, through December 31, 2007, includes Advisor Class expenses and is adjusted to reflect Class A sales charges.

Highest Quarter:	3rd Quarter 2002	+5.58%
Lowest Quarter:	2nd Quarter 2004	-2.81%
	Year-to-date total return as of 3/31/2010 is +1.57%

Average Annual Total Returns for the periods ended 12/31/2009
Evergreen U.S. Government Fund	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	1/11/1993	-1.96%	1.64%	4.01%
Class A (after taxes on distributions)	1/11/1993	-3.08%	0.25%	2.48%
Class A (after taxes on distributions and the sale of Fund Shares)	1/11/1993	-1.28%	0.59%	2.51%
Class B (before taxes)[2]	1/11/1993	-2.85%	1.54%	3.75%
Class C (before taxes)	9/2/1994	1.14%	1.88%	3.75%
Class I (before taxes)	9/2/1993	3.16%	2.91%	4.79%
Barclays Capital Intermediate Government Index (reflects no deduction for fees, expenses, or taxes)		-0.32%	4.74%	5.65%
1	After-tax returns are shown for only one class and after-tax returns for other classes will vary. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts.
2	The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares.

Average Annual Total Returns for the periods ended 12/31/2009
Wells Fargo Advantage Government Securities Fund	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)[1]	8/31/1999	-1.08%	3.80%	5.42%
Class A (after taxes on distributions)[2]	8/31/1999	-2.67%	2.09%	3.49%
Class A (after taxes on distributions and the sale of Fund Shares)[2]	8/31/1999	-0.71%	2.23%	3.48%
Class B (before taxes)[1]	7/18/2008	-2.18%	3.59%	5.35%
Class C (before taxes)[1]	12/26/2002	1.82%	3.94%	5.03%
Administrator Class (before taxes)[3]	4/11/2005	3.79%	5.01%	6.24%
Barclays Capital Intermediate U.S. Government Bond Index[4] (reflects no deduction for fees, expenses, or taxes)		-0.32%	4.74%	5.65%
Barclays Capital U.S. Aggregate Excluding Credit Bond Index[5] (reflects no deduction for fees, expenses, or taxes)		3.13%	5.07%	N/A
1	Performance shown for the Class A shares from August 31, 1999, through June 19, 2008, includes Advisor Class expenses and is adjusted to reflect Class A sales charges. Performance shown prior to the inception of the Class B shares reflects the performance of the Class C shares and includes expenses that are not applicable to the Class B shares and is adjusted to reflect Class B sales charges. Performance shown prior to the inception of the Class C shares reflects the performance of the Investor Class shares, adjusted to reflect Class C sales charges and expenses.
2	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for other share classes will vary.
3	Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Institutional Class shares, adjusted to reflect Administrator Class expenses.
4	The Barclays Capital Intermediate U.S. Government Bond Index, is an unmanaged index composed of U.S. Government securities with maturities in the one-ten year range, including securities issued by the U.S. Treasury and U.S. Government agencies. You cannot invest directly in an index.
5	The Barclays Capital Intermediate U.S. Aggregate Excluding Credit Bond Index is composed of the Barclays U.S. Government Bond Index and the Barclays Capital U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, and mortgage-backed securities. The limited performance history of the Barclays Capital U.S. Aggregate Excluding Credit Bond Index does not allow for comparison to all periods of the Fund's performance. This index has an inception date of May 1, 2001. You cannot invest directly in an index.

Shareholder Fee and Fund Expense Comparison

The sales charges and expenses for each class of shares of your Target Fund may be different from those of the corresponding class of shares of the Acquiring Fund. This section compares the fees and expenses you pay if you buy, hold, and sell shares of the Target Fund and the Acquiring Fund.

The following tables entitled "Shareholder Fees" allow you to compare the maximum sales charges of the Funds. The Pro Forma table also shows you what the maximum sales charges will be, assuming the Merger takes place. The Target Fund shareholders will not pay any front-end sales charge or CDSC in connection with the Merger.

The maximum sales charges applicable to Class B and Class C shares of the Wells Fargo Advantage Government Securities Fund are identical to the maximum sales charges for the corresponding class of shares of Evergreen U.S. Government Fund. The differences in the Funds' Class A sales charge schedules are that the Wells Fargo Advantage Government Securities Fund's front-end sales charges on purchases of Class A shares between $0 and $249,999 are lower than for similar purchases of Evergreen U.S. Government Fund's Class A shares and the contingent deferred sales charge you may pay when you redeem Class A (where applicable) or Class C shares of the Wells Fargo Advantage Government Securities Fund (other than those you receive in connection with the Merger) will be based on the net asset value of your shares when they were purchased, not the lower of (x) that amount or (y) the value of the shares at the time of redemption, as is the case for Class A and Class C shares of Evergreen U.S. Government Fund.

The CDSC, if any, that will apply to Class A (where applicable), Class B and Class C shares received in connection with a Merger will be calculated using the CDSC schedule applicable to the Target Fund shares exchanged in the Merger and the date that you purchased those Target Fund shares, and on the lower of (i) the net asset value of your shares on the date they were purchased or (ii) the value of the shares at the time of redemption.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Target Fund's family of funds or in the Acquiring Fund's family of funds. Information regarding sales charges and sales charge discounts applicable to investments in the Acquiring Fund's family of funds is available in the "Buying, Selling and Exchanging Fund Shares -- Wells Fargo Advantage Funds" section of this prospectus/proxy statement. More information about these and other discounts is available from your financial professional and in the Funds' prospectuses.

The following tables entitled "Annual Fund Operating Expenses" allow you to compare the annual operating expenses of the Funds. The total annual fund operating expenses for both the Target and the Acquiring Funds set forth in the following tables are based on the actual expenses for the twelve-month period ended September 30, 2009. The pro forma expense table shows you what the total annual fund operating expenses (before and after waiver) would have been for the Acquiring Fund for the twelve-month period ended September 30, 2009, assuming the Merger had taken place at the beginning of that period. Exhibit C contains expense tables and examples for both the Target and Acquiring Funds based upon the actual expenses incurred by such Funds during their most recently completed fiscal years. Exhibit C also includes pro forma expense tables and examples for the Acquiring Fund based on the date of the Acquiring Fund's most recent (as of the effective date of the registration statement that includes this prospectus/proxy statement) financial statements.

Shareholder Fees (fees paid directly from your investment)

Evergreen U.S. Government Fund
	Class A	Class B	Class C	Class I
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.75%[1]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None[1]	5.00%	1.00%	None
1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Evergreen U.S. Government Fund
Total Annual Fund Operating Expenses[1]
Class A	0.91%
Class B	1.66%
Class C	1.66%
Class I	0.66%
1	The Total Annual Fund Operating Expenses in the table above include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies.

Shareholder Fees (fees paid directly from your investment)

Wells Fargo Advantage Government Securities Fund
	Class A	Class B	Class C	Administrator Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	4.50%[1]	None	None	None
Maximum deferred sales charge (load) (as a percentage of the net asset value at purchase)	None[1]	5.00%	1.00%	None
1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Wells Fargo Advantage Government Securities Fund
	Total Annual Fund Operating Expenses (Before Waiver)[1]	Total Annual Fund Operating Expenses (After Waiver)2,[3]
Class A	0.92%	0.91%
Class B	1.67%	1.66%
Class C	1.67%	1.66%
Administrator Class	0.84%	0.71%
1	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2	The Total Annual Fund Operating Expenses shown here include the expenses of any money market fund or other fund held by the Fund.
3	Funds Management has committed through 9/30/2010, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed 0.90% for Class A, 1.65% for Class B, 1.65% for Class C, and 0.70% for Administrator Class. After this date, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Shareholder Fees (fees paid directly from your investment)

Wells Fargo Advantage Government Securities Fund (Pro Forma)
	Class A	Class B	Class C	Administrator Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	4.50%[1]	None	None	None
Maximum deferred sales charge (load) (as a percentage of the net asset value at purchase)	None[1]	5.00%	1.00%	None
1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Wells Fargo Advantage Government Securities Fund (Pro Forma)
	Total Annual Fund Operating Expenses (Before Waiver)	Total Annual Fund Operating Expenses (After Waiver)1,[2]
Class A	0.87%	0.87%
Class B	1.62%	1.62%
Class C	1.62%	1.62%
Administrator Class	0.81%	0.65%
1	The Total Annual Fund Operating Expenses shown here include the expenses of any money market fund or other fund held by the Fund.
2	Funds Management has committed for three years after the closing of the Merger to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed 0.89% for Class A, 1.64% for Class B, 1.64% for Class C, and 0.64% for Administrator Class. After this time, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Each Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). The fees charged to Class B and Class C shares of Evergreen U.S. Government Fund pursuant to the Fund's Distribution Plan are 0.25% more than the Distribution Plan fees borne by Class B and Class C shares of the Wells Fargo Advantage Government Securities Fund, respectively. However, each of those Wells Fargo Advantage Government Securities Fund share classes are subject to a shareholder servicing fee of up to 0.25%. The fees borne by Class A shares of Evergreen U.S. Government Fund pursuant to that Fund's Distribution Plan are 0.25%; Class A shares of the Wells Fargo Advantage Government Securities Fund do not bear fees under a distribution plan, but are subject to a shareholder servicing fee of up to 0.25%. While neither Class I shares of Evergreen U.S. Government Fund nor Administrator Class shares of the Wells Fargo Advantage Government Securities Fund are subject to fees under a distribution plan, Administrator Class shares are subject to a shareholder servicing fee of up to 0.25%.

Portfolio Turnover. The Target and Acquiring Funds pay transaction costs, such as commissions or dealer mark-ups, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect each Fund's performance. During the most recent fiscal year, the Target Fund's portfolio turnover rate was 318% of the average value of its portfolio and the Acquiring Fund's portfolio turnover rate was 368% of the average value of its portfolio.

Fund Management Information

The following table identifies the investment adviser, investment sub-adviser and portfolio manager(s) for the Acquiring Fund. Further information about the management of the Acquiring Fund can be found under the section entitled "Management of the Funds."

Wells Fargo Advantage Government Securities Fund
Investment Adviser	Funds Management
Investment Sub-adviser	Wells Capital Management Incorporated
Portfolio Managers	Michael J. Bray, CFA Jay N. Mueller, CFA

Tax Information

It is expected that the Merger will be tax-free to shareholders for U.S. federal income tax purposes, and receipt of an opinion substantially to that effect from Proskauer Rose LLP, special tax counsel to the Acquiring Fund, is a condition to the obligation of the Funds to consummate the Merger. This means that neither shareholders nor your Target or Acquiring Fund will recognize a gain or loss for U.S. federal income tax purposes directly as a result of the Merger. However, because the Merger will end the tax year of your Target Fund, the Merger may accelerate taxable distributions from your Target Fund to its shareholders.

The cost basis and holding period of your Target Fund shares will carry over for U.S. federal income tax purposes to the shares of the Acquiring Fund you receive as a result of the Merger. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of a gain or a loss to the shareholder for U.S. federal income tax purposes if the shareholder holds the shares in a taxable account.

A substantial portion of the securities held by your Target Fund may be disposed of in connection with the Merger. This could result in additional portfolio transaction costs to your Target Fund and increased taxable distributions to shareholders of your Target Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and your Target Fund's basis in such assets. Any net realized capital gains from sales that occur prior to the Merger will be distributed to your Target Fund's shareholders as capital gain dividends (to the extent of the excess of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of the excess of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale (after reduction by any available capital loss carryforwards), and such distributions will be taxable to shareholders.

U.S. federal income tax law permits each of the Funds to carry forward net capital losses for up to eight taxable years. Your Target Fund may be presently entitled to significant net capital loss carryforwards for U.S. federal income tax purposes, as detailed in "Material U.S. Federal Income Tax Consequences of the Mergers." Your Merger will cause the tax year of your Target Fund to close, resulting in an earlier expiration of net capital loss carryforwards than would otherwise occur. In addition, your Merger is expected to result in a limitation on the ability of your Acquiring Fund to use carryforwards of your Target Fund, if any, and, potentially, to use unrealized capital losses inherent in the tax basis of the assets acquired, if any, once realized.

Certain other U.S. federal income tax consequences are discussed below under "Material U.S. Federal Income Tax Consequences of the Mergers."

EVERGREEN INTERNATIONAL EQUITY FUND INTO WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND

Share Class Information

The following table illustrates the share class of the Acquiring Fund you will receive as a result of the Merger in exchange for the shares you own in your Target Fund.

If you own this class of shares of Evergreen International Equity Fund:	You will get this class of shares of Wells Fargo Advantage International Core Fund:
Class A	Class A
Class B	Class B
Class C	Class C
Class I1	Institutional Class[2]
Class R	Class R2
1	Following completion of the Mergers, former Class I shareholders of any applicable Evergreen Target Fund will not need to meet the minimum investment amount or the institutional entity requirements applicable to the Institutional Class shares of any Wells Fargo Advantage Fund received in a Merger.
2	Institutional Class and Class R will be created to receive the assets of the corresponding share classes set forth above. For additional information on Institutional Class and Class R shares, please see Exhibit E.

The Acquiring Fund shares you receive as a result of the Merger will have the same total value as the total value of your Target Fund shares as of the close of business on the business day immediately prior to the Merger.

The procedures for buying, selling and exchanging shares of the Funds are similar. For additional information, see the section entitled "Buying, Selling and Exchanging Fund Shares." This section also contains important information for foreign shareholders of a Target Fund, defined as shareholders whose accounts do not currently have both a U.S. address and taxpayer identification number on record with the Funds. Following the Merger, foreign shareholders will not be able to make additional investments into a Wells Fargo Advantage Fund.

Investment Goal and Strategy Comparison

The following section compares the investment goals, principal investment strategies and fundamental investment policies of the Funds. The investment goals of the Funds may be changed without shareholder approval.

The Funds' investment goals and strategies are similar. Both Funds seek long-term capital growth, but Evergreen International Equity Fund also seeks modest income secondarily. This means that an investment in the Wells Fargo Advantage International Core Fund may produce less income than an investment in Evergreen International Equity Fund because the Wells Fargo Advantage International Core Fund may invest in a security without regard to whether it pays a dividend. Both Funds normally invest at least 80% of their assets in equity securities of foreign issuers. Evergreen International Equity Fund's investment strategies require the Fund to invest at least 65% of its assets in issuers in three or more countries (other than the United States), whereas, the Wells Fargo Advantage International Core Fund does not include such a limitation as part of its principal investment strategies.

A more complete description of each Fund's investment goals and strategies is below.

EVERGREEN INTERNATIONAL EQUITY FUND (Target Fund)	WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND (Acquiring Fund)
INVESTMENT GOAL
The Fund seeks long-term capital growth and secondarily, modest income.	The Fund seeks long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 80% of its assets in equity securities issued by, in the portfolio manager's opinion, established and quality non-U.S. companies located in countries with developed markets. The Fund considers non-U.S. companies to be those organized under the laws of a country outside of the U.S. or having a principal office in a country outside of the U.S., or whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside of the U.S. The Fund normally invests at least 65% of its assets in the securities of companies in at least three countries (other than the United States).

Under normal circumstances, we invest at least 80% of the Fund's net assets in equity securities of foreign issuers.[1]
The Fund may also invest in emerging markets.	Under normal circumstances, we invest up to 20% of the Fund's total assets in emerging market equity securities.
The Fund may purchase securities across all market capitalizations.	We may purchase securities across all market capitalizations.

The portfolio manager seeks both growth and value opportunities. For growth investments, the portfolio manager seeks, among other things, good business models, good management and growth in cash flows. For value investments, the portfolio manager seeks, among other things, companies that are undervalued in the marketplace compared to their assets. The Fund normally intends to seek modest income from dividends paid by its equity holdings. Other than cash and cash equivalents, the Fund intends to invest substantially all of its assets in the securities of non-U.S. issuers.

We use bottom-up stock selection, based on in-depth fundamental research as the cornerstone of our investment process. During each stage of the process, we also consider the influence on the investment theses of top-down factors such as macroeconomic forecasts, real economic growth prospects, fiscal and monetary policy, currency issues, and demographic and political risks. Sector and country weights result from rather than determine our stock selection decisions. Our investment process seeks both growth and value opportunities. For growth investments, we target companies that we believe have strong business franchises, experienced and proven management, and accelerating cash flow growth rates. For value investments, we target companies that we believe are undervalued in the marketplace compared to their intrinsic value. Additionally, we seek to identify catalysts that will unlock value, which will then be recognized by the market.

The Fund may, but will not necessarily, use derivatives.

We may also use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return. We may also actively trade portfolio securities.

The Fund will consider selling a portfolio investment when a portfolio manager believes the issuer's investment fundamentals are beginning to deteriorate, when the investment no longer appears consistent with the portfolio manager's investment methodology, when the Fund must meet redemptions, in order to take advantage of more attractive investment opportunities, or for other investment reasons which a portfolio manager deems appropriate.

We conduct ongoing review, research, and analysis of our portfolio holdings. We may sell a stock if it achieves our investment objective for the position, if a stock's fundamentals or price change significantly, if we change our view of a country or sector, or if the stock no longer fits within the risk characteristics of our portfolio. The types of securities in which we normally invest include common stock, preferred stock, rights, warrants and American Depositary Receipts (ADRs).

Although not a principal investment strategy, the Fund may, but will not necessarily, temporarily invest up to 100% of its assets in cash and/or high-quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's investment goal and principal investment strategies and, if employed, could result in a lower return and loss of market opportunity.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

1	Reflects the investment strategy of the Fund to be effective at the time of the Merger.

Although the Fund families have historically used different terminology and descriptions to describe their fundamental investment policies, the fundamental investment policies of the Target and Acquiring Funds are substantively similar. For a comparative chart of fundamental investment policies, please see Exhibit B.

Principal Risk Comparison

Because the Evergreen funds and Wells Fargo Advantage Funds were unaffiliated fund families until recently, the Funds have historically used different terminology and descriptions to describe their principal risks. Nonetheless, due to the similarity of the Funds' investment strategies, the Funds are generally subject to similar types of risks. Listed below are the principal risks that apply to an investment in the Wells Fargo Advantage International Core Fund. A description of those risks can be found in the section of this prospectus/proxy statement entitled "Risk Descriptions." Although both Funds may be subject to the risks listed below, they may be subject to a particular risk to different degrees.

Principal Risks
Active Trading Risk
Counter-Party Risk
Currency Hedging Risk
Derivatives Risk
Emerging Markets Risk
Foreign Investment Risk
Growth Style Investment Risk
Issuer Risk
Leverage Risk
Liquidity Risk
Management Risk
Market Risk
Regulatory Risk
Smaller Company Securities Risk
Value Style Investment Risk

A discussion of the principal risks associated with an investment in the Target Fund may be found in the Target Fund's prospectus. In addition, each Fund has other investment policies, practices and restrictions which, together with the Fund's related risks, are also set forth in the Fund's prospectus and SAI.

Fund Performance Comparison

The following bar charts and tables illustrate how each Fund's returns have varied from year to year and compare each Fund's returns with those of one or more broad-based securities indexes. Past performance (before and after taxes) is not necessarily an indication of future results. Current month-end performance information is available for the Target Fund at www.evergreeninvestments.com and for a Wells Fargo Advantage Fund at www.wellsfargo.com/advantagefunds. The bar charts do not reflect applicable sales charges; if they did, returns would be lower than those shown.

Year-by-Year Total Return for Class B Shares (%) for Evergreen International Equity Fund

Highest Quarter:	3rd Quarter 2009	+18.23%
Lowest Quarter:	3rd Quarter 2008	-20.78%
	Year-to-date total return as of 3/31/2010 is +3.42%

Year-by-Year Total Return for Class B Shares (%) for Wells Fargo Advantage International Core Fund

Highest Quarter:	3rd Quarter 2009	+17.30%
Lowest Quarter:	3rd Quarter 2008	-21.51%
	Year-to-date total return as of 3/31/2010 is +2.89%

Average Annual Total Returns for the periods ended 12/31/2009[1]
Evergreen International Equity Fund	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	1/20/1998	8.74%	0.71%	0.80%
Class B (before taxes)	9/6/1979	9.72%	0.89%	0.69%
Class B (after taxes on distributions)	9/6/1979	9.82%	-0.02%	0.03%
Class B (after taxes on distributions and the sale of Fund Shares)	9/6/1979	6.83%	1.04%	0.64%
Class C (before taxes)	3/6/1998	13.80%	1.19%	0.69%
Class I (before taxes)	3/9/1998	15.77%	2.20%	1.70%
Class R (before taxes)	10/10/2003	15.21%	1.69%	0.98%
MSCI EAFE Free Index (Net) (reflects no deduction for fees or expenses.)		31.78%	3.54%	1.17%
1	Historical performance shown for Class R prior to its inception is based on the performance of Class B, the original class offered. The historical returns for Class R have not been adjusted to reflect the effect of its 12b-1 fee. The fund incurs a 12b-1 fee of 0.50% for Class R and 1.00% for Class B. If these fees had been reflected, 10 year returns for Class R would have been higher.
2	After-tax returns are shown for only one class and after-tax returns for other classes will vary. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts.

Average Annual Total Returns for the periods ended 12/31/2009
Wells Fargo Advantage International Core Fund	Inception Date of Share Class	1 Year	5 Year	Performance Since 9/28/2001
Class A (before taxes)	9/28/2001	6.38%	-2.70%	2.32%
Class B (before taxes)	9/28/2001	6.95%	-2.70%	2.72%
Class B (after taxes on distributions)[1]	9/28/2001	6.74%	-3.69%	1.92%
Class B (after taxes on distributions and the sale of Fund Shares)[1]	9/28/2001	4.52%	-2.43%	2.17%
Class C (before taxes)	9/28/2001	11.10%	-2.19%	2.64%
Institutional Class (before taxes)[2]	7/16/2010	6.95%	-2.70%	2.72%
Class R (before taxes)[3]	7/16/2010	6.95%	-2.70%	2.72%
MSCI EAFE Index (Net) (reflects no deduction for fees or expenses.)[4]		31.78%	3.54%	7.25%
1	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for other share classes will vary.
2	Performance shown for the Institutional Class shares reflects the performance of the Class B shares, and is not adjusted to reflect Institutional Class expenses. The Class B shares annual returns are substantially similar to what the Institutional Class share returns would be because the Class B and Institutional Class shares are invested in the same portfolio and their returns differ only to the extent that they do not have similar expenses and sales charges. The Fund incurs a shareholder servicing fee of 0.25% for Class B and a 12b-1 fee of 0.75% for Class B. The Institutional Class does not pay a shareholder servicing fee or 12b-1 fee. The Fund incurs a total net operating expense ratio of 2.25% for Class B and 0.84% for the Institutional Class.
3	Performance shown for the Class R shares reflects the performance of the Class B shares, and is not adjusted to reflect Class R expenses. The Class B shares annual returns are substantially similar to what the Class R share returns would be because the Class B and Class R shares are invested in the same portfolio and their returns differ only to the extent that they do not have similar expenses and sales charges. The Fund incurs a shareholder servicing fee of 0.25% for Class B and Class R and a 12b-1 fee of 0.75% for Class B and 0.25% for Class R. The Fund incurs a total net operating expense ratio of 2.25% for Class B and 1.34% for Class R.
4	The Morgan Stanley Capital International Europe, Australasia and Far East Free Index ("MSCI EAFE") Index(sm) is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.

Shareholder Fee and Fund Expense Comparison

The sales charges and expenses for each class of shares of your Target Fund may be different from those of the corresponding class of shares of the Acquiring Fund. This section compares the fees and expenses you pay if you buy, hold, and sell shares of the Target Fund and the Acquiring Fund.

The following tables entitled "Shareholder Fees" allow you to compare the maximum sales charges of the Funds. The Pro Forma table also shows you what the maximum sales charges will be, assuming the Merger takes place. The Target Fund shareholders will not pay any front-end sales charge or CDSC in connection with the Merger.

The maximum sales charges applicable to Class A, Class B, and Class C shares of the Wells Fargo Advantage International Core Fund are identical to the maximum sales charges for the corresponding class of shares of Evergreen International Equity Fund. The differences in the Funds' Class A sales charge schedules are that the Wells Fargo Advantage International Core Fund's front-end sales charges on purchases of Class A shares between $50,000 and $99,999 and between $250,000 and $499,999 are 0.25% greater than for similar purchases of Evergreen International Equity Fund's Class A shares and the contingent deferred sales charge you may pay when you redeem Class A (where applicable) or Class C shares of the Wells Fargo Advantage International Core Fund (other than those you receive in connection with the Merger) will be based on the net asset value of your shares when they were purchased, not the lower of (x) that amount or (y) the value of the shares at the time of redemption, as is the case for Class A and Class C shares of Evergreen International Equity Fund.

The CDSC, if any, that will apply to Class A (where applicable), Class B and Class C shares received in connection with a Merger will be calculated using the CDSC schedule applicable to the Target Fund shares exchanged in the Merger and the date that you purchased those Target Fund shares, and on the lower of (i) the net asset value of your shares on the date they were purchased or (ii) the value of the shares at the time of redemption.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Target Fund's family of funds or in the Acquiring Fund's family of funds. Information regarding sales charges and sales charge discounts applicable to investments in the Acquiring Fund's family of funds is available in the "Buying, Selling and Exchanging Fund Shares -- Wells Fargo Advantage Funds" section of this prospectus/proxy statement. More information about these and other discounts is available from your financial professional and in the Funds' prospectuses.

The following tables entitled "Annual Fund Operating Expenses" allow you to compare the annual operating expenses of the Funds. The total annual fund operating expenses (before and after waiver) for both the Target and the Acquiring Funds set forth in the following tables are based on the actual expenses for the twelve-month period ended September 30, 2009. The pro forma expense table shows you what the total annual fund operating expenses (before and after waiver) would have been for the Acquiring Fund for the twelve-month period ended September 30, 2009, assuming the Merger had taken place at the beginning of that period. Since Institutional Class shares and Class R shares of the Acquiring Fund have not commenced operations, Institutional Class shares and Class R shares are not included in the table entitled "Annual Fund Operating Expenses - Wells Fargo Advantage International Core Fund." Exhibit C contains expense tables and examples for both the Target and Acquiring Funds based upon the actual expenses incurred by such Funds during their most recently completed fiscal years. Exhibit C also includes pro forma expense tables and examples for the Acquiring Fund based on the date of the Acquiring Fund's most recent (as of the effective date of the registration statement that includes this prospectus/proxy statement) financial statements.

Shareholder Fees (fees paid directly from your investment)

Evergreen International Equity Fund
	Class A	Class B	Class C	Class I, Class R
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.75%[1]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None[1]	5.00%	1.00%	None
1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Evergreen International Equity Fund
Total Annual Fund Operating Expenses[1]
Class A	1.10%
Class B	1.85%
Class C	1.85%
Class I	0.85%
Class R	1.35%
1	The Total Annual Fund Operating Expenses in the table above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in other investment companies.

Shareholder Fees (fees paid directly from your investment)

Wells Fargo Advantage International Core Fund
	Class A	Class B	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%[1]	None	None
Maximum deferred sales charge (load) (as a percentage of the net asset value at purchase)	None[1]	5.00%	1.00%
1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Wells Fargo Advantage International Core Fund
	Total Annual Fund Operating Expenses (Before Waiver)[1]	Total Annual Fund Operating Expenses (After Waiver)2,[3]
Class A	5.67%	1.51%
Class B	6.42%	2.26%
Class C	6.42%	2.26%
1	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2	The Total Annual Fund Operating Expenses shown here include the expenses of any money market fund or other fund held by the Fund.
3	Funds Management has committed through 1/31/2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver) excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund do not exceed 1.50% for Class A, 2.25% for Class B, and 2.25% for Class C. After this date, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Shareholder Fees (fees paid directly from your investment)

Wells Fargo Advantage International Core Fund (Pro Forma)
	Class A	Class B	Class C	Institutional Class, Class R
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%[1]	None	None	None
Maximum deferred sales charge (load) (as a percentage of the net asset value at purchase)	None[1]	5.00%	1.00%	None
1	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Wells Fargo Advantage International Core Fund (Pro Forma)
	Total Annual Fund Operating Expenses (Before Waiver)	Total Annual Fund Operating Expenses (After Waiver)1,[2]
Class A	1.47%	1.10%
Class B	2.22%	1.85%
Class C	2.22%	1.85%
Institutional Class	1.04%	0.85%
Class R	1.72%	1.35%
1	The Total Annual Fund Operating Expenses shown here include the expenses of any money market fund or other fund held by the Fund.
2	Funds Management has committed for three years after the closing of the Merger to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed 1.09% for Class A, 1.84% for Class B, 1.84% for Class C, 0.84% for Institutional Class, and 1.34% for Class R. After this time, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Each Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). The fees charged to Class B, Class C, and Class R shares of Evergreen International Equity Fund pursuant to the Fund's Distribution Plan are 0.25% more than the Distribution Plan fees borne by Class B, Class C, and Class R shares of the Wells Fargo Advantage International Core Fund, respectively. However, each of those Wells Fargo Advantage International Core Fund share classes are subject to a shareholder servicing fee of up to 0.25%. The fees borne by Class A shares of Evergreen International Equity Fund pursuant to that Fund's Distribution Plan are 0.25%; Class A shares of the Wells Fargo Advantage International Core Fund do not bear fees under a distribution plan, but are subject to a shareholder servicing fee of up to 0.25%. Neither Class I shares of Evergreen International Equity Fund nor Institutional Class shares of the Wells Fargo Advantage International Core Fund are subject to fees under a distribution plan or a shareholder servicing fee.

Portfolio Turnover. The Target and Acquiring Funds pay transaction costs, such as commissions or dealer mark-ups, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect each Fund's performance. During the most recent fiscal year, the Target Fund's portfolio turnover rate was 203% of the average value of its portfolio and the Acquiring Fund's portfolio turnover rate was 197% of the average value of its portfolio. Each Fund may actively trade portfolio securities.

Fund Management Information

The following table identifies the investment adviser, investment sub-adviser and portfolio manager(s) for the Acquiring Fund. Further information about the management of the Acquiring Fund can be found under the section entitled "Management of the Funds."

Wells Fargo Advantage International Core Fund
Investment Adviser	Funds Management
Investment Sub-adviser	Wells Capital Management Incorporated
Portfolio Manager	Francis X. Claró

Tax Information

It is expected that the Merger will be tax-free to shareholders for U.S. federal income tax purposes, and receipt of an opinion substantially to that effect from Proskauer Rose LLP, special tax counsel to the Acquiring Fund, is a condition to the obligation of the Funds to consummate the Merger. This means that neither shareholders nor your Target or Acquiring Fund will recognize a gain or loss for U.S. federal income tax purposes directly as a result of the Merger. However, because the Merger will end the tax year of your Target Fund, the Merger may accelerate taxable distributions from your Target Fund to its shareholders.

The cost basis and holding period of your Target Fund shares will carry over for U.S. federal income tax purposes to the shares of the Acquiring Fund you receive as a result of the Merger. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of a gain or a loss to the shareholder for U.S. federal income tax purposes if the shareholder holds the shares in a taxable account.

A substantial portion of the securities held by your Target Fund may be disposed of in connection with the Merger. This could result in additional portfolio transaction costs to your Target Fund and increased taxable distributions to shareholders of your Target Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and your Target Fund's basis in such assets. Any net realized capital gains from sales that occur prior to the Merger will be distributed to your Target Fund's shareholders as capital gain dividends (to the extent of the excess of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of the excess of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale (after reduction by any available capital loss carryforwards), and such distributions will be taxable to shareholders.

U.S. federal income tax law permits each of the Funds to carry forward net capital losses for up to eight taxable years. Your Target Fund may be presently entitled to significant net capital loss carryforwards for U.S. federal income tax purposes, as detailed in "Material U.S. Federal Income Tax Consequences of the Mergers." Your Merger will cause the tax year of your Target Fund to close, resulting in an earlier expiration of net capital loss carryforwards than would otherwise occur. In addition, your Merger is expected to result in a limitation on the ability of your Acquiring Fund to use its own carryforwards, if any, and, potentially, to use unrealized capital losses inherent in the tax basis of its current assets, if any, once realized.

Certain other U.S. federal income tax consequences are discussed below under "Material U.S. Federal Income Tax Consequences of the Mergers."

RISK DESCRIPTIONS

An investment in each Fund is subject to certain risks. There is no assurance that investment performance of a Fund will be positive or that the Fund will meet its investment goal. An investment in a mutual fund is not a deposit with a bank; is not insured, endorsed or guaranteed by the FDIC or any government agency; and is subject to investment risks, including possible loss of your original investment. Like most investments, your investment in a Fund could fluctuate significantly in value over time and could result in a loss of money. The following provides additional information regarding the various risks referenced in the section entitled "Merger Summary."

  Active Trading Risk. Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

  California Municipal Securities Risk. Events in California are likely to affect a Fund's investments in California municipal securities. Although California has a larger and more diverse economy than most other states, its economy continues to be driven by, among other industries, agriculture, tourism, housing and construction, high technology and manufacturing. A downturn in any one industry may have a disproportionate impact on California municipal securities. The State of California is experiencing extreme economic, budgetary and financial stress, resulting in weakened economic and revenue performance for the State and its agencies or municipalities and downgrades to the credit ratings of the State's general obligation debt. The economic and financial problems experienced by the State and its local governments could also negatively impact the ability of the issuers to meet their obligations, the value and liquidity of California municipal securities, and the Fund's net asset value. In particular, State-level budgetary and cash flow problems may adversely impact the liquidity and values of certain securities in which the Fund invests that have exposure to State-level general obligations.

  Counter-Party Risk. When a Fund enters into a repurchase agreement, an agreement where it buys a security from a seller that agrees to repurchase the security at an agreed upon price and time, the Fund is exposed to the risk that the other party will not fulfill its contractual obligation. Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

  Currency Hedging Risk. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. To manage currency exposure, a Fund may purchase currency futures or enter into forward currency contracts to "lock in" the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. Similar to a forward currency contract, currency futures contracts are standardized for the convenience of market participants and quoted on an exchange. To reduce the risk of one party to the contract defaulting, the accrued profit or loss from a futures contract is calculated and paid on a daily basis rather than on the maturity of the contract.

  Debt Securities Risk. Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that market interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer durations are generally more sensitive to interest rate changes than those with shorter durations. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and returns. Debt securities may also have, or become subject to, liquidity constraints.

  Derivatives Risk. The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.  Certain derivative positions may be difficult to close out when a Fund's portfolio manager may believe it would be appropriate to do so. Certain derivative positions, e.g., over-the-counter swaps, are subject to counterparty risk.

  Emerging Markets Risk. Emerging markets securities typically present even greater exposure to the risks described under "Foreign Investment Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries. Emerging markets may be under-capitalized and have less developed legal and financial systems than markets in the developed world. Additionally, emerging markets may have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

  Foreign Investment Risk. Foreign investments, including American Depositary Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

  Growth Style Investment Risk. Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may grow or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.

  High Yield Securities Risk. High yield securities (sometimes referred to as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or are in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and their values may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.

  Index Tracking Risk. The ability to track an index may be affected by, among other things, transaction costs and shareholder purchases and redemptions.

  Issuer Risk. The value of a security may decline for a number of reasons that directly relate to the issuer or an entity providing credit support or liquidity support, such as management performance, financial leverage, and reduced demand for the issuer's goods, services or securities.

  Leverage Risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

  Liquidity Risk. A security may not be sold at the time desired or without adversely affecting the price.

  Management Risk. We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor does anyone we contract with to provide services, such as selling agents or investment advisers, promise to make good on any such losses.

  Market Risk. The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value or become illiquid due to factors affecting securities markets generally or particular industries represented in the securities markets. The value or liquidity of a security may decline or become illiquid due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline or become illiquid due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline or become illiquid in value simultaneously. Equity securities generally have greater price volatility than debt securities.

  Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. In addition, mortgage dollar rolls are transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. Mortgage- and asset-backed securities, including mortgage dollar roll transactions, are subject to certain additional risks. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

  Municipal Securities Risk. Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce a portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers. A Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation may affect the others. For example, a Fund may own different obligations that pay interest based on the revenue of similar projects. In addition, certain municipal securities are special revenue obligations, which are payable from revenue generated by a particular project or other revenue source. Investors can only look to the revenue generated by the project or other revenue source rather than the revenue of a state or local government authority. Although the Funds strive to invest in municipal securities and other securities with interest that is exempt from federal income taxes, including federal AMT for certain of the Funds, some income earned by Fund investments may be subject to such taxes. The Funds take advantage of tax laws that allow the income from certain investments to be exempted from federal income tax and, in some cases, state individual income tax. Tax authorities are paying increased attention to whether interest on municipal obligations is exempt from taxation, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by a Fund. Capital gains, whether declared by a Fund or realized by the shareholder through the selling of Fund shares, are generally taxable. The ongoing issues facing the national economy are broadly and negatively impacting the economic and revenue performance of many states and their agencies and municipalities and the revenue production of certain issuers of municipal securities.These factors in turn may increase the likelihood that issuers of securities in which the Fund may invest will be unable to meet their obligations, that the values of securities in which the Fund invests will decline significantly, and that the liquidity of such securities will be impaired.

  Non-Diversification Risk. Because the percentage of a non-diversified fund's assets invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting such issuer. Non-diversified, geographically concentrated funds are riskier than similar funds that are diversified or that spread their investments over several geographic areas. Default by a single security in the portfolio may have a greater negative effect than a similar default in a diversified portfolio. (A "diversified" investment company is required by the 1940 Act, generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer).

  Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

  Smaller Company Securities Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

  Stripped Securities Risk. Stripped securities are the separate income or principal components of debt securities. These securities are particularly sensitive to changes in interest rates, and therefore subject to greater fluctuations in price than typical interest bearing debt securities. For example, stripped mortgage-backed securities have greater interest rate risk than mortgage-backed securities with like maturities, and stripped treasury securities have greater interest rate risk than traditional government securities with identical credit ratings.

  U.S. Government Obligations Risk. U.S. Government obligations include securities issued by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. While U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government, securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the full faith and credit of the U.S. Government. The Government National Mortgage Association (GNMA), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. U.S. Government agencies or government-sponsored entities (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection or scheduled payment of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are subject to low but varying degrees of credit risk, and are still subject to interest rate and market risk.

  Value Style Investment Risk. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.

MANAGEMENT OF THE FUNDS

The following provides additional information regarding the investment adviser, investment sub-adviser and portfolio manager(s) of your Acquiring Fund as referenced in the section entitled "Merger Summary" and expenses related to the operation of the Funds.

Investment Adviser

Funds Management is the investment adviser to your Acquiring Fund and will continue to be the investment adviser to your Acquiring Fund following the Merger.

The following are some key facts about Funds Management:

  Funds Management is an indirect, wholly-owned subsidiary of Wells Fargo & Company ("Wells Fargo").

  Funds Management was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank, N.A. ("Wells Fargo Bank") and is an affiliate of Wells Fargo Bank, which was founded in 1852 and is the oldest bank in the western United States and is one of the largest banks in the United States.

  Funds Management is located at 525 Market Street, San Francisco, California 94105, and Wells Fargo is located at 420 Montgomery Street, San Francisco, California 94163.

Advisory Fees

As compensation for its advisory services to your Acquiring Fund, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of the Acquiring Fund's average daily net assets.

Fund	Breakpoint	Fee
Wells Fargo Advantage Index Fund[1]	First $1 billion	0.100%
	Next $4 billion	0.075%
	Over $5 billion	0.050%
Wells Fargo Advantage Mid Cap Disciplined Fund, Wells Fargo Advantage Mid Cap Growth Fund	First $500 million	0.700%
	Next $500 million	0.675%
	Next $1 billion	0.650%
	Next $2 billion	0.625%
	Over $4 billion	0.600%
Wells Fargo Advantage Short-Term Municipal Bond Fund, Wells Fargo Advantage Intermediate Tax/AMT-Free Fund, Wells Fargo Advantage Municipal Bond Fund, Wells Fargo Advantage California Tax-Free Fund	First $500 million	0.350%
	Next $500 million	0.325%
	Next $2 billion	0.300%
	Next $2 billion	0.275%
	Over $5 billion	0.250%
Wells Fargo Advantage Government Securities Fund	First $500 million	0.400%
	Next $500 million	0.375%
	Next $2 billion	0.350%
	Next $2 billion	0.325%
	Over $5 billion	0.300%
Wells Fargo Advantage International Core Fund	First $500 million	0.850%
	Next $500 million	0.800%
	Next $1 billion	0.750%
	Next $2 billion	0.725%
	Over $4 billion	0.700%
1	Funds Management does not receive any compensation from the Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. The fees shown are charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets.

For the Acquiring Fund's most recent fiscal year, the aggregate advisory fee paid to Funds Management and Wells Capital was as follows:

Fund	Fee Paid as a % of average daily net assets
Wells Fargo Advantage Index Fund	0.07%[1]
Wells Fargo Advantage Mid Cap Disciplined Fund	0.60%
Wells Fargo Advantage Mid Cap Growth Fund	0.58%
Wells Fargo Advantage Short-Term Municipal Bond Fund	0.07%
Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	0.15%
Wells Fargo Advantage Municipal Bond Fund	0.18%
Wells Fargo Advantage California Tax-Free Fund	0.24%
Wells Fargo Advantage Government Securities Fund	0.34%
Wells Fargo Advantage International Core Fund	3.21%
1	Funds Management does not receive any compensation from the Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. The fees shown are charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets.

Sub-Adviser

Wells Capital Management Incorporated ("Wells Capital"), an affiliate of Funds Management and an indirect wholly-owned subsidiary of Wells Fargo & Company, is located at 525 Market Street, San Francisco, California 94105, is the sub-adviser for the Acquiring Funds and the master portfolio in which the Wells Fargo Advantage Index Fund invests substantially all of its assets. Accordingly, Wells Capital is responsible for the day-to-day investment management activities of the Acquiring Funds and the master portfolio in which the Wells Fargo Advantage Index Fund invests substantially all of its assets. Wells Capital is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

While the sub-adviser of the Wells Fargo Advantage International Core Fund is currently EIMC, it is anticipated that the sub-adviser will be changed to Wells Capital in advance of or at the closing of the Merger. The portfolio manager of the Wells Fargo Advantage International Core Fund will remain the same.

Sub-Advisory Fees

For providing investment sub-advisory services to an Acquiring Fund (or the master portfolio in which it invests), Wells Capital is entitled to receive monthly fees at the annual rates indicated below, which are stated as a percentage of the Fund's average daily net assets. These fees may be paid by Funds Management or directly by the Fund. If a sub-advisory fee is paid directly by a Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.

Fund	Breakpoint	Fee
Wells Fargo Advantage Index Fund[1]	First $100 million	0.050%
	Next $100 million	0.030%
	Over $200 million	0.020%
Wells Fargo Advantage Mid Cap Disciplined Fund	First $100 million	0.450%
	Next $100 million	0.400%
	Over $200 million	0.300%
Wells Fargo Advantage Mid Cap Growth Fund	First $100 million	0.450%
	Next $100 million	0.400%
	Over $200 million	0.300%
Wells Fargo Advantage Short-Term Municipal Bond Fund	First $100 million	0.150%
	Next $200 million	0.100%
	Over $300 million	0.050%
Wells Fargo Advantage Intermediate Tax/AMT-Free Index	First $100 million	0.200%
	Next $200 million	0.175%
	Next $200 million	0.150%
	Over $500 million	0.100%
Wells Fargo Advantage Municipal Bond Fund	First $100 million	0.200%
	Next $200 million	0.175%
	Next $200 million	0.150%
	Over $500 million	0.100%
Wells Fargo Advantage California Tax-Free Fund	First $100 million	0.200%
	Next $200 million	0.175%
	Next $200 million	0.150%
	Over $500 million	0.100%
Wells Fargo Advantage Government Securities Fund	First $100 million	0.200%
	Next $200 million	0.175%
	Next $200 million	0.150%
	Over $500 million	0.100%
Wells Fargo Advantage International Core Fund	First $200 million	0.45%
	Over $200 million	0.40%
1	Reflects the fees charged by Wells Capital for providing investment sub-advisory services to the master portfolio in which the Wells Fargo Advantage Index Fund invests substantially all of its assets.

For a discussion regarding the basis for the approval of the investment advisory agreements for the Wells Fargo Advantage Index Fund and the Wells Fargo Advantage International Core Fund by the Board of Trustees, please see the Fund's shareholder report for the period ended March 31, 2009.

For a discussion regarding the basis for the approval of the investment advisory agreements for the Wells Fargo Advantage Mid Cap Disciplined Fund and the Wells Fargo Advantage Mid Cap Growth Fund by the Board of Trustees, please see the Fund's shareholder report for the period ended April 30, 2009.

For a discussion regarding the basis for the approval of the investment advisory agreements for the Wells Fargo Advantage Government Securities Fund by the Board of Trustees, please see the Fund's shareholder report for the period ended May 31, 2009.

For a discussion regarding the basis for the approval of the investment advisory agreements for the Wells Fargo Advantage Short-Term Municipal Bond Fund, the Wells Fargo Advantage Intermediate Tax/AMT-Free Fund, the Wells Fargo Advantage Municipal Bond Fund, and the Wells Fargo Advantage California Tax-Free Fund by the Board of Trustees, please see the Fund's shareholder report for the period ended June 30, 2009.

Additional Information Regarding the Expenses of the Funds

As a result of your Merger, the annual operating expenses you bear as a shareholder may change. In some cases, an increase in gross expenses may result from an increase in advisory fees or the application of a shareholder servicing fee on a particular class of shares. See the information provided above and the sections entitled "Shareholder Fee and Fund Expense Comparison" and "Buying, Selling and Exchanging Fund Shares," in this prospectus/proxy statement for more information on those fees. In some cases, typically those in which an Evergreen fund has a significant institutional shareholder base, an increase in gross expenses for a particular class of shares is a result of differences in the way that the Evergreen funds and Wells Fargo Advantage Funds allocate fees for transfer agency-related services among classes of shareholders. Although the gross annual operating expenses for a particular share class may increase as a result of the Merger, the share classes of the Acquiring Fund are subject to expense caps that have the effect of reducing or eliminating those increases for a period of three years. See the pro forma information in the section entitled "Shareholder Fee and Fund Expense Comparison."

Wells Fargo Advantage Funds and Evergreen funds charge fees for administration and transfer agency services in different ways. The Evergreen funds typically pay separate fees for administration and transfer agency services. These fees are imposed by the Evergreen funds on a fund-wide basis, so that shareholders of all classes share equally in the fees. Wells Fargo Advantage Funds pay Funds Management an administrative fee. The administrative fee is paid in two components. One component is paid on a fund-wide basis equally, while the other fee is applied on a class-by-class basis and at rates that differ among classes. Funds Management provides or obtains transfer agency services for Wells Fargo Advantage Funds as part of its administrative service, and the portion of the administrative fee paid on a class-by-class basis is intended in part to compensate Funds Management for providing or obtaining those transfer agency services. As a result of these class allocations, the fees that former Evergreen fund shareholders of certain classes will bear after the Mergers relating to transfer agency services will rise, while former Evergreen fund shareholders of certain other classes will experience a decline in those fees. The administration and transfer agency fees paid by the Funds are included among the expenses that comprise the "Other Expenses" column of the Annual Fund Operating Expense tables included in Exhibit C of this prospectus/proxy statement. Each Fund's SAI contains more information regarding the administration and transfer agency service fees borne by the Funds.

Portfolio Managers

WELLS FARGO ADVANTAGE INDEX FUND

William E. Zieff
Mr. Zieff is a Chief Investment Officer and Managing Director with Wells Capital's Global Structured Products group. His responsibilities include leading and directing the investment and business activities of the group. He has been with Wells Capital or one of its predecessor firms since 2000. Previously, he served as Managing Director and co-Chief Investment Officer of the Global Asset Allocation Group at Putnam Investments, Inc. (1996-1998). He also served as Director of Asset Allocation for Grantham, Mayo, Van Otterloo (1992-1996), and as Principal for Northfield Information Services (1990-1992). He served at Alliance Consulting Group (1988-1990) and at Interactive Data Corporation in an investment analytics group (1979-1985), beginning while attending Brown University. Mr. Zieff has been working in the investment management field since 1979. He received a BA in economics and mathematics from Brown University (1982) and a MBA from Harvard Business School (1988).

WELLS FARGO ADVANTAGE MID CAP DISCIPLINED FUND

James M. Tringas, CFA, CPA
Mr. Tringas has managed the Wells Fargo Advantage Mid Cap Disciplined Fund since 2009. Mr. Tringas is Managing Director and Senior Portfolio Manager with the Small Cap Value team of Wells Capital's Equity Management group. He has been with Wells Capital or one of its predecessor firms since 1994. This experience includes serving as a Portfolio Manager with Wachovia Asset Management group (1994-2001). Previously, he served as a Senior Consultant in the Personal Financial Group of Ernst Young (1990-1994). Mr. Tringas has been working in the investment management field since 1994. He received both a BS (1988) and a MS (1990) in accounting from the University of Florida. He has been awarded the use of the Chartered Financial Analyst (CFA) designation by the CFA Institute. He is also a Certified Public Accountant; he received his CPA license from the State of Florida in 1991. He is a member of the Boston Society of Financial Analysts and the AICPA.

Bryant VanCronkhite, CFA, CPA
Mr. VanCronkhite has managed the Wells Fargo Advantage Mid Cap Disciplined Fund since 2009. Mr. VanCronkhite, a senior research analyst for the Disciplined Value Equity Team at Wells Capital, has been promoted to take on the newly established role of co-portfolio manager for the team. Prior to becoming co-portfolio manager, Mr. VanCronkhite was a senior research analyst on the team, which he joined in 2004. Earlier, Mr. VanCronkhite was a mutual fund accountant for Strong Capital Management. He earned a bachelor's degree and a master's degree in professional accountancy from the University of Wisconsin–Whitewater and is a certified public accountant. He is a member of the CFA Institute and has earned the right to use the CFA designation.

WELLS FARGO ADVANTAGE MID CAP GROWTH FUND

Jerome "Cam" Philpott, CFA
Mr. Philpott has managed the Wells Fargo Advantage Mid Cap Growth Fund and its predecessor since 2001. He joined Wells Capital Management in 2003 as a portfolio manager. Prior to joining Wells Capital, Mr. Philpott was a portfolio manager with Montgomery Asset Management ("Montgomery"), which he joined in 1991 as an analyst for the Small Cap Equity team. Prior to joining Montgomery, Mr. Philpott served as a securities analyst with Boettcher Company and a general securities analyst at Berger Associates, Inc., an investment management firm. Mr. Philpott earned his M.B.A. degree from the Darden School at the University of Virginia and his B.A. degree in Economics from Washington and Lee University.

Stuart Roberts
Mr. Roberts has managed the Wells Fargo Advantage Mid Cap Growth Fund and its predecessor since 2001. He joined Wells Capital in 2003 as a portfolio manager. Prior to joining Wells Capital, Mr. Roberts was a senior portfolio manager with Montgomery for the Small Cap Growth Fund since its inception in 1990. Prior to joining Montgomery, Mr. Roberts was vice president and portfolio manager at Founders Asset Management, where he was responsible for three separate growth-oriented small-cap mutual funds. He earned his M.B.A. degree from the University of Colorado and a B.A. degree in Economics from Bowdoin College.

WELLS FARGO ADVANTAGE SHORT-TERM MUNICIPAL BOND FUND

Wendy Casetta
Ms. Casetta has managed the Wells Fargo Advantage Short-Term Municipal Income Fund since 2007. She joined Wells Capital in January of 2005 with the acquisition of Strong Capital Management, Inc. ("SCM") where she was a senior research analyst and portfolio manager for the Municipal Credit Research Team. Prior to that, from August of 1994 to May of 1998, she was a fixed income trader and investment associate at Barnett Capital Advisors. She began her career as an investment industry professional as a registered representative at Nicholas Company in 1993. Ms. Casetta earned her B.A. degree in finance from University of Wisconsin–Oshkosh and her M.B.A degree in business administration from the University of North Florida.

Lyle J. Fitterer, CFA, CPA
Mr. Fitterer has managed the Wells Fargo Advantage Short-Term Municipal Bond Fund and its predecessor since 2000. He joined Wells Capital as a Portfolio Manager in 2005. Prior to joining Wells Capital he was with Strong Capital Management, Inc. ("SCM") since 1989 where he served as Director of Fixed Income since 2004. He served first as a mutual fund accountant and later as an analyst and trader in the fixed income department, specializing in mortgage and asset-backed securities. He has also traded equity and derivative securities for SCM's hedge funds and equity mutual funds and was a portfolio manager from January 1996 to November 1998 and returned to portfolio management in March 2000. He joined Strong Institutional Client Services as Managing Director in November 1998, where he was responsible for overseeing the institutional and intermediary sales organization. He received his B.S. degree in Accounting from the University of North Dakota.

WELLS FARGO ADVANTAGE INTERMEDIATE TAX/AMT-FREE FUND

Lyle J. Fitterer, CFA, CPA
Mr. Fitterer has managed the Wells Fargo Advantage Intermediate Tax/AMT-Free Fund and its predecessor since 2001. Mr. Fitterer joined Wells Capital as a Portfolio Manager in 2005. Prior to joining Wells Capital he was with Strong Capital Management, Inc. ("SCM") since 1989 where he served as Director of Fixed Income since 2004. He served first as a mutual fund accountant and later as an analyst and trader in the fixed income department, specializing in mortgage and asset-backed securities. He has also traded equity and derivative securities for SCM's hedge funds and equity mutual funds and was a portfolio manager from January 1996 to November 1998 and returned to portfolio management in March 2000. He joined Strong Institutional Client Services as Managing Director in November 1998, where he was responsible for overseeing the institutional and intermediary sales organization. He received his B.S. degree in Accounting from the University of North Dakota.

Mathew M. Kiselak
Mr. Kiselak has managed the Wells Fargo Advantage Intermediate Tax/AMT-Free Fund since 2009. Mr. Kiselak is a Director and Senior Portfolio Manager with Evergreen's Institutional Municipal Bond group. His responsibilities include the investment management of three national and one state-specific municipal bond funds. Additionally, he is responsible for several municipal money market funds as well as overseeing the Municipal Money Market group. He has been with Evergreen or one of its predecessor firms since 2000. Previously, he served as a Senior Portfolio Manager (Nations Funds) with Bank of America (1991-2000). He also served as an Assistant Vice President with Reich Tang (1987-1991). Mr. Kiselak has been working in the investment management field since 1987. He received a BA in Economics from Pace University (1986).

Robert Miller
Mr. Miller has managed the Wells Fargo Advantage Intermediate Tax/AMT-Free Fund since 2008. He joined Wells Capital in May 2008 where he manages both sub-advised mutual funds and separate accounts. Prior to joining Wells Capital, Mr. Miller worked for American Century Investments for 10 years where he had direct responsibility for the firm's flagship Tax-Free Bond Fund as well as the firm's Long-Term Bond Fund. He also managed California, Florida and Arizona municipal funds and served as a member of the analytical team while at American Century. Mr. Miller earned a bachelor's degree in business administration with an emphasis in finance from San Jose State University and a master's degree in business administration from the Leonard N. Stern School of Business at New York University.

WELLS FARGO ADVANTAGE MUNICIPAL BOND FUND

Lyle J. Fitterer, CFA, CPA
Mr. Fitterer has managed the Wells Fargo Advantage Municipal Bond Fund and its predecessor since 2000. He joined Wells Capital as a Portfolio Manager in 2005. Prior to joining Wells Capital he was with Strong Capital Management, Inc. ("SCM") since 1989 where he served as Director of Fixed Income since 2004. He served first as a mutual fund accountant and later as an analyst and trader in the fixed income department, specializing in mortgage and asset-backed securities. He has also traded equity and derivative securities for SCM's hedge funds and equity mutual funds and was a portfolio manager from January 1996 to November 1998 and returned to portfolio management in March 2000. He joined Strong Institutional Client Services as Managing Director in November 1998, where he was responsible for overseeing the institutional and intermediary sales organization. He received his B.S. degree in Accounting from the University of North Dakota.

Mathew M. Kiselak
Mr. Kiselak has managed the Wells Fargo Advantage Municipal Bond Fund since 2009. Mr. Kiselak is a Director and Senior Portfolio Manager with Evergreen's Institutional Municipal Bond group. His responsibilities include the investment management of three national and one state-specific municipal bond funds. Additionally, he is responsible for several municipal money market funds as well as overseeing the Municipal Money Market group. He has been with Evergreen or one of its predecessor firms since 2000. Previously, he served as a Senior Portfolio Manager (Nations Funds) with Bank of America (1991-2000). He also served as an Assistant Vice President with Reich Tang (1987-1991). Mr. Kiselak has been working in the investment management field since 1987. He received a BA in Economics from Pace University (1986).

Robert Miller
Mr. Miller has managed the Wells Fargo Advantage Municipal Bond Fund since 2008. He joined Wells Capital in May 2008 where he manages both sub-advised mutual funds and separate accounts. Prior to joining Wells Capital, Mr. Miller worked for American Century Investments for 10 years where he had direct responsibility for the firm's flagship Tax-Free Bond Fund as well as the firm's Long-Term Bond Fund. He also managed California, Florida and Arizona municipal funds and served as a member of the analytical team while at American Century. Mr. Miller earned a bachelor's degree in business administration with an emphasis in finance from San Jose State University and a master's degree in business administration from the Leonard N. Stern School of Business at New York University.

WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE FUND

Stephen Galiani
Mr. Galiani has managed the Wells Fargo Advantage California Tax-Free Fund since 2006. He joined Wells Capital in 1997 and has since served as a portfolio manager on the Municipal Fixed Income Team. He received a B.A. in English from Manhattan College and a M.B.A. from Boston University.

Adrian Van Poppel
Mr. Van Poppel has managed the Wells Fargo Advantage California Tax-Free Fund since 2009. Mr. Van Poppel joined Wells Capital in 1997 and currently serves as a portfolio manager, specializing in tax-free mutual funds, as well as separate accounts in Minnesota, Arizona and California. Previously, Mr. Van Poppel was responsible for trading cash positions of repurchase agreements and sweep for all mutual funds. He is a member of the California Society of Municipal Analysts and the Municipal Bond Club of San Francisco. He received a B.A. in Business Administration and Economics from Sanit Mary's College (Moraga, California).

WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND

Michael J. Bray, CFA
Mr. Bray has managed the Wells Fargo Advantage Government Securities Fund since 2005. He entered the investment industry in 1988. He is a portfolio manager on the customized fixed income team at Wells Capital. Prior to joining Wells Capital in 2005, he was managing director at State Street Research and Management, focusing on mutual fund and institutional account management. He also gained experience while with Merrill Lynch Company as vice president of mortgage securities research and sales. Before this, he was an analyst with Manufacturers Hanover Company, specializing in mortgage and derivative securities. Mr. Bray received a bachelor's degree in math and actuarial science from the University of Connecticut, Storrs. He received his master's degree in business administration–finance from The Pennsylvania State University.

Jay N. Mueller, CFA
Mr. Mueller has managed the Wells Fargo Advantage Government Securities Fund and its predecessor since 2004. He joined Wells Capital in 2005 as a Portfolio Manager. Prior to joining Wells Capital, he was a portfolio manager with Strong Capital Management ("SCM") since 1991. He also served as Director of Fixed Income for SCM from July 2002 to July 2004. Prior to joining SCM, he was a securities analyst and portfolio manager at R. Meeder Associates. He began his investment career at Harris Trust Savings Bank as an investment analyst. Mr. Mueller earned a B.A. degree in Economics from the University of Chicago.

WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND

Francis X. Claró, CFA
Mr. Claró has managed the Wells Fargo Advantage International Core Fund since 2009. Mr. Claró is a Managing Director, Senior Portfolio Manager and Head of Wells Capital's International Developed Markets team. He has been with Wells Capital or one of its predecessor firms since 1994. Previously, he worked as an Investment Officer with the Inter-American Investment Corporation (1992-1994), where he was responsible for making private equity and debt investments. He also served as a Senior Consultant for Price Waterhouse's International Consulting practice in the United States and United Kingdom (1986-1990). Mr. Claró has been working in the investment management field since 1986. He received a BS in Business from ESADE in Barcelona, Spain (1983), a MS in Economics from the London School of Economics (1984), and a MBA from the Harvard Business School (1991). He has been awarded the Chartered Financial Analyst (CFA) designation by the CFA Institute, and he is a member of the Boston Security Analysts Society.

Each Acquiring Fund's Statement of Additional Information contains additional information about the Acquiring Fund's portfolio managers, including other accounts managed, ownership of Acquiring Fund shares and elements of compensation.

MERGER INFORMATION

Reasons for the Mergers

After the merger of the Wells Fargo and Wachovia organizations, representatives of the combined Wells Fargo asset management organization approached the Trustees of the Evergreen funds with a proposal to combine the Evergreen and Wells Fargo Advantage Fund families. Funds Management's representatives cited a number of important considerations favoring an eventual combination of the Fund families, including, among others, the integration of the Evergreen and Wells Fargo investment management organizations; possible economies of scale through the increased size of the combined Fund family; contractual savings from service providers to the combined Funds; the ability to select the best Funds from each family to continue as part of the combined Fund family; and more seamless integration of the Evergreen Funds into the combined Wells Fargo investment and shareholder servicing platforms and programs.

Over the course of 2009, the Board of Trustees of the Evergreen funds worked closely with the management teams of Funds Management and EIMC to refine the proposed combination of the Fund families. The proposed combination involved a large number of merger transactions, including the Mergers described in this prospectus/proxy statement, each of which would result in an Evergreen fund merging into a Wells Fargo Advantage Fund. References to "mergers" in this section refer generally to the merger transactions (including each Merger described in this prospectus/proxy statement, where applicable) involved in the combination of the Evergreen fund family with the Wells Fargo Advantage Fund family. In their discussions, the Board made clear that, although the combination of the Fund families may well benefit the shareholders of the Evergreen funds as a whole, the Board would consider carefully the impact of the proposed combination on each Evergreen fund and its shareholders individually and would evaluate each merger independently. Areas of discussion, as more fully described below, included the investment programs of the Evergreen and Wells Fargo Advantage Funds proposed to be combined; the portfolio management teams with responsibility for the management of the Wells Fargo Advantage Funds after the combinations; and the effects of the combinations on the expenses born directly and indirectly by the investors in the Funds. The Trustees also considered carefully the ongoing governance of the Wells Fargo Advantage Fund family after the combination.

The Trustees reviewed information about each merger and the Evergreen funds and Wells Fargo Advantage Funds participating in each merger at numerous in-person and telephonic meetings occurring throughout 2009. This included information about, among other things, the relative sizes of the Funds, the Funds' investment goals and principal investment strategies, their specific portfolio characteristics, the potential for diversification and economies of scale as a result of or following the merger, and the performance records, portfolio management teams, and expenses of the Funds (as is described in more detail below for each of the Mergers). The Trustees considered performance, fee and expense information throughout the year. The fee and expense information included in this prospectus/proxy statement may be based on different periods than the information that the Trustees considered. The Trustees requested additional information from representatives of EIMC and Funds Management as they considered appropriate. The Trustees retained an independent industry consultant to assist them in evaluating the mergers and related information. They also met separately on numerous occasions with independent legal counsel to the Independent Trustees.

The Trustees met with management of EIMC and Funds Management repeatedly during the summer and fall of 2009. As a result of these ongoing discussions, management of EIMC and Funds Management made a number of changes to the proposed mergers, reflecting, among other things, a number of significant changes that the Trustees proposed in the belief that the changes would further improve the mergers for Evergreen fund shareholders. The changes to the proposed mergers included such things as changes in the identities of Funds proposed to participate in certain mergers; changes in portfolio management teams; changes in the Wells Fargo Advantage Fund share classes that Evergreen fund shareholders would receive in certain mergers; reductions in advisory fee schedules in certain instances; and the introduction of additional break points or modifications in break point schedules for certain Wells Fargo Advantage Funds which, while not impacting current advisory fees, offered the potential for future advisory fee savings if the Funds increase in size following the mergers. Many of the changes, to the extent applicable, are reflected in the descriptions of the Mergers presented in this prospectus/proxy statement.

At a meeting held on December 30, 2009, the Board of Trustees of the Evergreen funds, including all of the Independent Trustees, considered and unanimously approved each of the mergers. The Board of Trustees determined that each merger was in the best interests of the applicable Evergreen fund and that the interests of existing shareholders of each applicable Evergreen fund would not be diluted as a result of the merger.

The Trustees' determinations were based on a comprehensive evaluation of the information provided to them. During their review, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. Although the Trustees considered broader issues arising in the context of the combination of two large mutual fund families, their determinations with respect to each proposed merger were made on a fund-by-fund basis. For each merger the Trustees considered a number of additional matters, including the general factors described above, any significant differences between the investment objectives and policies of the Funds proposed to be merged, the historic investment performance of the Funds proposed to be merged, and the anticipated expenses of the Wells Fargo Advantage Funds following the merger (each referred to in this discussion as a "combined Fund"). Detailed information about each of these factors is provided elsewhere in this prospectus/proxy statement. Set out below is a brief summary of the Trustees' considerations of a number of the most important, but not necessarily all, of the factors considered by the Board and the Independent Trustees.

Differences in overall approaches to fees; contract differences; Wells Fargo Expense Limitations.

General. The Trustees reviewed differences between the contractual arrangements of the Evergreen funds and the Wells Fargo Advantage Funds, including arrangements with investment advisers, sub-advisers, administrators, transfer agents, and custodians, considering both services and fees. Many of those differences are highlighted elsewhere in this prospectus/proxy statement. In relevant instances, the Trustees also considered that, in some instances, an Evergreen fund was proposed to be reorganized into a Wells Fargo Advantage Fund that was part of a Master/Gateway structure.

Expense limitations. The Trustees noted that the expense limitations currently in effect for the Evergreen funds are generally voluntary expense limitations implemented by EIMC, which EIMC may terminate at any time. The Trustees considered that EIMC would not necessarily be willing to provide those expense limitations indefinitely if the mergers did not occur. (Notwithstanding the voluntary nature of these expense limitations, as a result of discussions of the proposed combination of the Fund families, in December 2009, EIMC management agreed not to reduce or terminate any voluntary expense limitations then in place for the Evergreen Funds through the completion of the mergers, except voluntary waivers established for the purpose of maintaining at least a 0.01% yield on certain Evergreen money market funds (the "yield waivers"). EIMC may adjust the yield waivers as necessary to accomplish the purpose for which they were established, including reducing them to zero if a fund is able to maintain a 0.01% yield without the effect of the yield waiver.) By contrast, they considered that the expense limitations currently in effect for the Wells Fargo Advantage Funds ("Wells Fargo Expense Limitations") are contractual obligations on the part of Funds Management, and may only be changed by a vote of the Trustees of the Wells Fargo Advantage Funds. The Trustees took into account Funds Management's representations that it has historically sought the termination or relaxation of any Wells Fargo Expense Limitation only in unusual and isolated circumstances. The Trustees placed significant weight on Funds Management's assertion in this regard and on the fact that they had obtained Funds Management's commitment that it would not, in any event, seek or propose to terminate or raise any applicable Wells Fargo Expense Limitation for a period of at least three years following a merger. Thus, the Trustees considered that the Wells Fargo Expense Limitation would be a contractual commitment in effect for at least three years.

Administrative fees. The Trustees noted that the Evergreen funds typically pay separate fees for administration and transfer agency services. These fees are imposed on a Fund-wide basis, so that shareholders of all classes share equally in the fees. The Trustees noted that the Wells Fargo Advantage Funds pay a combined fee to Funds Management for both administrative and transfer agency services, and that that fee is charged in part on a Fund-wide basis, and in part separately, and at different rates, to the various share classes within a Fund. In considering the effect of these differences, the Trustees noted that the differences would not likely result in any decrease in the nature or quality of services provided to shareholders and that they may, in some cases, result in a more precise alignment of expenses charged to a share class with services provided to shareholders of that class.

The Trustees considered that Funds Management retained a third party to provide certain transfer agency services to the Wells Fargo Advantage Funds, and had negotiated improved fee arrangements with this service provider that were contingent, in part, upon the integration of the Fund families. They also considered that, following discussions with the Trustees and their advisers, Funds Management had agreed to make such changes as were necessary to its administrative service contracts with the Wells Fargo Advantage Funds and the Wells Fargo Expense Limitations (where applicable) with respect to retail share classes so that all of the negotiated fee savings for these share classes would be passed through directly to the Wells Fargo Advantage Funds, to the benefit of those Funds' shareholders, including the former Evergreen fund shareholders (although the benefits may not be realized to the extent that there is currently an additional voluntary expense limitation in effect for a Fund), following the mergers.

Share classes. The Trustees considered differences between the share classes offered by the Evergreen funds and those offered by the Wells Fargo Advantage Funds. The Trustees noted that certain Class IS shareholders of the Evergreen funds would receive Class A shares of a Wells Fargo Advantage Fund. With respect to those share classes, the Trustees noted that former Class IS shareholders would be able to purchase additional shares of the Wells Fargo Advantage Fund's Class A shares at net asset value, which more closely aligned the Wells Fargo Advantage Fund's Class A shares with the terms of the Evergreen fund's Class IS shares, since those shares generally bear the same operating expenses as Class A shares, but are sold without sales charges. The Trustees also considered that some current Evergreen Fund shareholders who do not currently pay a shareholder servicing fee would receive shares that are subject to a shareholder servicing fee as a result of a merger. The Trustees considered the effect of those fees on the Wells Fargo Advantage Fund's gross and net operating expense ratios. In the limited number of cases where those fees were expected to contribute to a shareholder of an Evergreen fund bearing increased net operating expenses as a result of a merger, the Trustees concluded that any increase should not prevent the Trustees from approving the merger in light of the other potential benefits of the merger that may inure to the benefit of those same shareholders.

The Trustees considered that there were some significant differences between the shares held by certain Evergreen fund shareholders and the shares they would receive in the mergers. But they concluded, in light of the services provided to the shareholders of the different classes and the overall expenses to be paid by shareholders of those classes, that the differences were not such as to prevent consummation of the mergers.

Method of comparing fees. Each Wells Fargo Advantage Fund pays fees to Funds Management or its affiliates for investment advisory and administrative (including transfer agency) services. Each Evergreen fund pays fees to EIMC or its affiliates for investment advisory, administrative, and transfer agency services. In comparing fees charged by EIMC (and affiliates) with those charged by Funds Management (and affiliates), the Trustees compared the aggregate amount paid by the Evergreen funds for investment advisory, administrative, and transfer agency services with the aggregate amount paid by the Wells Fargo Advantage Funds for investment advisory and administrative (including transfer agency) services (the aggregate of those amounts paid by the Wells Fargo Advantage Funds referred to below as the "Aggregate Wells Fargo Fees" paid by a Wells Fargo Advantage Fund), as well as the Funds' gross operating expense ratios and net operating expense ratios (net of voluntary expense limitations and, in the case of Wells Fargo Advantage Funds, net of Wells Fargo Expense Limitations). In addition, the Trustees considered the Funds' expenses in light of the average expenses, and average advisory, administrative, and transfer agency fees, paid by other funds in a peer group of competitive funds selected by Lipper Inc.

During the course of their consideration of fees that the Wells Fargo Advantage Funds pay for investment advisory services, the Trustees noted that in certain cases, Funds Management and/or its affiliates provide to other clients advisory services that are comparable in some degree to the advisory services that they provide to particular Wells Fargo Advantage Funds. The Trustees considered information that Funds Management provided regarding the rates at which those other clients pay advisory fees. Fees charged to those other clients (generally large institutions) were generally lower than those charged to the respective Wells Fargo Advantage Funds. The Trustees also noted that certain fees paid to Funds Management by the variable trust Wells Fargo Advantage Funds were lower than those paid by comparable retail Wells Fargo Advantage Funds. They considered management's representation that many of those fees are set in light of the expenses of the variable products through which the variable trust Wells Fargo Advantage Funds are sold, and that, as a result, the market for the variable Funds, and the pricing of the variable Funds, is typically different from those of the retail Funds.

Custody and fund accounting savings. The Trustees considered that Funds Management had been able to negotiate improved fee arrangements for custody and fund-accounting services for the Wells Fargo Advantage Funds, which were contingent in part upon the integration of the two fund families. The Wells Fargo Advantage Funds contract directly for these services, so that these improved fee arrangements will operate to the benefit of those Funds' shareholders, including the former Evergreen fund shareholders, following the mergers.

Tax considerations.

The Trustees considered the relative tax situations of the Evergreen funds and the resulting impact of the mergers on the Funds' shareholders. They reviewed information relating to each Funds' capital loss carryforwards, unrealized and realized gains and losses, and the potential impact of the Mergers on these tax attributes. In the case of each Merger, the Trustees determined, based upon an evaluation of a variety of factors including the size of the capital loss carryforwards and unrealized and realized gains and losses, the size of each Fund participating in the Merger, the expiration schedule for the capital loss carryforwards, and the likelihood that a Fund would be able to take advantage of its capital loss carryforwards, that any loss of or limitation on the benefit of a Fund's capital loss carryforward or other tax attributes as a result of the Merger should not be seen, in light of all of the aspects of the proposed merger, as dilutive of shareholder interests.

Governance.

The Trustees considered information regarding the Trustees of the Wells Fargo Advantage Funds, and a number of the Evergreen Trustees met with all or some of the Wells Fargo Trustees. They considered the experience and expertise of those Trustees. The Trustees also considered, and placed substantial reliance on the fact that two members of the Evergreen Funds Board of Trustees (expected to be Michael S. Scofield and K. Dun Gifford) would be joining the Wells Fargo Advantage Funds Board of Trustees upon consummation of the first of the mergers and would resign from the Evergreen Funds Board of Trustees at that time, and that the remaining members of the Evergreen Funds Board of Trustees would serve in an advisory capacity for a period of two years following the mergers.

Consideration of investment matters and expenses.

Evergreen Equity Index Fund into Wells Fargo Advantage Index Fund. The Trustees considered that both Funds are index funds that seek to replicate the performance of the Standard & Poor's 500 Index. They considered that the Aggregate Wells Fargo Fees, gross expense ratio, and net expense ratio of the combined Fund are expected to be below the corresponding expenses of the Evergreen Fund. They considered that the combined Fund will be substantially larger than the Evergreen Fund, with the potential for achieving economies of scale over time. They also noted that the current portfolio manager of the Evergreen Fund is expected to be the portfolio manager of the combined Fund.

Evergreen Fundamental Mid Cap Value Fund into Wells Fargo Advantage Mid Cap Disciplined Fund. The Trustees considered that the two Funds have generally similar investment objectives and policies. They considered that the Wells Fargo Advantage Fund has a longer and generally better performance record than that of the Evergreen Fund, and that the Evergreen Fund's portfolio manager, Mr. James Tringas, had recently become a member of the portfolio management team of the Wells Fargo Advantage Fund. They considered that the Aggregate Wells Fargo Fees, gross expense ratio, and net expense ratio of the combined Fund are expected to be below the corresponding expenses of the Evergreen Fund. They considered that the combined Fund will be substantially larger than the Evergreen Fund, with the potential for achieving economies of scale over time.

Evergreen Mid Cap Growth Fund into Wells Fargo Advantage Mid Cap Growth Fund. The Trustees considered that the two Funds have generally similar investment objectives and policies, and that the Wells Fargo Advantage Fund has experienced significantly better performance over all periods reviewed by the Trustees. They considered that the Aggregate Wells Fargo Fees and gross expense ratio (for all but Class I shares) was expected to be higher in the combined Fund immediately after the Merger than in the Evergreen Fund, and that the net expense ratio was expected to remain constant immediately after the Merger in the combined Fund for all share classes except Class I (for which the net expense ratio was expected to decline), and that in each case the net expense ratio would either be below the relevant Lipper average or below the gross expense ratio of the Evergreen Fund. They determined that any anticipated increase in expenses due to the Merger should not be seen to prevent the Merger, especially in light of the significantly better historical performance record of the Wells Fargo Advantage Fund.

Evergreen International Equity Fund into Wells Fargo Advantage International Core Fund. The Trustees considered that the two Funds have generally similar investment objectives and policies. They considered that the portfolio manager of the Evergreen Fund became the portfolio manager of the Wells Fargo Advantage Fund in March of 2009, and that the Evergreen Fund is substantially larger than the Wells Fargo Advantage Fund. They considered that, although the Aggregate Wells Fargo Fees and gross expense ratio for each share class would be higher in the combined Fund than in the Evergreen Fund, the net expense ratio for each class would remain unchanged.

Evergreen Short-Intermediate Municipal Bond Fund into Wells Fargo Advantage Short-Term Municipal Bond Fund. The Trustees considered that the two Funds have generally similar investment objectives and policies, although the Wells Fargo Advantage Fund has somewhat greater flexibility to invest in lower-rated securities and may have a somewhat shorter average duration than the Evergreen Fund. The Trustees considered that the Wells Fargo Advantage Fund has experienced better performance over all periods reviewed by the Trustees. They considered that the Aggregate Wells Fargo Fees are slightly higher, and that gross expenses are lower, for all share classes except Class I shares, but that net expenses for all share classes of the combined Fund would be lower than those of the Evergreen Fund. They determined that any anticipated increase in expenses due to the Merger should not be seen to prevent the Merger.

Evergreen Intermediate Municipal Bond Fund into Wells Fargo Advantage Intermediate Tax/AMT-Free Fund. The Trustees considered that the two Funds have generally similar investment objectives and policies, although, unlike the Evergreen Fund, the Wells Fargo Advantage Fund may not invest in securities the interest from which may give rise to federal alternative minimum tax. They noted that, although the Evergreen Fund achieved better investment performance in 2008, the most recent complete year considered by the Trustees, the performance of the Wells Fargo Advantage Fund over longer periods was competitive. They noted that Mathew Kiselak, portfolio manager of the Evergreen Fund, will serve as a member of the portfolio management team of the combined Fund. They considered that the Aggregate Wells Fargo Fees are lower for all share classes, that gross expenses are lower for all share classes except Class I shares, and that the combined Fund's net expenses for all share classes would be lower than those of the Evergreen Fund.

Evergreen California Municipal Bond Fund into Wells Fargo Advantage California Tax-Free Fund. The Trustees considered that the two Funds have generally similar investment objectives and policies. They noted that the Wells Fargo Advantage Fund has experienced better long-term performance than the Evergreen Fund. They considered that the Aggregate Wells Fargo Fees are higher for all share classes other than the Class I shares, and that gross expenses for all share classes other than Class I shares would be lower in the combined Fund. They also noted that net expenses for all share classes would be lower in the combined Fund.

Evergreen U.S. Government Fund into Wells Fargo Advantage Government Securities Fund. The Trustees considered that the two Funds have generally similar investment objectives and policies. The Trustees noted that the Wells Fargo Advantage Fund has experienced better performance over all periods considered by the Trustees. They considered that the Aggregate Wells Fargo Fees are higher for all share classes except Class I shares, and that the gross expense ratio for all share classes, except Class I shares, would be lower for the combined Fund. They noted that the net expense ratio for all share classes was expected to be lower in the combined Fund. They determined that any anticipated increase in expenses due to the Merger should not be seen to prevent the Merger, especially in light of the better historical performance record of the Wells Fargo Advantage Fund. They considered that the combined Fund will be substantially larger than the Evergreen Fund, with the potential for achieving economies of scale over time.

Evergreen High Income Municipal Bond Fund and Evergreen Municipal Bond Fund into Wells Fargo Advantage Municipal Bond Fund. The Trustees considered that the Evergreen Municipal Bond Fund and the Wells Fargo Advantage Municipal Bond Fund have generally similar investment objectives and policies, although the Wells Fargo Advantage Fund generally reserves greater flexibility to invest in lower-rated securities and to maintain a shorter average portfolio duration. They considered that the Evergreen High Income Municipal Bond Fund invests principally in lower-rated securities, while the Wells Fargo Advantage Fund invests principally in investment-grade securities. The Trustees noted that the Wells Fargo Advantage Fund has experienced better performance than the Evergreen Municipal Bond Fund, and significantly better investment performance than the Evergreen High Income Municipal Bond Fund, over all periods considered by the Trustees. With respect to Evergreen High Income Municipal Bond Fund, the Trustees considered that, whether one or both Mergers occur, the Aggregate Wells Fargo Fees, gross expense ratio and net expense ratio of the combined Fund would be lower for all share classes of the Evergreen High Income Municipal Bond Fund except for Class I, which would have its gross expense ratio remain the same if both mergers occur and increase if only the Merger involving the Evergreen High Income Municipal Bond Fund occurs. They also considered that, whether one or both Mergers occur, the Aggregate Wells Fargo Fees and gross expense ratio of the combined Fund would be higher than those of Evergreen Municipal Bond Fund for all share classes except Class I shares, but that the net expense ratio of the combined Fund would be lower for all share classes. They determined that any anticipated increase in expenses due to a Merger should not be seen to prevent the Merger, especially in light of the better historical performance record of the Wells Fargo Advantage Fund.

Agreements and Plans of Reorganization

Each Target Fund will be reorganized into its corresponding Acquiring Fund pursuant to an applicable Plan. The Standard Plan, a form of which is attached at Exhibit A, applies to each Merger except the Merger involving Evergreen Equity Index Fund. The Alternate Plan, a form of which also is attached at Exhibit A, applies to the Merger that involves the Evergreen Equity Index Fund, which is a non-feeder fund merging into Wells Fargo Advantage Index Fund, a feeder fund in a "master/gateway" fund structure. The following summary of the Plans is qualified in its entirety by reference to Exhibit A attached hereto. The Standard Plan and the Alternate Plan are similar except that the Alternate Plan includes certain additional provisions designed to accomodate the master/gateway structure of certain Wells Fargo Acquiring Funds, including the Wells Fargo Advantage Index Fund.

The Standard Plan. The Plan provides that the Acquiring Fund will acquire all of the assets of the corresponding Target Fund(s) in exchange for shares of equal value of the Acquiring Fund (measured on the business day immediately preceding the Merger) and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund(s), at 9:00 a.m. Eastern Time on a particular Merger date (the "Effective Time").

The number of full and fractional shares of each class of an Acquiring Fund to be received by each class of its corresponding Target Fund will be determined by dividing the value of assets net of liabilities attributable to such Target Fund class by the net asset value ("NAV") of one share of the applicable Acquiring Fund class. The Plan specifies that the method of determining the value of the assets net of liabilities and the NAV of each class of the Acquiring Fund shall be the same method used in determining the NAV of the Acquiring Fund in the ordinary course. The valuation will be conducted on the business day immediately preceding the Effective Time or upon such other date as the parties may agree, as of the last time that the Acquiring Fund ordinarily calculates its NAV, or as of such other time as the parties may agree (the "Valuation Date").

At the Effective Time or as soon as reasonably practicable thereafter, the Target Fund will liquidate and distribute pro rata to the Target Fund shareholders of record of each class as of the close of business on the Valuation Date the full and fractional shares of the corresponding class of the Acquiring Fund received by the Target Fund based on the shares of the Target Fund class owned by such shareholders. After these distributions and the winding up of its affairs, the Target Fund will be terminated as a series of its applicable Target Trust in accordance with applicable law and its Declaration of Trust.

The Alternate Plan. The Evergreen Equity Index Fund is proposed to merge into an Acquiring Fund that serves as a feeder fund in a "master/feeder" fund structure. At the Effective Time, such Target Fund will transfer all of its assets to the master portfolio in which its corresponding Acquiring Fund invests in exchange for interests of such master portfolio. The master portfolio shall determine the number of its interests to issue and deliver by dividing the Target Fund's assets attributable to the particular Target Fund class by the NAV of one interest in the master portfolio. Immediately thereafter, each class of such Target Fund shall transfer its assets, which will consist entirely of interests of the master portfolio, to its corresponding Acquiring Fund in exchange for shares of its corresponding Acquiring Fund class and the assumption by the Acquiring Fund of all of such Target Fund's liabilities. The Acquiring Fund shall determine the number of shares of each class to issue and deliver by dividing the value of the Target Fund's assets net of liabilities attributable to the particular Target Fund class by the NAV of one share of its corresponding Acquiring Fund class. A vote in favor of a Merger described in the Alternate Plan is a vote in favor of both the transaction between the Target Fund and the master portfolio, and the transaction between the Target Fund and the Acquiring Fund.

In completing the first transaction of the Merger, the parties shall determine the NAV of the interests in the master portfolio and the Target Fund's assets attributable to the particular Target Fund class in accordance with the method used in determining the NAV of the master portfolio in the ordinary course. In completing the second transaction of the Merger, the parties shall determine the NAV of the Acquiring Fund shares and the value of the Target Fund's assets to be conveyed net of liabilities in accordance with the method used in determining the NAV of the Acquiring Fund in the ordinary course.

At the Effective Time or as soon as reasonably practicable thereafter, the Target Fund will liquidate and distribute pro rata to the Target Fund shareholders of record of each class as of the close of business on the Valuation Date the full and fractional shares of the corresponding class of the Acquiring Fund received by the Target Fund based on the shares of the Target Fund class owned by such shareholders. After these distributions and the winding up of its affairs, the Target Fund will be terminated as a series of its applicable Target Trust in accordance with applicable law and its Declaration of Trust.

Both Plans. A majority of the applicable Board of Trustees may terminate the Plan on behalf of any Target Fund or Acquiring Fund under certain circumstances. In addition, completion of a Merger is subject to numerous conditions set forth in the particular Plan, including approval by Target Fund shareholders, the accuracy of various representations and warranties, and receipt of a tax opinion generally to the effect that the Merger will qualify as a "reorganization" for U.S. federal income tax purposes. The Plan also contemplates that the Board of the Acquiring Trust take all actions necessary or appropriate to appoint and constitute two current Trustees of the relevant Target Trust as members of the Acquiring Trust's Board to be effective at the Effective Time of any merger listed in Annex A of the respective Plan. Also, the Plan contemplates that an Advisory Committee be established in accordance with the "Charter of the Advisory Committee of the Trustees of the Legacy Evergreen Funds" that would initially be comprised of the current Trustees of the relevant Target Trust ("Evergreen Trustees") who are not appointed to the Acquiring Trust's Board and that a letter agreement of Funds Management providing, among other things, for Funds Management to compensate Advisory Committee members be in full force and effect. The amount of such compensation will be comparable to the annual retainer amount each current Evergreen Trustee earns as Trustee of the Evergreen funds. Another condition of each Target Trust's obligations under the Plan is that satisfactory arrangements regarding the indemnification of the Evergreen Trustees be entered into. Pursuant to these arrangements, Funds Management is expected to provide operational and financial assurances in respect of liabilities or expenses the former Evergreen Trustees may incur in the future relating to their past service as Trustees to the Target Trusts.

Whether or not the Merger is consummated, Funds Management, EIMC or one of their affiliates will pay all expenses incurred by the Target Fund and Acquiring Fund in connection with the Merger (including the cost of any proxy solicitor), except portfolio transaction costs incurred in purchasing or disposing of securities. If a Target Fund's shareholders do not approve the Merger, the Board of Trustees of the Target Trust may consider other possible courses of action.

Information concerning the pro forma capitalization of each Fund is contained in Exhibit D to this prospectus/proxy statement.

Material U.S. Federal Income Tax Consequencesof the Mergers

The following discussion summarizes certain material U.S. federal income tax consequences of your Merger, including an investment in Acquiring Fund shares, that are applicable to you as a Target Fund shareholder. It is based on the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), applicable U.S. Treasury regulations, judicial authority and administrative rulings and practice, all as of the date of this prospectus/proxy statement and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Mergers or of holding Acquiring Fund shares. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of Target Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a shareholder who holds Target Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold Target Fund shares as a capital asset at the time of the Mergers; or an entity taxable as a partnership for U.S. federal income tax purposes.

We have not requested and will not request an advance ruling from the Internal Revenue Service ("IRS") as to the U.S. federal income tax consequences of the Mergers or any related transaction. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. You are urged to consult with your own tax advisers and financial planners as to the particular tax consequences of your Merger and of holding Acquiring Fund shares to you, including the applicability and effect of any state, local or foreign laws and the effect of possible changes in applicable tax laws.

Qualification of the Mergers as Tax-Free "Reorganizations" Under the Internal Revenue Code

The obligation of the Funds to consummate the Mergers is contingent upon their receipt of an opinion from Proskauer Rose LLP, special tax counsel to the Acquiring Funds, generally to the effect that each Merger will qualify as a "reorganization" under Section 368(a) of the Internal Revenue Code with respect to each Acquiring Fund and its corresponding Target Fund(s), and therefore generally:

  no gain or loss will be recognized by the Acquiring Fund upon receipt of the corresponding Target Fund's assets in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund;

  the Acquiring Fund's tax basis in the assets of the corresponding Target Fund transferred to the Acquiring Fund in the Merger will be the same as the Target Fund's tax basis in the assets immediately prior to the transfer;

  the Acquiring Fund's holding periods for the assets of the corresponding Target Fund will include the periods during which such assets were held by the Target Fund;

  no gain or loss will be recognized by the Target Fund upon the transfer of the Target Fund's assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund, or upon distribution of Acquiring Fund shares by the Target Fund to its shareholders in liquidation;

  no gain or loss will be recognized by the Target Fund's shareholders upon the exchange of their Target Fund shares for Acquiring Fund shares;

  the tax basis of Acquiring Fund shares a Target Fund shareholder receives in connection with the Merger will be the same as the tax basis of his or her Target Fund shares exchanged therefor;

  a Target Fund shareholder's holding period for his or her Acquiring Fund shares will include the period for which he or she held the Target Fund shares exchanged therefor; and

  the Acquiring Fund will succeed to, and take into account the items of the Target Fund described in Section 381(c) of the Internal Revenue Code, subject to the conditions and limitations specified in the Internal Revenue Code and the U.S. Treasury regulations thereunder.

The tax opinion described above will be based on then-existing law, will be subject to certain assumptions, qualifications and exclusions and will be based in part on the truth and accuracy of certain representations by us on behalf of the Acquiring Funds and the Target Funds.

Status as a Regulated Investment Company

Since its formation, each Fund has elected and believes it has qualified to be treated as a separate "regulated investment company," or "RIC," under Subchapter M of the Internal Revenue Code. Accordingly, each Fund believes that it has been, and expects to continue to be, relieved of U.S. federal income tax liability to the extent that it makes distributions of its income and gains to its shareholders.

Distribution of Income and Gains

In connection with a Merger, a substantial portion of the securities held by your Target Fund may be disposed of prior to your Merger. This could result in additional portfolio transaction costs to your Target Fund and increased taxable distributions to shareholders of your Target Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund's basis in such assets. Any capital gains recognized on a net basis in any such sales that occur prior to your Merger will be distributed to your Target Fund's shareholders as capital gains dividends (to the extent of net capital gains) and/or ordinary dividends (to the extent of net short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

Additionally, your Target Fund's taxable year will end as a result of your Merger, which will accelerate any distributions to shareholders from your Target Fund for its short taxable year ending on the date of the Merger. Prior to your Merger, your Target Fund will declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income, net tax-exempt income, and net realized capital gain, including capital gains on any securities disposed of in connection with the Merger. Such distributions will be made to such shareholders before or after the Mergers. A Target Fund shareholder will be required to include any such distributions that do not constitute exempt-interest dividends (defined below) in his or her taxable income for the taxable year in which such shareholder receives the distributions. This may result in the recognition of income that could have been deferred or never realized had the Mergers not occurred.

Tax Attributes of the Combined Funds: Utilization of Loss Carryforwards and Unrealized Losses

U.S. federal income tax law permits RICs, such as the Funds, to carry forward net capital losses for up to eight taxable years. A number of the Target Funds are presently entitled to significant net capital loss carryforwards for U.S. federal income tax purposes, as further detailed below. Your Merger will cause the tax year of your Target Fund to close, resulting in an earlier expiration of net capital loss carryforwards than would otherwise occur. In addition, the Mergers are expected to result in a limitation on the ability of some Acquiring Funds to use carryforwards of the Target Funds and, potentially, to use unrealized capital losses inherent in the tax basis of the assets acquired, once realized. These limitations, imposed by Section 382 of the Internal Revenue Code, are imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to the overall eight-year limitation.  The Section 382 limitation as to a particular Target Fund generally will equal the product of the net asset value of the Target Fund immediately prior to the Mergers and the "long-term tax-exempt rate," published by the IRS, in effect at such time. As of January 2010, the long-term tax-exempt rate is 4.14%. However, no assurance can be given as to what long-term tax-exempt rate will be in effect at the time of the Mergers. In certain instances, under Section 384 of the Internal Revenue Code, an Acquiring Fund will also be prohibited from using its corresponding Target Fund's loss carryforwards and unrealized losses against the unrealized gains of the Acquiring Fund at the time of the Merger, to the extent such gains are realized within five years following the Merger. While the ability of an Acquiring Fund to absorb a Target Fund's losses in the future depends upon a variety of factors that cannot be known in advance, because capital loss carryforwards generally expire eight taxable years following realization, including the short taxable year resulting from a Merger, substantially all of a Target Fund's losses may become permanently unavailable where the limitation applies. Even if an Acquiring Fund is able to utilize net capital loss carryforwards or unrealized losses of a Target Fund, the tax benefit resulting from those losses will be shared by both Target Fund and Acquiring Fund shareholders following a Merger. Therefore, a Target Fund shareholder may pay more taxes, or pay taxes sooner, than such shareholder otherwise would have paid if the Mergers did not occur.

In general, the limitation under Section 382 will apply to loss carryforwards and unrealized losses of a Target Fund when its shareholders will hold less than 50% of the outstanding shares of an Acquiring Fund immediately following a Merger. Accordingly, it is expected that the limitation will apply to any losses of the following Target Funds: Evergreen California Municipal Bond Fund, Evergreen Equity Index Fund, Evergreen Fundamental Mid Cap Value Fund, Evergreen High Income Municipal Bond Fund, Evergreen Intermediate Municipal Bond Fund, Evergreen Short-Intermediate Municipal Bond Fund, and Evergreen U.S. Government Fund. Even if a Merger does not result in the limitation on the use of losses, future transactions by the Acquiring Funds may do so.

As of September 30, 2009, for U.S. federal income tax purposes, the capital loss carryforwards and the net unrealized losses for the Target Funds whose losses are expected to be limited are as follows: Evergreen California Municipal Bond Fund had capital loss carryforwards of approximately $10,554,632, equal to approximately 4.5% of its net assets, and no net unrealized losses; Evergreen Equity Index Fund had no capital loss carryforwards, and no net unrealized losses; Evergreen Fundamental Mid Cap Value Fund had capital loss carryforwards of approximately $714,706, equal to approximately 47.1% of its net assets, and no net unrealized losses; Evergreen High Income Municipal Bond Fund had capital loss carryforwards of approximately $65,460,364, equal to approximately 39.4% of its net assets, and net unrealized losses of approximately $19,428,825, equal to approximately 11.7% of its net assets; Evergreen Intermediate Municipal Bond Fund had capital loss carryforwards of approximately $23,273,994, equal to approximately 9.2% of its net assets, and no net unrealized losses; Evergreen Short-Intermediate Municipal Bond Fund had capital loss carryforwards of approximately $11,840,336, equal to approximately 6.1% of its net assets, and no net unrealized losses; and Evergreen U.S. Government Fund had capital loss carryforwards of approximately $43,650,028, equal to approximately 9.2% of its net assets, and net unrealized losses of approximately $17,532,857, equal to approximately 3.7% of its net assets. These figures are likely to change by the date of the Mergers, and do not reflect the impact of the Mergers, including, in particular, the application of the loss limitation rules discussed herein.

Target Fund shareholders will benefit from any net capital loss carryforwards and unrealized capital losses of an Acquiring Fund. An Acquiring Fund's ability to use its own net capital loss carryforwards and unrealized losses, once realized, may be subject to an annual limitation under Section 382 of the Internal Revenue Code as well, such that losses in excess of the limitation cannot be used in the taxable year and must be carried forward. The limitation generally equals the product of the net asset value of an Acquiring Fund immediately prior to a Merger and the long-term tax-exempt rate in effect at such time. While the ability of an Acquiring Fund to absorb its losses in the future depends upon a variety of factors that cannot be known in advance, because capital loss carryforwards generally expire eight taxable years following realization, substantially all of its losses may become permanently unavailable where the limitation applies. In general, the limitation will apply to an Acquiring Fund when its shareholders will hold less than 50% of its outstanding shares immediately following a Merger. Accordingly, it is expected that the limitation will apply to any losses of following Acquiring Funds: The Wells Fargo Advantage International Core Fund, the Wells Fargo Advantage Mid Cap Growth Fund, and the Wells Fargo Advantage Municipal Bond Fund.  As of September 30, 2009, for U.S. federal income tax purposes, the Wells Fargo Advantage International Core Fund had capital loss carryforwards of approximately $3,234,299, equal to approximately 81.5% of its net assets, and no net unrealized losses; the Wells Fargo Advantage Mid Cap Growth Fund had capital loss carryforwards of approximately $29,686,344, equal to approximately 22.7% of its net assets, and no net unrealized losses; and the Wells Fargo Advantage Municipal Bond Fund had capital loss carryforwards of approximately $7,183,372, equal to approximately 0.9% of its net assets, and no net unrealized losses. These figures are likely to change by the date of the Mergers, and do not reflect the impact of the Mergers, including, in particular, the application of the loss limitation rules discussed herein. Even if a Merger does not result in the limitation on the use of an Acquiring Fund's losses, prior or future transactions involving an Acquiring Fund may have caused or will cause such limitations to apply.

Finally, in addition to the other limitations on the use of losses, under Section 381 of the Internal Revenue Code, for the taxable year of the Mergers, only that percentage of an Acquiring Fund's capital gain net income for such taxable year (excluding capital loss carryforwards) equal to the percentage of its year that remains following a Merger can be reduced by a Target Fund's capital loss carryforwards (as otherwise limited under Sections 382 and 384 of the Internal Revenue Code, as described above).

U.S. Federal Income Taxation of an Investment in an Acquiring Fund

The following discussion summarizes certain material U.S. federal income tax consequences of an investment in an Acquiring Fund. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the prospectuses and statements of additional information for the Acquiring Funds for additional U.S. federal income tax information.

Qualification as a Regulated Investment Company. It is intended that each Acquiring Fund will qualify as a RIC under Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code. Each Acquiring Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Internal Revenue Code applicable to RICs generally will apply separately to each Acquiring Fund even though each Acquiring Fund is a series of the Acquiring Trust. Furthermore, each Acquiring Fund will separately determine its income, gains, losses and expenses for U.S. federal income tax purposes.

In order to qualify as a RIC under the Internal Revenue Code, each Acquiring Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Internal Revenue Code. Future U.S. Treasury regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to an Acquiring Fund's principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership, except a qualified publicly traded partnership, will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC.

Each Acquiring Fund must also diversify its holdings so that, at the end of each quarter of an Acquiring Fund's taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Acquiring Fund's total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Acquiring Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Acquiring Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term "outstanding voting securities of such issuer" includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to an Acquiring Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, with respect to each taxable year, each Acquiring Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year. If an Acquiring Fund meets all of the RIC requirements, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, an Acquiring Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, an Acquiring Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from an Acquiring Fund in the year they are actually distributed. However, if an Acquiring Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Acquiring Fund and its shareholders will be treated as if the Acquiring Fund paid the distribution by December 31 of the first taxable year. Each Acquiring Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that an Acquiring Fund will not be subject to U.S. federal income taxation.

Moreover, the Acquiring Funds may retain for investment all or a portion of their net capital gain. If an Acquiring Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long- term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Acquiring Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of an Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. An Acquiring Fund is not required to, and there can be no assurance that it will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

If, for any taxable year, an Acquiring Fund fails to qualify as a RIC under the Internal Revenue Code, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from such Acquiring Fund's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, an Acquiring Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Acquiring Fund to the IRS. In addition, if an Acquiring Fund initially qualifies as a RIC but subsequently fails to qualify as a RIC for a period greater than two taxable years, the Acquiring Fund generally will be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Acquiring Fund had been liquidated) or, alternatively, to be subject to tax on such built-in gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.

Equalization Accounting. An Acquiring Fund may use the so-called "equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals the Acquiring Fund's undistributed investment company taxable income and net capital gain, with certain adjustments, to redemption proceeds. This method permits an Acquiring Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect an Acquiring Fund's total returns, it may reduce the amount that an Acquiring Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Acquiring Fund shares on Acquiring Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the particular equalization methods used by the Acquiring Funds, and thus the Acquiring Funds' use of these methods may be subject to IRS scrutiny.

Excise Tax. If an Acquiring Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that was not distributed during such years, the Acquiring Fund will be subject to a nondeductible 4% U.S. federal excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). For these purposes, an Acquiring Fund will be treated as having distributed any amount on which it is subject to corporate-level U.S. federal income tax for the taxable year ending within the calendar year. The Acquiring Funds generally intend to actually distribute or be deemed to have distributed substantially all of their ordinary income and capital gain net income, if any, by the end of each calendar year and thus expect not to be subject to the excise tax. However, no assurance can be given that an Acquiring Fund will not be subject to the excise tax. Moreover, the Acquiring Funds reserve the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid by an Acquiring Fund is determined to be de minimis).

Investment through Master Portfolios. The Wells Fargo Advantage Index Fund, an Acquiring Fund, seeks to continue to qualify as a RIC by investing its assets through one or more master portfolios. Each master portfolio will be treated as a non-publicly traded partnership (or, in the event that the Acquiring Fund is the sole investor in the corresponding master portfolio, as disregarded from the Acquiring Fund) for U.S. federal income tax purposes rather than as a RIC or a corporation under the Internal Revenue Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master portfolio will be deemed to have been realized (i.e., "passed-through") to its investors, including the corresponding Acquiring Fund, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular master portfolio, the Internal Revenue Code and U.S. Treasury regulations, in determining such investor's U.S. federal income tax liability. Therefore, to the extent a master portfolio were to accrue but not distribute any income or gains, the corresponding Acquiring Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Acquiring Fund) of income and gains without a corresponding distribution. Furthermore, each master portfolio, intends to manage its assets, income and distributions in such a way that an investor in a master portfolio will be able to continue to qualify as a RIC by investing its assets through the master portfolio.

Taxation of Acquiring Fund Investments. In general, realized gains or losses on the sale of securities held by an Acquiring Fund will be treated as capital gains or losses, and long-term capital gains or losses if an Acquiring Fund has held the disposed securities for more than one year at the time of disposition.

If an Acquiring Fund purchases a debt obligation with original issue discount ("OID") (generally, a debt obligation with a purchase price at original issuance less than its principal amount, such as a zero-coupon bond), which generally includes "payment-in-kind" or "PIK" bonds, the Acquiring Fund generally is required to annually include in its taxable income a portion of the OID as ordinary income, even though the Acquiring Fund may not receive cash payments attributable to the OID until a later date, potentially until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for U.S. federal income tax purposes. Similarly, if an Acquiring Fund purchases a debt obligation with market discount (generally, a debt obligation with a purchase price after original issuance less than its principal amount (reduced by any OID)), the Acquiring Fund generally is required to annually include in its taxable income a portion of the market discount as ordinary income, even though the Acquiring Fund may not receive cash payments attributable to the market discount until a later date, potentially until maturity or disposition of the obligation. An Acquiring Fund generally will be required to make distributions to shareholders representing the OID or market discount income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by the Acquiring Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by an Acquiring Fund which the Acquiring Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Acquiring Fund.

If an Acquiring Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Acquiring Fund. U.S. federal income tax rules are not entirely clear about issues such as when an Acquiring Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by an Acquiring Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

If an option granted by an Acquiring Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by an Acquiring Fund of the option from its holder, such Acquiring Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Acquiring Fund in the closing transaction. Some capital losses realized by an Acquiring Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by an Acquiring Fund pursuant to the exercise of a covered call option granted by it, the Acquiring Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by an Acquiring Fund pursuant to the exercise of a put option granted by it, the Acquiring Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by the Acquiring Funds will be deemed "Section 1256 contracts." An Acquiring Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require an Acquiring Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require an Acquiring Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

Foreign currency gains and losses realized by an Acquiring Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Internal Revenue Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of an Acquiring Fund's income. Under future U.S. Treasury regulations, any such transactions that are not directly related to an Acquiring Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable such Acquiring Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds an Acquiring Fund's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Acquiring Fund or its shareholders in future years.

Offsetting positions held by an Acquiring Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for U.S. federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Internal Revenue Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If an Acquiring Fund is treated as entering into a "straddle" and at least one (but not all) of the Acquiring Fund's positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Internal Revenue Code, described above, then such straddle could be characterized as a "mixed straddle." An Acquiring Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Acquiring Fund may differ. Generally, to the extent the straddle rules apply to positions established by an Acquiring Fund, losses realized by an Acquiring Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, an Acquiring Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle including any interest, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where an Acquiring Fund had not engaged in such transactions.

If an Acquiring Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Acquiring Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when an Acquiring Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future U.S. Treasury regulations. The character of the gain from constructive sales will depend upon an Acquiring Fund's holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon an Acquiring Fund's holding period in the position and the application of various loss deferral provisions in the Internal Revenue Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of an Acquiring Fund's taxable year and such Acquiring Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain an Acquiring Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Internal Revenue Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain an Acquiring Fund would have had if the Acquiring Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

In addition, an Acquiring Fund's transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Acquiring Fund, defer losses to the Acquiring Fund, cause adjustments to the holding periods of the Acquiring Fund's securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long- term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a IRS revenue rulings that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while the Acquiring Funds intend to account for such transactions in a manner they deem to be appropriate, the IRS might not accept such treatment. If it did not, the status of an Acquiring Fund as a RIC might be jeopardized. Certain requirements that must be met under the Internal Revenue Code in order for each Acquiring Fund to qualify as a RIC may limit the extent to which an Acquiring Fund will be able to engage in derivatives transactions.

An Acquiring Fund may invest in real estate investment trusts ("REITs"). Investments in REIT equity securities may require an Acquiring Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Acquiring Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. An Acquiring Fund's investments in REIT equity securities may at other times result in the Acquiring Fund's receipt of cash in excess of the REIT's earnings; if the Acquiring Fund distributes these amounts, these distributions could constitute a return of capital to Acquiring Fund shareholders for U.S. federal income tax purposes. Dividends received by the Acquiring Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.

An Acquiring Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits ("REMICs") or in other interests that may be treated as taxable mortgage pools ("TMPs") for U.S. federal income tax purposes. Under IRS guidance, an Acquiring Fund must allocate "excess inclusion income" received directly or indirectly from REMIC residual interests or TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or TMPs directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income to Keogh, 401(k) and qualified pension plans, as well as investment retirement accounts and certain other tax exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Internal Revenue Code) is a record holder of a share in an Acquiring Fund, then the Acquiring Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal corporate income tax rate. To the extent permitted under the 1940 Act, an Acquiring Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Acquiring Fund. The Acquiring Funds have not yet determined whether such an election will be made.

"Passive foreign investment companies" ("PFICs") are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If an Acquiring Fund acquires any equity interest in a PFIC, the Acquiring Fund could be subject to U.S. federal income tax and interest charges on "excess distributions" received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Acquiring Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.

An Acquiring Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require an Acquiring Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. An Acquiring Fund may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance that they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, an Acquiring Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Acquiring Funds may involve complex tax rules that may result in income or gain recognition by the Acquiring Funds without corresponding current cash receipts. Although the Acquiring Funds seeks to avoid significant non-cash income, such non-cash income could be recognized by the Acquiring Funds, in which case the Acquiring Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Acquiring Funds could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements.

Taxation of Distributions. Except for exempt-interest dividends (defined below) paid out by the Wells Fargo Advantage California Tax-Free Fund, the Wells Fargo Advantage Intermediate Tax/AMT Free Fund, the Wells Fargo Advantage Municipal Bond Fund, and the Wells Fargo Advantage Short-Term Municipal Bond Fund (collectively, the "Tax-Free Funds"),distributions paid out of an Acquiring Fund's current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Acquiring Funds, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on the Acquiring Funds' shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed a Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares acquired at a time when an Acquiring Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. For U.S. federal income tax purposes, the Acquiring Funds' earnings and profits, described above, are determined at the end of the Acquiring Fund's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of an Acquiring Fund's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Acquiring Fund shares and then as capital gain. The Acquiring Funds may make distributions in excess of their earnings and profits, from time to time.

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that an Acquiring Fund owned for one year or less will be taxable as ordinary income. Distributions properly designated by the Acquiring Funds as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed an Acquiring Fund's net capital gain for the taxable year), regardless of how long a shareholder has held Acquiring Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. The Acquiring Funds will designate capital gain dividends, if any, in a written notice mailed by each Acquiring Fund to its shareholders not later than 60 days after the close of such Acquiring Fund's taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest an Acquiring Fund earned on direct obligations of the U.S. government if such Acquiring Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Acquiring Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges the shareholder's Acquiring Fund shares, subject to the discussion below, the shareholder generally will recognize a taxable capital gain or loss on the difference between the amount received for shares (or deemed received in the case of an exchange) and the shareholder's tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Acquiring Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

If a shareholder sells or exchanges Acquiring Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of an Acquiring Fund or a different RIC, the sales charge previously incurred in acquiring the Acquiring Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder recognizes a loss on a disposition of Acquiring Fund shares, the loss will be disallowed under the "wash sale" rules to the extent the shareholder purchases substantially identical shares within the 61 day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a capital gain dividend with respect to any Acquiring Fund share and such Acquiring Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Acquiring Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then U.S. Treasury regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this filing.

In addition, if a shareholder holds Acquiring Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends (defined below) received with respect to the shares. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then regulations may permit an exception to this six-month rule. Additionally, where an Acquiring Fund regularly distributes at least 90% of its net tax-exempt interest, if any, the Treasury Department is authorized to issue regulations reducing the six month holding period requirement to a period of not less than the greater of 31 days or the period between regular distributions. No such regulations have been issued as of the date of this filing.

Foreign Taxes. Amounts realized by an Acquiring Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of an Acquiring Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Acquiring Fund will be eligible to file an annual election with the IRS pursuant to which the Acquiring Fund may pass through to its shareholders on a pro rata basis certain foreign income and similar taxes paid by the Acquiring Fund, and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. Only the Wells Fargo Advantage International Core Fund may qualify for and make the election; however, even if the Acquiring Fund qualifies for the election for any year, it may not make the election for such year. If the Acquiring Fund does not so elect, then shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid or withheld. The Acquiring Fund will notify its shareholders within 60 days after the close of its taxable year whether it has elected for its foreign taxes paid to "pass through" for that year.

Even if an Acquiring Fund qualifies for the election, foreign income and similar taxes will only pass through to the Acquiring Fund's shareholders if the Acquiring Fund and its shareholders meet certain holding period requirements. Specifically, (i) the shareholders must have held the Acquiring Fund shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the shareholders became entitled to receive Acquiring Fund distributions corresponding with the pass through of such foreign taxes paid by the Acquiring Fund, and (ii) with respect to dividends received by the Acquiring Fund on foreign shares giving rise to such foreign taxes, the Acquiring Fund must have held the shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the Acquiring Fund became entitled to the dividend. These holding periods increase for certain dividends on preferred stock. An Acquiring Fund may choose not to make the election if the Acquiring Fund has not satisfied its holding requirement.

If an Acquiring Fund makes the election, the Acquiring Fund will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Acquiring Fund's dividends-paid deduction will be increased by the amount of foreign taxes paid that year. Acquiring Fund shareholders that have satisfied the holding period requirements and certain other requirements shall include their proportionate share of the foreign taxes paid by the Acquiring Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction. If the shareholder claims a credit for foreign taxes paid, the credit will be limited to the extent it exceeds the shareholder's federal income tax attributable to foreign source taxable income or the amount specified in the notice mailed to that shareholder within 60 days after the close of the year. If the credit is attributable, wholly or in part, to qualified dividend income (as defined below), special rules will be used to limit the credit in a manner that reflects any resulting dividend rate differential.

In general, an individual with $300 or less of creditable foreign taxes may elect to be exempt from the foreign source taxable income and qualified dividend income limitations if the individual has no foreign source income other than qualified passive income. This $300 threshold is increased to $600 for joint filers. A deduction for foreign taxes paid may only be claimed by shareholders that itemize their deductions.

U.S. Federal Income Tax Rates. Non-corporate Acquiring Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 35% on ordinary income and 15% on long-term capital gain for taxable years beginning on or before December 31, 2010. Under current law, long-term capital gain will be taxed at a maximum rate of 20% for taxable years beginning on or after January 1, 2011.

Current U.S. federal income tax law also provides for a maximum individual U.S. federal income tax rate applicable to "qualified dividend income" equal to the highest net long-term capital gains rate, which generally is 15% until December 31, 2010 (and 20% thereafter). In general, "qualified dividend income" is income attributable to dividends received by an Acquiring Fund in taxable years beginning on or before December 31, 2010, from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Acquiring Fund with respect to the dividend-paying corporation's stock and by the shareholders with respect to the Acquiring Fund's shares. Under current law, the taxation of qualifying dividend income at long-term capital gain rates will no longer apply and dividend income will be taxable as ordinary income for taxable years beginning after December 31, 2010. If 95% or more of an Acquiring Fund's gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Acquiring Fund shares for at least 61 days during the 121-day period beginning 60 days before such Acquiring Fund's ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). In general, if less than 95% of an Acquiring Fund's income is attributable to qualified dividend income, then only the portion of the Acquiring Fund's distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by an Acquiring Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Acquiring Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Acquiring Fund shareholders therefore are urged to consult their own tax advisers and financial planners. Income and bond funds typically do not distribute significant amounts of "qualified dividend income" eligible for reductions in individual U.S. federal income tax rates applicable to certain dividend income.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Distributions from some Acquiring Funds may qualify for the "dividends-received deduction" applicable to corporate shareholders with respect to certain dividends. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. U.S. federal income tax rates are set to increase in future years under various "sunset" provisions of U.S. federal income tax laws.

Backup Withholding. The Acquiring Funds are generally required to withhold and remit to the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an Acquiring Fund shareholder if (i) the shareholder fails to furnish an Acquiring Fund with a correct "taxpayer identification number" ("TIN"), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies an Acquiring Fund that the shareholder's TIN is incorrect or that the shareholder is otherwise subject to backup withholding. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder's U.S. federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9.

Foreign Shareholders. For purposes of this discussion, "foreign shareholders" include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.

Generally, subject to certain exceptions described below, distributions made to foreign shareholders will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gain, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. Capital gain dividends paid to and gains recognized by a foreign shareholder on the redemption of Acquiring Fund shares generally will not be subject to U.S. federal income tax withholding, provided that certain requirements are satisfied.

Tax-Deferred Plans. Shares of the Acquiring Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. However, shares of the Tax-Free Funds may not be suitable for tax-deferred retirement and other tax-advantaged plans and accounts since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the tax-exempt status of certain distributions from the Tax-Free Funds (discussed below). Such distributions may ultimately be taxable to the beneficiaries when distributed to them. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Acquiring Fund shares through such plans and/or accounts.

Tax-Exempt Shareholders. Shares of the Tax-Free Funds may not be suitable for tax-exempt shareholders since such shareholders generally would not benefit from the tax-exempt status of distributions from the Tax-Free Funds (discussed below). Tax-exempt shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of an investment in the Acquiring Funds. Any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex U.S. federal income tax consequences, especially if an Acquiring Fund has state or local governments or other tax-exempt organizations as shareholders. Special tax consequences apply to charitable remainder trusts ("CRTs") (as defined in Section 664 of the Internal Revenue Code) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.

Tax Shelter Reporting Regulations. Generally, under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more or if a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Additional Considerations for the Tax-Free Funds. If at least 50% of the value of an Acquiring Fund's total assets at the close of each quarter of its taxable years consists of debt obligations that generate interest exempt from U.S. federal income tax under Section 103 of the Internal Revenue Code, then the Acquiring Fund may qualify to pass through to its shareholders the tax-exempt character of its income from such debt obligations by paying exempt-interest dividends. The Tax-Free Funds intend to so qualify and are designed to provide shareholders with income exempt from U.S. federal income tax in the form of exempt-interest dividends. "Exempt-interest dividends" are dividends (other than capital gain dividends) paid by a RIC that are properly designated as such in a written notice mailed to its shareholders.

Although exempt-interest dividends are generally exempt from U.S. federal income tax, there may not be a similar exemption under the laws of a particular state or local taxing jurisdiction. Thus, exempt-interest dividends may be subject to state and local taxes. You should consult your tax adviser to discuss the tax consequences of your investment in a Tax-Free Fund. In the case of the Wells Fargo Advantage California Tax-Free Fund, it is intended that its distributions of net interest from California state and municipal obligations generally not be subject to California individual income tax.

No later than 60 days after the close of its taxable year, each Tax-Free Fund will notify its shareholders of the portion of the distributions for the taxable year that constitutes exempt-interest dividends. The designated portion cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Internal Revenue Code received by a Tax-Free Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Internal Revenue Code. Interest on indebtedness incurred to purchase or carry shares of the Tax-Free Funds will not be deductible to the extent that the Tax-Free Funds' distributions are exempt from U.S. federal income tax.

In addition, with the intended exception of the Wells Fargo Advantage Intermediate Tax/AMT-Free Fund, an investment in a Tax-Free Fund may result in liability for U.S. federal alternative minimum tax ("AMT"). Certain deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating the U.S. federal AMT. Tax preference items include tax-exempt interest on certain "private activity bonds." To the extent a Tax-Free Fund invests in certain private activity bonds, its shareholders will be required to report that portion of the Fund's distributions attributable to income from the bonds as a tax preference item in determining their U.S. federal AMT, if any. Shareholders will be notified of the tax status of distributions made by a Tax-Free Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares in a Tax-Free Fund. Furthermore, shareholders will not be permitted to deduct any of their share of a Tax-Free Fund's expenses in computing their U.S. federal AMT. In addition, exempt-interest dividends paid by a Tax-Free Fund to a corporate shareholder are included in the shareholder's "adjusted current earnings" as part of its U.S. federal AMT calculation, and may also affect its U.S. federal "environmental tax" liability. As of the date of this filing, individuals are subject to the U.S. federal AMT at a maximum rate of 28% and corporations are subject to the U.S. federal AMT at a maximum rate of 20%. Shareholders with questions or concerns about the U.S. federal AMT should consult own their own tax advisers.

The IRS is paying increased attention to whether debt obligations intended to produce interest exempt from U.S. federal income tax in fact meet the requirements for such exemption. Ordinarily, the Tax-Free Funds rely on opinions from the issuer's bond counsel that interest on the issuer's debt obligation will be exempt from U.S. federal income tax. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the debt obligation to be taxable and could jeopardize a Tax-Free Fund's ability to pay exempt-interest distributions. Similar challenges may occur as to state-specific exemptions.

A shareholder who receives Social Security or railroad retirement benefits should consult the shareholder's own tax adviser to determine what effect, if any, an investment in a Tax-Free Fund may have on the U.S. federal taxation of such benefits. Exempt-interest dividends are included in income for purposes of determining the amount of benefits that are taxable.

Distributions of a Tax-Free Fund's income other than exempt-interest dividends generally will be taxable to shareholders. Gains realized by a Tax-Free Fund on the sale or exchange of investments that generate tax-exempt income will also be taxable to shareholders.

Buying, Selling and Exchanging Fund Shares

Share Class Information

Because the Mergers will be effected at net asset value (NAV) without the imposition of a sales charge, Target Fund shareholders will not pay any front-end sales charges or contingent deferred sales charges ("CDSC") as a result of the Merger. Target Fund shareholders who receive shares of an Acquiring Fund class that is subject to a CDSC will, however, be subject to a CDSC upon subsequent redemption of the Acquiring Fund shares they receive as a result of the Merger. The CDSC, if any, that will apply to Class A (where applicable), Class B and Class C shares received in connection with a Merger will be calculated using the CDSC schedule applicable to the Target Fund shares exchanged in the Merger and the date that you purchased those shares.

The following is a summary description of the charges and fees applicable to the various classes of the Target and Acquiring Funds. Not all Funds offer all of the classes listed. More detailed descriptions of the distribution arrangements applicable to the classes of shares are contained in each Fund's prospectus and statement of additional information.

Evergreen Funds

  12b-1 Fees. To compensate Wells Fargo Funds Distributor, LLC ("WFFD"), the principal underwriter for the Evergreen funds, for the service it provides and for the expenses it bears in connection with the distribution of shares, certain classes of the Evergreen funds make payments to WFFD from fees assessed under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. Because 12b-1 fees are paid out of the assets of each applicable class on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales loads. The following table sets forth the 12b-1 fee charged to each class of the Evergreen funds.

Evergreen Fund Class	12b-1 Fee as a Percentage of Net Assets
Class A	0.25%
Class B	1.00%
Class C	1.00%
Class I	None
Class IS	0.25%
Class R	0.50%

  Class A. If you select Class A shares, you may pay a front-end sales charge as described in the following table(s), but you do not pay a contingent deferred sales charge (except in the limited circumstances described below). The front-end sales charge is deducted from your investment before it is invested in a Fund. The actual charge depends on the amount invested, subject to any waivers or reductions for which you may be eligible (see "Sales Charge Reduction" in your Target Fund's prospectus for more details). In addition, Class A shares are subject to ongoing 12b-1 fees. The table below shows how front-end sales charges for Class A shares are calculated.

Evergreen Fundamental Mid Cap Value Fund
Evergreen International Equity Fund
Evergreen Mid Cap Growth Fund

Class A Front-End Sales Charge
Amount Invested	As a % of Offering Price1,[2]	As a % of Your Net Investment[1]	Dealer Commission as a % of Offering Price[3]
Up to $49,999	5.75%	6.10%	5.00%
$50,000-$99,999	4.50%	4.71%	4.25%
$100,000-$249,999	3.75%	3.90%	3.25%
$250,000-$499,999	2.50%	2.56%	2.00%
$500,000-$999,999	2.00%	2.04%	1.75%
$1,000,000-$2,999,999[4]	0.00%	0.00%	1.00% of the first $2,999,999, plus
$3,000,000-$4,999,999[4]	0.00%	0.00%	0.50% of the next $2,000,000, plus
$5,000,000 or greater[4]	0.00%	0.00%	0.25% of amounts equal to or over $5,000,000
1	The front-end sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
2	The offering price includes the applicable front-end sales charge.
3	The dealer commission is generally paid by WFFD from the front-end sales charge you pay upon investing in the Fund.
4	A 1.00% CDSC is assessed on Class A share purchases of $1,000,000 or more if they are redeemed within 18 months from the date of purchase, unless the dealer of record waived its commission. Certain exceptions apply (see "CDSC Waivers" in your Target Fund's prospectus). The CDSC percentage you pay will be based on the lower of (i) the NAV of the shares on the day they were purchased or (ii) the value of the shares at the time of redemption. For Target Fund shareholders who receive Class A shares in connection with the Merger, the date of purchase for such shares is the origingaal purchase date of your Target Fund share purchase.

Evergreen California Municipal Bond Fund
Evergreen Equity Index Fund
Evergreen Intermediate Municipal Bond Fund
Evergreen High Income Municipal Bond Fund
Evergreen Municipal Bond Fund
Evergreen U.S. Government Fund

Class A Front-End Sales Charge
Amount Invested	As a % of Offering Price1,[2]	As a % of Your Net Investment[1]	Dealer Commission as a % of Offering Price[3]
Up to $49,999	4.75%	4.99%	4.25%
$50,000-$99,999	4.50%	4.71%	4.25%
$100,000-$249,999	3.75%	3.90%	3.25%
$250,000-$499,999	2.50%	2.56%	2.00%
$500,000-$999,999	2.00%	2.04%	1.75%
$1,000,000-$2,999,999[4]	0.00%	0.00%	1.00% of the first $2,999,999, plus
$3,000,000-$4,999,999[4]	0.00%	0.00%	0.50% of the next $2,000,000, plus
$5,000,000 or greater[4]	0.00%	0.00%	0.25% of amounts equal to or over $5,000,000
1	The front-end sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
2	The offering price includes the applicable front-end sales charge.
3	The dealer commission is generally paid by WFFD from the front-end sales charge you pay upon investing in the Fund.
4	A 1.00% CDSC is assessed on Class A share purchases of $1,000,000 or more if they are redeemed within 18 months from the date of purchase, unless the dealer of record waived its commission. Certain exceptions apply (see "CDSC Waivers" in your Target Fund's prospectus). The CDSC percentage you pay will be based on the lower of (i) the NAV of the shares on the day they were purchased or (ii) the value of the shares at the time of redemption. For Target Fund shareholders who receive Class A shares in connection with the Merger, the date of purchase for such shares is the origingaal purchase date of your Target Fund share purchase.

Evergreen Short-Intermediate Municipal Bond Fund

Class A Front-End Sales Charge
Amount Invested	As a % of Offering Price1,[2]	As a % of Your Net Investment[1]	Dealer Commission as a % of Offering Price[3]
Up to $99,999	2.25%	2.30%	2.00%
$100,000-$249,999	1.75%	1.78%	1.50%
$250,000-$499,999	1.50%	1.52%	1.25%
$500,000-$999,999	1.00%	1.01%	0.75%
$1,000,000-$4,999,999[4]	0.00%	0.00%	0.50% of the first $4,999,999, plus
$5,000,000 or greater[4]	0.00%	0.00%	0.25% of amounts equal to or over $5,000,000
1	The front-end sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.
2	The offering price includes the applicable front-end sales charge.
3	The dealer commission is generally paid by WFFD from the front-end sales charge you pay upon investing in the Fund.
4	A 1.00% CDSC is assessed on Class A share purchases of $1,000,000 or more if they are redeemed within 18 months from the date of purchase, unless the dealer of record waived its commission. Certain exceptions apply (see "CDSC Waivers" in your Target Fund's prospectus). The CDSC percentage you pay will be based on the lower of (i) the NAV of the shares on the day they were purchased or (ii) the value of the shares at the time of redemption. For Target Fund shareholders who receive Class A shares in connection with the Merger, the date of purchase for such shares is the origingaal purchase date of your Target Fund share purchase.

Purchases of Class A shares in connection with reinvestments of distributions, exchanges from Class A shares of another Evergreen fund where you paid a sales charge and distribution exchanges (purchasing shares of one Evergreen fund using a distribution from another Evergreen fund) are not subject to sales charges. Although no front-end sales charge applies to purchases of $1 million or more, if you sell any such shares within 18 months of purchase, you may pay a 1.00% contingent deferred sales charge on the shares sold. For more information, see "Calculating the Contingent Deferred Sales Charge" in your Target Fund's prospectus.

  Class B. Class B shares of your Target Fund are available for purchase only through (i) an exchange transaction in which Class B shares of another Evergreen fund are exchanged or (ii) your Target Fund's dividend reinvestment program. The Evergreen funds reserve the right to make additional exceptions or otherwise modify the foregoing restrictions at any time and to reject any investment for any reason. If you select Class B shares, you do not pay a front-end sales charge, so the entire amount of your purchase is invested in the Fund. However, you may pay a contingent deferred sales charge if you sell your shares within six years (four years for Evergreen Short Intermediate Bond Fund). See "Calculating the Contingent Deferred Sales Charge" in your Target Fund's prospectus for information on how the contingent deferred sales charge is determined. In addition, your shares are subject to 12b-1 fees. After eight years (six years for Evergreen Short Intermediate Bond Fund), Class B shares automatically convert to Class A shares. Depending on your investment timeframe, the combined contingent deferred sales charge and Rule 12b-1 fees may result in higher costs than if you had purchased Class A or Class C shares. The amount of the contingent deferred sales charge you pay depends on the length of time you held your shares, as shown below:

Class B Contingent Deferred Sales Charge (for all Target Funds except Evergreen Short-Intermediate Municipal Bond Fund)
Years Held	Maximum Contingent Deferred Sales Charge
1	5.00%
2	4.00%
3	3.00%
4	3.00%
5	2.00%
6	1.00%
Thereafter	0.00%
8	Converts to Class A
Dealer Allowance[1]	4.00%
1	The dealer allowance, or commission, is paid by WFFD to investment firms for sales of shares.

Class B Contingent Deferred Sales Charge (for Evergreen Short-Intermediate Municipal Bond Fund only)
Years Held	Maximum Contingent Deferred Sales Charge
1	2.00%
2	1.50%
3	1.00%
4	0.50%
5	0.00%
6	Converts to Class A
Dealer Allowance[1]	2.00%
1	The dealer allowance, or commission, is paid by WFFD to investment firms for sales of shares.

The contingent deferred sales charge and dealer allowance may be reduced for certain investors. See "Sales Charge Reduction" in your Target Fund's prospectus.

  Class C. If you select Class C shares, you do not pay a front-end sales charge, but your shares are subject to 12b-1 fees. In addition, you may pay a contingent deferred sales charge if you sell your shares within one year. See "Calculating the Contingent Deferred Sales Charge" in your Target Fund's prospectus for information on how the contingent deferred sales charge is determined. Class C shares do not convert to Class A shares, so the higher 12b-1 fees paid by Class C shares continue for the life of the account and may cost more over the life of the account than if you had paid a front-end sales charge on Class A shares. The amount of the contingent deferred sales charge you pay depends on the length of time you held your shares, as shown below:

Class C Contingent Deferred Sales Charge
Years Held	Maximum Sales Charge
1	1.00%
Thereafter	0.00%
Dealer Allowance[1]	1.00%
1	The dealer allowance, or commission, is paid by WFFD to investment firms for sales of shares.

The contingent deferred sales charge and dealer allowance may be reduced for certain investors. See "Sales Charge Reduction" in your Target Fund's prospectus.

  Class I. Your Target Fund offers Class I shares at NAV without a front-end sales charge, contingent deferred sales charge or 12b-1 fee. Class I shares are only offered, subject to the minimum initial purchase requirements stated under "Purchase and Redemption Information," in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

  Class IS. Class IS shares are offered at NAV without a front-end sales charge or contingent deferred sales charge. However, Class IS shares are subject to 12b-1 fees.

  Class R. Class R shares generally are available only to certain retirement plans. Class R shares are offered at NAV without a front-end or contingent deferred sales charge but are subject to 12b-1 fees.

Wells Fargo Advantage Funds

  12b-1 Fees. Wells Fargo Advantage Funds have adopted a Distribution Plan (a "12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act for certain classes. The 12b-1 Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services or other activities including ongoing compensation to selling agents. The 12b-1 Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the 12b-1 Plan. Fees paid under the 12b-1 Plan by Class B shares that are closed to new investors and additional investments (except in connection with reinvestment of any distributions and permitted exchanges) primarily cover past sales and distribution services, as well as ongoing services to shareholders. Over time, these fees will increase the cost of your investment and may cost you more than other types of sales charges. The following table sets forth the 12b-1 fee charged to each class of Wells Fargo Advantage Funds.

Wells Fargo Advantage Fund Class	12b-1 Fee as a Percentage of Net Assets
Class A	0.00%
Class B	0.75%
Class C	0.75%
Class R	0.25%
Administrator Class	0.00%
Institutional Class	0.00%

Shareholder Servicing Plan
Wells Fargo Advantage Funds have a shareholder servicing plan. Under this plan, each Fund, with respect to certain of its classes of shares, has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the applicable share classes of a Fund pay an annual fee of up to 0.25% of the applicable class's average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

  Class A. If you choose to buy Class A shares, you will pay the public offering price (POP) which is the NAV plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below. Class A shares are also subject to a shareholder servicing fee of up to 0.25% of the class's average daily net assets.

Wells Fargo Advantage Index Fund
Wells Fargo Advantage Mid Cap Disciplined Fund
Wells Fargo Advantage Mid Cap Growth Fund
Wells Fargo Advantage International Core Fund

Class A Sales Charge Schedule[1]
Amount of Purchase	Front-end Sales Charge As % of Public Offering Price	Front-end Sales Charge as % of Net Amount Invested
Less than $50,000	5.75%	6.10%
$50,000-$99,999	4.75%	4.99%
$100,000-$249,999	3.75%	3.90%
$250,000-$499,999	2.75%	2.83%
$500,000-$999,999	2.00%	2.04%
$1,000,000 and over[2]	0.00%	0.00%
1	Following the completion of the Mergers, former Class IS shareholders of any applicable Evergreen Target Fund who receive Class A shares of a Wells Fargo Advantage Fund in a Merger may buy additional Class A shares of that Wells Fargo Advantage Fund at net asset value (i.e., without a front-end sales charge). Those shareholders may also exchange Class A shares of that Wells Fargo Advantage Fund for Class A shares of a different Wells Fargo Advantage Fund at net asset value, after which subsequent purchases of shares of that other Fund may also be made at net asset value.
2	A 1.00% CDSC is assessed on Class A share purchases of $1,000,000 or more if they are redeemed within 18 months from the date of purchase, unless the dealer of record waived its commission. Certain exceptions apply (see "CDSC Waivers" in your Acquiring Fund's prospectus). For purchases following the Merger, the CDSC you pay is applied to the NAV of the shares on the date of original purchase. However, for shares you receive in connection with the Merger, the CDSC you pay will be based on the lower of (i) the NAV of the shares on the day they were purchased or (ii) the value of the shares at the time of redemption.

Wells Fargo Advantage Municipal Bond Fund
Wells Fargo Advantage California Tax-Free Fund
Wells Fargo Advantage Government Securities Fund

Class A Sales Charge Schedule
Amount of Purchase	Front-end Sales Charge As % of Public Offering Price	Front-end Sales Charge as % of Net Amount Invested
Less than $50,000	4.50%	4.71%
$50,000-$99,999	4.00%	4.17%
$100,000-$249,999	3.50%	3.63%
$250,000-$499,999	2.50%	2.56%
$500,000-$999,999	2.00%	2.04%
$1,000,000 and over[1]	0.00%	0.00%
1	A 1.00% CDSC is assessed on Class A share purchases of $1,000,000 or more if they are redeemed within 18 months from the date of purchase, unless the dealer of record waived its commission. Certain exceptions apply (see "CDSC Waivers" in your Acquiring Fund's prospectus). For purchases following the Merger, the CDSC you pay is applied to the NAV of the shares on the date of original purchase. However, for shares you receive in connection with the Merger, the CDSC you pay will be based on the lower of (i) the NAV of the shares on the day they were purchased or (ii) the value of the shares at the time of redemption.

Wells Fargo Advantage Short-Term Municipal Bond Fund
Wells Fargo Advantage Intermediate Tax/AMT-Free Fund

Class A Sales Charge Schedule1,[2]
Amount of Purchase	Front-end Sales Charge As % of Public Offering Price	Front-end Sales Charge as % of Net Amount Invested
Less than $50,000	3.00%	3.09%
$50,000-$99,999	2.50%	2.56%
$100,000-$249,999	2.00%	2.04%
$250,000-$499,999	1.50%	1.52%
$500,000-$999,999	1.00%	1.01%
$1,000,000 and over[3]	0.00%	0.00%
1	Following the completion of the Mergers, former Class IS shareholders of any applicable Evergreen Target Fund who receive Class A shares of a Wells Fargo Advantage Fund in a Merger may buy additional Class A shares of that Wells Fargo Advantage Fund at net asset value (i.e., without a front-end sales charge). Those shareholders may also exchange Class A shares of that Wells Fargo Advantage Fund for Class A shares of a different Wells Fargo Advantage Fund at net asset value, after which subsequent purchases of shares of that other Fund may also be made at net asset value.
2	Following completion of the Mergers, former Class I shareholders of any Evergreen Target Fund who receive Class A shares of a Wells Fargo Advantage Fund in a Merger may buy additional Class A shares of that Wells Fargo Advantage Fund at net asset value (i.e., without a front-end sales charge). Those shareholders may also exchange Class A shares of that Wells Fargo Advantage Fund for Class A shares of a different Wells Fargo Advantage Fund at net asset value, after which, subsequent purchases of shares of that other Fund may also be made at net asset value.
3	A 0.50% CDSC is assessed on Class A share purchases of $1,000,000 or more if they are redeemed within 18 months from the date of purchase, unless the dealer of record waived its commission. Certain exceptions apply (see "CDSC Waivers" in your Acquiring Fund's prospectus). For purchases following the Merger, the CDSC you pay is applied to the NAV of the shares on the date of original purchase. However, for shares you receive in connection with the Merger, the CDSC you pay will be based on the lower of (i) the NAV of the shares on the day they were purchased or (ii) the value of the shares at the time of redemption.

  Class B. Class B shares are closed to new investors and additional investments from existing shareholders, except that existing shareholders of Class B shares may reinvest any distributions into Class B shares and exchange their Class B shares for Class B shares of other Wells Fargo Advantage Funds (as permitted by our exchange policy). No new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the Funds, except through a distribution reinvestment or permitted exchange. For Class B shares currently outstanding and Class B shares acquired upon reinvestment of dividends, all Class B shares attributes, including associated CDSC schedules, conversion features, any applicable CDSC waivers, and distribution plan and shareholder services plan fees, will continue in effect. Existing shareholders of Class B shares who redeem their shares within six years of the purchase date may pay a CDSC based on how long such shareholders have held their shares. Certain exceptions apply (see "CDSC Waivers" in your Acquiring Fund's prospectus). Class B shares are also subject to a 12b-1 fee as shown above and a shareholder servicing fee of up to 0.25% of the class's average daily net assets. The CDSC schedules are as follows:

Class B Shares CDSC Schedule (All Acquiring Funds except for the Wells Fargo Advantage Municipal Bond Fund)
Redemption Within	CDSC
1 Year	5.00%
2 Years	4.00%
3 Years	3.00%
4 Years	3.00%
5 Years	2.00%
6 Years	1.00%
7 Years	0.00%
8 Years	A Shares

Class B Shares CDSC Schedule for Wells Fargo Advantage Municipal Bond Fund
Redemption Within	CDSC
1 Year	5.00%
2 Years	4.00%
3 Years	3.00%
4 Years	3.00%
5 Years	2.00%
6 Years	1.00%
7 Years	0.00%
8 Years	0.00%
9 Years	A Shares

To determine whether the CDSC applies to a redemption, a Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, the CDSC expires. After shares are held for seven years (eight years for the Wells Fargo Advantage Municipal Bond Fund), the Class B shares are converted to Class A shares to reduce your future ongoing expenses. The CDSC, if any, that will apply to Class B shares received in connection with a Merger will be calculated using the CDSC schedule applicable to the Target Fund shares exchanged in the Merger and the date that you purchased those shares, and on the lower of (i) the net asset value of your shares on the date they were purchased or (ii) the value of the shares at the time of redemption.

If you exchange Class B shares received in a reorganization for Class B shares of another Wells Fargo Advantage Fund, you will retain the CDSC schedules of your exchanged shares.

  Class C. If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the Fund's distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. For Target Fund shareholders who receive Class C shares in connection with the Merger, the date of purchase is the original purchase date of your Target Fund shares. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay higher ongoing expenses. Class C shares are subject to a 12b-1 fee as shown above and a shareholder servicing fee of up to 0.25% of the class's average daily net assets.

  Administrator Class. Administrator Class shares are offered primarily for direct investment by certain institutions. Administrator Class shares may also be offered through certain financial intermediaries. Administrator Class shares are offered at NAV without a front-end sales charge, contingent deferred sales charge or 12b-1 fee. They are subject to a shareholder servicing fee of up to 0.25% (up to 0.10% for the Wells Fargo Advantage Index Fund) of the class's average daily net assets.

  Institutional Class. Institutional Class shares are offered primarily for direct investment by certain institutions. Institutional Class shares may also be offered through certain financial intermediaries. Institutional Class shares are offered at NAV without a front-end sales charge, contingent deferred sales charge, 12b-1 fee or shareholder servicing fee.

  Class R. Class R shares generally are available only to certain retirement plans. Class R shares are not subject to either front-end or contingent deferred sales charges, but are subject to a 12b-1 fee as shown above and a shareholder servicing fee of up to 0.25% of the class's average daily net assets.

Reductions and Waivers of Sales Charges -- Wells Fargo Advantage Funds

Generally, more sales charge reductions or waivers for Class A shares are offered than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy. Consult the Acquiring Fund's Statement of Additional Information, Exhibit E and the Merger SAI for further details regarding reductions and waivers of sales charges.

CLASS A SHARES SALES CHARGE REDUCTIONS AND WAIVERS
You can pay a lower or no sales charge for the following types of purchases. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction or waiver and to provide appropriate proof of eligibility.

  You pay no sales charges on Fund shares you buy with reinvested distributions.

  You pay a lower sales charge if you are investing an amount over a breakpoint level. See "Class A Shares Sales Charge Schedule" above.

  You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares of the same Fund within 120 days of the date of the redemption. (Please note, you will still be charged any applicable CDSC on Class B shares you redeem.) Subject to the Funds' Short Term Trading Policy, shareholders may not be able to exercise this provision for the first 30 days after your redemption.

  By signing a LETTER OF INTENT (LOI) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. Reinvested dividends and capital gains do not count as purchases made during this period. We will hold in escrow shares equal to approximately 5% of the amount you say you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

  RIGHTS OF ACCUMULATION (ROA) allow you to combine Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Wells Fargo Advantage money market fund shares, unless you notify us that you previously paid a sales load on these assets) in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned and adding the dollar amount of your current purchase.

ACCOUNTS THAT CAN BE AGGREGATED
You may aggregate the following types of accounts indicated below to qualify for a volume discount:

Can this type of account be aggregated?	Yes	No
Individual accounts	X
Joint accounts	X
UGMA/UTMA accounts	X
Trust accounts over which the shareholder has individual or shared authority	X
Solely owned business accounts	X
RETIREMENT PLANS
Traditional and Roth IRAs	X
SEP IRAs	X
SIMPLE IRAs that use the Wells Fargo Advantage Funds prototype agreement[1]		X
SIMPLE IRAs that do not use the Wells Fargo Advantage Funds prototype agreement	X
403(b) Plan accounts[2]	X
401(k) Plan accounts		X
OTHER ACCOUNTS
529 Plan accounts[1]		X
Accounts held through other brokerage accounts		X
1	These accounts may be aggregated at the plan level for purposes of establishing eligibility for volume discounts. When plan assets in Fund Class A, Class B, Class C and WealthBuilder Portfolio shares (excluding Wells Fargo Advantage money market fund shares) reach a breakpoint, all plan participants benefit from the reduced sales charge. Participant accounts will not be aggregated with personal accounts.
2	Effective January 1, 2009, Wells Fargo Advantage Funds no longer offers new, or accepts purchases in existing, 403(b) accounts utilizing the Wells Fargo Advantage Funds prototype agreement.

Based on the above chart, if you believe that you own Fund shares in one or more accounts that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase, specifically identify those shares to your selling agent or shareholder servicing agent. For an account to qualify for a volume discount, it must be registered in the name of, or held for, the shareholder, his or her spouse or domestic partner, as recognized by applicable state law, or his or her children under the age of 21. Class A shares purchased at NAV will not be aggregated with other Fund shares for purposes of receiving a volume discount.

CLASS A SHARES SALES CHARGE WAIVERS FOR CERTAIN PARTIES
We reserve the right to enter into agreements that reduce or waive sales charges for groups or classes of shareholders. If you own Fund shares as part of another account or package such as an IRA or a sweep account, you should read the materials for that account. Those terms may supersede the terms and conditions discussed here. If you fall into any of the following categories, you can buy Class A shares at NAV:

  Current and retired employees, directors/trustees and officers of:

    Wells Fargo Advantage Funds (including any predecessor funds);

    Wells Fargo & Company and its affiliates; and

    family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

  Current employees of:

    the Fund's transfer agent;

    broker-dealers who act as selling agents;

    family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above; and

    each Fund's sub-adviser, but only for the Fund(s) for which such sub-adviser provides investment advisory services.

  Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund's distributor that allows for load-waived Class A purchases.

  Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.

  Section 529 college savings plan accounts.

  Insurance company separate accounts.

  Fund of Funds, including those advised by Funds Management (Wells Fargo Advantage WealthBuilder PortfoliosSM), subject to review and approval by Funds Management.

  Evergreen Class I shareholders who, in the Merger of their Target Fund, receive Class A shares of an Acquiring Fund, can continue to purchase Class A shares of their Acquiring Fund and any other Wells Fargo Advantage Fund purchased subsequently by exchange at net asset value, without paying the customary sales load, after which, subsequent purchases of shares of that other Fund may also be made at net asset value.

  Evergreen Class IS shareholders who, in the Merger of their Target Fund, receive Class A shares of an Acquiring Fund, can continue to purchase Class A shares of their Acquiring Fund and any other Wells Fargo Advantage Fund purchased subsequently by exchange at net asset value, without paying the customary sales load, after which, subsequent purchases of shares of that other Fund may also be made at net asset value.

The eligibility of such investors that hold Fund shares through an account maintained by a financial institution is also subject to the following additional limitation. In the event that such an investor's relationship with and/or the services such investor receives from the financial institution subsequently changes, such investor shall thereafter no longer be eligible to purchase Class A shares at NAV. Please consult with your financial representative for further details.

  Investors who receive annuity payments under either an annuity option or from death proceeds previously invested in a Fund may reinvest such payments or proceeds in the Fund within 120 days of receiving such distribution.

  Investors who purchase shares that are to be included in certain retirement, benefit, pension, trust or investment "wrap accounts" or through an omnibus account maintained with a Fund by a broker-dealer.

CDSC WAIVERS

  You will not be assessed a CDSC on Fund shares you redeem that were purchased with reinvested distributions.

  Waiver of the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t)(2) withdrawal schedule) or mandatory (withdrawals generally made after age 70 1/2 according to Internal Revenue Service (IRS) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

  Waiver of the CDSC for redemptions made in the event of the last surviving shareholder's death or for a disability suffered after purchasing shares. ("Disabled" is defined in Internal Revenue Code Section 72(m)(7).)

  Waiver of the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger or effect a Fund liquidation.

  Waiver of the Class C shares CDSC if the dealer of record waived its commission.

  Waiver of the Class C shares CDSC where a Fund did not pay a sales commission at the time of purchase.

We also reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supersede the terms and conditions discussed here. Contact your selling agent for further information.

Purchase and Redemption Information

Shares of the Target and Acquiring Funds may be purchased and sold directly or through broker-dealers and other financial intermediaries who have entered into sales agreements with the Funds' principal underwriter. Additional information on how you can buy, redeem or exchange shares of each Fund is available in that Fund's prospectus and SAI. WFFD serves as the principal underwriter for all the Funds.

The following tables set forth the minimum initial purchase amounts for each applicable class of shares of the Target and Acquiring Funds, respectively.

Evergreen Funds
	Minimum Initial Purchase of Classes A, B and C Shares	Minimum Initial Purchase of Class I Shares
Regular Accounts	$1,000	$1,000,000
IRAs	$1,000	N/A
Systematic Investment Plan	$500	N/A

There is no minimum amount for additional purchases for any share class listed above of a Target Fund with respect to regular and IRA accounts. For additional purchases through a systematic investment plan, there is a minimum additional purchase amount of $50 a month for Classes A, B and C. Information regarding certain applicable exceptions is available in the Target Funds' prospectuses and statements of additional information.

For Class R shares, eligible retirement plans of qualifying size generally may open an account and purchase Class R shares by contacting certain broker-dealers and financial institutions that have selling agreements with WFFD. These entities may impose transaction charges. Additional shares may be purchased through a retirement plan's administrator or record-keeper.

For Class IS shares, the minimum initial investment is $1 million, which may be waived in certain situations. There is no minimum amount required for subsequent purchases.

Wells Fargo Advantage Funds
Minimum Initial Purchase of Classes A and C Shares
Regular Accounts	$1,000
Minimum Initial IRAs, IRA Rollovers and Roth IRAs	$250
UGMA/UTMA Accounts	$50
Employer Sponsored Retirement Plans	None

For Institutional Class and Administrator Class shares of the applicable Acquiring Funds, share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts with respect to both initial and additional purchases. Please consult an account representative from your financial intermediary for specifics.

Following completion of the Mergers, former Class I shareholders of any applicable Target Fund will not need to meet the minimum investment amount or the institutional entity requirements applicable to the Institutional Class shares of the Acquiring Fund received in the Merger. For additional information relating to applicable eligibility requirements, please see the Acquiring Fund's prospectus.

For Class R shares, eligible retirement plans of qualifying size generally may open an account and purchase Class R shares by contacting certain broker-dealers and financial institutions that have selling agreements with WFFD. These entities may impose transaction charges. Additional shares may be purchased through a retirement plan's administrator or record-keeper.

For additional purchases of Class A, Class C and Class R shares, there is a minimum purchase amount of $100 for any share class of an Acquiring Fund with respect to regular, IRA, IRA rollovers and Roth IRA accounts. Aggregate purchases of Class C shares may not exceed $1,000,000. For additional purchases through UGMA/UTMA accounts, there is a minimum additional purchase amount of $50. There is no minimum with respect to additional purchases through employer sponsored retirement plans. Additional purchases of Institutional Class and Administrator Class shares follow the terms established by the financial intermediary through whom the shares were purchased. Evergreen Class I shareholders who, in the reorganization of their Fund, receive Institutional Class shares of an Acquiring Fund, can continue to purchase Institutional Class shares of the Acquiring Fund without having to meet the minimum investment amount or the institutional entity requirements for Wells Fargo Advantage Funds Institutional Class shareholders.

Foreign Shareholders. Funds Management has adopted a policy that generally only permits investments in the Wells Fargo Advantage Funds by shareholders having both a U.S. address and taxpayer identification number on record with the Funds. As a result of this policy, following the Merger, shareholders of a Target Fund for whom the Funds who do not have both a U.S. address and taxpayer identification number on record or for whom an exception has not been made will no longer be able to make additional investments in Wells Fargo Advantage Funds, including additional purchases, exchanges, or transfers, into a Wells Fargo Advantage Fund. This includes purchases through direct deposit, automatic investments, or automatic exchanges. In addition, following the Merger, all dividend or capital gains distributions will be paid to shareholders in cash and mailed to each impacted shareholder at their current address of record, except that for IRA's, dividends and capital gains will continue to be reinvested until an impacted shareholder reaches age 59 ½. For accounts to be eligible for future purchase transactions, registration must be at a valid U.S. address and have a valid U.S. taxpayer identification number on record.

The Funds reserve the right to refuse or cancel a purchase or exchange order for any reason. Additional information concerning purchases and redemptions of shares is contained in each Fund's prospectus and statement of additional information.

Exchange Privileges

Shares of your Target Fund may be exchanged for shares of the same class of any other Evergreen fund. Shares of Wells Fargo Advantage Funds may be exchanged for shares of the same class of any other Wells Fargo Advantage Fund. No sales charge is imposed on an exchange. Other mergers between Evergreen funds and Wells Fargo Advantage Funds are expected to occur around the time of the Merger. Although you will continue to be able to exchange shares of the Target Fund for shares of any other Evergreen fund, if other mergers precede the Merger, there will be fewer Evergreen funds available for exchange. If you are making an initial investment into a fund through an exchange, you generally must exchange at least the minimum initial purchase amount for the new fund. An exchange is considered both a sale and a purchase of shares and may create a taxable event. Further information regarding the current exchange privileges, the requirements and limitations attendant thereto, and the tax implications are described in your Target Fund's prospectus and statement of additional information.

Small Accounts and Small Account Fee

Wells Fargo Advantage Funds reserve the right to redeem certain accounts that fall below the minimum initial investment amount as a result of shareholder redemptions (as opposed to market movement). Before doing so, Wells Fargo Advantage Funds will notify you and give you approximately 60 days to bring your account above the minimum investment amount.

The Evergreen funds reserve the right to assess a $15 annual low balance fee on each fund account with a value of less than $1,000, subject to certain exceptions as described in the Evergreen funds' prospectuses.

Financial Intermediary Compensation

If you purchase a Target Fund or an Acquiring Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information.

Fund Policies and Procedures

Short-Term Trading Policy

The Target Fund's short-term trading policy is substantially similar to that of Wells Fargo Advantage Funds, which is set forth below. The Target Fund's policy is described in its prospectus and SAI.

The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these abritrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis. If a shareholder redeems more than $5,000 (including redemptions that are part of an exchange transaction) from a Fund, that shareholder will be "blocked" from purchasing shares of that Fund (including purchases that are part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to:

  Money market funds;

  Ultra-short funds;

  Purchases of shares through dividend reinvestments;

  Systematic purchases, redemptions or exchanges where a financial intermediary maintaining a shareholder account identifies the transaction as a systematic purchase, redemption or exchange at the time of the transaction;

  Rebalancing transactions within certain asset allocation or "wrap" programs where the financial intermediary maintaining a shareholder account is able to identify the transaction as part of an asset allocation program approved by Funds Management;

  Transactions initiated by a registered "fund of funds" or Section 529 Plan into an underlying fund investment;

  Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships, withdrawals of shares acquired by participants through payroll deductions, and shares purchased or redeemed by a participant in connection with plan loans; and

  Purchases below $5,000 (including purchases that are part of an exchange transaction).

In addition, Funds Management reserves the right to accept purchases, redemptions and exchanges made in excess of applicable trading restrictions in designated accounts held by Funds Management or its affiliate that are used at all times exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions, and are maintained at low balances that do not exceed specified dollar amount limitations.

A financial intermediary through whom you may purchase shares of a Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and described in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about the restrictions or limitations on trading activity that will be applied to your account.

Dividend Policy

The Target and Acquiring Funds each distribute their investment company taxable income and their net realized gains with the frequency set forth in the table below.

With respect to both the Evergreen funds and Wells Fargo Advantage Funds, unless a shareholder chooses otherwise on the account application, all dividend, capital gain and other distribution payments made by a Fund will be reinvested in additional shares of the Fund. Alternatively, a shareholder may elect to receive all distributions in cash.

Other distribution options for the Evergreen funds are: (i) to reinvest dividends earned in one Fund into an existing account in another fund in the same share class and same registration automatically, with capital gains reinvested in the original fund or (ii) to reinvest capital gains but receive all ordinary income distributions in cash.

Another distribution option for Wells Fargo Advantage Funds is to reinvest dividends and capital gains earned in one Fund into an existing account in another fund in the same share class and same registration automatically.

Fund	Frequency of Net Investment Income Distributions	Frequency of Net Realized Gains Distributions
Evergreen Equity Index Fund	Quarterly	Annually
Wells Fargo Advantage Index Fund	Annually	Annually

Fund	Frequency of Net Investment Income Distributions	Frequency of Net Realized Gains Distributions
Evergreen Fundamental Mid Cap Value Fund	Annually	Annually
Wells Fargo Advantage Mid Cap Disciplined Fund	Annually	Annually

Fund	Frequency of Net Investment Income Distributions	Frequency of Net Realized Gains Distributions
Evergreen Mid Cap Growth Fund	Annually	Annually
Wells Fargo Advantage Mid Cap Growth Fund	Annually	Annually

Fund	Frequency of Net Investment Income Distributions	Frequency of Net Realized Gains Distributions
Evergreen Short-Intermediate Municipal Bond Fund	Monthly	Annually
Wells Fargo Advantage Short-Term Municipal Bond Fund	Monthly	Annually

Fund	Frequency of Net Investment Income Distributions	Frequency of Net Realized Gains Distributions
Evergreen Intermediate Municipal Bond Fund	Monthly	Annually
Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Monthly	Annually

Fund	Frequency of Net Investment Income Distributions	Frequency of Net Realized Gains Distributions
Evergreen High Income Municipal Bond Fund	Monthly	Annually
Evergreen Municipal Bond Fund	Monthly	Annually
Wells Fargo Advantage Municipal Bond Fund	Monthly	Annually

Fund	Frequency of Net Investment Income Distributions	Frequency of Net Realized Gains Distributions
Evergreen California Municipal Bond Fund	Monthly	Annually
Wells Fargo Advantage California Tax-Free Fund	Monthly	Annually

Fund	Frequency of Net Investment Income Distributions	Frequency of Net Realized Gains Distributions
Evergreen U.S. Government Fund	Monthly	Annually
Wells Fargo Advantage Government Securities Fund	Monthly	Annually

Fund	Frequency of Net Investment Income Distributions	Frequency of Net Realized Gains Distributions
Evergreen International Equity Fund	Annually	Annually
Wells Fargo Advantage International Core Fund	Annually	Annually

Pricing Fund Shares

The following describes how Wells Fargo Advantage Funds price their shares. The Evergreen funds follow similar procedures. See each Fund's prospectus and statement of additional information for further information about the pricing of shares.

The share price (net asset value per share or NAV) for the Fund is calculated each business day as of the close of trading on the New York Stock Exchange (NYSE) (generally 4 p.m. ET). To calculate a share's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The NAV of each share class is calculated separately. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. A Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the reported net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price is established but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

INFORMATION ON SHAREHOLDERS' RIGHTS

Form of Organization

The Target and Acquiring Funds are series of the corresponding Target and Acquiring Trusts, respectively, as identified above. The Trusts are open-end management investment companies registered with the SEC under the 1940 Act, which continuously offer shares to the public. Each Trust is organized as a Delaware statutory trust and is governed by its respective Amended and Restated Declaration of Trust (each referred to hereinafter as a "Declaration of Trust"), its Amended and Restated By-Laws, with respect to an Evergreen Target Trust only (each referred to hereinafter as "By-Laws"), and applicable state and federal law.

Capitalization

The beneficial interests in the Acquiring and Target Funds are represented by an unlimited number of transferable shares of beneficial interest. Each Fund's governing documents permit the Trustees to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by either Fund. Each Fund's shares represent equal proportionate interests in the assets belonging to the shares of the same class of that Fund. Except as otherwise required by the 1940 Act or other applicable law, shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by class, as to matters that affect only their particular class and, by Fund, as to matters, such as approval of or amendments to investment advisory agreements or proposed mergers, that affect only their particular Fund.

Shareholder Liability

Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Other than in a limited number of states, no such similar statutory or other authority limiting business trust shareholder liability exists. As a result, to the extent that the Trusts or shareholders of the Trusts are subject to the jurisdiction of a court that does not apply Delaware law, shareholders of the relevant Trust may be subject to liability. To guard against this risk, each Declaration of Trust (a) provides that any written obligation of such Trust may contain a statement that such obligation may only be enforced against the assets of the relevant Trust or the particular series in question and the obligation is not binding upon the shareholders of the relevant Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the relevant Trust. Accordingly, the risk of a shareholder of a Trust incurring financial loss beyond that shareholder's investment because of shareholder liability should be limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the relevant Trust itself is unable to meet its obligations.

Shareholder Meeting and Voting Rights

The Trusts are not required to hold annual meetings of shareholders and do not currently intend to hold regular shareholder meetings. With respect to each Trust, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holder(s) of at least 10% of the outstanding shares of the relevant Trust. With respect to each Target Trust, any Trustee may be removed by action of at least 2/3 of the outstanding shares. With respect to the Wells Fargo Funds Trust, any Trustee may be removed by action of at least 2/3 of the outstanding shares if required by Section 16(c) of the 1940 Act, as interpreted by the staff of the SEC.

Each Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Cumulative voting is not permitted in the election of Trustees. Except when a larger quorum is required by applicable law, 25% of the issued and outstanding shares of each Target Fund, and 33 1/3% of the issued and outstanding shares of each Acquiring Fund entitled to vote constitutes a quorum for consideration of a matter. For each Fund, when a quorum is present a majority (greater than 50%) of the votes cast is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act), except that, with respect to the Target Trust, a plurality of the shares voted may elect a Trustee.

The Declaration of Trust of a Target Trust provides that each share of a Target Fund is entitled to one vote for each dollar and a fractional vote for each fraction of a dollar, of net asset value applicable to such share.

The Declaration of Trust of the Acquiring Trust provides that each share is entitled to one vote, and each fractional share to a proportionate fraction of a vote.

Liquidation

In the event of the liquidation of the Acquiring or Target Funds, the shareholders would be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to such Fund and attributable to the class over the liabilities belonging to the Fund and attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of the class of the Fund held by them and recorded on the books of the Fund.

Liability and Indemnification of Trustees

Under the Declaration of Trust for a Target Trust, a Trustee is liable to the relevant Target Fund and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Target Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (i) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the relevant Target Fund; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or on a reasonable determination based on a review of the facts by (a) a vote of a majority of a quorum of those Trustees who are neither "interested persons" of the Fund (within the meaning of the 1940 Act) nor parties to the proceeding or (b) an independent legal counsel in a written opinion. A Target Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay the relevant Target Fund if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

If a Merger is consummated, the obligations of a Target Trust to indemnify a Trustee would be assumed by its corresponding Acquiring Trust. In addition, Funds Management is expected to provide operational and financial assurances in respect of liabilities or expenses the former Evergreen Trustees may incur in the future relating to their past service as Trustees to a Target Trust.

Under the Declaration of Trust for the Wells Fargo Funds Trust, all persons contracting with or having any claim against the Trust or a particular series shall look only to the assets of the Trust or such series, respectively, for payment under such contract or claim; and the Trustees shall not be personally liable therefor. No Trustee shall be liable to the Trust or to any shareholder for any loss, damage or claim incurred by reason of any act performed or omitted by such Trustee in good faith on behalf of the Trust, a series or a class, and in a manner reasonably believed to be within the scope of authority conferred on such Trustee by the Declaration of Trust, except that a Trustee shall be liable for any loss, damage or claim incurred by reason of such Trustee's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Subject only to the express limitations in the 1940 Act, other applicable laws, and the Declaration of Trust, the Trust or the appropriate series shall indemnify each of its Trustees to the fullest extent permitted under the 1940 Act and other applicable laws. The Wells Fargo Funds Trust may also advance money for such litigation provided that the Trustee undertakes to repay the relevant Acquiring Fund if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

The foregoing is only a summary of certain characteristics of the operations of each Trust's Declaration of Trust, By-Laws (with respect to a Target Trust) and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, By-Laws (as applicable) and Delaware law directly for more complete information.

VOTING INFORMATION CONCERNING THE MEETING

Shareholder Information

This prospectus/proxy statement is being sent to shareholders of your Target Fund in connection with the solicitation of proxies by the Board of Trustees of the Target Trust, to be used at the Meeting to be held at 10:00 a.m., Pacific time, on June 8, 2010 at the offices of the Wells Fargo Advantage Funds, 525 Market Street, San Francisco, California 94105, and at any adjournments thereof. This prospectus/proxy statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of the Target Fund on or about April 14, 2010. Only shareholders of record as of the close of business on March 10, 2010 (the "Record Date") are entitled to notice and to vote at the Meeting or any adjournment(s) thereof. If you wish to participate in the Meeting, you may submit the proxy card included with this prospectus/proxy statement by mail, vote by telephone or the Internet, or attend the Meeting in person. (See the back of this prospectus/proxy statement for voting instructions.) If you wish to attend the Meeting in person, please call (800) 499-8519 for instructions.

You can vote by returning your properly executed proxy card in the envelope provided. When you complete and sign your proxy card, the proxies named will vote on your behalf at the Meeting (or any adjournments thereof) as you have indicated. If you return a properly executed proxy card, but no choice is specified, your shares will be voted FOR approval of the Plan. If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of the Target Fund. Abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, and will have the effect of a vote against the Plan. Any proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which the Target Fund has received sufficient votes to approve a matter being recommended for approval by the Board of Trustees, the Target Fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the matter.

Any shareholder who has returned a properly executed proxy card, including a broker who may hold shares on your behalf, has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her shares in person, by submitting a letter of revocation to the Trust prior to the date of the Meeting, by submitting a later dated and properly executed proxy card to the Trust prior to the date of the Meeting, in accordance with the methods prescribed by this prospectus/proxy statement. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan.

Each Target Trust's Declaration of Trust provides that the holders of twenty-five percent (25%) of the Target Fund's shares issued and outstanding, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting. However, as explained below, approval of a Merger requires that a majority of the outstanding voting securities (as defined below) of the Fund entitled to vote on the Merger be present or represented at the Meeting. Approval of each Merger requires the affirmative vote of the holders of a "majority of the outstanding voting securities " (as defined in the 1940 Act) of the Target Fund. A vote of the majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of your Target Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of your Target Fund. The outcome of the vote for any Merger will not affect the outcome of the vote for any other proposal.

In voting on a Plan, all classes of the Target Fund will vote together as if they were a single class. Each share of a Target Fund will be entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value applicable to such share.

A vote in favor of a Merger described in the Alternate Plan (providing for the merger of a Target Fund into an Acquiring Fund that serves as a feeder fund in a "master/feeder" fund structure) is a vote in favor of both the transaction between the Target Fund and the master portfolio and the transaction between the Target Fund and the Acquiring Fund.

Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of EIMC, its affiliates or other representatives of the Target Fund (who will not be paid for their soliciting activities). In addition, The Altman Group, the Fund's proxy solicitor, may make proxy solicitations and will receive compensation for seeking shareholder votes and answering shareholder questions in an amount estimated to be $215,000 with respect to the proposals covered by this prospectus/proxy statement. That cost and other expenses of the Meeting and the Mergers will be paid by Funds Management, EIMC or one of their affiliates.

In the event a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. The Meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares of a Target Fund represented at the Meeting, either in person or by proxy, or by the chair of the Meeting in his or her discretion. Abstentions and broker non-votes will not be voted on a motion to adjourn.

A shareholder who objects to the proposed Merger will not be entitled under either Delaware law or a Target Fund's Declaration of Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that each Merger as proposed is not expected to result in recognition of gain or loss to shareholders for U.S. federal income tax purposes and that, if a Merger is consummated, shareholders will be free to redeem the shares of the Acquiring Fund which they receive in the transaction at their then-current net asset value, net of any applicable CDSC. Shares of the Target Fund may be redeemed at any time prior to the consummation of the Merger. Shareholders of the Target Fund may wish to consult their tax advisors as to any differing consequences of redeeming Fund shares prior to the Merger or exchanging such shares in the Merger.

If the Target Fund shareholders do not vote to approve the Merger, the Board of Trustees of the Target Trust may consider other possible courses of action.

The votes of the shareholders of the Acquiring Fund are not being solicited by this prospectus/proxy statement and are not required to carry out the Merger.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise the Target Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this prospectus/proxy statement needed to supply copies to the beneficial owners of the respective shares.

For each class of your Target Fund's shares entitled to vote at the meeting, the number of shares outstanding as of the Record Date was as follows:

Classes of Shares	Number of Shares Outstanding and Entitled to Vote	Number of Votes by Class
Evergreen Equity Index Fund
Class A	4,638,488.470	183,359,449.219
Class B	639,146.626	25,112,070.936
Class C	2,380,965.369	93,714,796.924
Class I	1,963,240.950	77,508,752.706
Class IS	147,931.101	5,847,716.423
All Classes	9,769,772.516	385,542,786.207
Evergreen Fundamental Mid Cap Value Fund
Class A	59,285.665	548,392.401
Class B	37,246.810	343,043.120
Class C	63,351.672	583,468.899
Class I	25,703.431	238,013.771
All Classes	185,587.578	1,712,918.192
Evergreen Mid Cap Growth Fund
Class A	63,704,924.472	316,613,474.626
Class B	1,570,602.045	7,193,357.366
Class C	1,139,420.096	5,207,149.839
Class I	5,343,064.730	27,303,060.770
All Classes	71,758,011.343	356,317,042.601
Evergreen Short-Intermediate Municipal Bond Fund
Class A	5,120,241.274	51,714,436.867
Class B	161,548.303	1,631,637.860
Class C	1,496,823.995	15,117,922.350
Class I	15,046,827.276	151,972,955.488
All Classes	21,825,440.848	220,436,952.565
Evergreen Intermediate Municipal Bond Fund
Class A	564,825.218	35,544,450.969
Class B	102,477.639	6,448,917.822
Class C	232,446.981	14,627,888.514
Class I	3,034,732.195	190,975,697.031
Class IS	145,792.720	9,174,735.870
All Classes	4,080,274.753	256,771,690.206
Evergreen High Income Municipal Bond Fund
Class A	14,806,930.493	115,049,849.931
Class B	1,394,340.823	10,834,028.195
Class C	2,445,961.170	19,005,118.291
Class I	1,593,124.514	12,378,577.474
All Classes	20,240,357.000	157,267,573.890
Evergreen Municipal Bond Fund
Class A	115,726,334.607	848,274,032.669
Class B	4,442,017.949	32,559,991.566
Class C	9,821,388.116	71,990,774.890
Class I	56,317,553.974	412,807,670.629
All Classes	186,307,294.646	1,365,632,469.755
Evergreen California Municipal Bond Fund
Class A	19,539,822.080	205,949,724.723
Class B	47,995.546	505,873.055
Class C	309,690.368	3,264,136.479
Class I	1,094,899.009	11,540,235.555
All Classes	20,992,407.003	221,259,969.812
Evergreen U.S. Government Fund
Class A	15,861,738.742	151,162,370.211
Class B	1,072,693.767	10,222,771.600
Class C	1,512,973.063	14,418,633.290
Class I	13,391,804.653	127,623,898.343
All Classes	31,839,210.225	303,427,673.444
Evergreen International Equity Fund
Class A	35,975,712.072	250,390,956.021
Class B	3,201,504.474	21,802,245.468
Class C	5,248,916.795	35,745,123.374
Class I	88,349,620.500	619,330,839.704
Class R	622,898.602	4,279,313.396
All Classes	133,398,652.443	931,548,477.963

As of March 10, 2010, the officers and Trustees of your Target Trust owned as a group less than 1% of the outstanding shares of any class of each Fund that is a series of the Trust. Except as noted below in the table, to each Fund's knowledge, no persons owned of record 5% or more of any class of shares of the respective Fund. No person is reflected on the books and records of the Funds as owning beneficially 5% or more of any shares of the Funds as of March 10, 2010. Any shareholder who holds beneficially 25% or more of the outstanding common shares of a Fund may be deemed to control the Fund until such time as it holds beneficially less than 25% of the outstanding common shares of the Fund. Any shareholder controlling a Fund may be able to determine the outcome of issues that are submitted to shareholders for vote, including the vote to approve the Plan, and may be able to take action regarding the Fund without the consent or approval of the other shareholders.

Evergreen Equity Index Fund
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger
Wachovia Bank 401(k) Accounts 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	A	815,323.8950	17.58%
MLPF & S For The Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	B	48,048.2610	7.52%
MLPF & S For The Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	C	968,487.1640	40.68%
US Bank FBO Executive Benefit Group PO Box 1787 Milwaukee, WI 53201-1787	I	413,899.4860	21.08%
Wachovia Bank Reinvest Acct. Attn: Trust Operations Fund Group 401 S Tryon Street, 3rd Floor, CMG 1151 Charlotte, NC 28202-1934	I	367,806.3230	18.73%
Wachovia Bank 401(k) Accounts 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	I	354,674.4430	18.07%
Wachovia Bank Cash Acct. Attn: Trust Operations Fund Group 401 S Tryon Street, 3rd Floor, CMG 1151 Charlotte, NC 28202-1934	I	236,765.7880	12.06%
W W Norton & Company, Inc. Attn: Lisa Gaeth 500 5th Ave. New York, NY 10110-0002	I	115,900.6900	5.90%
Wachovia Bank Cash/Reinvest Acct. Attn: Trust Operations Fund Group 401 S Tryon Street, 3rd Floor, CMG 1151 Charlotte, NC 28202-1934	I	108,120.5960	5.51%
First Clearing, LLC JSD/JLD Investments LP 2624 W Freeway Fort Worth, TX 76102-7109	IS	57,761.2630	39.05%

Wells Fargo Advantage Index Fund
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger
None	A	None	None
None	B	None	None
Wells Fargo Bank NA FBO WF-RPS-OMN Reinvest/Reinvest PO Box 1533 Minneapolis, MN 55480-1533	Administrator	19,621,616.2450	56.89%
Wells Fargo Bank NA FBO Index Fund I Reinvest/Reinvest PO Box 1533 Minneapolis, MN 55480-1533	Administrator	9,313,731.5190	27.00%
Wells Fargo Bank NA FBO Index Fund I Attn: Mutual Fund Clients PO Box 1533 Minneapolis, MN 55480-1533	Administrator	3,032,586.5690	8.79%
None	Investor	None	None

Evergreen Fundamental Mid Cap Value Fund
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger
Evergreen Attn: Lori Gibson NC1195 401 S Tryon Street, Suite 500 Charlotte, NC 28288-0001	A	25,000.0000	42.17%
American Enterprise Investment Services PO Box 9446 Minneapolis, MN 55440-9446	A	7,429.9280	12.53%
Charles J. Marquardt 10 Rogers Street, Unit 1120 Cambridge, MA 02142-1252	A	5,244.7740	8.85%
Evergreen Attn: Lori Gibson NC1195 401 S Tryon Street, Suite 500 Charlotte, NC 28288-0001	B	25,000.0000	67.12%
First Clearing, LLC William F. Cox and Jean P. Cox JTWROS 630 Seashore Drive Atlantic, NC 28511-9793	B	2,756.8950	7.40%
Evergreen Attn: Lori Gibson NC1195 401 S Tryon Street, Suite 500 Charlotte, NC 28288-0001	C	25,000.0000	39.46%
Carlos Bogran Sr. & Catherine B. Bogran TEN COMM 970 Walton Trail Cookeville, TN 38501-4023	C	5,431.3720	8.57%
First Clearing, LLC Hynson PSP Gerald Hynson TTEE 4728 Airport Blvd. Mobile, AL 36608-3170	C	3,757.9750	5.93%
Evergreen Attn: Lori Gibson NC1195 401 S Tryon Street, Suite 500 Charlotte, NC 28288-0001	I	25,000.0000	97.26%

Wells Fargo Advantage Mid Cap Disciplined Fund
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger
Charles Schwab Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	A	352,674.7880	68.92%
American Enterprise Investment Services PO Box 9446 Minneapolis, MN 55440-9446	C	12,332.9920	24.98%
Wells Fargo Investments, LLC 625 Marquette Ave. S, 13th Floor Minneapolis, MN 55402-2323	C	3,006.5560	6.09%
Morgan Stanley Smith Barney House Account 700 Red Brook Blvd. Owings Mills, MD 21117-5184	C	2,778.6700	5.63%
Edvest Wells Fargo Aggressive Portfolio 2700 Snelling Ave. N 3rd Floor, Suite 300 Saint Paul, MN 55113-1783	I	1,621,395.7240	23.17%
Tomorrow's Scholar Growth Portfolio 2700 Snelling Ave. N 3rd Floor, Suite 300 Saint Paul, MN 55113-1783	I	815,387.0870	11.65%
Edvest Wells Fargo Moderate Portfolio 2700 Snelling Ave. N 3rd Floor, Suite 300 Saint Paul, MN 55113-1783	I	790,965.9420	11.30%
Tomorrow's Scholar Aggressive Growth Portfolio 2700 Snelling Ave. N 3rd Floor, Suite 300 Saint Paul, MN 55113-1783	I	733,666.5290	10.48%
Tomorrow's Scholar Balanced Portfolio 2700 Snelling Ave. N 3rd Floor, Suite 300 Saint Paul, MN 55113-1783	I	476,736.7580	6.81%
WFAF 2700 Snelling Ave. N 3rd Floor, Suite 300 Saint Paul, MN 55113-1783	I	460,609.0940	6.58%
Wells Fargo Bank, NA FBO Retriement Plan Services PO Box 1533 Minneapolis, MN 55480-1533	I	442,346.3870	6.32%
Edvest Wells Fargo Balanced Portfolio 2700 Snelling Ave. N 3rd Floor, Suite 300 Saint Paul, MN 55113-1783	I	425,804.7970	6.08%
Charles Schwab Co., Inc. Special Custody Account For Exclusive Benefit Of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	Investor	4,508,899.5290	20.66%
Massachusetts Mutual Insurance Co. 1295 State Street Springfield, MA 01111-0001	Investor	3,076,213.9610	14.10%
Prudential Investment Mgmt. Service FBO Mutual Fund Clients Attn: Pruchoice Unit Mail Stop 05-11-20 100 Mulberry Street Newark, NJ 07102-4056	Administrator	1,935,701.2480	38.07%
Massachusetts Mutual Insurance Co. 1295 State Street Springfield, MA 01111-0001	Administrator	912,894.7660	17.95%
Wells Fargo Bank West TTEE FBO Various Fascore, LLC Record Kept Plan 8515 E Orchard Rd. Greenwood VLG, CO 80111-5002	Administrator	568,769.8390	11.19%
New York Life Trust Company 169 Lackawanna Ave. Floor 2 Parsippany, NJ 07054-1007	Administrator	483,640.6540	9.51%
NFS, LLC FEBO State Street Bank Trust Co. TTEE Various Retirement Plans 4 Manhattanville Rd. Purchase, NY 10577-2139	Administrator	427,905.8210	8.42%
Taynik & Co. c/o Investors Bank & Trust Co. Attn: Mutual Fund Processing 200 Clarendon Street Boston, MA 02116-5021	Administrator	258,918.9310	5.09%

Evergreen Mid Cap Growth Fund
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger
None	A	None	None
None	B	None	None
MLPF & S For The Sole Benefit Of Its Customers Attn: Fund Admin 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	C	98,132.0930	8.61%
MLPF & S For The Sole Benefit Of Its Customers Attn: Fund Admin 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	I	4,395,766.9570	82.27%
NFS, LLC FEBO BBT Co. DBA Wilbranch & Co. FBO Non-Erisa Clients Cash PO Box 2887 Wilson, NC 27894-2887	I	337,815.9080	6.32%

Wells Fargo Advantage Mid Cap Growth Fund
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger
Charles Schwab & Co., Inc. Special Custody Account Exclusively FBO The Customers 101 Montgomery Street San Francisco, CA 94104-4151	A	3,104,453.6870	19.45%
American Enterprise Investment Services PO Box 9446 Minneapolis, MN 55440-9446	B	65,306.4880	17.15%
Pershing, LLC PO Box 2052 Jersey City, NJ 07303-2052	C	141,300.8880	20.63%
American Enterprise Investment Services PO Box 9446 Minneapolis, MN 55440-9446	C	50,355.0380	7.35%
MLPF & S For The Sole Benefit Of Its Customers Attn: Fund Admin 4800 Deer Lake Drive E, 3rd Floor Jacksonville, FL 32246-6484	C	44,905.0360	6.56%
Patterson & Co. FBO Network Omnibus Cash Cash Cash 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	I	38,347.9590	44.19%
Wells Fargo Bank NA FBO Friedman Family Trust-SP-MUT-ALL PO Box 1533 Minneapolis, MN 55480-1533	I	21,080.0400	24.29%
Wells Fargo Bank NA FBO Rathi Family Trust IMA PLGD PO Box 1533 Minneapolis, MN 55480-1533	I	15,473.8880	17.83%
Wells Fargo Bank NA FBO John & Susan Sasaki TR-SP-MUT-ALL PO Box 1533 Minneapolis, MN 55480-1533	I	9,980.0400	11.50%
Prudential Investment Mgmt. Service FBO Mutual Fund Clients Attn: Pruchoice Unit 3 Gateway Center, 10th Floor 100 Mulberry Street Newark, NJ 07102-4056	Administrator	3,820,533.3750	96.61%

Evergreen Short-Intermediate Municipal Bond Fund
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger
Citigroup Global Markets, Inc. House Account Attn: Peter Booth, 7th Floor 333 West 34th Street New York, NY 10001-2402	A	431,533.9390	8.43%
MLPF & S For The Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	A	271,318.5480	5.30%
Citigroup Global Markets, Inc. House Account Attn: Peter Booth, 7th Floor 333 West 34th Street New York, NY 10001-2402	B	16,740.6070	10.36%
First Clearing, LLC Alastair J. T. Clemow And 695 Lawrenceville Rd. Princeton, NJ 08540-4411	B	12,432.8450	7.70%
American Enterprise Investment Services PO Box 9446 Minneapolis, MN 55440-9446	B	10,602.4190	6.56%
MLPF & S For The Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	C	280,421.1000	18.73%
Citigroup Global Markets, Inc. House Account Attn: Peter Booth, 7th Floor 333 West 34th Street New York, NY 10001-2402	C	86,589.7330	5.78%
Wachovia Bank Cash Account 1525 W WT Harris Blvd. Charlotte, NC 28262-8522	I	6,837,942.0270	45.44%
Leonard Schneider & Lillian Schneider JT WROS 1089 South Ocean Blvd. Palm Beach, FL 33480-4932	I	2,320,344.2770	15.42%
Intercontinental Exchange Inc. Attn: James Namkung 2100 Riveredge Pkwy. NW Suite 500 Atlanta, GA 30328-4676	I	1,987,763.6160	13.21%

Wells Fargo Advantage Short-Term Municipal Bond Fund
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger
Charles Schwab Co., Inc. Special Custody Account Exclusively FBO The Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	A	7,565,522.7730	10.93%
Wells Fargo Bank, NA FBO Limited Term Tax-Free Fund I Attn: Mutual Fund Ops PO Box 1533 Minneapolis, MN 55480-1533	A	6,703,229.2590	9.68%
Prudential Investment Mgt. Service FBO Mutual Fund Cleitns Attn: Pruchoice Unit 100 Mulberry Street Newark, NJ 07102-4056	A	3,738,007.0250	5.40%
Merrill Lynch Pierce Fenner & Smith, Inc. Merrill Lynch Fin Data Services Attntion Service Team 4800 Deer Lake Drive E, 3rd Floor Jacksonville, FL 32246-6484	C	1,874,085.0740	12.66%
American Enterprise Investment Services PO Box 9446 Minneapolis, MN 55440-9446	C	880,450.8040	5.95%
Morgan Stanley Smith Barney House Account 700 Red Brook Blvd. Owings Mills, MD 21117-5184	C	841,948.3010	5.69%
Prudential Investment Mgt. Service FBO Mutual Fund Cleitns Attn: Pruchoice Unit 3 Gateway Cetner, Floor 10 100 Mulberry Street Newark, NJ 07102-4056	I	5,970,793.9750	21.79%
Patterson & Co. Comnibus Cash/Cash 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	I	2,460,972.8680	8.98%
Donald C. Carter 6 Lagomar Rd. Palm Beach, FL 33480-5101	I	1,697,152.6540	6.19%
Charles Schwab Co., Inc. Special Custody Account For Exclusive Benefit Of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	Investor	63,894,551.8560	33.45%

Evergreen Intermediate Municipal Bond Fund
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger
MLPF & S For The Sole Benefit Of Its Customers Attn: Fund Admin 4800 Deer Lake Dr. E, 2nd Floor Jacksonville, FL 32246-6484	A	82,225.7940	14.56%
Prudential Investment Mgmt. Services FBO Mutual Fund Clients Mail Stop NJ 05-11-20 100 Mulberry Street 3 Gateway Center, Floor 11 Newark, NJ 07102-4000	A	30,611.3950	5.42%
None	B	None	None
MLPF & S For The Sole Benefit Of Its Customers Attn: Fund Admin 4800 Deer Lake Dr. E, 2nd Floor Jacksonville, FL 32246-6484	C	43,764.3040	18.83%
Wachovia Bank Cash Acct. Attn: Trust Operations Fund Group 401 S Tryon Street, 3rd Floor, CMG 1151 Charlotte, NC 28202-1934	I	2,306,520.5270	76.00%
First Clearing, LLC Barbara S. White Trust Barbara S. White TTEE UA 4482 Little Johns PL. Youngstown, OH 44511	IS	8,884.7430	6.09%

Wells Fargo Advantage Intermediate Tax/AMT-Free Fund
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger
Charles Schwab Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	A	2,723,483.3170	16.14%
Morgan Stanley Smith Barney House Account 700 Red Brook Blvd. Owings Mills, MD 21117-5184	C	197,073.6260	9.68%
American Enterprise Investment Services PO Box 9446 Minneapolis, MN 55440-9446	C	153,036.5720	7.52%
MLPF & S For The Sole Benefit Of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Drive E, 3rd Floor Jacksonville, FL 32246-6484	C	122,348.6690	6.01%
SEI Private Trust Company FBO Hale & Dorr LLP One Freedom Valley Drive Oaks, PA 19456-9989	I	467,650.0130	20.49%
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	I	345,311.4400	15.13%
c/o Silverbridge SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	I	333,652.2890	14.62%
Ameritrade Inc. PO Box 2226 Omaha, NE 68103-2226	I	224,570.9480	9.84%
Wells Fargo Bank, NA FBO Brad Allen FLP-IMA PO Box 1533 Minneapolis, MN 55480-1533	I	130,000.0000	5.70%
Patterson & Co. FBO Network Omnibus Cash Cash Cash 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	I	129,199.3380	5.66%
Charles Schwab Co., Inc. Special Custody Account For Exclusive Benefit Of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	Investor	23,900,263.9430	53.80%
Edward D. Jones & Co. Attn: Mutual Fund Shareholder Accounting 201 Progress Pkwy. Maryland Hts., MO 63043-3003	Administrator	9,108,152.3040	86.79%
Prudential Investment Mgmt. Service FBO Mutual Fund Clients Attn: Pruchoice Unit 3 Gateway Center, 10th Floor 100 Mulberry Street Newark, NJ 07102-4056	Administrator	838,325.7970	7.99%

Evergreen High Income Municipal Bond Fund
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger
MLPF & S For The Sole Benefit Of Its Customers Attn: Fund Admin 4800 Deer Lake Dr. E, 2nd Floor Jacksonville, FL 32246-6484	A	870,856.0740	5.88%
Citigroup Global Markets, Inc. House Account Attn: Peter Booth, 7th Floor 333 West 34 Street New York, NY 10001-2402	A	742,223.2760	5.01%
None	B	None	None
MLPF & S For The Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Dr. E, 2nd Floor Jacksonville, FL 32246-6484	C	211,729.4810	8.66%
Citigroup Global Markets, Inc. House Account Attn: Peter Booth, 7th Floor 333 West 34 Street New York, NY 10001-2402	C	157,749.4850	6.45%
Wachovia Bank Trust Accounts Attn: Ginny Batten 11th Floor, CMG-1151 301 S Tryon Street Charlotte, NC 28282-1915	I	1,094,848.0490	68.72%
Prudential Investment Mgmt. Services For The Benefit of Mutual Fund Clients Mail Stop NJ 05-11-20 100 Mulberry Street 3 Gateway Center, Floor 11 Newark, NJ 07102-4000	I	136,255.5620	8.55%

Evergreen Municipal Bond Fund
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger
MLPF & S For The Sole Benefit Of Its Customers Attn: Fund Admin 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	A	6,600,313.5820	5.70%
MLPF & S For The Sole Benefit Of Its Customers Attn: Fund Admin 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	B	299,912.2900	6.75%
Citigroup Global Markets, Inc. House Account Attn: Peter Booth, 7th Floor 333 West 34th Street New York, NY 10001-2402	B	223,746.6840	5.04%
MLPF & S For The Sole Benefit Of Its Customers Attn: Fund Admin 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	C	1,765,708.0330	17.98%
Citigroup Global Markets, Inc. House Account Attn: Peter Booth, 7th Floor 333 West 34th Street New York, NY 10001-2402	C	763,964.3410	7.78%
Wachovia Bank Trust Accounts 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	I	41,662,582.6620	73.98%
Wachovia Bank Cash/Reinvest Account 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	I	5,117,299.4520	9.09%

Wells Fargo Advantage Municipal Bond Fund
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger
American Enterprise Investment Services PO Box 9446 Minneapolis, MN 55440-9446	A	7,527,786.4540	21.55%
American Enterprise Investment Services PO Box 9446 Minneapolis, MN 55440-9446	B	79,926.6660	18.34%
Merrill Lynch Pierce Fenner & Smith For The Sole Benefit Of Its Customers Attn: Fund Admin 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	C	392,928.4330	14.26%
American Enterprise Investment Services PO Box 9446 Minneapolis, MN 55440-9446	C	188,188.0270	6.83%
First Clearing, LLC 2801 Market Street Saint Louis, MO 63103-2523	I	281,825.6810	59.97%
Patterson & Co. Omnibus Cash/Cash 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	I	93,907.2990	19.98%
First Clearing, LLC 2801 Market Street Saint Louis, MO 63103-2523	I	30,863.5770	6.57%
Charles Schwab Co., Inc. Special Custody Account For Exclusive Benefit Of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	Investor	4,840,936.5780	14.64%
PFPC, Inc. FBO Morningstar MP Clients 760 Moore Rd. King Of Prussia, PA 19406-1212	Investor	3,487,867.7910	10.55%
Wells Fargo Bank NA FBO Tax Free Income Fund I Attn: Mutual Fund Ops PO Box 1533 Minneapolis, MN 55480-1533	Administrator	13,991,655.1490	70.35%
Wells Fargo Bank NA FBO Tax Free Income Fund I Attn: Mutual Fund Ops PO Box 1533 Minneapolis, MN 55480-1533	Administrator	1,406,295.6690	7.07%

Evergreen California Municipal Bond Fund
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger
None	A	None	None
Pershing, LLC PO Box 2052 Jersey City, NJ 07303-2052	B	9,208.1030	19.19%
American Enterprise Investment Services PO Box 9446 Minneapolis, MN 55440-9446	B	6,316.2150	13.16%
Fist Clearing, LLC Victor Naujokas & Mary P. Naujokas JTWROS 118 S Connie Cir. Anaheim, CA 92806-3832	B	4,756.6600	9.91%
First Clearing, LLC Gail W. N. Cooper Trust Gail W. N. Cooper Trustee 10700 Wheat First Drive Glen Allen, VA 23060-9243	B	4,754.2410	9.91%
First Clearing, LLC Christyn-Marie D. Kidwell 5967 E Nevada Ave. Fresno, CA 93727-3549	B	4,678.0810	9.75%
Wells Fargo Investments, LLC 625 Marquette Ave. S 13th Floor Minneapolis, MN 55402-2323	B	3,432.9700	7.15%
George E. Brownell Trustee By George E. Brownell 19210 Pacific Coast Hwy. Mailbu, CA 90265-5408	B	3,287.6930	6.85%
MLPF&S For The Sole Benefit Of Its Customers Attn: Fund Admin 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	C	78,633.2530	25.39%
LPL Financial Services 9785 Towne Centre Drive San Diego, CA 92121-1968	C	36,939.7320	11.93%
Wells Fargo Investments, LLC 608 Second Avenue South, 8th Floor Minneapolis, MN 55402-1927	C	30,594.5690	9.88%
First Clearing, LLC Residual Trust of the NEE/LME 8521 Sheffield Rd. San Gabriel, CA 91775-1826	C	24,062.9520	7.77%
Wachovia Bank Trust Accounts Attn: Ginny Batten 11th Floor, CMG-1151 301 S Tryon Street Charlotte, NC 28282-1915	I	334,536.6580	30.55%
SEI Private Trust Company c/o Union Bank One Freedom Valley Drive Oaks, PA 19456-9989	I	211,019.5430	19.27%
Prudential Investments Mgmt. Services For The Benefit of Mutual Fund Clients Mail Stop NJ 05-11-20 100 Mulberry Street 3 Gateway Center, Floor 11 Newark, NJ 07102-4000	I	94,595.6080	8.64%
SEI Private Trust Company c/o Union Bank One Freedom Valley Drive Oaks, PA 19456-9989	I	82,791.7820	7.56%
Patricia Hetter Kelso Trust Louis & Patricia Kelso Trust 872 North Point San Francisco, CA 94109-1228	I	71,880.8420	6.57%
SEI Private Trust Company c/o Union Bank One Freedom Valley Drive Oaks, PA 19456-9989	I	70,491.1150	6.44%

Wells Fargo Advantage California Tax-Free Fund
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger
None	A	None	None
None	B	None	None
Morgan Stanley Smith Barney House Account 700 Red Brook Blvd. Owings Mills, MD 21117-5184	C	200,236.4780	6.52%
MLPF & S For The Sole Benefit Of Its Customers Attn: Fund Admin 4800 Deer Lake Drive E, 3rd Floor Jacksonville, FL 32246-6484	C	173,316.7480	5.64%
Wells Fargo Bank NA, FBO Wells Fargo CA Tax-Free Bd. Fd. Cl. I Attn: Mutual Fund Operations PO Box 1533 Minneapolis, MN 55480-1533	Administrator	4,339,531.0450	36.12%
Wells Fargo Investments, LLC 625 Marquette Ave. S, 13th Floor Minneapolis, MN 55402-2323	Administrator	3,941,565.7220	32.81%

Evergreen U.S. Government Fund
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger
None	A	None	None
MLPF & S For The Sole Benefit Of Its Customer Attn: Fund Admin 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	B	157,147.5110	14.65%
Citigroup Global Markets, Inc. House Account Attn: Peter Booth, 7th Floor 333 West 34th Street New York, NY 10001-2402	B	68,055.1520	6.34%
American Enterprise Investment Services PO Box 9446 Minneapolis, MN 55440-9446	B	66,452.8800	6.195
MLPF & S For The Sole Benefit Of Its Customer Attn: Fund Admin 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	C	255,044.6740	16.86%
US Bank FBO Executive Benefit Group PO Box 1787 Milwaukee, WI 53201-1787	I	10,170,177.9190	75.94%
CAPINCO c/o US Bank PO Box 1787 Milwaukee, WI 53201-1787	I	1,409,793.0220	10.53%
Wachovia Bank 401K Accounts 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	I	1,278,618.2290	9.55%

Wells Fargo Advantage Government Securities Fund
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger
Charles Schwab & Co., Inc. Special Custody Account For Exclusive Benefit Of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	A	2,457,833.7070	15.04%
NFS, LLC FEBO State Street Bank Trust Co. TTEE Various Retirement Plans 41 Manhattanville Rd. Purchase, NY 10577-2139	A	1,066,402.9420	6.53%
American Enterprise Investment Services PO Box 9446 Minneapolis, MN 55440-9446	B	14,807.3830	6.38%
NFS, LLC FEBO Helen Nakano TTEE Helen Nakano Survivor Trust 589 Casserly Rd. Watsonville, CA 95076-9772	B	13,986.6720	6.03%
Merrill Lynch Pierce Fenner & Smith, Inc. Merrill Lynch Fin Data Services Attntion Service Team 4800 Deer Lake Drive E, 3rd Floor Jacksonville, FL 32246-6484	C	1,394,067.1120	50.15%
Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	C	145,738.7230	5.24%
Wells Fargo Advantage Wealthbuilder Conservative Allocation Portfolio 525 Market Street, Floor 12 San Francisco, CA 94005-2720	I	6,712,606.1690	16.58%
Wells Fargo Advantage Wealthbuilder Growth Balanced Portfolio 525 Market Street, Floor 12 San Francisco, CA 94005-2720	I	6,649,513.4790	16.42%
Wells Fargo Advantage Wealthbuilder Moderate Balanced Portfolio 525 Market Street, Floor 12 San Francisco, CA 94005-2720	I	5,707,999.2860	14.10%
National Financial Services Corp. For Exclusive Benefit Of Our Customers AttnL Mutual Funds Dept., 5th Floor One World Financial Center 200 Liberty Street New York, NY 10281-1003	I	3,665,740.3540	9.05%
Wells Fargo Bank NA FBO Retirement Plan Services PO Box 1533 Minneapolis, MN 55480-1533	I	3,562,546.2140	8.80%
Edvest Wells Fargo Agressive Portfolio 2700 Snelling Ave. N 3rd Floor, Suite 300 Saint Paul, MN 55113-1783	I	3,094,540.1520	7.64%
Edvest Wells Fargo Conservative Portfolio 2700 Snelling Ave. N 3rd Floor, Suite 300 Saint Paul, MN 55113-1783	I	2,327,588.2430	5.75%
Merrill Lynch Pierce Fenner & Smith, Inc. Merrill Lynch Fin Data Services Attntion Service Team 4800 Deer Lake Drive E, 3rd Floor Jacksonville, FL 32246-6484	Investor	24,883,294.3630	24.42%
Charles Schwab & Co., Inc. Special Custody Account For Exclusive Benefit Of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	Investor	14,891,094.9400	14.61%
Citigroup Global Markets, Inc. 333 West 34th Street, 3rd Floor New York, NY 10001-2402	Investor	9,623,550.1370	9.44%
NFS, LLC FEBO FIIOC As Agent For Qualified Employee Benefit Plans (401k) Finopes-IC Funds 100 Magellan Way Covington, KY 41015-1987	Investor	6,323,535.9930	6.21%
Nationwide Trust Company FSB c/o IPS Portfolio Account PO Box 182029 Columbus, OH 43218-2029	Investor	6,208,814.3430	6.09%
Wells Fargo Bank NA FBO Omnibus Cash/Cash PO Box 1533 Minneapolis, MN 55480-1533	Administrator	9,944,167.0500	40.28%
Wells Fargo Bank NA WF-RPS-OMN Reinvest/Reinvest PO Box 1533 Minneapolis, MN 55480-1533	Administrator	4,084,899.7750	16.55%
Prudential Investment Mgmt. Service FBO Mutual Fund Clients Attn: Pruchoice Unit Mail Stop 05-11-20 100 Mulberry Street Newark, NJ 07102-4056	Administrator	3,635,602.4800	14.73%
Charles Schwab & Co., Inc. Special Custody Account Exclusively FBO The Customers 101 Montgomery Street San Francisco, CA 94104-4151	Administrator	2,085,426.2230	8.45%
Wells Fargo Bank NA FBO Omnibus Reinvest/Reinvest PO Box 1533 Minneapolis, MN 55480-1533	Administrator	1,664,146.5720	6.74%

Evergreen International Equity Fund
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger
Charles Schwab & Co., Inc. Specials Custody Account FBO Exclusive Benefit Of Customers Reinvest Acct. 101 Montgomery Street/Mutual Funds San Francisco, CA 94104	A	3,062,586.9000	8.51%
MLPF&S For The Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	A	2,502,993.2620	6.96%
MLPF&S For The Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	B	213,051.2320	6.65%
American Enterprise Investment Services PO Box 9446 Minneapolis, MN 55440-9446	B	185,804.4820	5.80%
MLPF&S For The Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	C	571,774.8460	10.89%
Citigroup Global Markets, Inc. House Account Attn: Peter Booth, 7th Floor 333 West 34th Street New York, NY 10001-2402	C	322,958.3720	6.15%
Wachovia Bank Trust Accounts 1525 W WT Harris Blvd. Charlotte, NC 28262-8522	I	34,731,508.8559	39.31%
Wachovia Bank 401(k) Accounts 1525 W WT Harris Blvd. Charlotte, NC 28262-8522	I	26,018,165.6380	29.45%
Wachovia Bank Trust Accounts 1525 W WT Harris Blvd. Charlotte, NC 28262-8522	I	10,970,110.1070	12.42%
Wachovia Bank Cash/Reinvest Account 1525 W WT Harris Blvd. Charlotte, NC 28262-8522	I	5,660,635.8880	6.41%
Hartford Life Insurance Co. Seperate Account Attn: UIT Operations PO Box 2999 Hartford, CT 06104-2999	R	277,004.8460	44.47%
MLPF&S For The Sole Benefit Of Its Customers Attn: Fund Administration 4800 Deer Lake Drive E, 2nd Floor Jacksonville, FL 32246-6484	R	255,266.6780	40.98%
Frontier Trust Company FBO Long Stanton Manufacturing Co. PSP PO Box 10758 Fargo, ND 58106-0758	R	46,265.4160	7.43%

Wells Fargo Advantage International Core Fund
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger
American Enterprise Investment Services PO Box 9446 Minneapolis, MN 55440-9446	A	21,988.2450	7.98%
Wells Fargo Investments, LLC 625 Marquette Ave. S, 13th Floor Minneapolis, MN 55402-2323	A	15,123.6950	5.49%
American Enterprise Investment Services PO Box 9446 Minneapolis, MN 55440-9446	B	33,535.9240	36.27%
American Enterprise Investment Services PO Box 9446 Minneapolis, MN 55440-9446	C	2,346.5790	7.38%
Wells Fargo Investments, LLC 625 Marquette Ave. S, 13th Floor Minneapolis, MN 55402-2323	C	2,067.5530	6.51%
First Clearing, LLC Betty R. Vine Trust BEN IRA 1635 Applewood Rd. Baton Rouge, LA 70808-5910	C	1,751.2610	5.51%
Prudential Investment Mgmt. Service FBO Mutual Fund Clients Attn: Purchoice Unit 3 Gateway Center, 10th Floor 100 Mulberry Street newark, NJ 07102-4056	Administrator	2,059.0550	27.43%
Wells Fargo Bank NA FBO Omnibus Cash/Cash PO Box 1533 Minneapolis, MN 55480-1533	Administrator	1,537.5160	20.48%
First Clearing, LLC Debra L. Smith & Toni M. Pack JT WROS 524 Sandcastle Rd. Franklin, TN 37069-7223	Administrator	1,421.3940	18.93%
Wells Fargo Funds Seeding Account 525 Market Street Dan Francisco, CA 94105	Administrator	985.7150	13.13%
Wells Fargo Investments, LLC 625 Marquette Ave. S, 13th Floor Minneapolis, MN 55402-2323	Administrator	688.0100	9.16%
Wells Fargo Investments, LLC 625 Marquette Ave. S, 13th Floor Minneapolis, MN 55402-2323	Administrator	480.9980	6.41%

FINANCIAL STATEMENTS

The audited financial highlights of each Target Fund and each Acquiring Fund for the last five fiscal years for which such information is available (as of the date of this prospectus/proxy statement) are incorporated by reference from the applicable Fund's prospectus. If available as of the effective date of the registration statement that includes this prospectus/proxy statement, the unaudited financial highlights for the six-month period following such fiscal year are included in Exhibit F. The Merger SAI incorporates by reference the following financial statements, including the financial highlights for the periods indicated therein and, with respect to audited financial statements, the reports of KPMG LLP, independent registered public accounting firm to each of the Target Funds and Acquiring Funds, thereon. The Merger SAI includes unaudited pro forma financial statements.

Fund Name	Financial Statements as of	Audited or Unaudited
Evergreen Equity Index Fund	7/31/09	Audited
Evergreen Fundamental Mid Cap Value Fund	7/31/09	Audited
Evergreen Mid Cap Growth Fund	9/30/09	Audited
Evergreen Short-Intermediate Municipal Bond Fund	5/31/09 11/30/09[1]	Audited Unaudited
Evergreen Intermediate Municipal Bond Fund	5/31/09 11/30/09[1]	Audited Unaudited
Evergreen High Income Municipal Bond Fund	5/31/09 11/30/09[1]	Audited Unaudited
Evergreen Municipal Bond Fund	5/31/09 11/30/09[1]	Audited Unaudited
Evergreen California Municipal Bond Fund	3/31/09 9/30/09[1]	Audited Unaudited
Evergreen U.S. Government Fund	4/30/09 10/31/09[1]	Audited Unaudited
Evergreen International Equity Fund	10/31/09	Audited
Wells Fargo Advantage Index Fund	9/30/09	Audited
Wells Fargo Advantage Mid Cap Disciplined Fund	10/31/09	Audited
Wells Fargo Advantage Mid Cap Growth Fund	10/31/09	Audited
Wells Fargo Advantage Short-Term Municipal Bond Fund	6/30/09 12/31/09[1]	Audited Unaudited
Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	6/30/09 12/31/09[1]	Audited Unaudited
Wells Fargo Advantage Municipal Bond Fund	6/30/09 12/31/09[1]	Audited Unaudited
Wells Fargo Advantage California Tax-Free Fund	6/30/09 12/31/09[1]	Audited Unaudited
Wells Fargo Advantage Government Securities Fund	5/31/09 11/30/09[1]	Audited Unaudited
Wells Fargo Advantage International Core Fund	9/30/09	Audited
1	The unaudited financial highlights for the six-month period ended on the date indicated above are provided in Exhibit F.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Acquiring Funds will be passed upon by Goodwin Procter LLP as counsel to the Acquiring Trust.

ADDITIONAL INFORMATION

Each Target Fund and Acquiring Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information including proxy material and charter documents with the SEC.

These items can be inspected and copies may be obtained at prescribed rates at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such filings may be available at the following Commission regional offices: 3 World Financial Center, Suite 400, New York, NY 10281-1022; 33 Arch Street, 23rd Floor, Boston, MA 02110-1424; 701 Market Street, Philadelphia, PA 19106-1532; 801 Brickell Ave., Suite 1800, Miami, FL 33131; 3475 Lenox Road, N.E., Suite 1000, Atlanta, GA 30326-1232; 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604; 1801 California Street, Suite 1500, Denver, CO 80202-2656; Burnett Plaza, Suite 1900, 801 Cherry Street, Unit 18, Fort Worth, TX 76102; 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648; and 44 Montgomery Street, Suite 2600, San Francisco, CA 94104.

Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Informational Services, SEC, Washington, D.C. 20549 at prescribed rates or by calling 1-202-551-8090.

Certificated Shares

In connection with the Merger, all issued and outstanding shares of the Target Fund, including certificated shares, will be canceled. The Acquiring Fund will not issue certificates representing its shares in connection with the Merger, and any certificated shares you possess will be considered on deposit as book entry shares of the Acquiring Fund. After the Merger, the certificates themselves will have no monetary value and should be destroyed.

If you hold certificated shares, we ask you to destroy the certificates. Please contact the Evergreen funds at our toll free number before you destroy the certificate so that we may gather some information from you that will assist us with this process. If you have physical certificates but cannot locate them, please contact us so that we may update our files with that information.

Legal Proceedings

The Evergreen funds, EIMC and certain of EIMC's affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC has reached final settlements with the SEC and the Securities Division of the Secretary of the Commonwealth of Massachusetts ("Commonwealth") primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund ("Ultra"). The claims settled include the following: first, that during the period February 2007 through Ultra's liquidation on June 18, 2008, Ultra's former portfolio management team failed to properly take into account readily available information in valuing certain non-agency residential mortgage-backed securities held by Ultra, resulting in Ultra's NAV being overstated during the period; second, that EIMC acted inappropriately when, in an effort to explain the decline in Ultra's NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, Evergreen Investment Services, Inc. ("EIS"), EIMC's affiliated broker-dealer, did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC has agreed to a payment of $41.125 million, up to $40.125 million of which will be distributed to eligible shareholders of Ultra pursuant to a methodology and plan approved by the regulators. EIMC neither admitted nor denied the regulators' conclusions.

In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, the Evergreen funds' former distributor, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in Ultra suffered losses as a result of (i) misleading statements in Ultra's registration statement and prospectus, (ii) the failure to accurately price securities in Ultra at different points in time and (iii) the failure of Ultra's risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

OTHER BUSINESS

The Trustees of your Target Fund do not intend to present any other business at the Meeting. If any other matters are properly presented at the Meeting for action by shareholders of a Target Fund, the persons named as proxies will vote in accordance with the views of management of the Target Fund.

THE TRUSTEES OF YOUR TARGET TRUST RECOMMEND APPROVAL OF THE PLAN WITH RESPECT TO YOUR FUND. ANY PROPERLY EXECUTED PROXY CARDS RECEIVED WITHOUT INSTRUCTIONS WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

April 14, 2010

Instructions for Executing Proxy Card

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION CORPORATE ACCOUNTS	VALID SIGNATURE
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage-paid envelope.

OTHER WAYS TO VOTE YOUR PROXY

VOTE BY TELEPHONE:

1. Read the prospectus/proxy statement and have your proxy card at hand.
2. Call the toll-free number on your proxy card.

VOTE BY INTERNET:

1. Read the prospectus/proxy statement and have your proxy card at hand.
2. Go to the Web site indicated on your proxy card and follow the voting instructions.

The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Please note that, although there is no charge to you for voting by telephone or electronically through the Internet associated with this prospectus/proxy statement, there may be costs associated with electronic access, such as usage charges from Internet service providers and telephone companies, that must be borne by the shareholders.

Voting by telephone or Internet is generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about voting, please call The Altman Group, our proxy solicitor, at (800) 499-8519 (toll free).

Exhibit A

Agreements and Plans of Reorganization

THE STANDARD PLAN

WELLS FARGO FUNDS TRUST

WELLS FARGO VARIABLE TRUST

EVERGREEN EQUITY TRUST

EVERGREEN FIXED INCOME TRUST

EVERGREEN INTERNATIONAL TRUST

EVERGREEN MONEY MARKET TRUST

EVERGREEN MUNICIPAL TRUST

EVERGREEN SELECT EQUITY TRUST

EVERGREEN SELECT FIXED INCOME TRUST

EVERGREEN SELECT MONEY MARKET TRUST

EVERGREEN VARIABLE ANNUITY TRUST

AGREEMENT AND PLAN OF REORGANIZATION

Dated as of March 1, 2010

This AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") is made as of this March 1, 2010, by and among Wells Fargo Funds Trust and Wells Fargo Variable Trust (each a "WFA Fund Trust"), each a Delaware statutory trust, for itself and with respect to each of its series that is an Acquiring Fund, as defined below, or a Target Fund, as defined below, each WFA Fund Trust, Acquiring Fund and Target Fund acting on its own behalf separately from all of the other parties hereto and not jointly or jointly and severally with any other party hereto; Evergreen Equity Trust, Evergreen Fixed Income Trust, Evergreen International Trust, Evergreen Money Market Trust, Evergreen Municipal Trust, Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust, Evergreen Select Money Market Trust and Evergreen Variable Annuity Trust (each an "Evergreen Fund Trust"), each a Delaware statutory trust, for itself and with respect to each of its series that is a Target Fund, as defined below, each Evergreen Fund Trust and Target Fund acting on its own behalf separately from all of the other parties hereto and not jointly or jointly and severally with any other party hereto; as to Section 17 of this Plan only, Wells Fargo Funds Management, LLC ("Wells Fargo Funds Management"), the investment adviser to each series of each WFA Fund Trust; and as to Section 17 of this Plan only, Evergreen Investment Management Company, LLC ("EIMC"), the investment adviser to each series of each Evergreen Fund Trust;

WHEREAS, the WFA Fund Trusts and the Evergreen Fund Trusts are open-end management investment companies registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, Wells Fargo Funds Management and EIMC are "affiliated persons" of each other under Section 2(a)(3)(C) of the 1940 Act due to their common ownership;

WHEREAS, the parties desire that each Acquiring Fund acquire all of the Assets of its Corresponding Target Fund, as defined below, in return for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the Liabilities of the Corresponding Target Fund; and that such shares of the Acquiring Fund be distributed to the shareholders of the Corresponding Target Fund in connection with the liquidation and termination of the Corresponding Target Fund (each transaction between an Acquiring Fund and its Corresponding Target Fund, a "Reorganization");

WHEREAS, this Plan contemplates multiple Reorganizations but is intended to have effect in respect of each Reorganization as a separate agreement and plan of reorganization between an Acquiring Fund and one Corresponding Target Fund and is to be read and interpreted accordingly;

WHEREAS, each Acquiring Fund and each WFA Fund Trust acting for itself and on behalf of such Acquiring Fund, and each Target Fund and each Selling Fund Trust acting for itself and on behalf of such Target Fund, is acting separately from all of the other parties and their series, as applicable, and not jointly or jointly and severally with any other party;

WHEREAS, without limiting the foregoing, references in this Plan to "the WFA Fund Trust" and "the Selling Fund Trust" or otherwise to parties to this Plan shall be references only to the WFA Fund Trust or the Selling Fund Trust whose series are engaged in any specific Reorganization transaction; and

WHEREAS, the parties intend that each Reorganization qualify as a "reorganization," within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that each Acquiring Fund and its Corresponding Target Fund will be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

NOW, THEREFORE, in accordance with the mutual promises described herein, the parties agree as follows:

1. Definitions.

The following terms shall have the following meanings:

1933 Act	The Securities Act of 1933, as amended.
1934 Act	The Securities Exchange Act of 1934, as amended.
Acquiring Class

The class of shares of an Acquiring Fund that a WFA Fund Trust will issue to a Target Fund in respect of the Assets and Liabilities of the Target Fund attributable to the Corresponding Target Class, as set forth in Annex A.

Acquiring Fund	Each Fund listed in the column entitled "Acquiring Fund" in Annex A.
Acquiring Fund Financial Statements

The audited financial statements of an Acquiring Fund for its most recently completed fiscal year together with the unaudited financial statements of the Acquiring Fund for any semi-annual period completed since the end of the most recently completed fiscal year, in each case to the extent available.

Active Reorganization	Each Reorganization set forth in the Active Reorganization Table on Annex A.
Annex A	Annex A to this Plan, as it may be amended from time to time.
Assets

All property and assets of any kind and all interests, rights, privileges and powers of or attributable to a Fund, whether or not determinable at the appropriate Effective Time and wherever located. Assets include, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and interest receivables and receivables for shares sold) owned by a Fund and any deferred or prepaid expense shown as an asset on such Fund's books.

Assets List	A list of securities and other Assets of or attributable to a Fund as of the date provided.
Board	The Board of Trustees of a WFA Fund Trust or an Evergreen Fund Trust.
Closing Date

The closing date for each Reorganization listed in the column entitled "Closing Date" in Annex A or such other date as the parties may agree to in writing, including any postponements described in the definition of Valuation Time.

Corresponding Acquiring Class	The Acquiring Fund share class set forth opposite a Target Class in Annex A.
Corresponding Acquiring Fund	The Acquiring Fund set forth opposite a Target Fund in Annex A.
Corresponding Target Class	The Target Fund share class set forth opposite an Acquiring Class in Annex A.
Corresponding Target Fund	The Target Fund set forth opposite an Acquiring Fund in Annex A.
Effective Time	9:00 a.m. Eastern Time on the business day following the Closing Date of a Reorganization, or such other time and date as the parties may agree to in writing.
Fund	An Acquiring Fund or a Target Fund.
HSR Act	The Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
Liabilities

All liabilities of, or allocated or attributable to, a Fund, whether known or unknown, accrued or unaccrued, absolute or contingent, conditional or fixed, matured or unmatured. For clarity and without limitation, the Liabilities of a Target Fund of an Evergreen Fund Trust include all of its present or future obligations (or the obligations of any Evergreen Fund Trust relating to the Target Fund) under or in respect of deferred compensation and as to indemnification (including without limitation with respect to any action, suit, or proceeding, whether or not currently pending or threatened).

Material Agreements	The agreements set forth in Schedule A, as it may be amended from time to time.
Reorganization Documents

With respect to an Acquiring Fund, such bills of sale, assignments, and other instruments of transfer as the WFA Fund Trust in question reasonably deems necessary or desirable to effect any Corresponding Target Fund's transfer of all of its rights and title to and interest in its Assets to the Acquiring Fund. With respect to a Target Fund, such instruments of assumption, instruments of transfer, and other documents as the Selling Fund Trust in question reasonably deems necessary or desirable to effect the Corresponding Acquiring Fund's assumption of all of the Target Fund's Liabilities.

Schedule A	Schedule A to this Plan, as it may be amended from time to time.
Selling Fund Trust	Each WFA Fund Trust and Evergreen Fund Trust that has a Target Fund as a series.
Shell Acquiring Fund	Each Acquiring Fund set forth in the "Shell Reorganization Table" in Annex A.
Shell Reorganization	Each Reorganization set forth in the Shell Reorganization Table in Annex A.
Target Class	The Target Fund share class set forth opposite an Acquiring Class in Annex A.
Target Fund	Each Fund listed in the column entitled "Target Fund" in Annex A.
Target Fund Financial Statements

The audited financial statements of a Target Fund for its most recently completed fiscal year together with the unaudited financial statements of the Target Fund for any semi-annual period completed since the end of the most recently completed fiscal year, in each case to the extent available.

Valuation Time

With respect to each Reorganization, the last time on the Closing Date, or such other time and date as the parties may agree to in writing, when a WFA Fund Trust determines the net asset value of the shares of the Acquiring Fund as set forth in the Acquiring Fund's registration statement on Form N-1A. In the event the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund shall be closed to trading, or trading thereon shall be restricted or trading or the reporting of trading on the New York Stock Exchange or other primary trading market shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or any Target Fund is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored. In such event, the Effective Time shall automatically be postponed so that it occurs on the first business day after the Valuation Time.

2. Regulatory Filings. For each Reorganization, the WFA Fund Trust whose series is the Acquiring Fund shall prepare and file any required filings including, without limitation, filings with state or foreign securities regulatory authorities in connection with the Reorganization, and each Selling Fund Trust whose series is a Corresponding Target Fund shall assist the WFA Fund Trust in preparing any such required filings.

3. Transfer of Target Fund Assets. Each Selling Fund Trust, with respect to each of its series that is a Target Fund, and each WFA Fund Trust, with respect to each of its series that is an Acquiring Fund, shall take the following steps with respect to each Reorganization involving that Target Fund or Acquiring Fund:

(a) Within a reasonable time prior to the Closing Date, the Target Fund shall provide, if requested, its Assets List to its Corresponding Acquiring Fund. The Target Fund may sell any investment on the Assets List prior to the Valuation Time. After the Target Fund provides the Assets List, the Target Fund will notify its Corresponding Acquiring Fund of its purchase or incurrence of additional investments or of any additional encumbrances, rights, restrictions or claims not reflected on the Assets List, within a reasonable time period after such purchase or incurrence. Within a reasonable time after receipt of the Assets List and prior to the Closing Date, the Corresponding Acquiring Fund will advise the Target Fund in writing of any investments shown on the Assets List that the Corresponding Acquiring Fund has reasonably determined to be impermissible or inconsistent with the investment objective, policies and restrictions of the Corresponding Acquiring Fund.

(b) The Selling Fund Trust shall assign, transfer, deliver and convey the Target Fund's Assets to its Corresponding Acquiring Fund at the Reorganization's Effective Time. In exchange for the transfer of the Assets, the Corresponding Acquiring Fund shall simultaneously assume the Target Fund's Liabilities and issue and deliver to the Target Fund full and fractional shares of beneficial interest of each Acquiring Class. The Corresponding Acquiring Fund shall determine the number of shares of each Acquiring Class to issue by dividing the value of the Assets net of Liabilities attributable to its Corresponding Target Class by the net asset value of one Acquiring Class share. Based on this calculation, the Corresponding Acquiring Fund shall issue shares of beneficial interest of each Acquiring Class with an aggregate net asset value equal to the value of the Assets net of Liabilities of the Corresponding Target Class. The Corresponding Acquiring Fund shall then accept the Target Fund's Assets and assume the Target Fund's Liabilities such that at and after the Effective Time (i) all of the Target Fund's Assets shall become and be Assets of its Corresponding Acquiring Fund and (ii) all of the Target Fund's Liabilities at the Effective Time shall attach to the Corresponding Acquiring Fund, and be enforceable against the Corresponding Acquiring Fund to the same extent as if initially incurred by the Corresponding Acquiring Fund.

(c) The parties shall determine the net asset value of the Acquiring Fund shares to be delivered, and the value of the Assets to be conveyed net of Liabilities, as of the Valuation Time in accordance with the applicable WFA Fund Trust's current valuation procedures as described in the then-current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund. For money market funds, the net asset value of the Acquiring Fund shares to be delivered, and the value of the Assets to be conveyed net of Liabilities, will be calculated using the amortized cost valuation procedures approved by the Board of the WFA Fund Trust, as described in the then-current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund. The parties shall make all computations to the fourth decimal place or such other decimal place as the parties may agree to in writing.

(d) The Selling Fund Trust shall cause its custodian to transfer the Target Fund's Assets with good and marketable title to the account of its Corresponding Acquiring Fund. The Selling Fund Trust shall also cause its custodian to transfer all cash in the form of immediately available funds. In addition, the Selling Fund Trust shall cause its custodian to transfer any Assets that were not transferred to the Acquiring Fund's account at the Effective Time to the Acquiring Fund's account at the earliest practicable date thereafter.

4. Liquidation and Termination of Target Funds, Registration of Shares and Access to Records. Each Selling Fund Trust, with respect to each of its series that is a Target Fund, and each WFA Fund Trust, with respect to each of its series that is an Acquiring Fund, shall take the following steps with respect to each Reorganization involving that Target Fund or Acquiring Fund:

(a) At or as soon as is reasonably practical after the Effective Time, the Selling Fund Trust shall distribute to shareholders of record of each Target Class the shares of beneficial interest of its Corresponding Acquiring Class pro rata on the basis of the shares of the Target Class owned by such shareholders. Each shareholder also shall have the right to receive, at or as soon as practicable after the Effective Time, any unpaid dividends or other distributions that the Selling Fund Trust may have declared with respect to the Target Class shares. The WFA Fund Trust shall record on its books the ownership by the Target Fund shareholders of the Corresponding Acquiring Fund shares. The WFA Fund Trusts do not issue certificates representing the Acquiring Fund shares, and shall not be responsible for issuing certificates to shareholders of the Target Funds. The Selling Fund Trust shall wind up the affairs of the Target Fund and shall take all steps as are necessary and proper to dissolve, liquidate and terminate the Target Fund and the Selling Fund Trust (to the extent it is an Evergreen Fund Trust) in accordance with applicable law and regulations and its Declaration of Trust and By-Laws, as soon as is reasonably practicable after the Effective Time.

(b) At and after the Closing Date, the Selling Fund Trust, with respect to the Target Fund, shall provide the applicable WFA Fund Trust, with respect to the Corresponding Acquiring Fund, and its transfer agent with immediate access to: (i) all of its records containing the names, addresses and taxpayer identification numbers of all of the Target Fund's shareholders and the number and percentage ownership of the outstanding shares of the Target Class owned by each shareholder immediately prior to the Effective Time; and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) in the possession or control of the Selling Fund Trust relating to the Target Fund shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Any payments made to service providers in connection with such direction shall be borne by both Wells Fargo Funds Management and EIMC pursuant to Section 17 of this Plan. As soon as practicable following the Reorganization, the Selling Fund Trust shall deliver all books and records with respect to the Target Fund in its possession or control, including books and records showing the ownership of all of the issued and outstanding shares of each Target Class, to the WFA Fund Trust, and the WFA Fund Trust shall thereafter have the responsibility to preserve and maintain, or to cause its service providers to preserve and maintain, all such records received by it in accordance with Section 31 of, and Rule 31a-1 and 31a-2 under, the 1940 Act.

5. Representations, Warranties and Agreements of a Selling Fund Trust. Each Selling Fund Trust, for itself and with respect to each of its series that is a Target Fund, separately and not jointly, represents and warrants to, and agrees with, the applicable WFA Fund Trust in any Reorganization involving such Target Fund, as follows:

(a) The Selling Fund Trust is a statutory trust, duly created, validly existing and in good standing under the laws of the State of Delaware. The Board of the Selling Fund Trust duly established and designated the Target Fund as a series of the Selling Fund Trust and each Target Class as a class of the Target Fund. The Selling Fund Trust is an open-end management investment company registered with the SEC under the 1940 Act, and such registration is in full force and effect.

(b) The Selling Fund Trust has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and Assets, to carry on its business as now being conducted and as described in its currently effective registration statement on Form N-1A as filed with the SEC, to enter into this Plan and to consummate the transactions contemplated herein.

(c) The Board of the Selling Fund Trust has duly authorized the execution and delivery of this Plan and approved the performance of the transactions contemplated herein. Duly authorized officers of the Selling Fund Trust have executed and delivered this Plan. This Plan represents a valid and binding obligation of the Selling Fund Trust with respect to the Target Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan do not, and the consummation of the transactions contemplated by this Plan will not, violate any law or regulation applicable to the Selling Fund Trust, the Declaration of Trust or By-Laws of the Selling Fund Trust or any agreement, indenture, instrument, contract or other undertaking to which the Selling Fund Trust is a party or by which it is bound. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Selling Fund Trust of the transactions contemplated by this Plan, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and insurance, securities or blue sky laws of any U.S. state or the District of Columbia or Puerto Rico.

(d) The Target Fund has qualified and met the requirements for treatment as a "regulated investment company" under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of each taxable year since the commencement of its operations, and will continue to so qualify until the Effective Time and has computed (or will compute) its federal income tax liability, if any, under Sections 852 and 4982 of the Code.

(e) The Selling Fund Trust has duly authorized and validly issued all of the issued and outstanding shares of the Target Fund and all of those shares are, and on the Closing Date will be, validly outstanding, fully paid and non-assessable, and were and will have been offered for sale and sold in conformity, in all material respects, with the registration or qualification requirements of all applicable federal and state securities laws. There are, and will be as of the Closing Date, no outstanding options, warrants or other rights to subscribe for or purchase any Target Fund shares, nor are there outstanding any securities convertible into Target Fund shares.

(f) The Selling Fund Trust with respect to the Target Fund is, and at the Effective Time will be, in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the 1940 Act, the 1933 Act, the 1934 Act and all applicable state securities laws, and from the date of this Plan through the Closing Date will comply in all material respects with all newly adopted rules and regulations under the 1940 Act on or before their compliance dates. The Selling Fund Trust with respect to the Target Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the registration statement on Form N-1A as currently in effect in respect of it. The value of the net assets of the Target Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the policies of such Target Fund, except as has been disclosed to its Corresponding Acquiring Fund.

(g) Except as otherwise provided herein, the Selling Fund Trust shall operate the business of the Target Fund in the ordinary course between the date hereof and the Effective Time, it being agreed that such ordinary course of business will include, without limitation: (i) the declaration and payment of dividends and distributions pursuant to standard dividend and distribution policies approved by such Target Fund's Board prior to the date of this Plan or otherwise in the ordinary course of business, (ii) the declaration and payment of any other dividends and distributions deemed advisable by the Target Fund after consultation with its Corresponding Acquiring Fund in anticipation of the Reorganization, including the declaration and payment of dividends necessary to avoid a fund-level tax for the taxable year ending on the Closing Date and, as applicable, any prior taxable year in respect of which such Target Fund is eligible as of the Closing Date to declare a "spillback" dividend under Section 855 of the Code, and (iii) the taking of any other commercially reasonable action in anticipation of the Reorganization (and obtaining such additional "run off" insurance coverage as the Selling Fund Trust's Board may approve, and selling assets for purposes of recognizing taxable gains to offset tax-loss carryforwards).

(h) At the Effective Time, the Selling Fund Trust with respect to the Target Fund will have good and marketable title to its Assets and full right, power and authority to assign, transfer, deliver and convey such Assets.

(i) The Target Fund Financial Statements fairly present the financial position of the Target Fund as of the date indicated. The Target Fund Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied.

(j) To the knowledge of the Selling Fund Trust, except as has been disclosed to its Corresponding Acquiring Fund, the Target Fund has no material Liabilities, whether or not determined or determinable, other than: 1) Liabilities disclosed or provided for in the Target Fund Financial Statements; and 2) Liabilities incurred in the ordinary course of business subsequent to the Target Fund Financial Statements. The Target Fund does not have any Liabilities to any service provider of the Selling Fund Trust for fees previously waived or deferred by such service provider.

(k) Except as has been disclosed to its Corresponding Acquiring Fund: (i) the Selling Fund Trust does not know of any claims, actions, suits, inquiries, investigations or proceedings of any type pending or threatened against the Selling Fund Trust in respect of the Target Fund, the Target Fund or their Assets or businesses, or against any investment adviser or principal underwriter of the Target Fund relating to the services such adviser or underwriter provides to the Target Fund; and (ii) the Selling Fund Trust does not know of any facts that it currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, inquiry, investigation or proceeding against the Selling Fund Trust in respect of the Target Fund, the Target Fund or their Assets or businesses, or against any investment adviser or principal underwriter of the Target Fund relating to the services such adviser or underwriter provides to the Target Fund. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts. Except as has been disclosed to its Corresponding Acquiring Fund, the Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect in a material manner, its financial condition, results of operations, business, properties or Assets or the Target Fund's ability to consummate the transactions contemplated by this Plan.

(l) All contracts and agreements other than an Evergreen Fund Trust's Agreement and Declaration of Trust and Bylaws, each as amended, that are material to the Target Fund's business and to which the Selling Fund Trust is a party or by which it is bound, in each case, in respect of the Target Fund, are listed on Schedule A. Except as has been disclosed to its Corresponding Acquiring Fund, no material default has occurred and is continuing in respect of the Target Fund under any such contract or agreement.

(m) The Selling Fund Trust has timely filed all tax returns in respect of the Target Fund for all of its taxable years to and including its most recent taxable year required to be filed on or before the date of this Plan, has paid all taxes payable pursuant to such returns, and has made available to the Corresponding Acquiring Fund all of the Target Fund's previously filed tax returns. To the knowledge of the Selling Fund Trust, no such tax return has been or is currently under audit, and no assessment has been asserted with respect to any return. The Selling Fund Trust will file all of the Target Fund's tax returns (and pay any taxes due thereon) for all of its taxable periods ending on or before the Closing Date not previously filed on or before their due dates (taking account of any valid extensions thereof).

(n) Since the date of the most recent Target Fund Financial Statements, there has been no material adverse change in the financial condition, business, properties or Assets of the Target Fund. For purposes of this provision, the effects of investment underperformance, negative investment performance or net redemptions shall not, individually or in the aggregate, be deemed to give rise to any such change.

(o) The current prospectus and statement of additional information, each as supplemented, of the Target Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(p) Any information provided in writing by the Selling Fund Trust in respect of the Target Fund or by the Target Fund for use, to the extent applicable, in a WFA Fund Trust's registration statement on Form N-14 relating to the Reorganization (the "Registration Statement"), does not, and from the date provided through and until the date of the shareholder meeting will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(q) The Target Fund shall issue and deliver or cause its custodian to issue and deliver to the Secretary of the WFA Fund Trust a certificate identifying the Assets of the Target Fund held by it as of the Valuation Time.

(r) Subject to the provisions of this Plan, the Target Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan, including any actions required to be taken after the Closing Date.

6. Representations, Warranties and Agreements of a WFA Fund Trust. Each WFA Fund Trust, for itself and with respect to each of its series that is an Acquiring Fund, separately and not jointly, represents and warrants to, and agrees with the applicable Selling Fund Trust in any Reorganization involving such Acquiring Fund, as follows:

(a) The WFA Fund Trust is a statutory trust duly created, validly existing and in good standing under the laws of the State of Delaware. The Board of the WFA Fund Trust duly established and designated the Acquiring Fund as a series of the WFA Fund Trust and each Acquiring Class as a class of the Acquiring Fund. The WFA Fund Trust is an open-end management investment company registered with the SEC under the 1940 Act, and such registration is in full force and effect.

(b) The WFA Fund Trust has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and Assets, to carry on its business as now being conducted and as described in its currently effective registration statement on Form N-1A as filed with the SEC, to enter into this Plan and to consummate the transactions contemplated herein.

(c) The Board of the WFA Fund Trust has duly authorized the execution and delivery of this Plan and approved the performance of the transactions contemplated herein. Duly authorized officers of the WFA Fund Trust have executed and delivered this Plan. This Plan represents a valid and binding obligation of the WFA Fund Trust with respect to the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan do not, and the consummation of the transactions contemplated by this Plan will not, violate any law or regulation applicable to the WFA Fund Trust, the Declaration of Trust or By-Laws of the WFA Fund Trust or any agreement, indenture, instrument, contract or other undertaking to which the WFA Fund Trust is a party or by which it is bound. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the WFA Fund Trust of the transactions contemplated by this Plan, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and insurance, securities or blue sky laws of any U.S. state or the District of Columbia or Puerto Rico.

(d) The Acquiring Fund has qualified and met the requirements for treatment as a "regulated investment company" under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of each taxable year since the commencement of its operations, and will continue to so qualify until the Effective Time and has computed (or will compute) its federal income tax liability, if any, under Sections 852 and 4982 of the Code.

(e) If the Reorganization is a Shell Reorganization, the applicable Acquiring Fund shall have no Assets or Liabilities as of the Closing Date, and there shall be no issued and outstanding shares of such Acquiring Fund prior to or at the Closing Date, other than those acquired, assumed or issued in order to facilitate the commencement of the operations of such Acquiring Fund.

(f) The WFA Fund Trust has duly authorized and validly issued all of the issued and outstanding shares of the Acquiring Fund and all of those shares are, and on the Closing Date will be, validly outstanding, fully paid and non-assessable, and were and will have been offered for sale and sold in conformity, in all material respects, with the registration or qualification requirements of all applicable federal and state securities laws. Before the Closing Date, the WFA Fund Trust shall have duly authorized the shares of the Acquiring Fund to be issued and delivered to the Target Fund as of the Effective Time. When issued and delivered, the shares of the Acquiring Fund shall have been registered for sale under the 1933 Act and qualified under all applicable state securities laws and shall be duly and validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect of them. There are, and will be as of the Closing Date, no outstanding options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor are there outstanding any securities convertible into Acquiring Fund shares.

(g) The WFA Fund Trust with respect to the Acquiring Fund is, and at the Effective Time will be, in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the 1940 Act, the 1933 Act, the 1934 Act, and all applicable state securities laws, and from the date of this Plan through the Closing Date will comply in all material respects with all newly adopted rules and regulations under the 1940 Act on or before their compliance dates. The WFA Fund Trust with respect to the Acquiring Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the registration statement on Form N-1A as currently in effect in respect of it. The value of the net assets of the Acquiring Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the policies of such Acquiring Fund, except as has been disclosed to its Corresponding Target Fund.

(h) Except as otherwise provided herein, the WFA Fund Trust shall operate the business of the Acquiring Fund in the ordinary course between the date hereof and the Effective Time, it being agreed that such ordinary course of business will include, without limitation: (i) the declaration and payment of dividends and distributions pursuant to standard dividend and distribution policies approved by such Acquiring Fund's Board prior to the date of this Plan, (ii) the declaration and payment of any other dividends and distributions deemed advisable by mutual agreement of such Acquiring Fund and its Corresponding Target Fund in anticipation of the Reorganization, and (iii) the taking of any other commercially reasonable action in anticipation of the Reorganization.

(i) The Acquiring Fund Financial Statements fairly present the financial position of the Acquiring Fund as of the date indicated. The Acquiring Fund Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied.

(j) To the knowledge of the WFA Fund Trust, except as has been disclosed to its Corresponding Target Fund, the Acquiring Fund has no material Liabilities, whether or not determined or determinable, other than: 1) Liabilities disclosed or provided for in the Acquiring Fund Financial Statements, and 2) Liabilities incurred in the ordinary course of business subsequent to the Acquiring Fund Financial Statements. The Acquiring Fund does not have any Liabilities to any service provider of the WFA Fund Trust for fees previously waived or deferred by such service provider.

(k) Except as has been disclosed to its Corresponding Target Fund, (i) the WFA Fund Trust does not know of any claims, actions, suits, inquiries, investigations or proceedings of any type pending or threatened against the WFA Fund Trust in respect of the Acquiring Fund, the Acquiring Fund or their Assets or businesses, or against any investment adviser or principal underwriter of the Acquiring Fund relating to the services such adviser or underwriter provides to the Acquiring Fund; and (ii) the WFA Fund Trust does not know of any facts that it currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, inquiry, investigation or proceeding against the WFA Fund Trust in respect of the Acquiring Fund, the Acquiring Fund or any investment adviser or principal underwriter of the Acquiring Fund relating to the services such adviser or underwriter provides to the Acquiring Fund. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts. Neither the WFA Fund Trust in respect of the Acquiring Fund, nor to its knowledge, any investment adviser or principal underwriter of the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect in a material manner, its financial condition, results of operations, business, properties or Assets or the Acquiring Fund's ability to consummate the transactions contemplated by this Plan.

(l) All contracts and agreements that are material to the Acquiring Fund's business are listed on Schedule A. Except as has been disclosed to its Corresponding Target Fund, no material default has occurred and is continuing in respect of the Acquiring Fund under any such contract or agreement.

(m) The WFA Fund Trust has timely filed all tax returns in respect of the Acquiring Fund for all of its taxable years to and including its most recent taxable year required to be filed on or before the date of this Plan, has paid all taxes payable pursuant to such returns and has made available to the Corresponding Target Fund all of the Acquiring Fund's previously filed tax returns. To the knowledge of the WFA Fund Trust, no such return is currently under audit and no assessment has been asserted with respect to any return. The WFA Fund Trust will file all of the Acquiring Fund's tax returns (and pay any taxes due thereon) for all of its taxable periods ending on or before the Closing Date not previously filed on or before their due dates (taking account of any valid extensions thereof).

(n) Since the date of the most recent Acquiring Fund Financial Statements, there has been no material adverse change in the financial condition, business, properties or Assets of the Acquiring Fund. For purposes of this provision, the effects of investment underperformance, negative investment performance or net redemptions shall not, individually or in the aggregate be deemed to give rise to any such change.

(o) The current prospectus and statement of additional information and registration statement on Form N-1A of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(p) To the extent applicable, as of the effective date of the WFA Fund Trust's Registration Statement, the date of the meeting of shareholders of the Target Fund relating to the Reorganization, and the Closing Date, the Prospectus/Proxy Statement (the "Prospectus/Proxy Statement") which forms a part of the Registration Statement and the Registration Statement insofar as it relates to the applicable WFA Fund Trust in respect to the Acquiring Fund or the Acquiring Fund itself, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by the Target Fund to the Acquiring Fund in writing for use in the Registration Statement or the Prospectus/Proxy Statement.

(q) At the Effective Time, the Acquiring Fund shall issue and deliver or cause its transfer agent to issue and deliver to the Secretary of the Selling Fund Trust a confirmation evidencing that the shares of the Acquiring Fund to be credited at the Effective Time have been credited to the Corresponding Target Fund's account on the books of the Acquiring Fund.

(r) Subject to the provisions of this Plan, the Acquiring Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan, including any actions required to be taken after the Closing Date.

(s) Each Acquiring Fund Trust, on behalf of each Acquiring Fund, agrees that any information regarding the Corresponding Target Fund that is known, or reasonably should be known, by any of the Selling Fund Trust or the Selling Fund Trust's investment adviser or any one or more of their officers, employees or affiliates shall be deemed to have been disclosed to the Acquiring Fund prior to the date of this Plan or the Valuation Time, whichever is earlier.

7. Conditions to a Target Fund's Obligations. The obligations of the Selling Fund Trust with respect to each of its series that is a Target Fund in a Reorganization shall be subject to satisfaction of the following conditions precedent, provided however, that Sections 7(e), 7(f), 7(p), 7(q) and 7(r) are conditions precedent only with respect to Reorganizations involving Target Funds that are series of an Evergreen Fund Trust:

(a) The shareholders of the Target Fund shall have approved the Reorganization if and to the extent, and in the manner, required by the Selling Fund Trust's Declaration of Trust or By-Laws and applicable law, or if shareholder approval is otherwise sought by the Selling Fund Trust in respect of the Target Fund. For clarity, the failure of any one Target Fund's shareholders to satisfy this condition shall release the Selling Fund Trust of its obligation under this Plan with respect to the Reorganization involving that Target Fund but not with respect to any other Reorganization.

(b) This Plan and the transactions contemplated by it shall have been approved by the affirmative vote of (i) at least a majority of the Board of the WFA Fund Trust (including a majority of those Trustees who are not "interested persons" of any party to this Plan, as defined in Section 2(a)(19) of the 1940 Act) and (ii) at least a majority of the Board of the Selling Fund Trust (including a majority of those Trustees who are not "interested persons" of any party to this Plan, as defined in Section 2(a)(19) of the 1940 Act). The WFA Fund Trust shall have duly executed and delivered to the Target Fund its Corresponding Acquiring Fund's Reorganization Documents.

(c) All representations and warranties of the WFA Fund Trust made in this Plan that are not by their terms qualified as to materiality shall be true and correct in all material respects, and all representations and warranties of the WFA Fund Trust made in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case as if made at and as of the Valuation Time and the Effective Time.

(d) The WFA Fund Trust shall have delivered to the Selling Fund Trust a certificate dated as of the Closing Date and executed in its name by its Secretary or Treasurer (or Assistant Secretary or Assistant Treasurer) stating: 1) that all representations and warranties of the WFA Fund Trust made in this Plan that by their terms are not qualified as to materiality are true and correct in all material respects, and all representations and warranties of the WFA Fund Trust made in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case at and as of the Valuation Time;

2) that the Target Fund's Assets are consistent with its Corresponding Acquiring Fund's investment objectives, policies and restrictions and that the Target Fund's Assets may be lawfully acquired by its Corresponding Acquiring Fund and the Target Fund's Liabilities may be lawfully assumed by its Corresponding Acquiring Fund; and 3) that the WFA Fund Trust with respect to the Target Fund has complied with all of the agreements and covenants to be performed or satisfied by it under this Plan in respect of the Acquiring Fund.

(e) The Selling Fund Trust shall have received an opinion of Richards, Layton & Finger, P.A., as special Delaware counsel to the WFA Fund Trust, in form and substance reasonably satisfactory to the Selling Fund Trust and dated as of the Closing Date, addressed to the Selling Fund Trust, with respect to the Target Fund, to the effect that:

(1) The WFA Fund Trust has been duly formed and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. § 3801, et seq. (the "Act"), and has the power and authority under its Declaration of Trust and the Act to execute, deliver and perform its obligations under this Plan. Under the Act and its Declaration of Trust, the WFA Fund Trust has the requisite trust power and authority to own all of its properties and conduct its business all as described in its Declaration of Trust;

(2) The execution and delivery of this Plan and the consummation by the WFA Fund Trust of the applicable transactions contemplated thereby have been duly authorized by all requisite statutory trust action on the part of the WFA Fund Trust under its Declaration of Trust and the Act. Assuming execution and delivery by duly authorized officers of the WFA Fund Trust, this Plan has been duly executed and delivered by the WFA Fund Trust;

(3) The WFA Fund Trust has the power to execute, deliver and perform its obligations under this Plan;

(4) This Plan constitutes a legal, valid and binding agreement of the WFA Fund Trust, enforceable against the WFA Fund Trust, in accordance with its terms;

(5) The Acquiring Fund that is a series of the WFA Fund Trust has been duly established as a separate series under the WFA Fund Trust's Declaration of Trust and Section 3806(b)(2) of the Act;

(6) Each Acquiring Class of the Acquiring Fund has been duly established as a class of beneficial interests of the Acquiring Fund under the WFA Fund Trust's Declaration of Trust and Section 3806(b)(1) of the Act;

(7) The shares of the Acquiring Fund to be delivered as provided for by this Plan are duly authorized and upon delivery will be validly issued, fully paid and, subject to any shareholder payments set forth in a specified section of the WFA Fund Trust's Declaration of Trust, if any, non-assessable beneficial interests in the Acquiring Fund, and under the governing instruments of WFA Fund Trust, no shareholder of the Acquiring Fund has any preemptive right or similar rights thereof;

(8) Neither the execution, delivery and performance by the WFA Fund Trust of this Plan, nor the consummation by the WFA Fund Trust of the applicable transactions contemplated thereby, violates (i) the Declaration of Trust of the WFA Fund Trust or (ii) any law, rule, or regulation of the State of Delaware applicable to the WFA Fund Trust; and

(9) Neither the execution, delivery and performance by the WFA Fund Trust of this Plan, nor the consummation by such WFA Fund Trust of any of the applicable transactions contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of any governmental authority or agency of the State of Delaware.

In rendering such opinion, such counsel may assume all conditions precedent set forth in this Plan have been satisfied and such counsel may include other customary assumptions and qualifications for opinions of this type, including without limitation, customary enforceability assumptions (including the effect of principles of equity, including .principles of commercial reasonableness and good faith and fair dealing) and that the Trustees of the WFA Fund Trust have complied with their fiduciary duties in approving this Plan and that the Reorganizations are fair in all respects. In addition, such counsel need not express an opinion with respect to any provisions of this Plan that purport to obligate the WFA Fund Trust to cause other persons or entities to take certain actions or act in a certain way insofar as such opinion would relate to the actions of such other persons or entities, any provisions of this Plan to the extent that such provisions purport to bind the Trustees of the WFA Fund Trust in the exercise of their fiduciary duties or to bind parties not a signatory to this Plan and any provision of this Plan to the extent such provision relates to the dissolution or liquidation of the WFA Fund Trust or series thereof.

(f) The Selling Fund Trust shall have received an opinion of Goodwin Procter LLP, as counsel to the WFA Fund Trust, in form and substance reasonably satisfactory to the Selling Fund Trust and dated as of the Closing Date, addressed to the Selling Fund Trust, with respect to the Target Fund that:

(1) The WFA Fund Trust is an open-end, management investment company registered under the 1940 Act;

(2) The execution and delivery of this Plan did not, and the consummation of the Reorganization will not, violate any Material Agreement or any law, rule or regulation to which the WFA Fund Trust is a party or by which it is bound;

(3) The Registration Statement has become effective under the 1933 Act, and to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued by the SEC and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act; and

(4) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the WFA Fund Trust of the Reorganization, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those acts, or that may be required under state securities or blue sky laws.

In rendering such opinion, such counsel may (i) rely on the opinion of other counsel to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and Delaware law, (iv) rely on certificates (reasonably acceptable to the Selling Fund Trust) of officers or Trustees of the WFA Fund Trust, (v) assume that each of this Plan and each Material Agreement is governed by the laws of the State of Delaware or the Commonwealth of Massachusetts.

(g) The Selling Fund Trust shall have received an opinion, dated as of the Closing Date, of Proskauer Rose LLP, upon which each Target Fund and its shareholders may rely based upon factual representations required by Proskauer Rose LLP made in certificates provided to Proskauer Rose LLP by the WFA Fund Trust and Selling Fund Trust, and in a form reasonably satisfactory to the Selling Fund Trust substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, the Reorganization will constitute a "reorganization," within the meaning of Section 368(a) of the Code.

(h) There shall not be in effect on the Closing Date any order, judgment, injunction or other decree of any court of competent jurisdiction restraining, enjoining, or otherwise prohibiting or making illegal the consummation of the transactions contemplated by this Plan. No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with the Reorganization.

(i) If applicable, the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The SEC has not issued any unfavorable advisory report under Section 25(b) of the 1940 Act relating to, or instituted any proceeding seeking to enjoin consummation of, the Reorganization under Section 25(c) of the 1940 Act.

(j) The WFA Fund Trust shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Reorganization's Valuation Time and Closing Date.

(k) The Selling Fund Trust shall have received from the WFA Fund Trust a duly executed instrument reasonably acceptable to it whereby the Acquiring Fund assumes its Corresponding Target Fund's Liabilities.

(l) Wells Fargo Funds Management, EIMC and the Board of each WFA Fund Trust and each Evergreen Fund Trust (collectively, the "Addressees") shall have received a letter dated as of the effective date of the Registration Statement from KPMG LLP ("KPMG") addressed to the Addressees with respect to each Target Fund and each Acquiring Fund (that is not a Shell Acquiring Fund) for which KPMG serves as the independent registered public accounting firm in form and substance reasonably satisfactory to the Addressees, that, on the basis of limited procedures reasonably agreed to by the Addressees and described in such letter (but not an examination in accordance with generally accepted auditing standards), describes KPMG's determinations as to whether:

(1) The unaudited pro forma financial statements and pro forma adjustments included in the Registration Statement materially agree to the underlying accounting records or with written estimates provided by the Addressees in respect of the Target Fund and the Acquiring Fund;

(2) The data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement materially agree to the underlying accounting records or with written estimates provided by the Addressees in respect of the Target Fund and the Acquiring Fund; and

(3) The pro forma capitalization tables appearing in the Registration Statement agree to the information set forth in item (1) of this Section 7(l) for the Target Fund and the Acquiring Fund.

(m) With respect to each Shell Reorganization, the Addressees shall have received a letter dated as of the effective date of the Registration Statement from KPMG addressed to them with respect to each Shell Acquiring Fund and its Corresponding Target Fund for which KPMG serves as the independent registered public accounting firm in form and substance reasonably satisfactory to the Addressees, that, on the basis of limited procedures reasonably agreed to by the Addressees and described in such letter (but not an examination in accordance with generally accepted auditing standards), describes KPMG's determinations as to whether:

(1) The data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement materially agree to the underlying accounting records or with written estimates provided by the Addressees in respect of the Shell Acquiring Fund and its Corresponding Target Fund; and

(2) The pro forma capitalization tables appearing in the Registration Statement materially agree to the underlying accounting records or with written estimates provided by Wells Fargo Funds Management in respect of a Shell Acquiring Fund and EIMC in respect of its Corresponding Target Fund.

(n) Neither party shall have terminated this Plan with respect to the Reorganization pursuant to Section 10 of this Plan.

(o) The Selling Fund Trust shall have taken all steps required to terminate any agreements with its service providers with respect to the Target Fund and shall have discharged in the normal course of business any and all payment obligations under such agreements prior to or simultaneously with the Reorganization.

(p) In connection with its evaluation of qualified candidates and its independent determination to nominate Michael S. Scofield and K. Dun Gifford to the Board of each WFA Fund Trust and Wells Fargo Master Trust ("WFA Master Trust"), the Board of each WFA Fund Trust and WFA Master Trust shall have taken all action necessary or appropriate to appoint and constitute such nominees duly appointed members of the Board of each such Trust, their service as such to become effective at the Effective Time of any Reorganization with a Closing Date of July 9, 2010 as listed in Annex A, and such action shall be in full force and effect. Simultaneously with the effectiveness of his appointment as a member of the Board of a WFA Fund Trust or WFA Master Trust, each of Messrs. Scofield and Gifford shall resign his service as a member of the Board of all Evergreen Fund Trusts that are open-end management investment companies (for the avoidance of doubt, excluding Asset Allocation Trust).

(q) The Advisory Committee of the Trustees of the Legacy Evergreen Funds shall have been duly established in accordance with the "Charter of the Advisory Committee of the Trustees of the Legacy Evergreen Funds," and the related letter agreement of Wells Fargo Funds Management shall be in full force and effect.

(r) Arrangements reasonably satisfactory to the Board of the Selling Fund Trust shall have been implemented in respect of insurance; deferred compensation; indemnity; pending or threatened litigation, actions, claims, or proceedings of any kind in respect of any of the Evergreen Funds or any of their Trustees or officers; and such other matters as the Board may reasonably determine.

8. Conditions to an Acquiring Fund's Obligations. The obligations of each WFA Fund Trust with respect to each of its series that is an Acquiring Fund in a Reorganization shall be subject to satisfaction of the following conditions precedent, provided however, that Sections 8(e) and 8(f) are conditions precedent only with respect to Reorganizations involving Target Funds that are series of an Evergreen Fund Trust:

(a) The shareholders of the Target Fund shall have approved the Reorganization if and to the extent, and in the manner, required by the Selling Fund Trust's Declaration of Trust or By-Laws and applicable law, or if shareholder approval is otherwise sought by the Selling Fund Trust in respect of the Target Fund. For clarity, the failure of any one Target Fund's shareholders to satisfy this condition shall release the WFA Fund Trust of its obligation under this Plan with respect to the Reorganization involving that Target Fund but not with respect to any other Reorganization.

(b) This Plan and the transactions contemplated by it shall have been approved by the affirmative vote of (i) at least a majority of the Board of the WFA Fund Trust (including a majority of those Trustees who are not "interested persons" of any party to this Plan, as defined in Section 2(a)(19) of the 1940 Act) and (ii) at least a majority of the Board of the Selling Fund Trust (including a majority of those Trustees who are not "interested persons" of any party to this Plan, as defined in Section 2(a)(19) of the 1940 Act). The Selling Fund Trust shall have duly executed and delivered to the Acquiring Fund its Corresponding Target Fund's Reorganization Documents.

(c) All representations and warranties of the Selling Fund Trust made in this Plan that are not by their terms qualified as to materiality shall be true and correct in all material respects, and all representations and warranties of the Selling Fund Trust made in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case as if made at and as of the Valuation Time and the Effective Time.

(d) The Selling Fund Trust shall have delivered to the WFA Fund Trust a certificate dated as of the Closing Date and executed in its name by its Secretary or Treasurer (or Assistant Secretary or Assistant Treasurer) stating: 1) that all representations and warranties of the Selling Fund Trust made in this Plan that by their terms are not qualified as to materiality are true and correct in all material respects, and all representations and warranties of the Selling Fund Trust in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case at and as of the Valuation Time; and 2) that the Selling Fund Trust with respect to the Target Fund has complied with all of the agreements and covenants to be performed or satisfied by it under this Plan.

(e) The WFA Fund Trust shall have received an opinion of Richards, Layton & Finger, P.A., as special Delaware counsel to the Evergreen Fund Trust, in form and substance reasonably satisfactory to the WFA Fund Trust and dated as of the Closing Date, addressed to the WFA Fund Trust, with respect to the Acquiring Fund, substantially to the effect that:

(1) The Evergreen Fund Trust has been duly formed and is validly existing in good standing as a statutory trust under 12 Del. C. § 3801, et seq. of the Act, and has the power and authority under its Declaration of Trust and the Act to execute, deliver and perform its obligations under this Plan. Under the Act and its Declaration of Trust, the Evergreen Fund Trust has the requisite trust power and authority to own all of its properties and conduct its business all as described in its Declaration of Trust;

(2) Assuming that the shareholders of the Target Fund have duly approved the Reorganization, the execution and delivery of this Plan and the consummation by the Evergreen Fund Trust of the applicable transactions contemplated thereby have been duly authorized by all requisite statutory trust action on the part of the Evergreen Fund Trust under its Declaration of Trust and the Act. Assuming execution and delivery by duly authorized officers of the Evergreen Fund Trust, this Plan has been duly executed and delivered by the Evergreen Fund Trust;

(3) The Evergreen Fund Trust has the power to execute, deliver and perform its obligations under this Plan;

(4) This Plan constitutes a legal, valid and binding agreement of the Evergreen Fund Trust, enforceable against the Evergreen Fund Trust, in accordance with its terms;

(5) The Target Fund that is a series of the Evergreen Fund Trust has been duly established as a separate series under the Evergreen Fund Trust's Declaration of Trust and Section 3806(b)(2) of the Act;

(6) Each Target Class of the Target Fund that is a series of the Evergreen Fund Trust has been duly established as a class of beneficial interests of the Target Fund under the Evergreen Fund Trust's Declaration of Trust and Section 3806(b)(1) of the Act;

(7) Assuming that the shareholders of the Target Fund have duly approved the Reorganization, neither the execution, delivery and performance by the Evergreen Fund Trust of this Plan, nor the consummation by the Evergreen Fund Trust of the applicable transactions contemplated thereby, violates (i) the Declaration of Trust or By-Laws of the Evergreen Fund Trust or (ii) any law, rule or regulation of the State of Delaware applicable to the Evergreen Fund Trust; and

(8) Neither the execution, delivery and performance by Evergreen Fund Trust of this Plan, nor the consummation by such Evergreen Fund Trust of any of the applicable transactions contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware.

In rendering such opinion, such counsel may assume all conditions precedent set forth in this Plan have been satisfied and such counsel may include other customary assumptions and qualifications for opinions of this type, including without limitation, customary enforceability assumptions (including the effect of principles of equity, including principles of commercial reasonableness and good faith and fair dealing) and that that the Trustees of the Evergreen Fund Trust have complied with their fiduciary duties in approving this Plan and that the Reorganizations are fair in all respects. In addition, such counsel need not express an opinion with respect to any provisions of this Plan that purport to obligate the Evergreen Fund Trust to cause other persons or entities to take certain actions or act in a certain way insofar as such opinion would relate to the actions of such other persons or entities, any provisions of this Plan to the extent that such provisions purport to bind the Trustees of the Evergreen Fund Trust in the exercise of their fiduciary duties or to bind parties not a signatory to this Plan and any provision of this Plan to the extent such provision relates to the dissolution or liquidation of the Evergreen Fund Trust or series thereof.

(f) The WFA Fund Trust shall have received an opinion of Ropes & Gray LLP, as counsel to the Evergreen Fund Trust, in form and substance reasonably satisfactory to the WFA Fund Trust and dated as of the Closing Date, addressed to the WFA Fund Trust, with respect to the Acquiring Fund, substantially to the effect that:

(1) The Evergreen Fund Trust is an open-end, management investment company registered under the 1940 Act;

(2) The execution and delivery of this Plan did not, and the consummation of the Reorganization will not, violate any Material Agreement or any law, rule or regulation to which the Evergreen Fund Trust is a party or by which it is bound; and

(3) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Evergreen Fund Trust of the Reorganization, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those acts, or that may be required under state securities or blue sky laws, or the HSR Act;

In rendering such opinion, such counsel may (i) rely on the opinion of other counsel to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and Massachusetts law, (iv) rely on certificates (reasonably acceptable to the WFA Fund Trust) of officers or Trustees of the Evergreen Fund Trust, and (v) assume that each Material Agreement is governed by the laws of the Commonwealth of Massachusetts.

(g) The WFA Fund Trust shall have received an opinion, dated as of the Closing Date, of Proskauer Rose LLP, upon which each Acquiring Fund and its shareholders may rely, based upon factual representations required by Proskauer Rose LLP made in certificates provided to Proskauer Rose LLP by the WFA Fund Trust and the Selling Fund Trust and in a form reasonably satisfactory to the WFA Fund Trust substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, the Reorganization will constitute a "reorganization," within the meaning of Section 368(a) of the Code.

(h) There shall not be in effect on the Closing Date any order, judgment, injunction or other decree of any court of competent jurisdiction restraining, enjoining or otherwise prohibiting or making illegal the consummation of the transactions contemplated by this Plan. No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with the Reorganization.

(i) If applicable, the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The SEC has not issued any unfavorable advisory report under Section 25(b) of the 1940 Act relating to, or instituted any proceeding seeking to enjoin consummation of, the Reorganization under Section 25(c) of the 1940 Act.

(j) The Selling Fund Trust shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Reorganization's Valuation Time and Closing Date.

(k) The Addressees shall have received a letter dated as of the effective date of the Registration Statement from KPMG addressed to the Addressees with respect to each Target Fund and each Acquiring Fund (that is not a Shell Acquiring Fund) for which KPMG serves as the independent registered public accounting firm in form and substance reasonably satisfactory to the Addressees that, on the basis of limited procedures reasonably agreed to by the Addressees and described in such letter (but not an examination in accordance with generally accepted auditing standards), describes KPMG's determinations as to whether:

(1) The unaudited pro forma financial statements and pro forma adjustments included in the Registration Statement materially agree to the underlying accounting records or with written estimates provided by the Addressees in respect of the Target Fund and the Acquiring Fund;

(2) The data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement materially agree to the underlying accounting records or with written estimates provided by the Addressees in respect of the Target Fund and the Acquiring Fund; and

(3) The pro forma capitalization tables appearing in the Registration Statement agree to the information set forth in item (1) of this Section 8(k) for the Target Fund and the Acquiring Fund.

(l) With respect to each Shell Reorganization, the Addressees shall have received a letter dated as of the effective date of the Registration Statement from KPMG addressed to them with respect to each Shell Acquiring Fund and its Corresponding Target Fund for which KPMG serves as the independent registered public accounting firm in form and substance reasonably satisfactory to the Addressees that, on the basis of limited procedures  reasonably agreed to by the Addressees and described in such letter (but not an examination in accordance with generally accepted auditing standards) describes KPMG's determinations as to whether:

(1) The data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement materially agree to the underlying accounting records or with written estimates provided by the Addressees in respect of the Shell Acquiring Fund and its Corresponding Target Fund; and

(2) The pro forma capitalization tables appearing in the Registration Statement materially agree to the underlying accounting records or with written estimates provided by Wells Fargo Funds Management in respect of a Shell Acquiring Fund and EIMC in respect of its Corresponding Target Fund.

(m) Except to the extent prohibited by law, and unless, in the opinion of Proskauer Rose LLP, a Target Fund's Reorganization constitutes a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code prior to the Valuation Time, each Target Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Time, which, together with all previous dividends, shall have the effect of distributing to the Target Fund shareholders, with respect to taxable periods or years ending on or before the Effective Time for which the Target Fund is eligible to take a deduction for dividends paid, all of its previously undistributed (i) "investment company taxable income" within the meaning of Section 852(b) of the Code (determined without regard to Section 852(b)(2)(D) of the Code), (ii) amounts constituting the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iii) net capital gain (within the meaning of Section 1222(11) of the Code), if any.

(n) Neither party shall have terminated this Plan with respect to the Reorganization pursuant to Section 10 of this Plan.

(o) The Selling Fund Trust shall have taken all steps required to terminate any agreements with its service providers with respect to the Target Fund and shall have discharged in the normal course of business any and all payment obligations under such agreements prior to or simultaneously with the Reorganization.

(p) The Selling Fund Trust shall have delivered to the WFA Fund Trust, or shall have made provision for delivery as promptly as practicable after the Effective Time of, a statement, accurate and complete in all material respects, of (i) Assets of the Target Fund, showing the tax basis of such Assets for federal income tax purposes by lot and the holding periods of such Assets for such purposes, as of the Valuation Time; (ii) the capital loss carryforwards for each Target Fund for federal income tax purposes and the taxable year(s) of the Target Fund (or its predecessors) in which such capital losses were recognized; (iii) any limitations on the use of such losses imposed under Section 382 of the Code (determined without regard to the transactions contemplated by this Plan); (iv) any unrealized gain or loss in such Assets (as determined as of the Valuation Time) for federal income tax purposes; (v) the tax books and records of each Target Fund for preparing any tax returns required by law to be filed after the Closing Date; and (vi) such other tax information reasonably requested by the WFA Fund Trust.

9. Tax Matters. Except where otherwise required by law, the parties shall not take a position on any tax returns inconsistent with the treatment of each Reorganization for tax purposes as a "reorganization," within the meaning of Section 368(a) of the Code and each Acquiring Fund and the Corresponding Target Fund will comply with the record keeping and information filing requirements of Section 1.368-3 of the Treasury Regulation in accordance therewith.

10. Termination of Plan. The Board of either a Selling Fund Trust or a WFA Fund Trust, as the case may be, may terminate this Plan with respect to any Reorganization, by majority vote, upon notice to the other party, if: (i) the conditions precedent set forth in Sections 7 or 8, as the case may be, are not satisfied on the Closing Date; (ii) it becomes reasonably apparent to such Board that such conditions precedent will not be satisfied by the Effective Time; or (iii) it determines that the consummation of the Reorganization is not in the best interests of the shareholders of any of its participating Funds. The termination of this Plan with respect to any Reorganization shall not affect the continued effectiveness of this Plan with respect to any other Reorganization. No Trust or Fund or any Trustee, officer, or agent of any thereof shall incur any liability or other obligation, by way of damages or otherwise, for any determination by its Board not to consummate any Reorganization for any reason or for any breach of any provision of this Agreement that results in such Reorganization not being consummated.

11. Governing Law. This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Delaware, except to the extent preempted by federal law, without regard to conflicts of law principles.

12. Amendments. The parties may, by written agreement, amend this Plan or any annex or schedule to this Plan with respect to any Reorganization at any time, including, with respect to any Target Fund whose shareholders are being asked to approve the Reorganization, before or after such Target Fund's shareholders approve of the Reorganization; provided, however, that, after approval of this Plan by shareholders of the Target Fund, the parties may not amend this Plan in a manner that the Board of the Selling Fund Trust determines materially adversely affects the interests of the Target Fund's shareholders with respect to that Reorganization. This section shall not preclude the parties from changing the Valuation Time, Closing Date or the Effective Time of a Reorganization.

13. Waivers. At any time prior to the Effective Time, a WFA Fund Trust or a Selling Fund Trust may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it herein or (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. Each WFA Fund Trust and Selling Fund Trust agree that any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

14. Limitation on Liabilities. The obligations of a WFA Fund Trust or a Selling Fund Trust shall not bind any of the Trustees, shareholders, nominees, officers, agents, or employees of the WFA Fund Trust or the Selling Fund Trust personally, but shall bind only the Assets and property of the particular Fund, in respect of which the obligations arise. The execution and delivery of this Plan by the parties' officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Assets and the property of the Acquiring Fund or the Target Fund, as appropriate.

Each of the parties hereby acknowledges that use of this form of agreement, governing multiple Reorganizations by various Funds, is for ease of administration only, and it is hereby acknowledged and agreed that by executing this Plan each WFA Fund Trust and each Selling Fund Trust shall be deemed to have entered into and executed a separate agreement with respect to each of its Funds separately with the other Fund(s) (and only such other Fund(s)) with which this Plan contemplates it will enter into a Reorganization, Wells Fargo Funds Management, and EIMC, each such agreement containing terms and provisions identical to those contained in this Plan, and without reference to any other entity. Notwithstanding any other provision of this Plan, each Reorganization shall for all purposes be and be deemed to be entered into between the entities named on Annex A as parties to such Reorganization, Wells Fargo Funds Management, and EIMC, and no other person or entity, whether listed on Annex A or not, shall have any obligation or incur any liability in respect of such Reorganization. For clarity and without limiting the foregoing, where a series of shares of a Trust is a party to a Reorganization, the obligations under this Plan of such series (or of the Trust with respect to such series) in respect of such Reorganization shall be those of such series alone, and shall not be obligations of or binding on (or satisfied out of the assets of) the Trust generally or any other series of the Trust.

15. Indemnification. Each WFA Fund Trust with respect to each of its series that is an Acquiring Fund agrees to indemnify and hold harmless each of the Corresponding Target Funds of an Evergreen Fund Trust, the Trustees of the Evergreen Fund Trust of which it is a series, and the officers and agents of such Evergreen Fund Trust (each, an "Indemnified Party" and collectively, the "Indemnified Parties") against any and all losses, claims, damages, liabilities, and reasonable expenses at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any action, suit, or other proceeding, whether civil, administrative, regulatory, or criminal, before any court or administrative or legislative body, in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus/Proxy Statement, the Acquiring Fund's prospectus or statement of additional information, or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact required to be stated therein or necessary to make the statements therein not misleading, including without limitation any amounts paid by any one or more of the Indemnified Parties in a compromise or settlement of any such claim, action, suit, or proceeding, or threatened claim, action, suit, or proceeding made with the consent of Acquiring Fund, such consent not to be unreasonably withheld; unless such statement or omission was made based on and in accordance with information furnished by the Indemnified Party in respect of a Target Fund in writing (including by any electronic communication) for use in the Registration Statement. An Indemnified Party will notify the Acquiring Fund in writing within thirty days after the receipt by such Indemnified Party of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 15. Each WFA Fund Trust with respect to each of its series that is an Acquiring Fund shall be entitled to participate at its own expense in the defense of any action, suit, or other proceeding covered by this Section 15, or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties in question the defense of any such action, suit, or other proceeding, and, if the WFA Fund Trust with respect to the Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such action, suit, or other proceeding at their own expense (except as provided below in this paragraph). Notwithstanding the foregoing, counsel selected by an Indemnified Party shall conduct the defense of such Indemnified Party to the extent reasonably determined by such counsel to be necessary to protect the interests of the Indemnified Party, and the WFA Fund Trust shall indemnify the Indemnified Party for the expenses of such defense, if (1) the Indemnified Party reasonably determines that there may be a conflict between the positions of the Indemnified Party and the positions of any other Indemnified Party or other parties to the action, suit or other proceeding that are indemnified by the WFA Fund Trust or any of its affiliates and not represented by separate counsel, or the Indemnified Party otherwise reasonably concludes that representation of both the Indemnified Party and any such other Indemnified Parties or other parties by the same counsel would not be appropriate, or (2) the action, suit or proceeding involves the Indemnified Party, but not the WFA Fund Trust nor any such other Indemnified Party or other party who is indemnified by the WFA Fund Trust or any of its affiliates, and the Indemnified Party reasonably withholds consent to being represented by counsel selected by the WFA Fund Trust. If the WFA Fund Trust shall not have elected to assume the defense of any such action, suit or proceeding for an Indemnified Party within thirty days after receiving written notice thereof from the Indemnified Party, the WFA Fund Trust shall be deemed to have waived any right it might otherwise have to assume such defense.

Each WFA Fund Trust's obligation with respect to any of its series that is an Acquiring Fund under this Section 15 to indemnify and hold harmless the Indemnified Parties constitutes a guarantee of payment so that the WFA Fund Trust with respect to that Acquiring Fund will pay in the first instance any losses, claims, damages, liabilities, and reasonable expenses required to be paid by it under this Section 15 without the necessity of the Indemnified Parties' first paying the same. Each WFA Fund Trust with respect to each of its series that is an Acquiring Fund will promptly pay all expenses, including without limitation accountants' and counsel fees, incurred by an Indemnified Party from time to time in the defense or investigation of any action, suit, or other proceeding, whether civil, administrative, regulatory, or criminal, before any court or administrative or legislative body, upon demand by such Indemnified Party in advance of the final disposition of any such action, suit, or other proceeding; provided that the Indemnified Party shall have undertaken to repay the amounts so paid to him or her if it is ultimately determined by a court of competent jurisdiction upon a final, non-appealable adjudication that indemnification of such expenses is not authorized under this Section 15. The phrase "action, suit, or other proceeding, whether civil, administrative, regulatory, or criminal, before any court or administrative or legislative body," wherever used in this Section 15, includes without limitation any threatened, pending, or completed claim, demand, threat, discovery request, request for testimony or information, action, suit, arbitration, alternative dispute mechanism, review, hearing, or any formal or informal inquiry, exam, inspection, audit, or investigation, or any other proceeding, including any appeal from any of the foregoing, whether civil, criminal, administrative, regulatory, or investigative, and whether by or on behalf of any court, the SEC, or any other federal, state, or other governmental, regulatory, or administrative body, authority, or agency, or any self-regulatory organization, of any kind.

Notwithstanding the foregoing, nothing contained within this section or elsewhere in this Plan shall permit the payment of any indemnification of any Indemnified Party in respect of any matter as to which (and then only to the extent that) such Indemnified Party shall have been finally adjudicated in such action, suit, or other proceeding (such adjudication not being subject to appeal) to be liable to the Evergreen Fund in question or its shareholders by reason of such Indemnified Party's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Indemnified Party's office.

16. Notices. Any notice, report, statement, certificate or demand required or permitted by any provision of this Plan shall be in writing and shall be sent by a reputable overnight express carrier, or by registered or certified mail, postage prepaid, addressed as follows or to such other address of which the parties may have given notice:

For each Evergreen Fund Trust with respect to any Target Fund of an Evergreen Fund Trust:

Evergreen Investment Management Company
200 Berkeley Street,
Boston, Massachusetts 02116
Attn.: Legal Department

With a copy (which will not constitute notice) sent at the same time and by the same means to:

Ropes & Gray LLP
One International Place
Boston, MA 02110-2624
Attention: Timothy W. Diggins

For each WFA Fund Trust with respect to any Acquiring Fund and any Target Fund of a WFA Fund Trust:

Karla M. Rabusch, President
Wells Fargo Funds Trust
Wells Fargo Variable Trust
525 Market Street, 12th Floor
San Francisco, CA 94105

With a copy (which will not constitute notice) sent at the same time and by the same means to:

C. David Messman, Secretary
Wells Fargo Funds Trust
Wells Fargo Variable Trust
45 Fremont Street, 26th Floor
San Francisco, CA 94105

17. Expenses. EIMC and Wells Fargo Funds Management hereby agree, jointly and severally, to bear all expenses incurred by any party hereto that are not otherwise borne by an affiliated person of EIMC or Wells Fargo Funds Management (which affiliated persons do not include any Fund of a WFA Fund Trust or an Evergreen Fund Trust) in connection with the Reorganization and with this Plan (other than any brokerage or other transaction costs associated with the sale or purchase of portfolio securities in connection with the Reorganization), whether or not the Reorganization is consummated. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

18. General. This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the agreement between the parties and may not be changed or terminated orally. The parties may execute this Plan in counterparts, which shall be considered one and the same agreement and shall become effective when the counterparts have been executed by and delivered to all the parties. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers designated below to execute this Plan as of the date first written above.

WELLS FARGO FUNDS TRUST
WELLS FARGO VARIABLE TRUST
for themselves and with respect to the Acquiring Funds and the Target Funds that are their series as listed in Annex A:

ATTEST:

By:      /s/ C. David Messman    /s/ Kasey Phillips
Name: C. David Messman         Name: Kasey Phillips
Title: Secretary                        Title: Treasurer

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers designated below to execute this Plan as of the date first written above.

EVERGREEN FUND TRUST,
EVERGREEN EQUITY TRUST
EVERGREEN FIXED INCOME TRUST
EVERGREEN INTERNATIONAL TRUST
EVERGREEN MONEY MARKET TRUST
EVERGREEN MUNICIPAL TRUST
EVERGREEN SELECT EQUITY TRUST
EVERGREEN SELECT FIXED INCOME TRUST
EVERGREEN SELECT MONEY MARKET TRUST
EVERGREEN VARIABLE ANNUITY TRUST
for themselves and with respect to the Target Funds that are their series as listed in Annex A:

ATTEST:

By:  /s/ Michael H. Koonce    /s/ W. Douglas Munn Name: Michael H. Koonce     Name: W. Douglas Munn
Title: Secretary                   Title: President

WELLS FARGO FUNDS MANAGEMENT, LLC (a party to this Plan as to Section 17 only)

ATTEST:

By:    /s/ C. David Messman      /s/ Erdem Cimen
Name: C. David Messman         Name: Erdem Cimen
Title: Secretary                        Title: Senior Vice President

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC
(a party to this Plan as to Section 17 only)

ATTEST:

By:      /s/ Michael H. Koonce          /s/ W. Douglas Munn
Name: Michael H. Koonce               Name: W. Douglas Munn
Title: Secretary                             Title: Executive Managing Director

ANNEX A

ACTIVE REORGANIZATION TABLE
Target Fund	Acquiring Fund	Closing Date
Evergreen Fundamental Mid Cap Value Fund Class A Class B Class C Class I	Mid Cap Disciplined Fund (to be renamed Special Mid Cap Value Fund) Class A Class A Class C Institutional Class	July 16, 2010
Evergreen Mid Cap Growth Fund Class A Class B Class C Class I	Mid Cap Growth Fund Class A Class B Class C Institutional Class	July 16, 2010
Evergreen International Equity Fund Class A Class B Class C Class I Class R	International Core Fund (to be renamed International Equity Fund) Class A Class B Class C Institutional Class (new class) Class R (new class)	July 16, 2010
Evergreen Short-Intermediate Municipal Bond Fund Class A Class B Class C Class I	Short-Term Municipal Bond Fund Class A Class A Class C Class A	July 9, 2010
Evergreen Intermediate Municipal Bond Fund Class A Class B Class C Class I Class IS	Intermediate Tax/AMT-Free Fund Class A Class A Class C Administrator Class Class A	July 9, 2010
Evergreen High Income Municipal Bond Fund Class A Class B Class C Class I	Municipal Bond Fund Class A Class B Class C Administrator Class	July 9, 2010
Evergreen Municipal Bond Fund Class A Class B Class C Class I	Municipal Bond Fund Class A Class B Class C Institutional Class	July 9, 2010
Evergreen California Municipal Bond Fund Class A Class B Class C Class I	California Tax-Free Fund Class A Class B Class C Administrator Class	July 9, 2010
WFA Strategic Income Fund Class A Class B Class C	High Income Fund Class A Class B Class C	July 9, 2010
Evergreen Core Plus Bond Fund Class A Class B Class C Class I	Income Plus Fund Class A Class B Class C Institutional Class	July 9, 2010
Evergreen U.S. Government Fund Class A Class B Class C Class I	Government Securities Fund Class A Class B Class C Administrator Class	July 9, 2010
Evergreen Municipal Money Market Fund Class A Class I Class S	Municipal Money Market Fund Class A (new class) Service Class (new class) Sweep Class (new class)	July 9, 2010
Evergreen Institutional 100% Treasury Money Market Fund Institutional Class Institutional Service Class	100% Treasury Money Market Fund Administrator Class (new class) Service Class	July 9, 2010
Evergreen Treasury Money Market Fund Class A Class I Class S	Treasury Plus Money Market Fund Class A Service Class Sweep Class (new class)	July 9, 2010
Evergreen Institutional Treasury Money Market Fund Administrative Class Institutional Class Institutional Service Class Investor Class Participant Class	Treasury Plus Money Market Fund Institutional Class Institutional Class Service Class Institutional Class Service Class	July 9, 2010
Evergreen U.S. Government Money Market Fund Class A Class S	Government Money Market Fund Class A Sweep Class (new class)	July 9, 2010
Evergreen Institutional U.S. Government Money Market Fund Institutional Class Institutional Service Class Investor Class Participant Class	Government Money Market Fund Institutional Class Service Class Institutional Class Service Class	July 9, 2010
Evergreen Prime Cash Management Money Market Fund Administrative Class Institutional Class Institutional Service Class Investor Class Participant Class	Heritage Money Market Fund Institutional Class Institutional Class Service Class (new class) Institutional Class Service Class (new class)	July 9, 2010
Evergreen Institutional Money Market Fund Administrative Class Institutional Class Institutional Service Class Investor Class Participant Class	Heritage Money Market Fund Institutional Class Institutional Class Service Class (new class) Institutional Class Service Class (new class)	July 9, 2010
Evergreen Money Market Fund Class A Class B Class C Class I Class S	Money Market Fund Class A Class B Class C (new class) Service Class (new class) Daily Class (new class)	July 9, 2010
WFA Overland Express Sweep Unnamed Class	Money Market Fund Daily Class (new class)	July 9, 2010
Evergreen VA Core Bond Fund Class 1 (will be liquidated) Class 2	VT Total Return Bond Fund N/A Class 2 (formerly unnamed class)	July 16, 2010
Evergreen VA Special Values Fund Class 1 Class 2	VT Small/Mid Cap Value Fund (to be renamed VT Small Cap Value Fund) Class 1 (new class) Class 2 (formerly unnamed class)	July 16, 2010
Evergreen VA Growth Fund Class 1 Class 2	VT Small Cap Growth Fund Class 1 (new class) Class 2 (formerly unnamed class)	July 16, 2010
Evergreen VA International Equity Fund Class 1 Class 2	VT International Core Fund (to be renamed VT International Equity Fund) Class 1 (new class) Class 2 (formerly unnamed class)	July 16, 2010
WFA Diversified Bond Fund Administrator Class	Total Return Bond Fund Administrator Class	July 9, 2010
WFA Aggressive Allocation Fund Administrator Class	Growth Balanced Fund Administrator Class	July 16, 2010
WFA Growth Equity Fund Class A Class B Class C Administrator Class Institutional Class	Diversified Equity Fund Class A Class B Class C Administrator Class Administrator Class	July 16, 2010
WFA Large Cap Appreciation Fund Class A Class B Class C Administrator Class Institutional Class	Capital Growth Fund Class A Class A Class C Administrator Class Institutional Class	July 16, 2010
WFA Stable Income Fund Class A Class B Class C Administrator Class	Ultra Short-Term Income Fund Class A Class A Class C Administrator Class	July 9, 2010
Evergreen California Municipal Money Market Fund Class A Class I Class S	California Municipal Money Market Fund Class A Service Class Sweep Class (new class)	July 9, 2010

SHELL REORGANIZATION TABLE
Target Fund	Acquiring Fund	Closing Date
Evergreen Equity Income Fund Class A Class B Class C Class I Class R	Classic Value Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Administrator Class (new class) Class R (new class)	July 16, 2010
WFA Specialized Financial Services Fund Class A Class B Class C	Classic Value Fund (New Shell) Class A (new class) Class B (new class) Class C (new class)	July 16, 2010
Evergreen Disciplined Value Fund Class A Class B Class C Class I	Disciplined Value Fund (New Shell) Class A (new class) Class A (new class) Class C (new class) Administrator Class (new class)	July 16, 2010
WFA Equity Income Fund Class A Class B Class C Administrator Class	Disciplined Value Fund (New Shell) Class A (new class) Class A (new class) Class C (new class) Administrator Class (new class)	July 16, 2010
WFA U.S. Value Fund Class A Class B Class C Administrator Class Investor Class	Disciplined Value Fund (New Shell) Class A (new class) Class A (new class) Class C (new class) Administrator Class (new class) Investor Class (new class)	July 16, 2010
Evergreen Golden Large Cap Core Fund Class A Class B Class C Class I	Large Cap Core Fund (New Shell) Class A (new class) Class A (new class) Class C (new class) Institutional Class (new class)	July 16, 2010
WFA Large Company Core Fund Class A Class B Class C Administrator Class Investor Class Institutional Class	Large Cap Core Fund (New Shell) Class A (new class) Class A (new class) Class C (new class) Administrator Class (new class) Investor Class (new class) Institutional Class (new class)	July 16, 2010
Evergreen Large Company Growth Fund Class A Class B Class C Class I	Premier Large Company Growth Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Institutional Class (new class)	July 16, 2010
WFA Large Company Growth Fund Class A Class B Class C Administrator Class Investor Class Institutional Class	Premier Large Company Growth Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Administrator Class (new class) Investor Class (new class) Institutional Class (new class)	July 16, 2010
Evergreen Special Values Fund Class A Class B Class C Class I Class R	Special Small Cap Value Fund (New Shell) Class A (new class) Class B (new class) Class C(new class) Administrator Class (new class) Class A (new class)	July 16, 2010
Evergreen Small Cap Value Fund Class A Class B Class C Class I	Special Small Cap Value Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Administrator Class (new class)	July 16, 2010
Evergreen Emerging Markets Growth Fund Class A Class B Class C Class I	Emerging Markets Equity Fund II (New Shell) (to be renamed Emerging Markets Equity Fund) Class A (new class) Class B (new class) Class C (new class) Administrator Class (new class)	July 16, 2010
WFA Emerging Markets Equity Fund Class A Class B Class C Administrator Class	Emerging Markets Equity Fund II (New Shell) (to be renamed Emerging Markets Equity Fund) Class A (new class) Class B (new class) Class C (new class) Administrator Class (new class)	July 16, 2010
Evergreen VA Omega Fund Class 1 Class 2	VT Omega Growth Fund (New Shell) Class 1 (new class) Class 2 (new class)	July 16, 2010
WFA VT Large Company Growth Fund Unnamed share class / Class 2	VT Omega Growth Fund (New Shell) Class 2 (new class)	July 16, 2010
Evergreen VA Fundamental Large Cap Fund Class 1 Class 2	VT Core Equity Fund (New Shell) Class 1 (new class) Class 2 (new class)	July 16, 2010
WFA VT Large Company Core Fund Unnamed share class / Class 2	VT Core Equity Fund (New Shell) Class 2 (new class)	July 16, 2010
WFA VT Equity Income Fund Unnamed share class / Class 2	VT Intrinsic Value Fund (New Shell) Class 2 (new class)	July 16, 2010
WFA VT C&B Large Cap Value Fund Unnamed share class/Class 2	VT Intrinsic Value Fund (New Shell) Class 2 (new class)	July 16, 2010
Evergreen Intrinsic Value Fund Class A Class B Class C Class I	Intrinsic Value Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) institutional Class (new class)	July 16, 2010
Evergreen Enhanced S&P 500 Fund Class A Class B Class C Class I Class IS	Disciplined U.S. Core Fund (New Shell) Class A (new class) Class A (new class) Class C (new class) Administrator Class (new class) Class A (new class)	July 16, 2010
Evergreen Fundamental Large Cap Fund Class A Class B Class C Class I	Core Equity Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Administrator Class (new class)	July 16, 2010
Evergreen Omega Fund Class A Class B Class C Class I Class R	Omega Growth Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Administrator Class (new class) Class R (new class)	July 16, 2010
Evergreen Golden Core Opportunities Fund Class A Class B Class C Class I	Small/Mid Cap Core Fund (New Shell) Class A (new class) Class A (new class) Class C (new class) Administrator Class (new class)	July 16, 2010
Evergreen Global Large Cap Equity Fund Class A Class B Class C Class I	Disciplined Global Equity Fund (New Shell) Class A (new class) Class A (new class) Class C (new class) Administrator Class (new class)	July 16, 2010
Evergreen Global Opportunities Fund Class A Class B Class C Class I	Global Opportunities Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Administrator Class (new class)	July 16, 2010
Evergreen Intrinsic World Equity Fund Class A Class B Class C Class I	Intrinsic World Equity Fund (New Shell) Class A (new class) Class A (new class) Class C (new class) Administrator Class (new class)	July 16, 2010
Evergreen Strategic Municipal Bond Fund Class A Class B Class C Class I	Strategic Municipal Bond Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Administrator Class (new class)	July 9, 2010
Evergreen North Carolina Municipal Bond Fund Class A Class B Class C Class I	North Carolina Tax-Free Fund (New Shell) Class A (new class) Class A (new class) Class C (new class) Institutional Class (new class)	July 9, 2010
Evergreen Pennsylvania Municipal Bond Fund Class A Class B Class C Class I	Pennsylvania Tax-Free Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Institutional Class (new class)	July 9, 2010
Evergreen Adjustable Rate Fund Class A Class B Class C Class I Class IS	Adjustable Rate Government Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Institutional Class (new class) Class A (new class)	July 9, 2010
Evergreen International Bond Fund Class A Class B Class C Class I Class IS	International Bond Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Institutional Class (new class) Class A (new class)	July 9, 2010
Evergreen New Jersey Municipal Money Market Fund Class A Class I Class S	New Jersey Municipal Money Market Fund (New Shell) Class A (new class) Service Class (new class) Sweep Class (new class)	July 9, 2010
Evergreen New York Municipal Money Market Fund Class A Class I Class S	New York Municipal Money Market Fund (New Shell) Class A (new class) Service Class (new class) Sweep Class (new class)	July 9, 2010
Evergreen Pennsylvania Municipal Money Market Fund Class A Class I Class S	Pennsylvania Municipal Money Market Fund (New Shell) Class A (new class) Service Class (new class) Sweep Class (new class)	July 9, 2010
Evergreen Health Care Fund Class A Class B Class C Class I	Health Care Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Administrator Class (new class)	July 16, 2010
Evergreen Precious Metals Fund Class A Class B Class C Class I	Precious Metals Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Institutional Class (new class)	July 16, 2010
Evergreen Utility & Telecommunications Fund Class A Class B Class C Class I	Utility & Telecommunications Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Institutional Class (new class)	July 16, 2010
Evergreen Asset Allocation Fund Class A Class B Class C Class I Class R	Asset Allocation Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Administrator Class (new class) Class R (new class)	July 16, 2010
Evergreen Diversified Capital Builder Fund Class A Class B Class C Class I	Diversified Capital Builder Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Institutional Class (new class)	July 9, 2010
Evergreen Diversified Income Builder Fund Class A Class B Class C Class I	Diversified Income Builder Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Institutional Class (new class)	July 9, 2010
Evergreen Strategic Growth Fund Class A Class B Class C Class I Class IS Class R	Strategic Large Cap Growth Fund (New Shell) Class A (new class) Class A (new class) Class C (new class) Institutional Class (new class) Class A (new class) Class R (new class)	July 16, 2010
Evergreen Institutional Municipal Money Market Fund Administrative Class Institutional Class Institutional Service Class Investor Class Participant Class

Municipal Cash Management Money Market Fund (New Shell)
Institutional Class (new class)
Institutional Class (new class)
Service Class (new class)
Institutional Class (new class)
Service Class (new class)

July 9, 2010
Evergreen Growth Fund Class A Class B Class C Class I	Traditional Small Cap Growth Fund (New Shell) Class A (new class) Class A (new class) Class A (new class) Institutional Class (new class)	July 16, 2010
Evergreen Small-Mid Growth Fund Class A Class I	Growth Opportunities Fund (New Shell) Class A (new class) Institutional Class (new class)	July 16, 2010
Evergreen High Income Fund Class A Class B Class C Class I	High Yield Bond Fund (New Shell) Class A (new class) Class B (new class) Class C (new class) Administrator Class (new class)	July 9, 2010

SCHEDULE A

MATERIAL AGREEMENTS

The following agreements shall be Material Agreements:

For the WFA Fund Trusts:

Amended and Restated Declaration of Trust of the Wells Fargo Funds Trust dated March 10, 1999, and amended and restated on March 26, 1999, August 19, 1999, November 5, 2002 and February 8, 2005.

Amended and Restated Declaration of Trust of the Wells Fargo Variable Trust dated March 10, 1999, and amended and restated on March 26, 1999, August 19, 1999, November 5, 2002 and February 8, 2005.

Amended and Restated Investment Advisory Agreement between Wells Fargo Funds Management, LLC ("Wells Fargo Funds Management") and Wells Fargo Funds Trust, dated August 6, 2003, and amended October 1, 2005 and March 27, 2009, with Schedule A amended March 27, 2009.

Amended and Restated Investment Advisory Agreement between Wells Fargo Funds Management and Wells Fargo Variable Trust, dated August 6, 2003, and amended October 1, 2005, with Schedule A amended March 28, 2008.

Amended and Restated Investment Sub-Advisory Contract among Wells Capital Management Incorporated, Wells Fargo Funds Management and Wells Fargo Funds Trust, dated March 1, 2001, with Schedule A amended August 12, 2009.

Amended and Restated Investment Sub-Advisory Contract among Wells Capital Management Incorporated, Wells Fargo Funds Management and Wells Fargo Variable Trust, dated March 1, 2001, with Schedule A amended February 8, 2006.

Investment Sub-Advisory Contract among Artisan Partners Limited Partnership, Wells Fargo Funds Management and Wells Fargo Funds Trust, dated February 1, 2005, with Appendix A dated February 1, 2005 and Appendix B amended on November 8, 2005.

Investment Sub-Advisory Contract among Cooke & Bieler, L.P., Wells Fargo Funds Management and Wells Fargo Funds Trust, dated March 24, 2004, with Appendix A amended July 18, 2008.

Investment Sub-Advisory Contract among Cooke & Bieler, L.P., Wells Fargo Funds Management and Wells Fargo Variable Trust, dated February 1, 2005, with Appendix A and Appendix B amended February 8, 2006.

Investment Sub-Advisory Contract among Evergreen Investment Management Company, LLC, Wells Fargo Funds Management and Wells Fargo Funds Trust, dated March 2, 2009, with Appendix A and Appendix B dated March 2, 2009.

Investment Sub-Advisory Contract among Evergreen Investment Management Company, LLC, Wells Fargo Funds Management and Wells Fargo Variable Trust, dated March 2, 2009, with Appendix A and Appendix B dated March 2, 2009.

Investment Sub-Advisory Contract among Global Index Advisors, Inc., Wells Fargo Funds Management and Wells Fargo Funds Trust, dated June 26, 2006, with Appendix A amended February 7, 2007 and Appendix B amended August 12, 2009.

Investment Sub-Advisory Contract among LSV Asset Management, Wells Fargo Funds Management and Wells Fargo Funds Trust, dated February 1, 2005, with Appendix A and Appendix B dated February 1, 2005.

Investment Sub-Advisory Contract among Matrix Asset Advisors, Inc., Wells Fargo Funds Management and Wells Fargo Funds Trust, dated April 11, 2005, with Appendix A amended December 1, 2007 and Schedule A amended December 1, 2007.

Investment Sub-Advisory Contract among Matrix Asset Advisors, Inc., Wells Fargo Funds Management and Wells Fargo Variable Trust, dated February 1, 2005, with Appendix A amended February 8, 2006 and Schedule A amended February 8, 2006.

Investment Sub-Advisory Contract among Nelson Capital Management, Wells Fargo Funds Management and Wells Fargo Funds Trust, dated October 1, 2008, with Appendix A and Appendix B dated October 1, 2008.

Investment Sub-Advisory Contract among Peregrine Capital Management, Inc., Wells Fargo Funds Management and Wells Fargo Variable Trust, dated March 1, 2001, with Appendix A amended February 8, 2006 and Schedule A amended May 9, 2007.

Investment Sub-Advisory Contract among Phocas Financial Corporation, Wells Fargo Funds Management and Wells Fargo Funds Trust, dated March 21, 2008, with Appendix A and Appendix B dated March 21, 2008.

Investment Sub-Advisory Contract among Dresdner RCM Global Investors LLC, Wells Fargo Funds Management and Wells Fargo Funds Trust, dated October 29, 2001, with Appendix A amended January 26, 2008 and Schedule A dated January 26, 2008.

Investment Sub-Advisory Contract among Schroder Investment Management North America, Inc., Wells Fargo Funds Management and Wells Fargo Funds Trust, dated March 1, 2001, with Appendix A and Schedule A dated May 1, 2003.

Amended and Restated Accounting Services Agreement and Amended and Restated Letter Agreement among Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust and PFPC, Inc., each dated May 10, 2006, including Exhibit A amended June 2, 2009 and Exhibit B.

Administration Agreement between Wells Fargo Funds Management and Wells Fargo Funds Trust dated March 1, 2003, with Appendix A amended August 6, 2008 and Schedule A amended August 12, 2009.

Administration Agreement between Wells Fargo Funds Management and Wells Fargo Variable Fund Trust dated March 1, 2003, with Appendix A amended February 8, 2006.

Master Custodian Agreement among State Street Bank, N.A. and Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust dated August 10, 2009, with Appendix A and Schedules A, B, C and D.

Distribution Agreement between Wells Fargo Funds Distributor, LLC and Wells Fargo Funds Trust, dated April 8, 2005, with Schedule I amended August 12, 2009.

Distribution Agreement between Wells Fargo Funds Distributor, LLC and Wells Fargo Variable Trust, dated April 8, 2005, with Schedule I amended February 8, 2006.

Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 approved by the Wells Fargo Funds Trust Board on March 28, 2008, with Appendix A amended June 2, 2009.

Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 approved by the Wells Fargo Variable Trust Board on March 28, 2008, with Appendix A amended February 8, 2006.

Expense Assumption Agreement between Wells Fargo Funds Trust and Wells Fargo Funds Management dated February 29, 2008, with Schedule A.

Amended and Restated Fee and Expense Agreement among Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Funds Management, dated October 3, 2008, with Schedule A amended August 12, 2009.

Amended and Restated Fee and Expense Agreement between Wells Fargo Variable Trust and Wells Fargo Funds Management, dated October 3, 2008, with Schedule A.

Shareholder Servicing Plan approved by the Board of Wells Fargo Fund Trust on March 27, 2009, with Appendix A amended June 2, 2009.

Amended and Restated Joint Fidelity Bond Allocation Agreement between Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust amended and restated on May 1, 2006, with Appendix A amended November 14, 2008.

Rule 18f-3 Multi-Class Plan approved by the Board of Wells Fargo Funds Trust on March 26, 1999 and amended August 6, 2008, with Appendix A amended June 2, 2009 and Appendix B amended March 28, 2008.

Amended and Restated Securities Lending Agreement between Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Funds Management and Wells Fargo Bank, N.A. amended and restated on November 1, 2008, with accompanying schedules and Letter regarding Account Revenues dated September 1, 2007.

Transfer Agency and Service Agreement among Boston Financial Data Services, Inc., Wells Fargo Funds Trust and Wells Fargo Variable Trust, dated April 11, 2005, amended on December 18, 2007 and Schedule A amended December 1, 2009.

For the Evergreen Fund Trusts:

EVERGREEN EQUITY TRUST
With respect to Evergreen Asset Allocation Fund, Evergreen Disciplined Value Fund, Evergreen Diversified Capital Builder Fund, Evergreen Enhanced S&P 500 Fund, Evergreen Equity Income Fund, Evergreen Fundamental Large Cap Fund, Evergreen Fundamental Mid Cap Value Fund, Evergreen Golden Core Opportunities Fund, Evergreen Golden Large Cap Core Fund, Evergreen Growth Fund, Evergreen Health Care Fund, Evergreen Intrinsic Value Fund, Evergreen Large Company Growth Fund, Evergreen Mid Cap Growth Fund, Evergreen Omega Fund, Evergreen Small Cap Value Fund, Evergreen Small-Mid Growth Fund, Evergreen Special Values Fund, and Evergreen Utility & Telecommunication Fund

Advisory Agreements
Investment Advisory and Management Agreement between Evergreen Equity Trust and Evergreen Investment Management Company, LLC (dated 2/12/2009, with respect to Evergreen Asset Allocation Fund, Evergreen Diversified Capital Builder Fund, Evergreen Disciplined Value Fund, Evergreen Enhanced S&P 500® Fund, Evergreen Equity Income Fund, Evergreen Fundamental Large Cap Fund, Evergreen Growth Fund, Evergreen Health Care Fund, Evergreen Large Company Growth Fund, Evergreen Mid Cap Growth Fund, Evergreen Omega Fund, Evergreen Small Cap Value Fund, Evergreen Special Values Fund and Evergreen Utility & Telecommunications Fund)

Investment Advisory and Management Agreement between Evergreen Equity Trust and Evergreen Investment Management Company, LLC (dated 2/12/2009, with respect to Evergreen Small-Mid Growth Fund, Evergreen Intrinsic Value Fund, Evergreen Fundamental Mid Cap Value Fund, Evergreen Golden Core Opportunities Fund, and Evergreen Golden Large Cap Core Fund)

Underwriting Agreements
Principal Underwriting Agreement between Evergreen Equity Trust and Wells Fargo Funds Distributor, LLC (dated 1/4/2010)

Principal Underwriting Agreement between Evergreen Equity Trust and Kokusai Securities Company Limited (dated 1/23/1998)

Principal Underwriting Agreement between Evergreen Equity Trust and Nomura Securities Company (dated 1/23/1998)

Deferred Compensation Plan
Deferred Compensation Plan (dated 1/1/2005)

Custodian Agreement
Custodian Agreement between Evergreen Equity Trust and State Street Bank and Trust Company (dated 9/18/1997, as amended 10/18/1999 (with respect to Evergreen Growth Fund), 7/6/2000, 6/29/2001, 6/14/2002 (with respect to Evergreen Special Values Fund), 9/11/2002 (with respect to Evergreen Asset Allocation Fund), 3/7/2005 (with respect to Evergreen Disciplined Value Fund), 10/1/2005 (with respect to Evergreen Small-Mid Growth Fund), 10/12/2005 (with respect to Evergreen Small-Mid Growth Fund), 1/19/2006, 12/7/2006, 7/16/2007 (with respect to Evergreen Fundamental Mid Cap Value Fund), and 12/10/2007 (with respect to Evergreen Golden Core Opportunities Fund and Evergreen Golden Large Cap Core Fund))

Amended Pricing Schedule to Custodian Agreement (dated 12/19/2006)

Remote Access Services Agreement between Evergreen Equity Trust and State Street Bank and Trust Company (dated 4/4/2007)

Administrative Services Agreement
Master Administrative Services Agreement between Evergreen Equity Trust and Evergreen Investment Services, Inc. (dated 1/2/2002)

Transfer and Assumption of Master Administrative Services Agreement between Evergreen Equity Trust, Evergreen Investment Management Company, LLC, and Evergreen Investment Services, Inc. (dated 1/1/2008)

Amended and Restated Master Transfer and Recordkeeping Agreement between Evergreen Equity Trust and Evergreen Service Company, LLC (dated 9/21/2006)

Distribution Plans
Distribution Plan for Class A Shares (dated 12/31/2008)

Distribution Plan for Class B Shares (dated 12/31/2008)

Distribution Plan for Class C Shares (dated 12/31/2008)

Distribution Plan for Class R Shares (dated 12/31/2008)

Distribution Plan for Class IS Shares (dated 12/31/2008)

Multiple Class Plan
Multiple Class Plan (dated 10/7/2003)

EVERGREEN SELECT EQUITY TRUST
With respect to Evergreen Strategic Growth Fund

Advisory Agreement
Investment Advisory and Management Agreement between Evergreen Select Equity Trust and Evergreen Investment Management Company, LLC (dated 2/12/2009)

Underwriting Agreement
Principal Underwriting Agreement between Evergreen Select Equity Trust and Wells Fargo Funds Distributor, LLC (dated 1/4/2010)

Deferred Compensation Plan
Deferred Compensation Plan (dated 1/1/2005)

Custodian Agreement
Custodian Agreement between Evergreen Select Equity Trust and State Street Bank and Trust Company (dated 9/18/1997, as amended 7/6/2000, 6/29/2001, 1/19/2006, and 12/7/2006)

Amended Pricing Schedule to Custodian Agreement (dated 1/1/2007)

Administrative Services Agreement
Master Administrative Services Agreement between Evergreen Select Equity Trust and Evergreen Investment Services, Inc. (dated 1/2/2002)

Transfer and Assumption of Master Administrative Services Agreement between Evergreen Investment Management Company LLC, Evergreen Investment Services, Inc., and Evergreen Select Equity Trust (dated 1/1/2008)

Amended and Restated Master Transfer and Recordkeeping Agreement between Evergreen Select Equity Trust and Evergreen Service Company, LLC (dated 9/21/2006)

Distribution Plans
Distribution Plan for Class A Shares (dated 12/31/2008)

Distribution Plan for Class B Shares (dated 12/31/2008)

Distribution Plan for Class C Shares (dated 12/31/2008)

Distribution Plan for Class R Shares (dated 12/31/2008)

Distribution Plan for Class IS Shares (dated 12/31/2008)

Multiple Class Plan
Multiple Class Plan (dated 10/7/2003)

EVERGREEN FIXED INCOME TRUST
With respect to Evergreen Core Plus Bond Fund, Evergreen Diversified Income Builder Fund, Evergreen High Income Fund and Evergreen U.S. Government Fund

Advisory Agreement
Investment Advisory and Management Agreement between Evergreen Fixed Income Trust and Evergreen Investment Management Company, LLC (dated 2/12/2009)

Letter Amendment to the Investment Advisory and Management Agreement between Evergreen Fixed Income Trust and Evergreen Investment Management Company, LLC (dated 9/19/2008, with respect to Evergreen High Income Fund)

Underwriting Agreement
Principal Underwriting Agreement between Evergreen Fixed Income Trust and Wells Fargo Funds Distributor, LLC (dated 1/4/2010)

Deferred Compensation Plan
Deferred Compensation Plan (as of 9/18/1997)

Custodian Agreement
Custodian Agreement between Evergreen Fixed Income Trust and State Street Bank and Trust Company (dated 9/18/1997, as amended 7/6/2000, 6/29/2001, 1/19/2006, and 12/7/2006)

Amended Pricing Schedule to Custodian Agreement (dated 1/1/2007)

Administrative Services Agreement
Master Administrative Services Agreement between Evergreen Fixed Income Trust and Evergreen Investment Services, Inc. (dated 1/2/2002)

Transfer and Assumption of Master Administrative Services Agreement between Evergreen Fixed Income Trust, Evergreen Investment Management Company, LLC, and Evergreen Investment Services, Inc. (dated 1/1/2008)

Amended and Restated Master Transfer and Recordkeeping Agreement between Evergreen Fixed Income Trust and Evergreen Service Company, LLC (dated 9/21/2006)

Distribution Plans
Distribution Plan for Class A Shares (dated 12/31/2008)

Distribution Plan for Class B Shares (dated 12/31/2008)

Distribution Plan for Class C Shares (dated 12/31/2008)

Multiple Class Plan
Multiple Class Plan (dated 10/7/2003)

EVERGREEN SELECT FIXED INCOME TRUST
With respect to Evergreen Adjustable Rate Fund, Evergreen Intermediate Municipal Bond Fund, and Evergreen International Bond Fund

Advisory Agreement
Investment Advisory and Management Agreement between Evergreen Select Fixed Income Trust and Evergreen Investment Management Company, LLC (dated 2/12/2009)

Underwriting Agreement
Principal Underwriting Agreement between Evergreen Select Fixed Income Trust and Wells Fargo Funds Distributor, LLC (dated 1/4/2010)

Deferred Compensation Plan
Deferred Compensation Plan (dated 1/1/2005)

Custodian Agreement
Custodian Agreement between Evergreen Select Fixed Income Trust and State Street Bank and Trust Company (dated 11/18/1997, as amended 7/6/2000, 6/29/2001, 1/19/2006, and 12/7/2006)

Amended Pricing Schedule to Custodian Agreement (dated 1/1/2007)

Administrative Services Agreement
Master Administrative Services Agreement between Evergreen Select Fixed Income Trust and Evergreen Investment Services, Inc. (dated 1/2/2002)

Transfer and Assumption of Master Administrative Services Agreement between Evergreen Select Fixed Income Trust, Evergreen Investment Management Company, LLC, and Evergreen Investment Services, Inc. (dated 1/1/2008)

Amended and Restated Master Transfer and Recordkeeping Agreement between Evergreen Select Fixed Income Trust and Evergreen Service Company, LLC (dated 9/21/2006)

Distribution Plans
Distribution Plan for Institutional Service Class Shares (dated 12/31/2008)

Distribution Plan for Class A Shares (dated 12/31/2008)

Distribution Plan for Class B Shares (dated 12/31/2008)

Distribution Plan for Class C Shares (dated 12/31/2008)

Distribution Plan for Class R Shares (dated 12/31/2008)

Multiple Class Plan
Multiple Class Plan (dated 10/7/2003)

EVERGREEN MUNICIPAL TRUST
With respect to Evergreen California Municipal Bond Fund, Evergreen High Income Municipal Bond Fund, Evergreen Municipal Bond Fund, Evergreen North Carolina Municipal Bond Fund, Evergreen Pennsylvania Municipal Bond Fund, Evergreen Short-Intermediate Municipal Bond Fund and Evergreen Strategic Municipal Bond Fund

Advisory Agreement
Investment Advisory and Management Agreement between Evergreen Municipal Trust and Evergreen Investment Management Company, LLC (dated 2/12/2009)

Underwriting Agreement
Principal Underwriting Agreement between Evergreen Municipal Trust and Wells Fargo Funds Distributor, LLC (dated 1/4/2010)

Deferred Compensation Plan
Deferred Compensation Plan (dated 1/1/2005)

Custodian Agreement
Custodian Agreement between Evergreen Municipal Trust and State Street Bank and Trust Company (dated 9/18/1997, as amended 7/6/2000, 6/29/2001, 1/19/2006, and 12/7/2006)

Amended Pricing Schedule to Custodian Agreement (dated 12/7/2006)

Administrative Services Agreement
Master Administrative Services Agreement between Evergreen Municipal Trust and Evergreen Investment Services, Inc. (dated 1/2/2002)

Transfer and Assumption of Master Administrative Services Agreement (dated 1/1/2008)

Amended and Restated Master Transfer and Recordkeeping Agreement between Evergreen Municipal Trust and Evergreen Service Company, LLC (dated 9/21/2006)

Distribution Plans
Distribution Plan for Class A Shares (dated 12/31/2008)

Distribution Plan for Class B Shares (dated 12/31/2008)

Distribution Plan for Class C Shares (dated 12/31/2008)

Multiple Class Plan
Multiple Class Plan (dated 10/7/2003)

EVERGREEN VARIABLE ANNUITY TRUST
With respect to Evergreen VA Core Bond Fund, Evergreen VA Fundamental Large Cap Fund, Evergreen VA Growth Fund, Evergreen VA International Equity Fund, Evergreen VA Omega Fund and Evergreen VA Special Values Fund

Advisory Agreement
Investment Advisory and Management Agreement between Evergreen Variable Annuity Trust and Evergreen Investment Management Company, LLC (dated 2/12/2009)

Underwriting Agreement
Principal Underwriting Agreement between Evergreen Variable Annuity Trust and Wells Fargo Funds Distributor, LLC (dated 1/4/2010)

Deferred Compensation Plan
Deferred Compensation Plan (dated 1/1/2005)

Custodian Agreement
Custodian Agreement between Evergreen Variable Annuity Trust and State Street Bank and Trust Company (dated 5/1/1998, as amended 8/10/1998 (with respect to Evergreen VA International Equity Fund), 2/1/2000 (with respect to Evergreen VA Growth Fund), 7/6/2000, 6/29/2001, 8/1/2002 (with respect to Evergreen VA Core Bond Fund), 1/19/2006, and 12/7/2006)

Amended Pricing Schedule to Custodian Agreement (dated 12/15/2006)

Administrative Services Agreement
Master Administrative Services Agreement between Evergreen Variable Annuity Trust and Evergreen Investment Services, Inc. (dated 1/2/2002)

Transfer and Assumption of Master Administrative Services Agreement between Evergreen Variable Annuity Trust, Evergreen Investment Management Company, LLC, and Evergreen Investment Services, Inc. (dated 1/1/2008)

Amended and Restated Master Transfer and Recordkeeping Agreement between Evergreen Variable Annuity Trust and Evergreen Service Company, LLC (dated 9/21/2006)

Distribution Plan
Distribution Plan for Class 2 Shares (dated 12/31/2008)

Multiple Class Plan
Multiple Class Plan (dated 10/7/2003)

EVERGREEN MONEY MARKET TRUST
With respect to Evergreen California Municipal Money Market Fund, Evergreen Money Market Fund, Evergreen Municipal Money Market Fund, Evergreen New Jersey Municipal Money Market Fund, Evergreen New York Municipal Money Market Fund, Evergreen Pennsylvania Municipal Money Market Fund, Evergreen Treasury Money Market Fund and Evergreen U.S. Government Money Market Fund

Advisory Agreement
Investment Advisory and Management Agreement between Evergreen Money Market Trust and Evergreen Investment Management Company, LLC (dated 3/12/2009)

Underwriting Agreement
Principal Underwriting Agreement between Evergreen Money Market Trust and Wells Fargo Funds Distributor, LLC (dated 1/4/2010)

Deferred Compensation Plan
Deferred Compensation Plan (dated 1/1/2005)

Custodian Agreement
Custodian Agreement between Evergreen Money Market Trust and State Street Bank and Trust Company (dated 9/18/1997, as amended in 1998 (as filed with the Securities and Exchange Commission 5/31/2007, with respect to Evergreen New Jersey Municipal Money Market Fund), 7/27/1999 (with respect to Evergreen California Municipal Money Market Fund and Evergreen U.S. Government Money Market Fund), 7/6/2000, 6/19/2001, 7/1/2001 (with respect to Evergreen New York Municipal Money Market Fund), 1/19/2006, and 12/7/2006)

Amended Pricing Schedule to Custodian Agreement (dated 1/1/2007)

Administrative Services Agreement
Master Administrative Services Agreement between Evergreen Investment Services, Inc. and Evergreen Money Market Trust (dated 1/2/2002)

Transfer and Assumption of Master Administrative Services Agreement between Evergreen Money Market Trust, Evergreen Investment Management Company, LLC, and Evergreen Investment Services, Inc. (dated 1/1/2008)

Amended and Restated Master Transfer and Recordkeeping Agreement between Evergreen Money Market Trust and Evergreen Service Company, LLC (dated 9/21/2006)

Distribution Plans
Distribution Plan for Class A Shares (dated 12/31/2008)

Distribution Plan for Class B Shares (dated 12/31/2008)

Distribution Plan for Class C Shares (dated 12/31/2008)

Distribution Plan for Class S Shares (dated 12/31/2008)

Multiple Class Plan
Multiple Class Plan (dated 10/7/2003)

EVERGREEN SELECT MONEY MARKET TRUST
With respect to Evergreen Institutional 100% Treasury Money Market Fund, Evergreen Institutional Money Market Fund, Evergreen Institutional Municipal Money Market Fund, Evergreen Institutional Treasury Money Market Fund, Evergreen Institutional U.S. Government Money Market Fund and Evergreen Prime Cash Management Money Market Fund

Advisory Agreement
Investment Advisory and Management Agreement between Evergreen Select Money Market Trust and Evergreen Investment Management Company, LLC (dated 2/12/2009)

Underwriting Agreement
Principal Underwriting Agreement between Evergreen Select Money Market Trust and Wells Fargo Funds Distributor, LLC (dated 1/4/2010)

Deferred Compensation Plan
Deferred Compensation Plan (restated as of 1/1/2005)

Custodian Agreement
Custodian Agreement between Evergreen Select Money Market Trust and State Street Bank and Trust Company (dated 9/18/1997, as amended 7/27/1999 (with respect to Evergreen Institutional U.S. Government Money Market Fund), 7/6/2000, 6/29/2001, 2/15/2002 (with respect to Evergreen Prime Cash Management Money Market Fund), 1/19/2006, and 12/7/2006)

Amended Pricing Schedule to Custodian Agreement (dated 12/15/2006)

Administrative Services Agreement
Master Administrative Services Agreement between Evergreen Investment Services, Inc. and Evergreen Select Money Market Trust (dated 1/2/2002)

Transfer and Assumption of Master Administrative Services Agreement between Evergreen Investment Management Company, LLC, Evergreen Investment Services, Inc. and Evergreen Select Money Market Trust (dated 1/1/2008)

Amended and Restated Master Transfer and Recordkeeping Agreement between Evergreen Select Money Market Trust and Evergreen Service Company, LLC (dated 9/21/2006)

Distribution Plans
Distribution Plan for Administrative Class Shares (dated 12/31/2008)

Distribution Plan for Investor Class Shares (dated 12/31/2008)

Distribution Plan for Institutional Service Class Shares (dated 12/31/2008)

Distribution Plan for Participant Class Shares (dated 12/31/2008)

Multiple Class Plan
Multiple Class Plan (dated 10/7/2003)

EVERGREEN INTERNATIONAL TRUST
With respect to Evergreen Emerging Markets Growth Fund, Evergreen Global Large Cap Equity Fund, Evergreen Global Opportunities Fund, Evergreen International Equity Fund, Evergreen Intrinsic World Equity Fund and Evergreen Precious Metals Fund

Advisory Agreements
Investment Advisory and Management Agreement between Evergreen International Trust and Evergreen Investment Management Company, LLC (dated 2/12/2009, with respect to Evergreen Emerging Markets Growth Fund, Evergreen Global Large Cap Equity Fund, Evergreen Global Opportunities Fund, Evergreen International Equity Fund and Evergreen Precious Metals Fund)

Investment Advisory and Management Agreement between Evergreen International Trust and Evergreen Investment Management Company, LLC (dated 3/12/2009, with respect to the Evergreen Intrinsic World Equity Fund)

Underwriting Agreement
Principal Underwriting Agreement between Evergreen International Trust and Wells Fargo Funds Distributor, LLC (dated 1/4/2010)

Deferred Compensation Plan
Deferred Compensation Plan (dated 1/1/2005)

Custodian Agreement
Custodian Agreement between Evergreen International Trust and State Street Bank and Trust Company (dated 6/29/2001, as amended 1/19/2006, 12/7/2006, and 12/7/2006 (with respect to Evergreen Intrinsic World Equity Fund)

Amended Pricing Schedule to Custodian Agreement (dated 12/15/2006)

Administrative Services Agreement
Master Administrative Services Agreement between Evergreen International Trust and Evergreen Investment Services, Inc. (dated 1/2/2002)

Transfer and Assumption of Master Administrative Services Agreement between Evergreen Investment Management Company, LLC, Evergreen Investment Services Inc., and Evergreen International Trust (dated 1/1/2008)

Amended and Restated Master Transfer and Recordkeeping Agreement between Evergreen International Trust and Evergreen Service Company, LLC (dated 9/21/2006)

Letter Amendment to Master Transfer and Recordkeeping Agreement between Evergreen International Trust and Evergreen Service Company, LLC (dated 12/7/2006, with respect to Evergreen Intrinsic World Equity Fund)

Distribution Plans
Distribution Plan for Class A Shares (dated 12/31/2008)

Distribution Plan for Class B Shares (dated 12/31/2008)

Distribution Plan for Class C Shares (dated 12/31/2008)

Distribution Plan for Class R Shares (dated 12/31/2008)

Multiple Class Plan
Multiple Class Plan (dated 10/7/2003)

THE ALTERNATE PLAN

WELLS FARGO FUNDS TRUST

WELLS FARGO MASTER TRUST

EVERGREEN SELECT EQUITY TRUST

EVERGREEN SELECT FIXED INCOME TRUST

AGREEMENT AND PLAN OF REORGANIZATION

Dated as of March 1, 2010

This AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") is made as of this March 1, 2010, by and among Wells Fargo Funds Trust ("WFA Funds Trust"), a Delaware statutory trust, for itself and with respect to each of its series that is an Acquiring Fund, as defined below, WFA Funds Trust and each Acquiring Fund acting on its own behalf separately from all of the other parties hereto and not jointly or jointly and severally with any other party hereto; Wells Fargo Master Trust ("WFA Master Trust"), a Delaware statutory trust, for itself and with respect to each of its series that is a Master Portfolio, as defined below, WFA Master Trust and each Master Portfolio acting on its own behalf separately from all of the other parties hereto and not jointly or jointly and severally with any other party hereto; Evergreen Select Equity Trust and Evergreen Select Fixed Income Trust (each an "Evergreen Fund Trust"), each a Delaware statutory trust, for itself and with respect to each of its series that is a Target Fund, as defined below, each Evergreen Fund Trust and Target Fund acting on its own behalf separately from all of the other parties hereto and not jointly or jointly and severally with any other party hereto; as to Section 17 of this Plan only, Wells Fargo Funds Management, LLC ("Wells Fargo Funds Management"), the investment adviser to each series of WFA Funds Trust and WFA Master Trust; and as to Section 17 of this Plan only, Evergreen Investment Management Company, LLC ("Evergreen Investments"), the investment adviser to each series of each Evergreen Fund Trust;

WHEREAS, WFA Funds Trust, WFA Master Trust and the Evergreen Fund Trusts are open-end management investment companies registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, Wells Fargo Funds Management and Evergreen Investments are "affiliated persons" of each other under Section 2(a)(3)(C) of the 1940 Act due to their common ownership;

WHEREAS, each Acquiring Fund is a feeder fund in a "master/feeder fund structure" that invests substantially all of its net investable assets in a Master Portfolio whose investment objective and investment strategies are substantially similar to those of the feeder fund;

WHEREAS, the parties desire that: 1) each Master Portfolio acquire the Assets of its Corresponding Target Fund, as defined below, in return for interests reflecting a beneficial interest in the Master Portfolio ("Corresponding Master Portfolio Interests") of equal value; and 2) each Corresponding Target Fund, immediately thereafter, acquires shares of its Corresponding Acquiring Fund, as defined below, and each such Corresponding Acquiring Fund assumes all of the Liabilities of such Corresponding Target Fund in return for all of the Corresponding Target Fund's Assets (comprising of the Corresponding Master Portfolio Interests received by such Corresponding Target Fund); and 3) that such shares of the Acquiring Fund be distributed to the shareholders of the Corresponding Target Fund in connection with the liquidation and termination of the Corresponding Target Fund (each transaction described above between a Master Portfolio and its Corresponding Target Fund and between a Target Fund and its Corresponding Acquiring Fund and the distribution to shareholders of the Acquiring Fund shares, being referred to collectively as a "Reorganization");

WHEREAS, this Plan contemplates multiple Reorganizations but is intended to have effect in respect of each Reorganization as a separate agreement and plan of reorganization between a Master Portfolio, one Corresponding Acquiring Fund and one Corresponding Target Fund and is to be read and interpreted accordingly;

WHEREAS, WFA Master Trust acting for itself and with respect to each Master Portfolio, WFA Funds Trust acting for itself and with respect to each Acquiring Fund, and each Evergreen Fund Trust acting for itself and with respect to each Target Fund, is acting separately from all of the other parties and their series, as applicable, and not jointly or jointly and severally with any other party;

WHEREAS, without limiting the foregoing, references in this Plan to "Evergreen Fund Trust" or otherwise to parties to this Plan shall be references only to the Evergreen Fund Trust whose series are engaged in any specific Reorganization transaction; and

WHEREAS, the parties intend that each Reorganization qualify as a "reorganization," within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that each Acquiring Fund and its Corresponding Target Fund will be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

NOW, THEREFORE, in accordance with the mutual promises described herein, the parties agree as follows:

1. Definitions.

The following terms shall have the following meanings:

1933 Act	The Securities Act of 1933, as amended.
1934 Act	The Securities Exchange Act of 1934, as amended.
Acquiring Class

The class of shares of an Acquiring Fund that WFA Funds Trust will issue to a Target Fund in respect of the Assets and Liabilities of the Target Fund attributable to the Corresponding Target Class, as set forth in Annex A.

Acquiring Fund	Each Fund listed in the column entitled "Acquiring Fund" in Annex A.
Acquiring Fund Financial Statements

The audited financial statements of an Acquiring Fund for its most recently completed fiscal year together with the unaudited financial statements of the Acquiring Fund for any semi-annual period completed since the end of the most recently completed fiscal year, in each case to the extent available.

Annex A	Annex A to this Plan, as it may be amended from time to time.
Assets

All property and assets of any kind and all interests, rights, privileges and powers of or attributable to a Fund, whether or not determinable at the appropriate Effective Time and wherever located. Assets include, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and interest receivables and receivables for shares sold) owned by a Fund and any deferred or prepaid expense shown as an asset on such Fund's books.

Assets List	A list of securities and other Assets of or attributable to a Fund as of the date provided.
Board	The Board of Trustees of WFA Funds Trust, WFA Master Trust or an Evergreen Fund Trust.
Closing Date

The closing date for each Reorganization listed in the column entitled "Closing Date" in Annex A or such other date as the parties may agree to in writing, including any postponements described in the definition of Valuation Time.

Corresponding Acquiring Class	The Acquiring Fund share class set forth opposite a Target Class in Annex A.
Corresponding Acquiring Fund	The Acquiring Fund set forth opposite a Target Fund and a Master Portfolio in Annex A.
Corresponding Master Portfolio	The Master Portfolio set forth opposite a Target Fund and an Acquiring Fund in Annex A.
Corresponding Target Class	The Target Fund share class set forth opposite an Acquiring Class in Annex A.
Corresponding Target Fund	The Target Fund set forth opposite a Master Portfolio and an Acquiring Fund in Annex A.
Effective Time	9:00 a.m. Eastern Time on the business day following the Closing Date of a Reorganization, or such other time and date as the parties may agree to in writing.
Fund	An Acquiring Fund, a Master Portfolio or a Target Fund.
HSR Act	The Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
Liabilities

All liabilities of, or allocated or attributable to, a Fund, whether known or unknown, accrued or unaccrued, absolute or contingent, conditional or fixed, matured or unmatured. For clarity and without limitation, the Liablilities of a Target Fund of an Evergreen Fund Trust include all of its present or future obligations (or the obligations of any Evergreen Fund Trust relating to the Target Fund) under or in respect of deferred compensation and as to indemnification (including without limitation with respect to any action, suit, or proceeding, whether or not currently pending or threatened).

Master Portfolio	Each Fund listed in the column entitled "Master Portfolio" in Annex A.
Master Portfolio Financial Statements

The audited financial statements of a Master Portfolio for its most recently completed fiscal year together with the unaudited financial statements of the Master Portfolio for any semi-annual period completed since the end of the most recently completed fiscal year, in each case to the extent available.

Material Agreements	The agreements set forth in Schedule A, as it may be amended from time to time.
Reorganization Documents

With respect to the Master Portfolio, such bills of sale, assignments, and other instruments of transfer as WFA Master Trust reasonably deems necessary or desirable to effect any Corresponding Target Fund's transfer of all of its rights and title to and interest in its Assets to the Master Portfolio. With respect to an Acquiring Fund, such bills of sale, assignments, and other instruments of transfer as WFA Funds Trust reasonably deems necessary or desirable to effect any Corresponding Target Fund's transfer of all of its rights and title to and interest in its Assets to the Acquiring Fund. With respect to a Target Fund, such instruments of assumption, instruments of transfer, and other documents as the Evergreen Fund Trust in question reasonably deems necessary or desirable to effect the Corresponding Acquiring Fund's assumption of all of the Target Fund's Liabilities.

Schedule A	Schedule A to this Plan, as it may be amended from time to time.
Target Class	The Target Fund share class set forth opposite an Acquiring Class in Annex A.
Target Fund	Each Fund listed in the column entitled "Target Fund" in Annex A.
Target Fund Financial Statements

The audited financial statements of a Target Fund for its most recently completed fiscal year together with the unaudited financial statements of the Target Fund for any semi-annual period completed since the end of the most recently completed fiscal year, in each case to the extent available.

Valuation Time

With respect to each Reorganization, the last time on the Closing Date, or such other time and date as the parties may agree to in writing, when WFA Master Trust determines the net asset value of the interests of the Master Portfolio as set forth in the Master Portfolio's registration statement on Form N-1A. In the event the New York Stock Exchange or another primary trading market for portfolio securities of the Master Portfolio shall be closed to trading, or trading thereon shall be restricted or trading or the reporting of trading on the New York Stock Exchange or other primary trading market shall be disrupted so that accurate appraisal of the value of the net assets of the Master Portfolio, the Acquiring Fund or any Target Fund is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored. In such event, the Effective Time shall automatically be postponed so that it occurs on the first business day after the Valuation Time.

2. Regulatory Filings. For each Reorganization, WFA Funds Trust whose series is the Acquiring Fund shall prepare and file any required filings including, without limitation, filings with state or foreign securities regulatory authorities in connection with the Reorganization. WFA Master Trust whose series is a Master Portfolio and each Evergreen Fund Trust whose series is a Corresponding Target Fund shall assist WFA Funds Trust in preparing any such required filings.

3. Transfer of Target Fund Assets. Each Evergreen Fund Trust, with respect to each of its series that is a Target Fund, WFA Master Trust, with respect to each of its series that is a Master Portfolio, and WFA Funds Trust, with respect to each of its series that is an Acquiring Fund, shall take the following steps with respect to each Reorganization involving that Target Fund, Acquiring Fund or Master Portfolio:

(a) Within a reasonable time prior to the Closing Date, the Target Fund shall provide, if requested, its Assets List to its Corresponding Master Portfolio. The Target Fund may sell any investment on the Assets List prior to the Valuation Time. After the Target Fund provides the Assets List, the Target Fund will notify its Corresponding Master Portfolio of its purchase or incurrence of additional investments or of any additional encumbrances, rights, restrictions or claims not reflected on the Assets List, within a reasonable time period after such purchase or incurrence. Within a reasonable time after receipt of the Assets List and prior to the Closing Date, the Corresponding Master Portfolio will advise the Target Fund in writing of any investments shown on the Assets List that the Corresponding Master Portfolio has reasonably determined to be impermissible or inconsistent with the investment objective, policies and restrictions of the Corresponding Master Portfolio.

(b) The Selling Fund Trust shall assign, transfer, deliver and convey the Target Fund's Assets to its Corresponding Master Portfolio at the Reorganization's Effective Time. In exchange for the transfer of Assets, the Corresponding Master Portfolio shall simultaneously issue and deliver to the Target Fund full and fractional Corresponding Master Portfolio Interests. The Master Portfolio shall determine the number of Corresponding Master Portfolio Interests to issue and deliver in respect of each Target Class by dividing the value of the Target Fund's Assets attributable to the Target Class by the net asset value of one Corresponding Master Portfolio Interest. Based on this calculation, the Master Portfolio shall issue Corresponding Master Portfolio Interests with an aggregate net asset value equal to the value of the Assets of the Corresponding Target Class. The Master Portfolio shall then accept the Target Fund's Assets such that at and after the Effective Time all of the Target Fund's Assets shall become and be Assets of the Master Portfolio.

(c) Immediately thereafter, the Selling Fund Trust shall assign, transfer, deliver and convey its Assets (now comprising of the Corresponding Master Portfolio Interests as described in Section 3(b) of this Plan) to its Corresponding Acquiring Fund. In exchange for the transfer of the Assets, the Corresponding Acquiring Fund shall simultaneously assume the Target Fund's Liabilities and issue and deliver to the Target Fund full and fractional shares of beneficial interest of each Acquiring Class. The Corresponding Acquiring Fund shall determine the number of shares of each Acquiring Class to issue and deliver to its Corresponding Target Class by dividing the value of the Assets net of Liabilities attributable to the Target Class by the net asset value of one Acquiring Class share. Based on this calculation, the Corresponding Acquiring Fund shall issue shares of beneficial interest of each Acquiring Class with an aggregate net asset value equal to the value of the Assets net of Liabilities of the Corresponding Target Class. The Corresponding Acquiring Fund shall immediately accept the Target Fund's Assets and assume the Target Fund's Liabilities such that at and after the Effective Time (i) all of the Corresponding Target Fund's Assets shall become and be Assets of its Corresponding Acquiring Fund and (ii) all of the Target Fund's Liabilities at the Effective Time shall attach to the Corresponding Acquiring Fund, and be enforceable against the Corresponding Acquiring Fund to the same extent as if initially incurred by the Corresponding Acquiring Fund.

(d) The parties shall determine the net asset value of the Corresponding Master Portfolio Interests and the value of the Target Fund's Assets to be delivered as described in Section 3(b) of this Plan as of the Valuation Time in accordance with WFA Master Trust's current valuation procedures as described in the then current prospectus or prospectuses or statement or statements of additional information of the Master Portfolio. The parties shall determine the net asset value of the Acquiring Fund shares and the value of the Target Fund's Assets to be conveyed net of Liabilities to be delivered as described in Section 3(c) of this Plan as of the Valuation Time in accordance with WFA Funds Trust's current valuation procedures as described in the then-current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund. The parties shall make all computations to the fourth decimal place or such other decimal place as the parties may agree to in writing.

(e) The Evergreen Fund Trust shall cause its custodian to transfer the Target Fund's Assets with good and marketable title to the account of its Corresponding Master Portfolio. The Evergreen Fund Trust shall also cause its custodian to transfer all cash in the form of immediately available funds to the account of the Corresponding Master Portfolio. In addition, the Evergreen Fund Trust shall cause its custodian to transfer any Assets that were not transferred to the account of the Corresponding Master Portfolio at the Effective Time to the Corresponding Master Portfolio's account at the earliest practicable date thereafter. The Master Portfolio shall cause its custodian to transfer the Corresponding Master Portfolio Interests with good and marketable title to the account of the Target Fund. Immediately thereafter, the Target Fund shall cause its custodian to transfer its Assets (comprising of the Corresponding Master Portfolio Interests as described in Section 3(b) of this Plan) with good and marketable title to the account of the Corresponding Acquiring Fund. The Acquiring Fund will transfer the Corresponding Acquiring Fund shares with good and marketable title to the account of the Target Fund.

4. Liquidation and Termination of Target Funds, Registration of Shares and Access to Records. Each Evergreen Fund Trust, with respect to each of its series that is a Target Fund, WFA Master Trust, with respect to each of its series that is a Master Portfolio, and WFA Funds Trust, with respect to each of its series that is an Acquiring Fund, shall take the following steps with respect to each Reorganization involving that Target Fund, Master Portfolio or Acquiring Fund:

(a) At or as soon as is reasonably practical after the Effective Time, the Evergreen Fund Trust shall distribute to shareholders of record of each Target Class full and fractional shares of beneficial interest of its Corresponding Acquiring Class pro rata on the basis of the shares of the Target Class owned by such shareholders. Each shareholder also shall have the right to receive, at or as soon as practicable after the Effective Time, any unpaid dividends or other distributions that the Evergreen Fund Trust may have declared with respect to the Target Class shares. WFA Funds Trust shall record on its books the ownership by the shareholders of the Corresponding Acquiring Fund shares. WFA Funds Trust does not issue certificates representing the Acquiring Fund shares, and shall not be responsible for issuing certificates to shareholders of the Target Funds. The Evergreen Fund Trust shall wind up the affairs of the Target Fund and shall take all steps as are necessary and proper to dissolve, liquidate and terminate the Target Fund and the Evergreen Fund Trust in accordance with applicable law and regulations and its Declaration of Trust and By-Laws, as soon as is reasonably practicable after the Effective Time.

(b) At and after the Closing Date, the Evergreen Fund Trust, with respect to the Target Fund, shall provide the applicable WFA Funds Trust, with respect to the Corresponding Acquiring Fund, and its transfer agent with immediate access to (i) all of its records containing the names, addresses and taxpayer identification numbers of all of the Target Fund's shareholders and the number and percentage ownership of the outstanding shares of the Target Class owned by each shareholder immediately prior to the Effective Time; and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) in the possession or control of the Evergreen Fund Trust relating to the Target Fund shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Any payments made to service providers in connection with such direction shall be borne by both Wells Fargo Funds Management and Evergreen Investments pursuant to Section 17 of this Plan. As soon as practicable following the Reorganization, the Evergreen Fund Trust shall deliver all books and records with respect to the Target Fund in its possession or control, including books and records showing the ownership of all of the issued and outstanding shares of each Target Class, to WFA Funds Trust and WFA Master Trust, as applicable, and WFA Funds Trust and WFA Master Trust, as applicable, shall thereafter have the responsibility to preserve and maintain, or to cause its service providers to preserve and maintain, all such records received by it in accordance with Section 31 of, and Rule 31a-1 and 31a-2 under, the 1940 Act.

5. Representations, Warranties and Agreements of a Evergreen Fund Trust. Each Evergreen Fund Trust, for itself and with respect to each of its series that is a Target Fund, separately and not jointly, represents and warrants to, and agrees with WFA Master Trust and WFA Funds Trust in any Reorganization of such Target Fund, as follows:

(a) The Evergreen Fund Trust is a statutory trust, duly created, validly existing and in good standing under the laws of the State of Delaware. The Board of the Evergreen Fund Trust duly established and designated the Target Fund as a series of the Evergreen Fund Trust and each Target Class as a class of the Target Fund. The Evergreen Fund Trust is an open-end management investment company registered with the SEC under the 1940 Act, and such registration is in full force and effect.

(b) The Evergreen Fund Trust has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and Assets, to carry on its business as now being conducted and as described in its currently effective registration statement on Form N-1A as filed with the SEC, to enter into this Plan and to consummate the transactions contemplated herein.

(c) The Board of the Evergreen Fund Trust has duly authorized the execution and delivery of this Plan and approved the performance of the transactions contemplated herein. Duly authorized officers of the Evergreen Fund Trust have executed and delivered this Plan. This Plan represents a valid and binding obligation of the Evergreen Fund Trust with respect to the Target Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan do not, and the consummation of the transactions contemplated by this Plan will not, violate any law or regulation applicable to the Evergreen Fund Trust, the Declaration of Trust or By-Laws of the Evergreen Fund Trust or any agreement, indenture, instrument, contract or other undertaking to which the Evergreen Fund Trust is a party or by which it is bound. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Evergreen Fund Trust of the transactions contemplated by this Plan, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and insurance, securities or blue sky laws of any U.S. state or the District of Columbia or Puerto Rico.

(d) The Target Fund has qualified and met the requirements for treatment as a "regulated investment company" under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of each taxable year since the commencement of its operations, and will continue to so qualify until the Effective Time and has computed (or will compute) its federal income tax liability, if any, under Sections 852 and 4982 of the Code.

(e) The Evergreen Fund Trust has duly authorized and validly issued all of the issued and outstanding shares of the Target Fund and all of those shares are, and on the Closing Date will be, validly outstanding, fully paid and non-assessable, and were and will have been offered for sale and sold in conformity, in all material respects, with the registration or qualification requirements of all applicable federal and state securities laws. There are, and will be as of the Closing Date, no outstanding options, warrants or other rights to subscribe for or purchase any Target Fund shares, nor are there outstanding any securities convertible into Target Fund shares.

(f) The Evergreen Fund Trust with respect to the Target Fund is, and at the Effective Time will be, in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the 1940 Act, the 1933 Act, the 1934 Act and all applicable state securities laws, and from the date of this Plan through the Closing Date will comply in all material respects with all newly adopted rules and regulations under the 1940 Act on or before their compliance dates. The Evergreen Fund Trust with respect to the Target Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the registration statement on Form N-1A as currently in effect in respect of it. The value of the net assets of the Target Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the policies of such Target Fund, except as has been disclosed to its Corresponding Acquiring Fund.

(g) Except as otherwise provided herein, the Evergreen Fund Trust shall operate the business of the Target Fund in the ordinary course between the date hereof and the Effective Time, it being agreed that such ordinary course of business will include, without limitation: (i) the declaration and payment of dividends and distributions pursuant to standard dividend and distribution policies approved by such Target Fund's Board prior to the date of this Plan or otherwise in the ordinary course of business, (ii) the declaration and payment of any other dividends and distributions deemed advisable by the Target Fund after consultation with its Corresponding Master Portfolio and its Corresponding Acquiring Fund in anticipation of the Reorganization, including the declaration and payment of dividends necessary to avoid a fund-level tax for the taxable year ending on the Closing Date and, as applicable, any prior taxable year in respect of which such Target Fund is eligible as of the Closing Date to declare a "spillback" dividend under Section 855 of the Code, and (iii) the taking of any other commercially reasonable action in anticipation of the Reorganization (and obtaining such additional "run off" insurance coverage as the Evergreen Fund Trust's Board may approve, and selling assets for purposes of recognizing taxable gains to offset tax-loss carryforwards).

(h) At the Effective Time, the Evergreen Fund Trust with respect to the Target Fund will have good and marketable title to its Assets and full right, power and authority to assign, transfer, deliver and convey such Assets.

(i) The Target Fund Financial Statements fairly present the financial position of the Target Fund as of the date indicated. The Target Fund Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied.

(j) To the knowledge of the Evergreen Fund Trust, except as has been disclosed to its Corresponding Master Portfolio and its Corresponding Acquiring Fund, the Target Fund has no material Liabilities, whether or not determined or determinable, other than: 1) Liabilities disclosed or provided for in the Target Fund Financial Statements; and 2) Liabilities incurred in the ordinary course of business subsequent to the Target Fund Financial Statements. The Target Fund does not have any Liabilities to any service provider of the Evergreen Fund Trust for fees previously waived or deferred by such service provider.

(k) Except as has been disclosed to its Corresponding Master Portfolio and its Corresponding Acquiring Fund: (i) the Evergreen Fund Trust does not know of any claims, actions, suits, inquiries, investigations or proceedings of any type pending or threatened against the Evergreen Fund Trust in respect of the Target Fund, the Target Fund or their Assets or businesses, or against any investment adviser or principal underwriter of the Target Fund relating to the services such adviser or underwriter provides to the Target Fund; and (ii) the Evergreen Fund Trust does not know of any facts that it currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, inquiry, investigation or proceeding against the Evergreen Fund Trust in respect of the Target Fund, the Target Fund or their Assets or businesses, or against any investment adviser or principal underwriter of the Target Fund relating to the services such adviser or underwriter provides to the Target Fund. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts. Except as has been disclosed to its Corresponding Acquiring Fund, the Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect in a material manner, its financial condition, results of operations, business, properties or Assets or the Target Fund's ability to consummate the transactions contemplated by this Plan.

(l) All contracts and agreements other than the Evergreen Fund Trust's Agreement and Declaration of Trust and By-Laws, each as amended, that are material to the Target Fund's business and to which the Evergreen Fund Trust is a party or by which it is bound in each case, in respect of the Target Fund, are listed on Schedule A. Except as has been disclosed to its Corresponding Master Portfolio and its Corresponding Acquiring Fund, no material default has occurred and is continuing in respect of the Target Fund under any such contract or agreement.

(m) The Evergreen Fund Trust has timely filed all tax returns in respect of the Target Fund for all of its taxable years to and including its most recent taxable year required to be filed on or before the date of this Plan, has paid all taxes payable pursuant to such returns, and made available to the Corresponding Master Portfolio and its Corresponding Acquiring Fund all of the Target Fund's previously filed tax returns. To the knowledge of the Evergreen Fund Trust, no such tax return has been or is currently under audit, and no assessment has been asserted with respect to any return. The Evergreen Fund Trust will file all of the Target Fund's tax returns (and pay any taxes due thereon) for all of its taxable periods ending on or before the Closing Date not previously filed on or before their due dates (taking account of any valid extensions thereof).

(n) Since the date of the most recent Target Fund Financial Statements, there has been no material adverse change in the financial condition, business, properties or Assets of the Target Fund. For purposes of this provision, the effects of investment underperformance, negative investment performance or net redemptions shall not, individually or in the aggregate, be deemed to give rise to any such change.

(o) The current prospectus and statement of additional information, each as supplemented, of the Target Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(p) Any information provided in writing by the Evergreen Fund Trust in respect of the Target Fund or by the Target Fund for use, to the extent applicable, in WFA Funds Trust's registration statement on Form N-14 relating to the Reorganization (the "Registration Statement"), does not, and from the date provided through and until the date of the shareholder meeting will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(q) The Target Fund shall issue and deliver or cause its custodian to issue and deliver to the Secretary of WFA Master Trust and the Secretary of WFA Funds Trust a certificate identifying the Assets of the Target Fund held by it as of the Valuation Time.

(r) Subject to the provisions of this Plan, the Target Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan, including any actions required to be taken after the Closing Date.

6. Representations, Warranties and Agreements of WFA Master Trust and WFA Funds Trust. WFA Master Trust, for itself and with respect to each of its series that is a Master Portfolio, and WFA Funds Trust, for itself and with respect to each of its series that is an Acquiring Fund, separately and not jointly, represent and warrant to, and agree with the applicable Evergreen Fund Trust in any Reorganization involving such Master Portfolio or Acquiring Fund, as follows:

(a) WFA Master Trust and WFA Funds Trust are statutory trusts, duly created, validly existing and in good standing under the laws of the State of Delaware. The Board of WFA Master Trust duly established and designated the Master Portfolio as a series of WFA Master Trust. The Board of WFA Funds Trust duly established and designated the Acquiring Fund as a series of WFA Funds Trust and each Acquiring Class as a class of the Acquiring Fund. WFA Master Trust and WFA Funds Trust are open-end management investment companies registered with the SEC under the 1940 Act, and such registration is in full force and effect.

(b) WFA Master Trust and WFA Funds Trust have the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and Assets, to carry on its business as now being conducted and described in its currently effective registration statement on Form N-1A as filed with the SEC, to enter into this Plan and to consummate the transactions contemplated herein.

(c) The Boards of WFA Master Trust and WFA Funds Trust have each duly authorized the execution and delivery of this Plan and approved the performance of the transactions contemplated herein. Duly authorized officers of WFA Master Trust and WFA Funds Trust have executed and delivered this Plan. This Plan represents a valid and binding obligation of WFA Master Trust and WFA Funds Trust, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan do not, and the consummation of the transactions contemplated by this Plan will not, violate any law or regulation applicable to WFA Master Trust or WFA Funds Trust, the Declaration of Trust or By-Laws of WFA Master Trust or WFA Funds Trust or any agreement, indenture, instrument, contract or other undertaking to which WFA Master Trust and WFA Funds Trust are parties or by which they are bound. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by WFA Funds Trust of the transactions contemplated by this Plan, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and insurance, securities or blue sky laws of any U.S. state or the District of Columbia or Puerto Rico.

(d) The Acquiring Fund has qualified and met the requirements for treatment as a "regulated investment company" under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of each taxable year since the commencement of its operations, and will continue to so qualify until the Effective Time and has computed (or will compute) its federal income tax liability, if any, under Sections 852 and 4982 of the Code. Since its formation, the Master Portfolio has qualified as either a partnership or a disregarded entity for federal income tax purposes.

(e) WFA Master Trust and WFA Funds Trust have duly authorized and validly issued all of the issued and outstanding interests of the Master Portfolio and shares of the Acquiring Fund, and all of those interests or shares are, and on the Closing Date will be, validly outstanding, fully paid and non-assessable by WFA Master Trust or WFA Funds Trust, respectively, and were and will have been offered for sale and sold in conformity, in all material respects, with the registration or qualification requirements of all applicable federal and state securities laws. Before the Closing Date, WFA Master Trust shall have duly authorized the Corresponding Master Portfolio Interests of the Master Portfolio to be issued and delivered to the Target Fund as of the Effective Time. Before the Closing Date, WFA Funds Trust shall have duly authorized the shares of the Acquiring Fund to be issued and delivered to the Target Fund immediately thereafter pursuant to Section 3(c) of this Plan. When issued and delivered, the interests of the Master Portfolio to be issued and delivered to the Target Fund shall have been qualified under all applicable federal and state securities laws and shall be duly and validly issued, fully paid and non-assessable, and no interestholder of the Master Portfolio shall have any preemptive right of subscription or purchase in respect of them. When issued and delivered, the shares of the Acquiring Fund to be issued and delivered to the Target Fund shall have been registered for sale under the 1933 Act and qualified under all applicable state securities laws and shall be duly and validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect of them. There are, and will be as of the Closing Date, no outstanding options, warrants or other rights to subscribe for or purchase the Master Portfolio interests or the Acquiring Fund shares, nor are there outstanding any securities convertible into Master Portfolio interests or Acquiring Fund shares.

(f) WFA Master Trust with respect to the Master Portfolio and WFA Funds Trust with respect to the Acquiring Fund are, and at the Effective Time will be, in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the 1940 Act, the 1933 Act, the 1934 Act, and all applicable state securities laws, and from the date of this Plan through the Closing Date will comply in all material respects with all newly adopted rules and regulations under the 1940 Act on or before their compliance dates. WFA Master Trust with respect to the Master Portfolio and WFA Funds Trust with respect to the Acquiring Fund are in compliance in all material respects with the investment policies and restrictions applicable to them set forth in their registration statements on Form N-1A as currently in effect in respect of them. The value of the net assets of the Master Portfolio is determined using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the policies of such Master Portfolio, except as has been disclosed to its Corresponding Target Fund. The value of the net assets of the Acquiring Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the policies of such Acquiring Fund, except as has been disclosed to its Corresponding Target Fund.

(g) Except as otherwise provided herein, WFA Master Trust shall operate the business of the Master Portfolio and WFA Funds Trust shall operate the business of the Acquiring Fund in the ordinary course between the date hereof and the Effective Time, it being agreed that such ordinary course of business will include, without limitation: (i) the declaration and payment of dividends and distributions pursuant to standard dividend and distribution policies approved by such Master Portfolio's or Acquiring Fund's Board, as applicable, prior to the date of this Plan, (ii) the declaration and payment of any other dividends and distributions deemed advisable by mutual agreement of such Target Fund, Master Portfolio and Acquiring Fund in anticipation of the Reorganization, and (iii) the taking of any other commercially reasonable action in anticipation of the Reorganization.

(h) The Master Portfolio Financial Statements fairly present the financial position of the Master Portfolio as of the date indicated. The Acquiring Fund Financial Statements fairly present the financial position of the Acquiring Fund as of the date indicated. The Master Portfolio Financial Statements and the Acquiring Fund Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied.

(i) To the knowledge of WFA Master Trust and WFA Funds Trust, except as has been disclosed to their Corresponding Target Fund, the Master Portfolio and the Acquiring Fund have no material Liabilities, whether or not determined or determinable, other than: 1) Liabilities disclosed or provided for in the Master Portfolio Financial Statements or the Acquiring Fund Financial Statements, as applicable; and 2) Liabilities incurred in the ordinary course of business subsequent to the Master Portfolio Financial Statements or the Acquiring Fund Financial Statements. The Master Portfolio and the Acquiring Fund do not have any Liabilities to any service provider of the Master Portfolio or Acquiring Fund for fees previously waived or deferred by such service provider.

(j) Except as has been disclosed to their Corresponding Target Fund: (i) WFA Master Trust and WFA Funds Trust do not know of any claims, actions, suits, inquiries, investigations or proceedings of any type pending or threatened against WFA Master Trust in respect of the Master Portfolio, WFA Funds Trust in respect of the Acquiring Fund or their Assets or businesses, or against any investment adviser or principal underwriter of the Master Portfolio or the Acquiring Fund relating to the services such adviser or underwriter provides to the Master Portfolio or the Acquiring Fund; and (ii) WFA Master Trust and WFA Funds Trust do not know of any facts that they currently have reason to believe are likely to form the basis for the institution of any such claim, action, suit, inquiry, investigation or proceeding against WFA Master Trust in respect of the Master Portfolio, WFA Funds Trust in respect of the Acquiring Fund or any investment adviser or principal underwriter of the Master Portfolio or the Acquiring Fund relating to the services such adviser or underwriter provides to the Master Portfolio or the Acquiring Fund. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts. Neither WFA Master Trust in respect of the Master Portfolio, WFA Funds Trust in respect of the Acquiring Fund, nor to their knowledge, any investment adviser or principal underwriter of the Master Portfolio or the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect in a material manner, its financial condition, results of operations, business, properties or Assets or the Master Portfolio's or the Acquiring Fund's ability to consummate the transactions contemplated by this Plan.

(k) All contracts and agreements that are material to the business of the Master Portfolio or the Acquiring Fund are listed on Schedule A. Except as has been disclosed to their Corresponding Target Fund, no material default has occurred and is continuing in respect of the Master Portfolio or the Acquiring Fund under any such contract or agreement.

(l) WFA Master Trust has timely filed all tax returns in respect of the Master Portfolio for all of its taxable years to and including its most recent taxable year required to be filed on or before the date of this Plan, has paid all taxes payable pursuant to such returns and has made available to the applicable Target Fund all of the applicable Master Portfolio's previously filed tax returns. WFA Funds Trust has timely filed all tax returns for the Acquiring Fund for all of its taxable years to and including its most recent taxable year required to be filed on or before the date of this Plan, has paid all taxes payable pursuant to such returns and made available to the Target Fund all of the Acquiring Fund's previously filed tax returns. To the knowledge of WFA Master Trust and WFA Funds Trust, no such return is currently under audit and no assessment has been asserted with respect to any return. WFA Master Trust will file all of the Master Portfolio's tax returns and WFA Funds Trust will file all of the Acquiring Fund's tax returns (and pay any taxes due thereon) for all of their taxable periods ending on or before the Closing Date not previously filed on or before their due dates (taking account of any valid extensions thereof).

(m) Since the date of the most recent Master Portfolio Financial Statements, there has been no material adverse change in the financial condition, business, properties or Assets of the Master Portfolio. Since the date of the most recent Acquiring Fund Financial Statements, there has been no material adverse change in the financial condition, business, properties or Assets of the Acquiring Fund. For purposes of this provision, the effects of investment underperformance, negative investment performance or net redemptions shall not, individually or in the aggregate, be deemed to give rise to any such change.

(n) The current prospectus and statement of additional information and registration statement on Form N-1A of the Master Portfolio and the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(o) To the extent applicable, as of the effective date of WFA Funds Trust's Registration Statement, the date of the meeting of shareholders of the Target Fund relating to the Reorganization, and the Closing Date, the Prospectus/Proxy Statement (the "Prospectus/Proxy Statement") which forms a part of the Registration Statement and the Registration Statement insofar as it relates to WFA Funds Trust in respect to the Acquiring Fund or the Acquiring Fund itself, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by the Target Fund to the Acquiring Fund in writing for use in the Registration Statement or the Prospectus/Proxy Statement.

(p) At the Effective Time, the Acquiring Fund shall issue and deliver or cause its transfer agent to issue and deliver to the Secretary of the Evergreen Fund Trust a confirmation evidencing that the shares of the Acquiring Fund to be credited on the Effective Time have been credited to the Corresponding Target Fund's account on the books of the Acquiring Fund.

(q) Subject to the provisions of this Plan, the Master Portfolio and the Acquiring Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan, including any actions required to be taken after the Closing Date.

(r) Each Acquiring Fund Trust, on behalf of each Acquiring Fund, agrees that any information regarding the Corresponding Target Fund that is known, or reasonably should be known, by any of the Evergreen Fund Trust or the Evergreen Fund Trust's investment adviser or any one or more of their officers, employees or affiliates shall be deemed to have been disclosed to the Acquiring Fund prior to the date of this Plan or the Valuation Time, whichever is earlier.

7. Conditions to a Target Fund's Obligations. The obligations of the Evergreen Fund Trust with respect to each of its series that is a Target Fund in a Reorganization shall be subject to satisfaction of the following conditions precedent:

(a) The shareholders of the Target Fund shall have approved the Reorganization if and to the extent, and in the manner, required by the Evergreen Fund Trust's Declaration of Trust or By-Laws and applicable law. For clarity, the failure of any one Target Fund's shareholders to satisfy this condition shall release the Evergreen Fund Trust of its obligation under this Plan with respect to the Reorganization involving that Target Fund but not with respect to any other Reorganization.

(b) This Plan and the transactions contemplated by it shall have been approved by the affirmative vote of (i) at least a majority of the Board of each of WFA Master Trust and WFA Funds Trust (including a majority of those Trustees who are not "interested persons" of any parties to this Plan, as defined in Section 2(a)(19) of the 1940 Act) and (ii) at least a majority of the Trustees of the Evergreen Fund Trust (including a majority of those Trustees who are not "interested persons" of any parties to this Plan, as defined in Section 2(a)(19) of the 1940 Act). WFA Master Trust and WFA Funds Trust shall have duly executed and delivered to the Target Fund, the Corresponding Master Portfolio Reorganization Documents and the Corresponding Acquiring Fund Reorganization Documents.

(c) All representations and warranties of WFA Master Trust and WFA Funds Trust made in this Plan that are not by their terms qualified as to materiality shall be true and correct in all material respects, and all representations and warranties of WFA Master Trust and WFA Funds Trust made in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case as if made at and as of the Valuation Time and the Effective Time.

(d) WFA Master Trust shall have delivered to the Evergreen Fund Trust a certificate dated as of the Closing Date and executed in its name by its Secretary or Treasurer (or Assistant Secretary or Assistant Treasurer) stating: 1) that all representations and warranties of WFA Master Trust made in this Plan that by their terms are not qualified as to materiality are true and correct in all material respects, and all representations and warranties of WFA Master Trust made in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case at and as of the Valuation Time; 2) that the Target Fund's Assets are consistent with its Corresponding Master Portfolio's investment objectives, policies and restrictions and that the Target Fund's Assets may be lawfully acquired by its Corresponding Master Portfolio; and 3) that WFA Master Trust with respect to the Master Portfolio has complied with all of the agreements and covenants to be performed or satisfied by it under this Plan in respect of the Master Portfolio. WFA Funds Trust shall have delivered to the Evergreen Fund Trust a certificate dated as of the Closing Date and executed in its name by its Secretary or Treasurer (or Assistant Secretary or Assistant Treasurer) stating: 1) that all representations and warranties of WFA Funds Trust made in this Plan that are not by their terms qualified as to materiality are true and correct in all material respects, and all representations and warranties of WFA Funds Trust made in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case at and as of the Valuation Time; 2) that the Target Fund's Assets transferred to the Acquiring Fund (consisting of the Corresponding Master Portfolio Interests) are consistent with the Acquiring Fund's investment objectives, policies and restrictions and that the Target Fund's Assets may be lawfully acquired by the Corresponding Acquiring Fund and the Target Fund's Liabilities may be lawfully assumed by its Corresponding Acquiring Fund; and 3) that WFA Funds Trust with respect to an Acquiring Fund has complied with all of the agreements and covenants to be performed or satisfied by it under this Plan in respect of the Acquiring Fund.

(e) The Evergreen Fund Trust shall have received an opinion of Richards, Layton & Finger, P.A., as special Delaware counsel to WFA Master Trust and WFA Funds Trust, in form and substance reasonably satisfactory to the Evergreen Fund Trust and dated as of the Closing Date, addressed to the Evergreen Fund Trust, with respect to the Target Fund, to the effect that:

(1) Each of WFA Master Trust and WFA Funds Trust has been duly formed and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. § 3801, et seq. (the "Act"), and has the power and authority under its Declaration of Trust and the Act to execute, deliver and perform its obligations under this Plan. Under the Act and its Declaration of Trust, each WFA Master Trust and WFA Funds Trust has the requisite trust power and authority to own all of its properties and conduct its business all as described in its Declaration of Trust;

(2) The execution and delivery of this Plan and the consummation by WFA Master Trust and WFA Funds Trust of the applicable transactions contemplated thereby have been duly authorized by all requisite statutory trust action on the part of WFA Master Trust or WFA Funds Trust under its Declaration of Trust and the Act. Assuming execution and delivery by duly authorized officers of WFA Master Trust and WFA Funds Trust, this Plan has been duly executed and delivered by WFA Master Trust and WFA Funds Trust;

(3) WFA Master Trust and WFA Funds Trust have the power to execute, deliver and perform its obligations under this Plan;

(4) This Plan constitutes a legal, valid and binding agreement of WFA Master Trust and WFA Funds Trust, enforceable against WFA Master Trust and WFA Funds Trust, in accordance with its terms;

(5) The Master Portfolio that is a series of WFA Master Trust and the Acquiring Fund that is a series of WFA Funds Trust have been duly established as a separate series under WFA Master Trust's and WFA Funds Trust's Declaration of Trust, respectively, and Section 3806(b)(2) of the Act;

(6) Each Acquiring Class of the Acquiring Fund has been duly established as a class of beneficial interests of the Acquiring Fund under WFA Funds Trust's Declaration of Trust and Section 3806(b)(1) of the Act;

(7) The interests of the Master Portfolio and the shares of an Acquiring Fund to be delivered as provided for by this Plan are duly authorized and upon delivery will be validly issued, fully paid and, subject to any interestholder or shareholder payments set forth in a specified section of WFA Master Trust's or WFA Funds Trust's Declaration of Trust, if any, non-assessable beneficial interests in the Master Portfolio and the Acquiring Fund, respectively, and under the governing instruments of WFA Master Trust and WFA Funds Trust, no interestholder of the Master Portfolio and no shareholder of the Acquiring Fund has any preemptive right or similar rights thereof;

(8) Neither the execution, delivery and performance by WFA Master Trust or WFA Funds Trust of this Plan, nor the consummation by WFA Master Trust or WFA Funds Trust of the applicable transactions contemplated thereby, violates (i) the Declaration of Trust of WFA Master Trust or WFA Funds Trust or (ii) any law, rule, or regulation of the State of Delaware applicable to WFA Master Trust or WFA Funds Trust; and

(9) Neither the execution, delivery and performance by WFA Master Trust or WFA Funds Trust of this Plan, nor the consummation by such WFA Master Trust or WFA Funds Trust Fund Trust of any of the applicable transactions contemplated thereby, requires the consent or approval of, the withholding of, objection on the part of, the giving notice to, the filing, registration or qualification with, or the taking of any other action in respect of any governmental authority or agency of the State of Delaware.

In rendering such opinion, such counsel may assume all conditions precedent set forth in this Plan have been satisfied and such counsel may include other customary assumptions and qualifications for opinions of this type, including without limitation, customary enforceability assumptions (including the effect of principles of equity, including .principles of commercial reasonableness and good faith and fair dealing) and that the Trustees of the WFA Master Trust and WFA Funds Trust have complied with their fiduciary duties in approving this Plan and that the Reorganizations are fair in all respects. In addition, such counsel need not express an opinion with respect to any provisions of this Plan that purport to obligate WFA Master Trust or WFA Funds Trust to cause other persons or entities to take certain actions or act in a certain way insofar as such opinion would relate to the actions of such other persons or entities, any provisions of this Plan to the extent that such provisions purport to bind the Trustees of the WFA Master Trust or WFA Funds Trust in the exercise of their fiduciary duties or to bind parties not a signatory to this Plan and any provision of this Plan to the extent such provision relates to the dissolution or liquidation of the WFA Master Trust or WFA Funds Trust or series thereof.

(f) The Evergreen Fund Trust shall have received an opinion of Goodwin Procter LLP, as counsel to WFA Master Trust and WFA Funds Trust, in form and substance reasonably satisfactory to the Evergreen Fund Trust and dated as of the Closing Date, addressed to the Evergreen Fund Trust, with respect to the Target Fund, to the effect that:

(1) WFA Master Trust and WFA Funds Trust are open-end management investment companies registered under the 1940 Act;

(2) The execution and delivery of this Plan did not, and the consummation of the Reorganization will not, violate any Material Agreement or any law, rule or regulation to which WFA Master Trust and WFA Funds Trust is a party or by which it is bound;

(3) The Registration Statement has become effective under the 1933 Act, and to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued by the SEC and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act; and

(4) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by WFA Master Trust or WFA Funds Trust of the Reorganization, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulation under those acts, or that may be required under state securities or blue sky laws.

In rendering such opinion, such counsel may (i) rely on the opinion of other counsel to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and Delaware law, (iv) rely on certificates (reasonably acceptable to the Evergreen Fund Trust) of officers or Trustees of WFA Master Trust or WFA Funds Trust, (v) assume that each of this Plan and each Material Agreement is governed by the laws of the State of Delaware or the Commonwealth of Massachusetts.

(g) The Evergreen Fund Trust shall have received an opinion, dated as of the Closing Date, of Proskauer Rose LLP, upon which each Target Fund and its shareholders may rely based upon factual representations required by Proskauer Rose LLP made in certificates provided to Proskauer Rose LLP by the Evergreen Fund Trust, WFA Master Trust and WFA Funds Trust, and in a form reasonably satisfactory to the Evergreen Fund Trust substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, the Reorganization will constitute a "reorganization," within the meaning of Section 368(a) of the Code.

(h) There shall not be in effect on the Closing Date any order, judgment, injunction or other decree of any court of competent jurisdiction restraining, enjoining, or otherwise prohibiting or making illegal the consummation of the transactions contemplated by this Plan. No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with the Reorganization.

(i) The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The SEC has not issued any unfavorable advisory report under Section 25(b) of the 1940 Act relating to, or instituted any proceeding seeking to enjoin consummation of, the Reorganization under Section 25(c) of the 1940 Act.

(j) Each of WFA Master Trust and WFA Funds Trust shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Reorganization's Valuation Time and Closing Date.

(k) The Evergreen Fund Trust shall have received from WFA Funds Trust a duly executed instrument reasonably acceptable to it whereby the Acquiring Fund assumes its Corresponding Target Fund's Liabilities.

(l) Wells Fargo Funds Management, Evergreen Investments and the Boards of WFA Master Trust, WFA Funds Trust and each Evergreen Fund Trust (collectively, the "Addressees") shall have received a letter dated as of the effective date of the Registration Statement from KPMG LLP ("KPMG") addressed to the Addressees with respect to each Target Fund and each Acquiring Fund for which KPMG serves as the independent registered public accounting firm in form and substance reasonably satisfactory to the Addressees, that, on the basis of limited procedures reasonably agreed to by the Addressees and described in such letter (but not an examination in accordance with generally accepted auditing standards), describes KPMG's determinations as to whether:

(1) the unaudited pro forma financial statements and pro forma adjustments included in the Registration Statement materially agree to the underlying accounting records or with written estimates provided by the Addressees in respect of the Target Fund and the Acquiring Fund;

(2) the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement materially agree to the underlying accounting records or with written estimates provided by the Addressees in respect of the Target Fund and the Acquiring Fund; and

(3) the pro forma capitalization tables appearing in the Registration Statement agree to the information set forth in item (1) of this Section 7(l) for the Target Fund and the Acquiring Fund.

(m) No party shall have terminated this Plan with respect to the Reorganization pursuant to Section 10 of this Plan.

(n) The Evergreen Fund Trust shall have taken all steps required to terminate any agreements with its service providers with respect to the Target Fund and shall have discharged in the normal course of business any and all payment obligations under such agreements prior to or simultaneously with the Reorganization.

(o) In connection with its evaluation of qualified candidates and its independent determination to nominate Michael S. Scofield and K. Dun Gifford to the Board of each of WFA Master Trust, WFA Funds Trust and Wells Fargo Variable Trust ("WFA Variable Trust"), the Board of each of WFA Master Trust, WFA Funds Trust and WFA Variable Trust shall have taken all action necessary or appropriate to appoint and constitute such nominees duly appointed members of the Board of each such Trust, their service as such to become effective no later than the Effective Time of any Reorganization as listed in Annex A, and such action shall be in full force and effect. Simultaneously with the effectiveness of his appointment as a member of the Board of WFA Master Trust, WFA Funds Trust or WFA Variable Trust, each of Messrs. Scofield and Gifford shall resign his service as a member of the Board of all Evergreen Fund Trusts that are open-end management investment companies (for the avoidance of doubt, excluding the Asset Allocation Trust).

(p) The Advisory Committee of the Trustees of the Legacy Evergreen Funds shall have been duly established in accordance with the "Charter of the Advisory Committee of the Trustees of the Legacy Evergreen Funds," and the related letter agreement of Wells Fargo Funds Management shall be in full force and effect.

(q) Arrangements reasonably satisfactory to the Board of the Evergreen Fund Trust shall have been implemented in respect of insurance; deferred compensation; indemnity; pending or threatened litigation, actions, claims, or proceedings of any kind in respect of any of the Evergreen Funds or any of their Trustees or officers; and such other matters as the Board may reasonably determine.

8. Conditions to a Master Portfolio's or an Acquiring Fund's Obligations. The obligations of WFA Master Trust with respect to each of its series that is a Master Portfolio in a Reorganization and WFA Funds Trust with respect to each of its series that is an Acquiring Fund in a Reorganization shall be subject to satisfaction of the following conditions precedent:

(a) The shareholders of the Target Fund shall have approved the Reorganization if and to the extent, and in the manner, required by the Evergreen Fund Trust's Declaration of Trust or By-Laws and applicable law. For clarity, the failure of any one Target Fund's shareholders to satisfy this condition shall release WFA Master Trust and WFA Funds Trust of their obligations under this Plan with respect to the Reorganization involving that Target Fund but not with respect to any other Reorganization.

(b) This Plan and the transactions contemplated by it shall have been approved by the affirmative vote of (i) at least a majority of the Board of each of WFA Master Trust and WFA Funds Trust (including a majority of those Trustees who are not "interested persons" of any parties to this Plan, as defined in Section 2(a)(19) of the 1940 Act), and (ii) at least a majority of the Trustees of the Evergreen Fund Trust (including a majority of those Trustees who are not "interested persons" of any parties to this Plan, as defined in Section 2(a)(19) of the 1940 Act). The Evergreen Fund Trust shall have duly executed and delivered to the Master Portfolio and the Acquiring Fund the Target Fund Reorganization Documents.

(c) All representations and warranties of the Evergreen Fund Trust made in this Plan that are not by their terms qualified as to materiality shall be true and correct in all material respects, and all representations and warranties of the Evergreen Fund Trust made in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case as if made at and as of the Valuation Time and the Effective Time.

(d) The Evergreen Fund Trust shall have delivered to WFA Master Trust and WFA Funds Trust a certificate dated as of the Closing Date and executed in its name by its Secretary or Treasurer (or Assistant Secretary or Assistant Treasurer) stating: 1) that all representations and warranties of the Evergreen Fund Trust made in this Plan that by their terms are not qualified as to materiality are true and correct in all material respects, and all representations and warranties of the Evergreen Fund Trust in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case at and as of the Valuation Time; and 2) that the Evergreen Fund Trust with respect to the Target Fund has complied with all of the agreements and covenants to be performed or satisfied by it under this Plan.

(e) WFA Master Trust and WFA Funds Trust shall have received an opinion of Richards, Layton & Finger, P.A., as special Delaware counsel to the Evergreen Fund Trust, in form and substance reasonably satisfactory to WFA Master Trust and WFA Funds Trust dated as of the Closing Date, addressed to WFA Master Trust, on behalf of the Master Portfolio, and WFA Funds Trust, with respect to the Acquiring Fund, substantially to the effect that:

(1) The Evergreen Fund Trust has been duly formed and is validly existing and in good standing as a statutory trust under 12 Del. C. § 3801, et seq. of the Act, and has the power and authority under its Declaration of Trust and the Act to execute, deliver and perform its obligations under this Plan. Under the Act and its Declaration of Trust, the Evergreen Fund Trust has the requisite trust power and authority to own all of its properties and conduct its business all as described in its Declaration of Trust;

(2) Assuming that the shareholders of the Target Fund have duly approved the Reorganization, the execution and delivery of this Plan and the consummation by the Evergreen Fund Trust of the applicable transactions contemplated thereby have been duly authorized by all requisite statutory trust action on the part of the Evergreen Fund Trust under its Declaration of Trust and the Act. Assuming execution and delivery by duly authorized officers of the Evergreen Fund Trust, this Plan has been duly executed and delivered by the Evergreen Fund Trust;

(3) The Evergreen Fund Trust has the power to execute, deliver and perform its obligations under this Plan;

(4) This Plan constitutes a legal, valid and binding agreement of the Evergreen Fund Trust, enforceable against the Evergreen Fund Trust, in accordance with its terms;

(5) The Target Fund that is a series of the Evergreen Fund Trust has been duly established as a separate series under the Evergreen Fund Trust's Declaration of Trust and Section 3806(b)(2) of the Act;

(6) Each Target Class of the Target Fund that is a series of the Evergreen Fund Trust has been duly established as a class of beneficial interests of the Target Fund under the Evergreen Fund Trust's Declaration of Trust and Section 3806(b)(1) of the Act;

(7) Assuming that the shareholders of the Target Fund that is a series of Evergreen Fund Trust have duly approved the Reorganization, neither the execution, delivery and performance by the Evergreen Fund Trust of this Plan, nor the consummation by the Evergreen Fund Trust of the applicable transactions contemplated thereby, violates (i) the Declaration of Trust or By-Laws of the Evergreen Fund Trust or (ii) any law, rule or regulation of the State of Delaware applicable to the Evergreen Fund Trust; and

(8) Neither the execution, delivery and performance by Evergreen Fund Trust of this Plan, nor the consummation by such Evergreen Fund Trust of any of the applicable transactions contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware.

In rendering such opinion, such counsel may assume all conditions precedent set forth in this Plan have been satisfied and such counsel may include other customary assumptions and qualifications for opinions of this type, including without limitation, customary enforceability assumptions (including the effect of principles of equity, including .principles of commercial reasonableness and good faith and fair dealing) and that the Trustees of the Evergreen Fund Trust have complied with their fiduciary duties in approving this Plan and that the Reorganizations are fair in all respects. In addition, such counsel need not express an opinion with respect to any provisions of this Plan that purport to obligate the Evergreen Fund Trust to cause other persons or entities to take certain actions or act in a certain way insofar as such opinion would relate to the actions of such other persons or entities, any provisions of this Plan to the extent that such provisions purport to bind the Trustees of the Evergreen Fund Trust in the exercise of their fiduciary duties or to bind parties not a signatory to this Plan and any provision of this Plan to the extent such provision relates to the dissolution or liquidation of the Evergreen Fund Trust or series thereof.

(f) WFA Master Trust and WFA Funds Trust shall have received an opinion of Ropes & Gray LLP, as counsel to the Evergreen Fund Trust, in form and substance reasonably satisfactory to WFA Master Trust and WFA Funds Trust and dated as of the Closing Date, addressed to WFA Master Trust, on behalf of the Master Portfolio, and WFA Funds Trust, with respect to the Acquiring Fund, substantially to the effect that:

(1) The Evergreen Fund Trust is an open-end, management investment company registered under the 1940 Act;

(2) The execution and delivery of this Plan did not, and the consummation of the Reorganization will not, violate any Material Agreement or any law, rule or regulation to which the Evergreen Fund Trust is a party or by which it is bound; and

(3) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Evergreen Fund Trust of the Reorganization, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those Acts, or that may be required under state securities or blue sky laws, or the HSR Act.

In rendering such opinion, such counsel may (i) rely on the opinion of other counsel to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and Massachusetts law, (iv) rely on certificates (reasonably acceptable to the WFA Master Trust and WFA Funds Trust) of officers or Trustees of the Evergreen Fund Trust, and (v) assume that each Material Agreement is governed by the laws of the Commonwealth of Massachusetts.

(g) WFA Master Trust and WFA Funds Trust shall have received an opinion, dated as of the Closing Date, of Proskauer Rose LLP, upon which the Master Portfolio and the Acquiring Fund and their interestholders and shareholders may rely, based upon factual representations required by Proskauer Rose LLP made in certificates provided to Proskauer Rose LLP by the Evergreen Fund Trust, WFA Master Trust and WFA Funds Trust and in a form reasonably satisfactory to WFA Master Trust and WFA Funds Trust substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, the Reorganization will constitute a "reorganization," within the meaning of Section 368(a) of the Code.

(h) There shall not be in effect on the Closing Date any order, judgment, injunction or other decree of any court of competent jurisdiction restraining, enjoining, or otherwise prohibiting or making illegal the consummation of the transactions contemplated by this Plan. No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with the Reorganization.

(i) The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The SEC has not issued any unfavorable advisory report under Section 25(b) of the 1940 Act relating to, or instituted any proceeding seeking to enjoin consummation of, the Reorganization under Section 25(c) of the 1940 Act.

(j) The Evergreen Fund Trust shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Reorganization's Valuation Time and Closing Date.

(k) The Addressees shall have received a letter dated as of the effective date of the Registration Statement from KPMG addressed to the Addressees with respect to each Target Fund and each Acquiring Fund for which KPMG serves as the independent registered public accounting firm in form and substance reasonably satisfactory to the Addressees, that, on the basis of limited procedures reasonably agreed to by the Addressees and described in such letter (but not an examination in accordance with generally accepted auditing standards), describes KPMG's determinations as to whether:

(1) the unaudited pro forma financial statements and pro forma adjustments included in the Registration Statement materially agree to the underlying accounting records or with written estimates provided by the Addressees in respect of the Target Fund and the Acquiring Fund;

(2) the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement materially agree to the underlying accounting records or with written estimates provided by the Addressees in respect of the Target Fund and the Acquiring Fund; and

(3) the pro forma capitalization tables appearing in the Registration Statement agree to the information set forth in item (1) of this Section 8(k) for the Target Fund and the Acquiring Fund.

(l) Except to the extent prohibited by law, and unless, in the opinion of Proskauer Rose LLP, a Target Fund's Reorganization constitutes a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code prior to the Valuation Time, each Target Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Time, which, together with all previous dividends, shall have the effect of distributing to the Target Fund shareholders, with respect to taxable periods or years ending on or before the Effective Time for which the Target Fund is eligible to take a deduction for dividends paid, all of its previously undistributed (i) "investment company taxable income" within the meaning of Section 852(b) of the Code (determined without regard to Section 852(b)(2)(D) of the Code), (ii) amounts constituting the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iii) net capital gain (within the meaning of Section 1222(11) of the Code), if any.

(m) No party shall have terminated this Plan with respect to the Reorganization pursuant to Section 10 of this Plan.

(n) The Evergreen Fund Trust shall have taken all steps required to terminate any agreements with its service providers with respect to the Target Fund and shall have discharged in the normal course of business any and all payment obligations under such agreements prior to or simultaneously with the Reorganization.

(o) The Evergreen Fund Trust shall have delivered to WFA Master Trust and WFA Funds Trust, or shall have made provision for delivery as promptly as practicable after the Effective Time of, a statement, accurate and complete in all material respects, of (i) Assets of the Target Fund, showing the tax basis of such Assets for federal income tax purposes by lot and the holding periods of such Assets for such purposes, as of the Valuation Time; (ii) the capital loss carryforwards for each Target Fund for federal income tax purposes and the taxable year(s) of the Target Fund (or its predecessors) in which such capital losses were recognized; (iii) any limitations on the use of such losses imposed under Section 382 of the Code (determined without regard to the transactions contemplated by this Plan); (iv) any unrealized gain or loss in such Assets (as determined as of the Valuation Time) for federal income tax purposes; (v) the tax books and records of each Target Fund for preparing any tax returns required by law to be filed after the Closing Date; and (vi) such other tax information reasonably requested by WFA Master Trust or WFA Funds Trust.

9. Tax Matters. Except where otherwise required by law, the parties shall not take a position on any tax returns inconsistent with the treatment of each Reorganization for tax purposes as a "reorganization," within the meaning of Section 368(a) of the Code and each Acquiring Fund and the Corresponding Target Fund will comply with the record keeping and information filing requirements of Section 1.368-3 of the Treasury Regulation in accordance therewith.

10. Termination of Plan. The Board of either an Evergreen Fund Trust, WFA Master Trust or WFA Funds Trust, as the case may be, may terminate this Plan with respect to any Reorganization, by majority vote, upon notice to the other party, if: (i) the conditions precedent set forth in Sections 7 or 8, as the case may be, are not satisfied on the Closing Date; (ii) it becomes reasonably apparent to such Board that such conditions precedent will not be satisfied by the Effective Time; or (iii) it determines that the consummation of the Reorganization is not in the best interests of the interestholders/shareholders of any of its participating Funds. The termination of this Plan with respect to any Reorganization shall not affect the continued effectiveness of this Plan with respect to any other Reorganization. No Trust or Fund or any Trustee, officer, or agent thereof shall incur any liability or other obligation, by way of damages or otherwise, for any determination by its Board not to consummate any Reorganization for any reason or for any breach of any provision of this Agreement that results in such Reorganization's not being consummated.

11. Governing Law. This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Delaware, except to the extent preempted by federal law, without regard to conflicts of law principles.

12. Amendments. The parties may, by written agreement, amend this Plan or any annex or schedule to this Plan with respect to any Reorganization at any time, including, with respect to any Target Fund whose shareholders are being asked to approve the Reorganization, before or after such Target Fund's shareholders approve of the Reorganization; provided however, that, after approval of this Plan by shareholders of the Target Fund, the parties may not amend this Plan in a manner that the Board of the Evergreen Fund Trust determines materially adversely affects the interests of the Target Fund's shareholders with respect to that Reorganization. This section shall not preclude the parties from changing the Valuation Time, Closing Date or the Effective Time of a Reorganization.

13. Waivers. At any time prior to the Effective Time, an Evergreen Fund Trust, WFA Master Trust or WFA Funds Trust may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it herein or (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. Such parties agree that any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

14. Limitation on Liabilities. The obligations of an Evergreen Fund Trust, WFA Master Trust or WFA Funds Trust shall not bind any of the Trustees, shareholders, nominees, officers, agents, or employees of an Evergreen Fund Trust, WFA Master Trust or WFA Funds Trust personally, but shall bind only the Assets and property of the particular Fund, in respect of which the obligations arise. The execution and delivery of this Plan by the parties' officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Assets and the property of the Target Fund, Master Portfolio or Acquiring Fund as appropriate.

Each of the parties hereby acknowledges that use of this form of agreement, governing multiple Reorganizations by various Funds, is for ease of administration only, and it is hereby acknowledged and agreed that by executing this Plan WFA Funds Trust, WFA Master Trust and each Evergreen Fund Trust shall be deemed to have entered into and executed a separate agreement with respect to each of its Funds separately with the other Fund(s) (and only such other Fund(s)) with which this Plan contemplates it will enter into a Reorganization, Wells Fargo Funds Management, and Evergreen Investments, each such agreement containing terms and provisions identical to those contained in this Plan, and without reference to any other entity. Notwithstanding any other provision of this Plan, each Reorganization shall for all purposes be and be deemed to be entered into between the entities named on Annex A as parties to such Reorganization, Wells Fargo Funds Management, and Evergreen Investments, and no other person or entity, whether listed on Annex A or not, shall have any obligation or incur any liability in respect of such Reorganization. For clarity and without limiting the foregoing, where a series of shares of a Trust is a party to a Reorganization, the obligations under this Plan of such series (or of the Trust with respect to such series) in respect of such Reorganization shall be those of such series alone, and shall not be obligations of or binding on (or satisfied out of the assets of) the Trust generally or any other series of the Trust.

15. Indemnification. Each of WFA Master Trust and WFA Funds Trust with respect to each of its series that is a Master Portfolio or an Acquiring Fund agrees to indemnify and hold harmless each of the Corresponding Target Funds, the Trustees of the Evergreen Fund Trust of which it is a series, and the officers and agents of such Evergreen Fund Trust (each, an "Indemnified Party" and collectively, the "Indemnified Parties") against any and all losses, claims, damages, liabilities, and reasonable expenses at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any action, suit, or other proceeding, whether civil, administrative, regulatory, or criminal, before any court or administrative or legislative body, in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus/Proxy Statement, the Acquiring Fund's prospectus or statement of additional information, or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact required to be stated therein or necessary to make the statements therein not misleading, including without limitation any amounts paid by any one or more of the Indemnified Parties in a compromise or settlement of any such claim, action, suit, or proceeding, or threatened claim, action, suit, or proceeding made with the consent of Acquiring Fund, such consent not to be unreasonably withheld; unless such statement or omission was made based on and in accordance with information furnished by the Indemnified Party in respect of a Target Fund in writing (including by any electronic communication) for use in the Registration Statement. An Indemnified Party will notify the Acquiring Fund in writing within thirty days after the receipt by such Indemnified Party of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 15. Each of WFA Master Trust and WFA Funds Trust with respect to each of its series that is a Master Portfolio or an Acquiring Fund shall be entitled to participate at its own expense in the defense of any action, suit, or other proceeding covered by this Section 15, or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties in question the defense of any such action, suit, or other proceeding, and, if each of WFA Master Trust or WFA Funds Trust with respect to each of its series that is a Master Portfolio or an Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such action, suit, or other proceeding at their own expense (except as provided below in this paragraph). Notwithstanding the foregoing, counsel selected by an Indemnified Party shall conduct the defense of such Indemnified Party to the extent reasonably determined by such counsel to be necessary to protect the interests of the Indemnified Party, and each of WFA Master Trust or WFA Funds Trust shall indemnify the Indemnified Party for the expenses of such defense, if (1) the Indemnified Party reasonably determines that there may be a conflict between the positions of the Indemnified Party and the positions of any other Indemnified Party or other parties to the action, suit or other proceeding that are indemnified by WFA Master Trust or WFA Funds Trust or any of its affiliates and not represented by separate counsel, or the Indemnified Party otherwise reasonably concludes that representation of both the Indemnified Party and any such other Indemnified Parties or other parties by the same counsel would not be appropriate, or (2) the action, suit or proceeding involves the Indemnified Party, but not WFA Master Trust, WFA Funds Trust nor any such other Indemnified Party or other party who is indemnified by WFA Master Trust, WFA Funds Trust or any of its affiliates, and the Indemnified Party reasonably withholds consent to being represented by counsel selected by WFA Master Trust or WFA Funds Trust. If either WFA Master Trust or WFA Funds Trust shall not have elected to assume the defense of any such action, suit or proceeding for an Indemnified Party within thirty days after receiving written notice thereof from the Indemnified Party, WFA Master Trust or WFA Funds Trust shall be deemed to have waived any right it might otherwise have to assume such defense.

Each of WFA Master Trust and WFA Funds Trust's obligation with respect to any of its series that is a Master Portfolio or an Acquiring Fund under this Section 15 to indemnify and hold harmless the Indemnified Parties constitutes a guarantee of payment so that WFA Master Trust or WFA Funds Trust with respect to that Master Portfolio or an Acquiring Fund will pay in the first instance any losses, claims, damages, liabilities and reasonable expenses required to be paid by it under this Section 15 without the necessity of the Indemnified Parties first paying the same. Each of WFA Master Trust and WFA Funds Trust with respect to each of its series that is a Master Portfolio or an Acquiring Fund will promptly pay all expenses, including without limitation accountants' and counsel fees, incurred by an Indemnified Party from time to time in the defense or investigation of any action, suit, or other proceeding, whether civil, administrative, regulatory, or criminal, before any court or administrative or legislative body, upon demand by such Indemnified Party in advance of the final disposition of any such action, suit, or other proceeding; provided that the Indemnified Party shall have undertaken to repay the amounts so paid to him or her if it is ultimately determined by a court of competent jurisdiction upon a final, non-appealable adjudication that indemnification of such expenses is not authorized under this Section 15. The phrase "action, suit, or other proceeding, whether civil, administrative, regulatory, or criminal, before any court or administrative or legislative body," wherever used in this Section 15, includes without limitation any threatened, pending, or completed claim, demand, threat, discovery request, request for testimony or information, action, suit, arbitration, alternative dispute mechanism, review, hearing, or any formal or informal inquiry, exam, inspection, audit, or investigation, or any other proceeding, including any appeal from any of the foregoing, whether civil, criminal, administrative, regulatory, or investigative, and whether by or on behalf of any court, the SEC, or any other federal, state, or other governmental, regulatory, or administrative body, authority, or agency, or any self-regulatory organization, of any kind.

Notwithstanding the foregoing, nothing contained within this section or elsewhere in this Plan shall permit the payment of any indemnification of any Indemnified Party in respect of any matter as to which (and then only to the extent that) such Indemnified Party shall have been finally adjudicated in such action, suit, or other proceeding (such adjudication not being subject to appeal) to be liable to the Evergreen Fund in question or its shareholders by reason of such Indemnified Party's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Indemnified Party's office.

16. Notices. Any notice, report, statement, certificate or demand required or permitted by any provision of this Plan shall be in writing and shall be sent by a reputable overnight express carrier, or by registered or certified mail, postage prepaid, addressed as follows or to such other address of which the parties may have given notice:

For each Evergreen Fund Trust with respect to any Target Fund:

Evergreen Investment Management Company
200 Berkeley Street,
Boston, Massachusetts 02116
Attn.: Legal Department

With a copy (which will not constitute notice) sent at the same time and by the same means to:

Ropes & Gray LLP
One International Place
Boston, MA 02110-2624
Attention: Timothy W. Diggins

For WFA Funds Trust with respect to any Acquiring Fund and WFA Master Trust with respect to any Master Portfolio:

Karla M. Rabusch, President
Wells Fargo Funds Trust
Wells Fargo Master Trust
525 Market Street, 12th Floor
San Francisco, CA 94105

With a copy (which will not constitute notice) sent at the same time and by the same means to:

C. David Messman, Secretary
Wells Fargo Funds Trust
Wells Fargo Master Trust
45 Fremont Street, 26th Floor
San Francisco, CA 94105

17. Expenses. Evergreen Investments and Wells Fargo Funds Management hereby agree, jointly and severally, to bear all expenses incurred by any party hereto that are not otherwise borne by an affiliated person of Evergreen Investments or Wells Fargo Funds Management (which affiliated persons do not include any Fund of WFA Master Trust, WFA Funds Trust or an Evergreen Fund Trust) in connection with the Reorganization and with this Plan (other than any brokerage or other transaction costs associated with the sale or purchase of portfolio securities in connection with the Reorganization), whether or not the Reorganization is consummated. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

18. General. This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the agreement between the parties and may not be changed or terminated orally. The parties may execute this Plan in counterparts, which shall be considered one and the same agreement and shall become effective when the counterparts have been executed by and delivered to all the parties. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers designated below to execute this Plan as of the date first written above.

WELLS FARGO FUNDS TRUST
WELLS FARGO MASTER TRUST
for themselves and with respect to the Acquiring Funds and the Master Portfolios that are their series as listed in Annex A:

ATTEST:

By: /s/ David Messman        By: /s/ Kasey Phillips
Name: C. David Messman    Name: Kasey Phillips
Title: Secretary                   Title: Treasurer

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers designated below to execute this Plan as of the date first written above.

EVERGREEN SELECT EQUITY TRUST
EVERGREEN SELECT FIXED INCOME TRUST
for themselves and with respect to the Target Funds that are their series as listed in Annex A:

ATTEST:

By: /s/ Michael H. Koonce     By: /s/ W. Douglas Munn
Name: Michael H. Koonce     Name: W. Douglas Munn
Title: Secretary                   Title: President

WELLS FARGO FUNDS MANAGEMENT, LLC (a party to this Plan as to Section 17 only)

ATTEST:

By: /s/ C. David Messman   By: /s/ Erdem Cimen
Name: C. David Messman   Name: Erdem Cimen
Title: Secretary                  Title: Senior Vice President

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC
(a party to this Plan as to Section 17 only)

ATTEST:

By: /s/ Michael H. Koonce     By: /s/ W. Douglas Munn
Name: Michael H. Koonce    Name: W. Douglas Munn
Title: Secretary                  Title: Executive Managing Director

ANNEX A

REORGANIZATIONS
Evergreen Target Fund ("Target Fund")	Wells Fargo Master Trust Portfolio ("Master Portfolio")	Wells Fargo Funds Trust Fund ("Acquiring Fund")	Closing Date
Evergreen Equity Index Fund Class A Class B Class C Class I Class IS	Index Portfolio	Index Fund Class A Class B Class C (new class) Administrator Class Class A	July 16, 2010
Evergreen Core Bond Fund Class A Class B Class C Class I Class IS Class R	Total Return Bond Portfolio	Total Return Bond Fund Class A Class B Class C Institutional Class Class A Class R (new class)	July 9, 2010
Evergreen Short Intermediate Bond Fund Class A Class B Class C Class I Class IS	Total Return Bond Portfolio	Total Return Bond Fund Class A Class B Class C Administrator Class Class A	July 9, 2010

SCHEDULE A

MATERIAL AGREEMENTS

The following agreements shall be Material Agreements:

For WFA Funds Trust and WFA Master Trust:

Amended and Restated Declaration of Trust of the Wells Fargo Funds Trust dated March 10, 1999, and amended and restated on March 26, 1999, August 19, 1999, November 5, 2002 and February 8, 2005.

Amended and Restated Declaration of Trust of the Wells Fargo Master Trust dated March 10, 1999, and amended and restated on March 26, 1999, August 19, 1999, November 5, 2002 and February 8, 2005.

Amended and Restated Investment Advisory Agreement between Wells Fargo Funds Management, LLC ("Wells Fargo Funds Management") and Wells Fargo Funds Trust, dated August 6, 2003, and amended October 1, 2005 and March 27, 2009, with Schedule A amended March 27, 2009.

Amended and Restated Investment Advisory Agreement between Wells Fargo Funds Management and Wells Fargo Master Trust, dated August 6, 2003, and amended October 1, 2005, with Schedule A amended August 12, 2009.

Amended and Restated Investment Sub-Advisory Contract among Wells Capital Management Incorporated, Wells Fargo Funds Management and Wells Fargo Funds Trust, dated March 1, 2001, with Schedule A amended August 12, 2009.

Amended and Restated Investment Sub-Advisory Contract among Wells Capital Management Incorporated, Wells Fargo Funds Management and Wells Fargo Master Trust, dated March 1, 2001 and amended March 31, 2006, with Schedule A amended November 14, 2008.

Amended and Restated Accounting Services Agreement and Amended and Restated Letter Agreement among Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust and PFPC, Inc., each dated May 10, 2006, including Exhibit A amended June 2, 2009 and Exhibit B.

Administration Agreement between Wells Fargo Funds Management and Wells Fargo Funds Trust dated March 1, 2003, with Appendix A amended August 6, 2008.

Administration Agreement between Wells Fargo Funds Management and Wells Fargo Master Trust dated March 1, 2003, with Appendix A amended November 14, 2008.

Master Custodian Agreement among State Street Bank, N.A. and Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust dated August 10, 2009, with Appendix A and Schedules A, B, C and D.

Distribution Agreement between Wells Fargo Funds Distributor, LLC and Wells Fargo Funds Trust, dated April 8, 2005, with Schedule I amended August 12, 2009.

Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 approved by the Wells Fargo Funds Trust Board on March 28, 2008, with Appendix A amended June 2, 2009.

Expense Assumption Agreement between Wells Fargo Funds Trust and Wells Fargo Funds Management dated February 29, 2008, with Schedule A.
Amended and Restated Fee and Expense Agreement among Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Funds Management, dated October 3, 2008, with Schedule A amended March 1, 2009.

Shareholder Servicing Plan approved by the Board of Wells Fargo Fund Trust on March 27, 2009, with Appendix A amended June 2, 2009.
Amended and Restated Joint Fidelity Bond Allocation Agreement between Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust amended and restated on May 1, 2006, with Appendix A amended November 14, 2008.

Placement Agency Agreement between Wells Fargo Funds Distributor, LLC and Wells Fargo Master Trust, dated April 8, 2005, with Schedule I amended November 14, 2008.

Rule 18f-3 Multi-Class Plan approved by the Board of Wells Fargo Funds Trust on March 26, 1999 and amended August 6, 2008, with Appendix A amended June 2, 2009 and Appendix B amended March 28, 2008.

Amended and Restated Securities Lending Agreement between Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Funds Management and Wells Fargo Bank, N.A. amended and restated on November 1, 2008, with accompanying schedules and Letter regarding Account Revenues dated September 1, 2007.

Transfer Agency and Service Agreement among Boston Financial Data Services, Inc., Wells Fargo Funds Trust and Wells Fargo Variable Trust, dated April 11, 2005, amended on December 18, 2007 and Schedule A amended December 1, 2009.

For the Evergreen Fund Trusts:

EVERGREEN SELECT EQUITY TRUST
With respect to Evergreen Equity Index Fund

Advisory Agreement
Investment Advisory and Management Agreement between Evergreen Select Equity Trust and Evergreen Investment Management Company, LLC (dated 2/12/2009)

Underwriting Agreement
Principal Underwriting Agreement between Evergreen Select Equity Trust and Wells Fargo Funds Distributor, LLC (dated 1/4/2010)

Deferred Compensation Plan
Deferred Compensation Plan (dated 1/1/2005)

Custodian Agreement
Custodian Agreement between Evergreen Select Equity Trust and State Street Bank and Trust Company (dated 9/18/1997, as amended 7/6/2000, 6/29/2001, 1/19/2006, and 12/7/2006)

Amended Pricing Schedule to Custodian Agreement (dated 1/1/2007)

Administrative Services Agreement
Master Administrative Services Agreement between Evergreen Select Equity Trust and Evergreen Investment Services, Inc. (dated 1/2/2002)

Transfer and Assumption of Master Administrative Services Agreement between Evergreen Investment Management Company LLC, Evergreen Investment Services, Inc., and Evergreen Select Equity Trust (dated 1/1/2008)

Amended and Restated Master Transfer and Recordkeeping Agreement between Evergreen Select Equity Trust and Evergreen Service Company, LLC (dated 9/21/2006)

Distribution Plans
Distribution Plan for Class A Shares (dated 12/31/2008)

Distribution Plan for Class B Shares (dated 12/31/2008)

Distribution Plan for Class C Shares (dated 12/31/2008)

Distribution Plan for Class IS Shares (dated 12/31/2008)

Multiple Class Plan
Multiple Class Plan (dated 10/7/2003)

EVERGREEN SELECT FIXED INCOME TRUST
With respect to Evergreen Core Bond Fund and Evergreen Short Intermediate Bond Fund

Advisory Agreement
Investment Advisory and Management Agreement between Evergreen Select Fixed Income Trust and Evergreen Investment Management Company, LLC (dated 2/12/2009)

Underwriting Agreement
Principal Underwriting Agreement between Evergreen Select Fixed Income Trust and Wells Fargo Funds Distributor, LLC (dated 1/4/2010)

Deferred Compensation Plan
Deferred Compensation Plan (dated 1/1/2005)

Custodian Agreement
Custodian Agreement between Evergreen Select Fixed Income Trust and State Street Bank and Trust Company (dated 11/18/1997, as amended 7/6/2000, 6/29/2001, 1/19/2006, and 12/7/2006)

Amended Pricing Schedule to Custodian Agreement (dated 1/1/2007)

Administrative Services Agreement
Master Administrative Services Agreement between Evergreen Select Fixed Income Trust and Evergreen Investment Services, Inc. (dated 1/2/2002)

Transfer and Assumption of Master Administrative Services Agreement between Evergreen Select Fixed Income Trust, Evergreen Investment Management Company, LLC, and Evergreen Investment Services, Inc. (dated 1/1/2008)

Amended and Restated Master Transfer and Recordkeeping Agreement between Evergreen Select Fixed Income Trust and Evergreen Service Company, LLC (dated 9/21/2006)

Distribution Plans
Distribution Plan for Institutional Service Class Shares (dated 12/31/2008)

Distribution Plan for Class A Shares (dated 12/31/2008)

Distribution Plan for Class B Shares (dated 12/31/2008)

Distribution Plan for Class C Shares (dated 12/31/2008)

Distribution Plan for Class R Shares (dated 12/31/2008)

Multiple Class Plan
Multiple Class Plan (dated 10/7/2003)

Exhibit B

Comparison of the Funds' Fundamental Investment Policies

Borrowing
Target Fund(s)	Acquiring Fund
Evergreen Equity Index Fund	Wells Fargo Advantage Index Fund
Evergreen Fundamental Mid Cap Value Fund	Wells Fargo Advantage Mid Cap Disciplined Fund
Evergreen Mid Cap Growth Fund	Wells Fargo Advantage Mid Cap Growth Fund
Evergreen Short-Intermediate Municipal Bond Fund	Wells Fargo Advantage Short-Term Municipal Bond Fund
Evergreen Intermediate Municipal Bond Fund	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund
Evergreen High Income Municipal Bond Fund and Evergreen Municipal Bond Fund	Wells Fargo Advantage Municipal Bond Fund
Evergreen California Municipal Bond Fund	Wells Fargo Advantage California Tax-Free Fund
Evergreen U.S. Government Fund	Wells Fargo Advantage Government Securities Fund
Evergreen International Equity Fund	Wells Fargo Advantage International Core Fund

The Fund may not borrow money, except to the extent permitted by applicable law.

Further Explanation of Borrowing Policy: Under the 1940 Act generally, the Fund may borrow from banks in an amount up to 33 1/3% of its total assets (including amounts borrowed) for any reason, and the Fund may also borrow up to an additional 5% of its total assets from banks or others for temporary or emergency purposes. The Fund may also borrow from certain other Evergreen funds pursuant to applicable exemptive relief, within the limitations described above.

The Fund may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder.

Commodities
Target Fund(s)	Acquiring Fund
Evergreen Equity Index Fund	Wells Fargo Advantage Index Fund
Evergreen Fundamental Mid Cap Value Fund	Wells Fargo Advantage Mid Cap Disciplined Fund
Evergreen Mid Cap Growth Fund	Wells Fargo Advantage Mid Cap Growth Fund
Evergreen Short-Intermediate Municipal Bond Fund	Wells Fargo Advantage Short-Term Municipal Bond Fund
Evergreen Intermediate Municipal Bond Fund	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund
Evergreen High Income Municipal Bond Fund and Evergreen Municipal Bond Fund	Wells Fargo Advantage Municipal Bond Fund
Evergreen California Municipal Bond Fund	Wells Fargo Advantage California Tax-Free Fund
Evergreen U.S. Government Fund	Wells Fargo Advantage Government Securities Fund
Evergreen International Equity Fund	Wells Fargo Advantage International Core Fund

The Fund may not purchase or sell commodities or contracts on commodities, except to the extent that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

The Fund may not purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposed of this restriction, (ii) this restrictions does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Concentration
Target Fund(s)	Acquiring Fund
Evergreen Fundamental Mid Cap Value Fund	Wells Fargo Advantage Mid Cap Disciplined Fund
Evergreen Mid Cap Growth Fund	Wells Fargo Advantage Mid Cap Growth Fund
Evergreen U.S. Government Fund	Wells Fargo Advantage Government Securities Fund

The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).
Further Explanation of Concentration Policy: The Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government, any state or territory of the U.S., its agencies, instrumentalities or political subdivisions).

The Fund may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements.

Concentration
Target Fund(s)	Acquiring Fund
Evergreen Equity Index Fund	Wells Fargo Advantage Index Fund

The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).
Further Explanation of Concentration Policy: The Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government, any state or territory of the U.S., its agencies, instrumentalities or political subdivisions).

The Fund may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit the Fund's investments in: (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, (iii) municipal securities, or (iv) repurchase agreements, and (v) the Fund reserves the right to concentrate in any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period.

Concentration
Target Fund(s)	Acquiring Fund
Evergreen Short-Intermediate Municipal Bond Fund	WFA Short-Term Municipal Bond Fund
Evergreen Intermediate Municipal Bond Fund	WFA Intermediate Tax/AMT-Free Fund
Evergreen California Municipal Bond Fund	WFA California Tax-Free Fund
Evergreen High Income Municipal Bond Fund and Evergreen Municipal Bond Fund	WFA Municipal Bond

The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).
Further Explanation of Concentration Policy: The Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government, any state or territory of the U.S., its agencies, instrumentalities or political subdivisions).

The Fund may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that (i) this restriction does not limit a Fund's investments in securities of other investment companies, (ii) this restriction does not limit a Fund's investments in municipal securities, (iii) each Fund may invest 25% or more of the current value of its total assets in private activity bonds or notes that are the ultimate responsibility of non- government issuers conducting their principal business activity in the same industry; and (iv) each Fund may invest 25% or more of the current value of its total assets in securities whose issuers are located in the same state or securities the interest and principal on which are paid from revenues of similar type projects.

Concentration
Target Fund(s)	Acquiring Fund
Evergreen International Equity Fund	WFA International Core Fund

The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).
Further Explanation of Concentration Policy: The Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government, any state or territory of the U.S., its agencies, instrumentalities or political subdivisions).

The Funds may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to investment in (i) securities issued or guaranteed by the United States Government, its agencies or instrumentalities, (ii) municipal securities, or (iii) securities of other investment companies, and (iv) repurchase agreements.

Diversification
Target Fund(s)	Acquiring Fund
Evergreen Equity Index Fund	Wells Fargo Advantage Index Fund
Evergreen Fundamental Mid Cap Value Fund	Wells Fargo Advantage Mid Cap Disciplined Fund
Evergreen High Income Municipal Bond Fund and Evergreen Municipal Bond Fund	Wells Fargo Advantage Municipal Bond Fund
Evergreen Intermediate Municipal Bond Fund	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund
Evergreen International Equity Fund	Wells Fargo Advantage International Core Fund
Evergreen Mid Cap Growth Fund	Wells Fargo Advantage Mid Cap Growth Fund
Evergreen Short-Intermediate Municipal Bond Fund	Wells Fargo Advantage Short-Term Municipal Bond Fund
Evergreen U.S. Government Fund	Wells Fargo Advantage Government Securities Fund

The Fund may not make any investment that is inconsistent with the Fund's classification as a diversified investment company under the 1940 Act.
Further Explanation of Diversification Policy: To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. The 5% and 10% limitations do not apply to (1) the Fund's assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the United States ("U.S.") government or its agencies or instrumentalities, and (3) shares of other investment companies.

The Fund may not purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investment in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

Non-Diversification
Target Fund	Acquiring Fund
Evergreen California Municipal Bond Fund	Wells Fargo Advantage California Tax-Free Fund

Each Fund may not make any investment that is inconsistent with its classification as a non-diversified investment company under the 1940 Act.
Further Explanation of Non-Diversified Funds: A non-diversified investment company is not limited by the 1940 Act as to the amount of assets that may be invested in any one issuer. However, in order to qualify as a regulated investment company for tax purposes, each Fund may have no more than 25% of its total assets invested in the securities (other than securities of the U.S, government, its agencies or instrumentalities, or the shares of other regulated investment companies) of any one issuer. In addition, with respect to 50% of its total assets, each Fund may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities (other than securities issued by the U.S. government, its agencies or instrumentalities) of any one issuer, or invest in more than 10% of the voting securities (other than securities issued by the U.S. government, its agencies or instrumentalities) of any one issuer, determined at the time of purchase.

The Fund is a non-diversified investment company under the 1940 Act.

Issuing Senior Securities
Target Fund(s)	Acquiring Fund
Evergreen California Municipal Bond Fund	Wells Fargo Advantage California Tax-Free Fund
Evergreen Equity Index Fund	Wells Fargo Advantage Index Fund
Evergreen Fundamental Mid Cap Value Fund	Wells Fargo Advantage Mid Cap Disciplined Fund
Evergreen High Income Municipal Bond Fund and Evergreen Municipal Bond Fund	Wells Fargo Advantage Municipal Bond Fund
Evergreen Intermediate Municipal Bond Fund	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund
Evergreen International Equity Fund	Wells Fargo Advantage International Core Fund
Evergreen Mid Cap Growth Fund	Wells Fargo Advantage Mid Cap Growth Fund
Evergreen Short-Intermediate Municipal Bond Fund	Wells Fargo Advantage Short-Term Municipal Bond Fund
Evergreen U.S. Government Fund	Wells Fargo Advantage Government Securities Fund
Except as permitted under the 1940 Act, the Fund may not issue senior securities.	The Fund may not issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and nay exemptive orders obtained thereunder.

Lending
Target Fund(s)	Acquiring Fund
Evergreen Equity Index Fund	Wells Fargo Advantage Index Fund
Evergreen Fundamental Mid Cap Value Fund	Wells Fargo Advantage Mid Cap Disciplined Fund
Evergreen Mid Cap Growth Fund	Wells Fargo Advantage Mid Cap Growth Fund
Evergreen Short-Intermediate Municipal Bond Fund	Wells Fargo Advantage Short-Term Municipal Bond Fund
Evergreen Intermediate Municipal Bond Fund	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund
Evergreen High Income Municipal Bond Fund and Evergreen Municipal Bond Fund	Wells Fargo Advantage Municipal Bond Fund
Evergreen California Municipal Bond Fund	Wells Fargo Advantage California Tax-Free Fund
Evergreen U.S. Government Fund	Wells Fargo Advantage Government Securities Fund
Evergreen International Equity Fund	Wells Fargo Advantage International Core Fund

The Fund may not make loans to other persons, except that the Fund may lend its portfolio securities or cash in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.
Further Explanation of Lending Policy: To generate income and offset expenses, the Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders. When the Fund lends its securities, it will require the borrower to give the Fund collateral in cash, cash equivalents or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans. The Funds have the ability to lend cash to other Evergreen funds, in accordance with Evergreen's Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission (the "SEC") on November 20, 2001 (Rel. No. 25217-812-11592).

The Fund may not make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

Real Estate
Target Fund(s)	Acquiring Fund
Evergreen Equity Index Fund	Wells Fargo Advantage Index Fund
Evergreen Fundamental Mid Cap Value Fund	Wells Fargo Advantage Mid Cap Disciplined Fund
Evergreen Mid Cap Growth Fund	Wells Fargo Advantage Mid Cap Growth Fund
Evergreen Short-Intermediate Municipal Bond Fund	Wells Fargo Advantage Short-Term Municipal Bond Fund
Evergreen Intermediate Municipal Bond Fund	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund
Evergreen High Income Municipal Bond Fund and Evergreen Municipal Bond Fund	Wells Fargo Advantage Municipal Bond Fund
Evergreen California Municipal Bond Fund	Wells Fargo Advantage California Tax-Free Fund
Evergreen U.S. Government Fund	Wells Fargo Advantage Government Securities Fund
Evergreen International Equity Fund	Wells Fargo Advantage International Core Fund

The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.
Further explanation of Real Estate Policy: Each Fund may acquire or dispose of real estate or interest in real estate acquired through the exercise of its rights as the holder of debt obligations secured by real estate or interest therein.

The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other investments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Underwriting
Target Fund(s)	Acquiring Fund
Evergreen Equity Index Fund	Wells Fargo Advantage Index Fund
Evergreen Fundamental Mid Cap Value Fund	Wells Fargo Advantage Mid Cap Disciplined Fund
Evergreen Mid Cap Growth Fund	Wells Fargo Advantage Mid Cap Growth Fund
Evergreen Short-Intermediate Municipal Bond Fund	Wells Fargo Advantage Short-Term Municipal Bond Fund
Evergreen Intermediate Municipal Bond Fund	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund
Evergreen High Income Municipal Bond Fund and Evergreen Municipal Bond Fund	Wells Fargo Advantage Municipal Bond Fund
Evergreen California Municipal Bond Fund	Wells Fargo Advantage California Tax-Free Fund
Evergreen U.S. Government Fund	Wells Fargo Advantage Government Securities Fund
Evergreen International Equity Fund	Wells Fargo Advantage International Core Fund
The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

The Fund may not underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof of from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting.

Investments in Federally Tax-Exempt Securities
Target Fund(s)	Acquiring Fund
Evergreen California Municipal Bond Fund	Wells Fargo Advantage California Tax-Free Fund
Evergreen High Income Municipal Bond Fund and Evergreen Municipal Bond Fund	Wells Fargo Advantage Municipal Bond Fund
Evergreen Intermediate Municipal Bond Fund	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund
Evergreen Short-Intermediate Municipal Bond Fund	Wells Fargo Advantage Short-Term Municipal Bond Fund

As appropriate, the Fund will, during periods of normal market conditions, invest its assets in accordance with applicable guidelines issued by the SEC or its staff concerning investment in tax-exempt securities for funds with the words tax-exempt, tax free or municipal in their names.

Each of the Wells Fargo Advantage California Tax-Free Fund and the Wells Fargo Advantage Intermediate Tax/AMT-Free Fund may not invest less than 80% of net assets plus investment borrowings, under normal circumstances, in investments the income from which (i) is exempt from federal income tax (including federal alternative minimum tax ("AMT")), and (ii) for the state specific Funds, in investments the income from which is also exempt from such state's income tax. Each of the Wells Fargo Advantage Short-Term Municipal Bond Fund and Wells Fargo Advantage Municipal Bond Fund may not invest less than 80% of net assets plus investment borrowings, under normal circumstances, in investments the income from which is exempt from federal income tax, but not necessarily the AMT.

Exhibit C

Additional Target and Acquiring Fund Expense Information

This section compares the expenses you pay if you buy, hold, and sell shares of the Target Fund and the Acquiring Fund, and the tables entitled "Pro Forma" also show what your fees and expenses are expected to be if the Merger takes place. The Annual Fund Operating Expenses tables and the examples that follow are based upon the actual expenses incurred by the Target and Acquiring Funds during their most recently completed fiscal year. The pro forma Annual Fund Operating Expenses table for the Acquiring Fund shows you what the annual operating expenses would have been for the Acquiring Fund for the period covered by the Acquiring Fund's (or, in the case of the Merger involving Evergreen Equity Index Fund as a Target Fund, the Target Fund's) most recent (as of the effective date of the registration statement that includes this prospectus/proxy statement) financial statements, assuming the Merger had taken place at the beginning of the period. See the section entitled "Financial Statements" in this prospectus/proxy statement for the date of the most recent financial statements.

Since the Class C shares of the Wells Fargo Advantage Index Fund and the Institutional Class shares and Class R shares of the Wells Fargo International Core Fund have not yet commenced operations, these share classes are not included in the table entitled "Annual Fund Operating Expenses" for the respective Acquiring Fund.

EVERGREEN EQUITY INDEX FUND INTO WELLS FARGO ADVANTAGE INDEX FUND

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Evergreen Equity Index Fund
	Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses[1]
Class A	0.32%	0.25%	0.48%	1.05%
Class B	0.32%	1.00%	0.48%	1.80%
Class C	0.32%	1.00%	0.48%	1.80%
Class I	0.32%	0.00%	0.48%	0.80%
Class IS	0.32%	0.25%	0.48%	1.05%
1	The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements made by the Fund's investment adviser in order to reduce expense ratios. Including voluntary fee waivers and/or expense reimbursements as of the most recently completed fiscal year, Total Annual Fund Operating Expenses were 0.52% for Class A, 1.27% for Class B, 1.27% for Class C, 0.27% for Class I, and 0.52% for Class IS. The Fund's investment adviser may cease these voluntary waivers and/or reimbursements at any time.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the table above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Evergreen Equity Index Fund
	Assuming Redemption at End of Period					Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class IS	Class B	Class C
1 Year	$577	$683	$283	$82	$107	$183	$183
3 Years	$793	$866	$566	$255	$334	$566	$566
5 Years	$1,027	$1,175	$975	$444	$579	$975	$975
10 Years	$1,697	$1,919	$2,116	$990	$1,283	$1,919	$2,116

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Wells Fargo Advantage Index Fund
	Management Fees[1]	Distribu- tion (12b-1) Fees	Other Expenses[2]	Total Annual Fund Operating Expenses (Before Waiver)3,[4]	Waiver of Fund Expenses	Total Annual Fund Operating Expenses (After Waiver)[5]
Class A	0.09%	0.00%	0.64%	0.73%	(0.11%)	0.62%
Class B	0.09%	0.75%	0.64%	1.48%	(0.11%)	1.37%
Administrator Class	0.09%	0.00%	0.31%	0.40%	(0.15%)	0.25%
1	Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets. The master portfolio has a breakpoint schedule under which the management fee will decrease on portfolio net assets above designated levels.
2	Includes expenses payable to affiliates of Wells Fargo & Company.
3	Includes gross expenses allocated from the master portfolio in which the Fund invests.
4	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
5	Funds Management has committed through 1/31/2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), including the underlying master portfolios' fees and expenses, and excluding brokerage commissions, interest, taxes, and extraordinary expenses, do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this date, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the table above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Wells Fargo Advantage Index Fund
	Assuming Redemption at End of Period			Assuming No Redemption
After:	Class A	Class B	Administrator Class	Class B
1 Year	$635	$639	$26	$139
3 Years	$785	$757	$113	$457
5 Years	$947	$998	$209	$798
10 Years	$1,420	$1,457	$491	$1,457

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Wells Fargo Advantage Index Fund (Pro Forma)
	Management Fees[1]	Distribu- tion (12b-1) Fees	Other Expenses[2]	Total Annual Fund Operating Expenses (Before Waiver)	Waiver of Fund Expenses	Total Annual Fund Operating Expenses (After Waiver)[3]
Class A	0.09%	0.00%	0.59%	0.68%	(0.12%)	0.56%
Class B	0.09%	0.75%	0.59%	1.43%	(0.12%)	1.31%
Class C	0.09%	0.75%	0.59%	1.43%	(0.12%)	1.31%
Administrator Class	0.09%	0.00%	0.28%	0.37%	(0.12%)	0.25%
1	Reflects the fees charged by Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets. The master portfolio has a breakpoint schedule under which the management fee will decrease on portfolio net assets above designated levels.
2	Includes gross expenses allocated from the master portfolio in which the Fund invests.
3	Funds Management has committed for three years after the closing of the Merger to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), including the underlying master portfolios' fees and expenses, and excluding brokerage commissions, interest, taxes, and extraordinary expenses do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this time, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the table above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Wells Fargo Advantage Index Fund (Pro Forma)
	Assuming Redemption at End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Administrator Class	Class B	Class C
1 Year	$629	$633	$233	$26	$133	$133
3 Years	$744	$715	$415	$80	$415	$415
5 Years	$897	$946	$746	$170	$746	$746
10 Years	$1,339	$1,475	$1,680	$431	$1,475	$1,680

EVERGREEN FUNDAMENTAL MID CAP VALUE FUND INTO WELLS FARGO ADVANTAGE MID CAP DISCIPLINED FUND

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Evergreen Fundamental Mid Cap Value Fund
	Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses[1]	Total Annual Fund Operating Expenses1,[2]
Class A	0.65%	0.25%	8.69%	0.04%	9.63%
Class B	0.65%	1.00%	8.69%	0.04%	10.38%
Class C	0.65%	1.00%	8.69%	0.04%	10.38%
Class I	0.65%	0.00%	8.69%	0.04%	9.38%
1	The Total Annual Fund Operating Expenses in the table above include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies.
2	The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements made by the Fund's investment adviser in order to reduce expense ratios. Including voluntary fee waivers and/or expense reimbursements as of the most recently completed fiscal year, Total Annual Fund Operating Expenses were 1.29% for Class A, 2.04% for Class B, 2.04% for Class C and 1.04% for Class I. The Fund's investment adviser may cease these voluntary waivers and/or reimbursements at any time.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the table above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Evergreen Fundamental Mid Cap Value Fund
	Assuming Redemption at End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 Year	$1,462	$1,510	$1,110	$917	$1,010	$1,010
3 Years	$3,114	$3,170	$2,870	$2,634	$2,870	$2,870
5 Years	$4,616	$4,735	$4,535	$4,203	$4,535	$4,535
10 Years	$7,804	$7,893	$7,975	$7,562	$7,893	$7,975

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Wells Fargo Advantage Mid Cap Disciplined Fund
	Management Fees[1]	Distribu- tion (12b-1) Fees	Other Expenses[2]	Acquired Fund Fees and Expenses[3]	Total Annual Fund Operating Expenses (Before Waiver)	Waiver of Fund Expenses	Total Annual Fund Operating Expenses (After Waiver)5,[6]
Class A	0.75%	0.00%	0.60%	0.01%	1.36%	(0.10%)	1.26%
Class C	0.75%	0.75%	0.57%	0.01%	2.08%	(0.07%)	2.01%
Institutional Class	0.74%	0.00%	0.18%	0.01%	0.93%	(0.02%)	0.91%
1	The Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the "Management of the Funds - Advisory Fees" section.
2	Includes expenses payable to affiliates of Wells Fargo & Company.
3	Reflects the pro rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
5	The Total Annual Fund Operating Expenses shown here include the expenses of any money market fund or other fund held by the Fund.
6	Funds Management has committed through 2/28/2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed 1.25% for Class A, 2.00% for Class C, and 0.90% for Institutional Class. After this date, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the table above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Wells Fargo Advantage Mid Cap Disciplined Fund
	Assuming Redemption at End of Period			Assuming No Redemption
After:	Class A	Class C	Institutional Class	Class C
1 Year	$696	$304	$93	$204
3 Years	$972	$645	$294	$645
5 Years	$1,268	$1,112	$513	$1,112
10 Years	$2,108	$2,405	$1,141	$2,405

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Wells Fargo Advantage Mid Cap Disciplined Fund (Pro Forma)
	Management Fees[1]	Distribu- tion (12b-1) Fees	Other Expenses[2]	Acquired Fund Fees and Expenses[3]	Total Annual Fund Operating Expenses (Before Waiver)	Waiver of Fund Expenses	Total Annual Fund Operating Expenses (After Waiver)5,[6]
Class A	0.70%	0.00%	0.58%	0.01%	1.29%	(0.03%)	1.26%
Class C	0.70%	0.75%	0.58%	0.01%	2.04%	(0.03%)	2.01%
Institutional Class	0.70%	0.00%	0.15%	0.01%	0.86%	0.00%	0.86%
1	The Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the "Management of the Funds - Advisory Fees" section.
2	Includes expenses payable to affiliates of Wells Fargo & Company.
3	Reflects the pro rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
5	The Total Annual Fund Operating Expenses shown here include the expenses of any money market fund or other fund held by the Fund.
6	Funds Management has committed for three years after the closing of the Merger to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed 1.25% for Class A, 2.00% for Class C, and 0.87% for Institutional Class. After this time, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the table above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Wells Fargo Advantage Mid Cap Disciplined Fund (Pro Forma)
	Assuming Redemption at End of Period			Assuming No Redemption
After:	Class A	Class C	Institutional Class	Class C
1 Year	$696	$304	$88	$204
3 Years	$952	$630	$274	$630
5 Years	$1,233	$1,089	$477	$1,089
10 Years	$2,034	$2,361	$1,061	$2,361

EVERGREEN MID CAP GROWTH FUND INTO WELLS FARGO ADVANTAGE MID CAP GROWTH FUND

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Evergreen Mid Cap Growth Fund
	Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses[1]
Class A	0.51%	0.25%	0.43%	1.19%
Class B	0.51%	1.00%	0.43%	1.94%
Class C	0.51%	1.00%	0.43%	1.94%
Class I	0.51%	0.00%	0.43%	0.94%
1	The Total Annual Fund Operating Expenses in the table above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in other investment companies.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the table above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Evergreen Mid Cap Growth Fund
	Assuming Redemption at End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 Year	$689	$697	$297	$96	$197	$197
3 Years	$931	$909	$609	$300	$609	$609
5 Years	$1,192	$1,247	$1,047	$520	$1,047	$1,047
10 Years	$1,935	$2,070	$2,264	$1,155	$2,070	$2,264

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Wells Fargo Advantage Mid Cap Growth Fund
	Management Fees[1]	Distribu- tion (12b-1) Fees	Other Expenses[2]	Acquired Fund Fees and Expenses[3]	Total Annual Fund Operating Expenses (Before Waiver)	Waiver of Fund Expenses	Total Annual Fund Operating Expenses (After Waiver)5,[6]
Class A	0.75%	0.00%	0.77%	0.01%	1.53%	(0.17%)	1.36%
Class B	0.75%	0.75%	0.77%	0.01%	2.28%	(0.17%)	2.11%
Class C	0.75%	0.75%	0.77%	0.01%	2.28%	(0.17%)	2.11%
Institutional Class	0.75%	0.00%	0.30%	0.01%	1.06%	(0.15%)	0.91%
1	The Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the "Management of the Funds - Advisory Fees" section.
2	Includes expenses payable to affiliates of Wells Fargo & Company.
3	Reflects the pro rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
5	The Total Annual Fund Operating Expenses shown here include the expenses of any money market fund or other fund held by the Fund.
6	Funds Management has committed through 2/28/2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed 1.35% for Class A, 2.10% for Class B, 2.10% for Class C, and 0.90% for Institutional Class. After this date, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the table above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Wells Fargo Advantage Mid Cap Growth Fund
	Assuming Redemption at End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Institutional Class	Class B	Class C
1 Year	$706	$714	$314	$93	$214	$214
3 Years	$1,015	$1,096	$696	$322	$696	$696
5 Years	$1,346	$1,405	$1,205	$570	$1,205	$1,205
10 Years	$2,280	$2,411	$2,602	$1,281	$2,411	$2,602

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Wells Fargo Advantage Mid Cap Growth Fund (Pro Forma)
	Management Fees[1]	Distribu- tion (12b-1) Fees	Other Expenses[2]	Acquired Fund Fees and Expenses[3]	Total Annual Fund Operating Expenses (Before Waiver)	Waiver of Fund Expenses	Total Annual Fund Operating Expenses (After Waiver)5,[6]
Class A	0.70%	0.00%	0.65%	0.01%	1.36%	(0.17%)	1.19%
Class B	0.70%	0.75%	0.65%	0.01%	2.11%	(0.17%)	1.94%
Class C	0.70%	0.75%	0.65%	0.01%	2.11%	(0.17%)	1.94%
Institutional Class	0.70%	0.00%	0.22%	0.01%	0.93%	(0.07%)	0.86%
1	The Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the "Management of the Funds - Advisory Fees" section.
2	Includes expenses payable to affiliates of Wells Fargo & Company.
3	Reflects the pro rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
5	The Total Annual Fund Operating Expenses shown here include the expenses of any money market fund or other fund held by the Fund.
6	Funds Management has committed for three years after the closing of the Merger to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed 1.18% for Class A, 1.93% for Class B, 1.93% for Class C, and 0.85% for Institutional Class. After this time, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the table above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Wells Fargo Advantage Mid Cap Growth Fund (Pro Forma)
	Assuming Redemption at End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Institutional Class	Class B	Class C
1 Year	$689	$697	$297	$88	$197	$197
3 Years	$931	$909	$609	$274	$609	$609
5 Years	$1,228	$1,285	$1,085	$493	$1,085	$1,085
10 Years	$2,072	$2,206	$2,399	$1,123	$2,206	$2,399

EVERGREEN SHORT-INTERMEDIATE MUNICIPAL BOND FUND INTO WELLS FARGO ADVANTAGE SHORT-TERM MUNICIPAL BOND FUND

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Evergreen Short-Intermediate Municipal Bond Fund
	Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses[1]
Class A	0.40%	0.25%	0.22%	0.87%
Class B	0.40%	1.00%	0.22%	1.62%
Class C	0.40%	1.00%	0.22%	1.62%
Class I	0.40%	0.00%	0.22%	0.62%
1	The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements made by the Fund's investment adviser in order to reduce expense ratios. Including voluntary fee waivers and/or expense reimbursements as of the most recently completed fiscal year, Total Annual Fund Operating Expenses were 0.82% for Class A. The Fund's investment adviser may cease these voluntary waivers and/or reimbursements at any time.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the table above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Evergreen Short-Intermediate Municipal Bond Fund
	Assuming Redemption at End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 Year	$312	$365	$265	$63	$165	$165
3 Years	$496	$611	$511	$199	$511	$511
5 Years	$696	$881	$881	$346	$881	$881
10 Years	$1,273	$1,537	$1,922	$774	$1,537	$1,922

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Wells Fargo Advantage Short-Term Municipal Bond Fund
	Management Fees[1]	Distribu- tion (12b-1) Fees	Other Expenses[2]	Total Annual Fund Operating Expenses (Before Waiver)[3]	Waiver of Fund Expenses	Total Annual Fund Operating Expenses (After Waiver)[4]
Class A	0.34%	0.00%	0.53%	0.87%	(0.27%)	0.60%
Class C	0.33%	0.75%	0.53%	1.61%	(0.26%)	1.35%
1	The Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the "Management of the Funds - Advisory Fees" section.
2	Includes expenses payable to affiliates of Wells Fargo & Company.
3	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
4	Funds Management has committed through 10/31/2010, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this date, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the table above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Wells Fargo Advantage Short-Term Municipal Bond Fund
	Assuming Redemption at End of Period		Assuming No Redemption
After:	Class A	Class C	Class C
1 Year	$359	$237	$137
3 Years	$543	$483	$483
5 Years	$742	$852	$852
10 Years	$1,316	$1,889	$1,889

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Wells Fargo Advantage Short Term Municipal Bond Fund (Pro Forma)
	Management Fees[1]	Distribu- tion (12b-1) Fees	Other Expenses[2]	Total Annual Fund Operating Expenses (Before Waiver)[3]	Waiver of Fund Expenses	Total Annual Fund Operating Expenses (After Waiver)[4]
Class A	0.32%	0.00%	0.49%	0.81%	(0.21%)	0.60%
Class C	0.32%	0.75%	0.49%	1.56%	(0.21%)	1.35%
1	The Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the "Management of the Funds - Advisory Fees" section.
2	Includes expenses payable to affiliates of Wells Fargo & Company.
3	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
4	Funds Management has committed for three years after the closing of the Merger to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this time, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the table above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Wells Fargo Advantage Short Term Municipal Bond Fund (Pro Forma)
	Assuming Redemption at End of Period		Assuming No Redemption
After:	Class A	Class C	Class C
1 Year	$359	$237	$137
3 Years	$486	$428	$428
5 Years	$673	$787	$787
10 Years	$1,212	$1,800	$1,800

EVERGREEN INTERMEDIATE MUNICIPAL BOND FUND INTO WELLS FARGO ADVANTAGE INTERMEDIATE TAX/AMT-FREE FUND

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Evergreen Intermediate Municipal Bond Fund
	Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
Class A	0.49%	0.25%	0.21%	0.95%
Class B	0.49%	1.00%	0.21%	1.70%
Class C	0.49%	1.00%	0.21%	1.70%
Class I	0.49%	0.00%	0.21%	0.70%
Class IS	0.49%	0.25%	0.21%	0.95%

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the table above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Evergreen Intermediate Municipal Bond Fund
	Assuming Redemption at End of Period					Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class IS	Class B	Class C
1 Year	$567	$673	$273	$72	$97	$173	$173
3 Years	$763	$836	$536	$224	$303	$536	$536
5 Years	$976	$1,123	$923	$390	$525	$923	$923
10 Years	$1,586	$1,810	$2,009	$871	$1,166	$1,810	$2,009

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Wells Fargo Advantage Intermediate Tax/AMT-Free Fund
	Management Fees[1]	Distribu- tion (12b-1) Fees	Other Expenses[2]	Total Annual Fund Operating Expenses (Before Waiver)[3]	Waiver of Fund Expenses	Total Annual Fund Operating Expenses (After Waiver)[4]
Class A	0.35%	0.00%	0.55%	0.90%	(0.20%)	0.70%
Class C	0.35%	0.75%	0.53%	1.63%	(0.18%)	1.45%
Administrator Class	0.35%	0.00%	0.43%	0.78%	(0.18%)	0.60%
1	The Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the "Management of the Funds - Advisory Fees" section.
2	Includes expenses payable to affiliates of Wells Fargo & Company.
3	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
4	Funds Management has committed through 10/31/2010, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this date, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the table above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Wells Fargo Advantage Intermediate Tax/AMT-Free Fund
	Assuming Redemption at End of Period			Assuming No Redemption
After:	Class A	Class C	Administrator Class	Class C
1 Year	$369	$248	$61	$148
3 Years	$559	$497	$231	$497
5 Years	$765	$870	$416	$870
10 Years	$1,357	$1,918	$949	$1,918

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Wells Fargo Advantage Intermediate Tax/AMT-Free Fund (Pro Forma)
	Management Fees[1]	Distribu- tion (12b-1) Fees	Other Expenses[2]	Total Annual Fund Operating Expenses (Before Waiver)[3]	Waiver of Fund Expenses	Total Annual Fund Operating Expenses (After Waiver)[4]
Class A	0.34%	0.00%	0.50%	0.84%	(0.14%)	0.70%
Class C	0.34%	0.75%	0.50%	1.59%	(0.14%)	1.45%
Administrator Class	0.34%	0.00%	0.44%	0.78%	(0.18%)	0.60%
1	The Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the "Management of the Funds - Advisory Fees" section.
2	Includes expenses payable to affiliates of Wells Fargo & Company.
3	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
4	Funds Management has committed for three years after the closing of the Merger to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this time, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the table above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Wells Fargo Advantage Intermediate Tax/AMT-Free Fund (Pro Forma)
	Assuming Redemption at End of Period			Assuming No Redemption
After:	Class A	Class C	Administrator Class	Class C
1 Year	$369	$248	$61	$148
3 Years	$517	$459	$192	$459
5 Years	$710	$824	$377	$824
10 Years	$1,266	$1,852	$913	$1,852

EVERGREEN HIGH INCOME MUNICIPAL BOND FUND AND EVERGREEN MUNICIPAL BOND FUND INTO WELLS FARGO ADVANTAGE MUNICIPAL BOND FUND

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Evergreen High Income Municipal Bond Fund
	Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses[1]
Class A	0.47%	0.25%	0.27%	0.99%
Class B	0.47%	1.00%	0.27%	1.74%
Class C	0.47%	1.00%	0.27%	1.74%
Class I	0.47%	0.00%	0.27%	0.74%
1	The Total Annual Fund Operating Expenses in the table above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in other investment companies.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the table above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Evergreen High Income Municipal Bond Fund
	Assuming Redemption at End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 Year	$571	$677	$277	$76	$177	$177
3 Years	$775	$848	$548	$237	$548	$548
5 Years	$996	$1,144	$944	$411	$944	$944
10 Years	$1,630	$1,853	$2,052	$918	$1,853	$2,052

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Evergreen Municipal Bond Fund
	Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses[1]
Class A	0.31%	0.25%	0.26%	0.82%
Class B	0.31%	1.00%	0.26%	1.57%
Class C	0.31%	1.00%	0.26%	1.57%
Class I	0.31%	0.00%	0.26%	0.57%
1	Total Annual Fund Operating Expenses listed above include 0.06% of interest expense. Excluding interest expense, Total Annual Fund Operating Expenses would be 0.76% for Class A, 1.51% for Class B, 1.51% for Class C, and 0.51% for Class I.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the table above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Evergreen Municipal Bond Fund
	Assuming Redemption at End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 Year	$555	$660	$260	$58	$160	$160
3 Years	$724	$796	$496	$183	$496	$496
5 Years	$908	$1,055	$855	$318	$855	$855
10 Years	$1,440	$1,666	$1,867	$714	$1,666	$1,867

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Wells Fargo Advantage Municipal Bond Fund
	Management Fees[1]	Distribu- tion (12b-1) Fees	Other Expenses[2]	Total Annual Fund Operating Expenses (Before Waiver)[3]	Waiver of Fund Expenses	Total Annual Fund Operating Expenses (After Waiver)[4]
Class A	0.35%	0.00%	0.54%	0.89%	(0.14%)	0.75%
Class B	0.35%	0.75%	0.54%	1.64%	(0.14%)	1.50%
Class C	0.34%	0.75%	0.54%	1.63%	(0.13%)	1.50%
Administrator Class	0.35%	0.00%	0.46%	0.81%	(0.21%)	0.60%
Institutional Class	0.35%	0.00%	0.17%	0.52%	(0.02%)	0.50%
1	The Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the "Management of the Funds - Advisory Fees" section.
2	Includes expenses payable to affiliates of Wells Fargo & Company.
3	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
4	Funds Management has committed through 10/31/2010, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this date, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the table above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Wells Fargo Advantage Municipal Bond Fund
	Assuming Redemption at End of Period					Assuming No Redemption
After:	Class A	Class B	Class C	Admin. Class	Inst. Class	Class B	Class C
1 Year	$523	$653	$253	$61	$51	$153	$153
3 Years	$708	$804	$502	$238	$165	$504	$502
5 Years	$908	$1,079	$874	$429	$289	$1,079	$874
10 Years	$1,484	$1,637	$1,922	$982	$651	$1,637	$1,922

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Wells Fargo Advantage Municipal Bond Fund (Pro Forma)
	Management Fees[1]	Distribu- tion (12b-1) Fees	Other Expenses[2]	Total Annual Fund Operating Expenses (Before Waiver)3,[4]	Waiver of Fund Expenses	Total Annual Fund Operating Expenses (After Waiver)[5]
Class A	0.32%	0.00%	0.49%	0.81%	(0.06%)	0.75%
Class B	0.32%	0.75%	0.49%	1.56%	(0.06%)	1.50%
Class C	0.32%	0.75%	0.49%	1.56%	(0.06%)	1.50%
Administrator Class	0.32%	0.00%	0.43%	0.75%	(0.15%)	0.60%
Institutional Class	0.32%	0.00%	0.16%	0.48%	0.00%	0.48%
1	The Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the "Management of the Funds - Advisory Fees" section.
2	Includes expenses payable to affiliates of Wells Fargo & Company.
3	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
4	The Total Annual Fund Operating Expenses (Before Waiver) shown assume each Merger is consummated. If only the Merger involving Evergreen High Income Municipal Bond Fund is consummated, the Total Annual Fund Operating Expenses (Before Waiver) shown would have been 0.03% higher for each class. If only the Merger involving Evergreen Municipal Bond Fund is consummated, the Total Annual Fund Operating Expenses (Before Waiver) shown would have been less than 0.01% higher for each class.
5	Funds Management has committed for three years after the closing of the Merger to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed 0.75% for Class A, 1.50% for Class B, 1.50% for Class C, 0.60% for Administrator Class, and 0.50% for Institutional Class. After this time, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the table above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Wells Fargo Advantage Municipal Bond Fund (Pro Forma)
	Assuming Redemption at End of Period					Assuming No Redemption
After:	Class A	Class B	Class C	Admin. Class	Inst. Class	Class B	Class C
1 Year	$523	$653	$253	$61	$49	$153	$153
3 Years	$679	$774	$474	$192	$154	$474	$474
5 Years	$862	$1,032	$832	$370	$269	$832	$832
10 Years	$1,390	$1,543	$1,840	$886	$604	$1,543	$1,840

EVERGREEN CALIFORNIA MUNICIPAL BOND FUND INTO WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE FUND

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Evergreen California Municipal Bond Fund
	Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses[1]
Class A	0.35%	0.25%	0.26%	0.86%
Class B	0.35%	1.00%	0.26%	1.61%
Class C	0.35%	1.00%	0.26%	1.61%
Class I	0.35%	0.00%	0.26%	0.61%
1	The Total Annual Fund Operating Expenses in the table above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in other investment companies.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the table above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Evergreen California Municipal Bond Fund
	Assuming Redemption at End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 Year	$559	$664	$264	$62	$164	$164
3 Years	$736	$808	$508	$195	$508	$508
5 Years	$929	$1,076	$876	$340	$876	$876
10 Years	$1,485	$1,710	$1,911	$762	$1,710	$1,911

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Wells Fargo Advantage California Tax-Free Fund
	Management Fees[1]	Distribu- tion (12b-1) Fees	Other Expenses[2]	Total Annual Fund Operating Expenses (Before Waiver)[3]	Waiver of Fund Expenses	Total Annual Fund Operating Expenses (After Waiver)[4]
Class A	0.35%	0.00%	0.53%	0.88%	(0.08%)	0.80%
Class B	0.35%	0.75%	0.54%	1.64%	(0.09%)	1.55%
Class C	0.35%	0.75%	0.53%	1.63%	(0.08%)	1.55%
Administrator Class	0.35%	0.00%	0.46%	0.81%	(0.26%)	0.55%
1	The Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the "Management of the Funds - Advisory Fees" section.
2	Includes expenses payable to affiliates of Wells Fargo & Company.
3	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
4	Funds Management has committed through 10/31/2010, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this date, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the table above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Wells Fargo Advantage California Tax-Free Fund
	Assuming Redemption at End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class Administrator	Class B	Class C
1 Year	$528	$658	$258	$56	$158	$158
3 Years	$710	$808	$506	$233	$508	$506
5 Years	$908	$1,083	$879	$424	$1,083	$879
10 Years	$1,478	$1,638	$1,926	$977	$1,638	$1,926

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Wells Fargo Advantage California Tax-Free Fund (Pro Forma)
	Management Fees[1]	Distribu- tion (12b-1) Fees	Other Expenses[2]	Total Annual Fund Operating Expenses (Before Waiver)[3]	Waiver of Fund Expenses	Total Annual Fund Operating Expenses (After Waiver)[4]
Class A	0.34%	0.00%	0.50%	0.84%	(0.09%)	0.75%
Class B	0.34%	0.75%	0.50%	1.59%	(0.09%)	1.50%
Class C	0.34%	0.75%	0.50%	1.59%	(0.09%)	1.50%
Administrator Class	0.34%	0.00%	0.44%	0.78%	(0.23%)	0.55%
1	The Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the "Management of the Funds - Advisory Fees" section.
2	Includes expenses payable to affiliates of Wells Fargo & Company.
3	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
4	Funds Management has committed for three years after the closing of the Merger to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed the Total Annual Fund Operating Expenses (After Waiver) shown. After this time, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the table above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Wells Fargo Advantage California Tax-Free Fund (Pro Forma)
	Assuming Redemption at End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Administrator Class	Class B	Class C
1 Year	$523	$653	$253	$56	$153	$153
3 Years	$679	$774	$474	$176	$474	$474
5 Years	$868	$1,039	$839	$362	$839	$839
10 Years	$1,415	$1,569	$1,865	$898	$1,569	$1,865

EVERGREEN U.S. GOVERNMENT FUND INTO WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Evergreen U.S. Government Fund
	Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses[1]	Total Annual Fund Operating Expenses[1]
Class A	0.40%	0.25%	0.23%	0.02%	0.90%
Class B	0.40%	1.00%	0.23%	0.02%	1.65%
Class C	0.40%	1.00%	0.23%	0.02%	1.65%
Class I	0.40%	0.00%	0.23%	0.02%	0.65%
1	The Total Annual Fund Operating Expenses in the table above include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the table above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Evergreen U.S. Government Fund
	Assuming Redemption at End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 Year	$562	$668	$268	$66	$168	$168
3 Years	$748	$820	$520	$208	$520	$520
5 Years	$950	$1,097	$897	$362	$897	$897
10 Years	$1,530	$1,754	$1,955	$810	$1,754	$1,955

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Wells Fargo Advantage Government Securities Fund
	Management Fees[1]	Distribu- tion (12b-1) Fees	Other Expenses[2]	Acquired Fund Fees and Expenses[3]	Total Annual Fund Operating Expenses (Before Waiver)	Waiver of Fund Expenses	Total Annual Fund Operating Expenses (After Waiver)5,[6]
Class A	0.37%	0.00%	0.54%	0.01%	0.92%	(0.01%)	0.91%
Class B	0.37%	0.75%	0.53%	0.01%	1.66%	0.00%	1.66%
Class C	0.37%	0.75%	0.54%	0.01%	1.67%	(0.01%)	1.66%
Administrator Class	0.37%	0.00%	0.46%	0.01%	0.84%	(0.13%)	0.71%
1	The Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the "Management of the Funds - Advisory Fees" section.
2	Includes expenses payable to affiliates of Wells Fargo & Company.
3	Reflects the pro rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
5	The Total Annual Fund Operating Expenses shown here include the expenses of any money market fund or other fund held by the Fund.
6	Funds Management has committed through 9/30/2010, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed 0.90% for Class A, 1.65% for Class B, 1.65% for Class C, and 0.70% for Administrator Class. After this date, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the table above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Wells Fargo Advantage Government Securities Fund
	Assuming Redemption at End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Administrator Class	Class B	Class C
1 Year	$539	$669	$269	$73	$169	$169
3 Years	$730	$825	$527	$255	$525	$527
5 Years	$937	$1,106	$908	$453	$906	$908
10 Years	$1,534	$1,682	$1,979	$1,024	$1,682	$1,979

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Wells Fargo Advantage Government Securities Fund (Pro Forma)
	Management Fees[1]	Distribu- tion (12b-1) Fees	Other Expenses[2]	Acquired Fund Fees and Expenses[3]	Total Annual Fund Operating Expenses (Before Waiver)	Waiver of Fund Expenses	Total Annual Fund Operating Expenses (After Waiver)5,[6]
Class A	0.37%	0.00%	0.48%	0.01%	0.86%	0.00%	0.86%
Class B	0.37%	0.75%	0.48%	0.01%	1.61%	0.00%	1.61%
Class C	0.37%	0.75%	0.48%	0.01%	1.61%	0.00%	1.61%
Administrator Class	0.37%	0.00%	0.42%	0.01%	0.80%	(0.15%)	0.65%
1	The Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the "Management of the Funds - Advisory Fees" section.
2	Includes expenses payable to affiliates of Wells Fargo & Company.
3	Reflects the pro rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
5	The Total Annual Fund Operating Expenses shown here include the expenses of any money market fund or other fund held by the Fund.
6	Funds Management has committed for three years after the closing of the Merger to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed 0.89% for Class A, 1.64% for Class B, 1.64% for Class C, and 0.64% for Administrator Class. After this time, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the table above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Wells Fargo Advantage Government Securities Fund (Pro Forma)
	Assuming Redemption at End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Administrator Class	Class B	Class C
1 Year	$534	$664	$264	$66	$164	$164
3 Years	$712	$808	$508	$208	$508	$508
5 Years	$905	$1,076	$876	$398	$876	$876
10 Years	$1,463	$1,616	$1,911	$946	$1,616	$1,911

EVERGREEN INTERNATIONAL EQUITY FUND INTO WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Evergreen International Equity Fund
	Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses[1]
Class A	0.45%	0.25%	0.39%	1.09%
Class B	0.45%	1.00%	0.39%	1.84%
Class C	0.45%	1.00%	0.39%	1.84%
Class I	0.45%	0.00%	0.39%	0.84%
Class R	0.45%	0.50%	0.39%	1.34%
1	The Total Annual Fund Operating Expenses in the table above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in other investment companies.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the table above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Evergreen International Equity Fund
	Assuming Redemption at End of Period					Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class R	Class B	Class C
1 Year	$680	$687	$287	$86	$136	$187	$187
3 Years	$902	$879	$579	$268	$425	$579	$579
5 Years	$1,141	$1,196	$996	$466	$734	$996	$996
10 Years	$1,827	$1,962	$2,159	$1,037	$1,613	$1,962	$2,159

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Wells Fargo Advantage International Core Fund
	Management Fees[1]	Distribu- tion (12b-1) Fees	Other Expenses[2]	Acquired Fund Fees and Expenses[3]	Total Annual Fund Operating Expenses (Before Waiver)	Waiver of Fund Expenses	Total Annual Fund Operating Expenses (After Waiver)4,[5]
Class A	0.95%	0.00%	4.80%	0.01%	5.76%	(4.25%)	1.51%
Class B	0.95%	0.75%	4.72%	0.01%	6.43%	(4.17%)	2.26%
Class C	0.95%	0.75%	4.70%	0.01%	6.41%	(4.15%)	2.26%
1	The Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the "Management of the Funds - Advisory Fees" section.
2	Includes expenses payable to affiliates of Wells Fargo & Company.
3	Reflects the pro rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4	The Total Annual Fund Operating Expenses shown here include the expenses of any money market fund or other fund held by the Fund.
5	Funds Management has committed through 1/31/2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver) excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund do not exceed 1.50% for Class A, 2.25% for Class B, and 2.25% for Class C. After this date, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the table above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Wells Fargo Advantage International Core Fund
	Assuming Redemption at End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Administrator Class	Class B	Class C
1 Year	$720	$729	$329	$128	$229	$229
3 Years	$1,835	$1,932	$1,528	$1,025	$1,532	$1,528
5 Years	$2,933	$2,997	$2,790	$1,934	$2,797	$2,790
10 Years	$5,607	$5,690	$5,793	$4,264	$5,690	$5,793

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Wells Fargo Advantage International Core Fund (Pro Forma)
	Management Fees[1]	Distribu- tion (12b-1) Fees	Other Expenses[2]	Acquired Annual Operating Expenses[3]	Total Annual Fund Operating Expenses (Before Waiver)	Waiver of Fund Expenses	Total Annual Fund Operating Expenses (After Waiver)5,[6]
Class A	0.83%	0.00%	0.64%	0.01%	1.48%	(0.38%)	1.10%
Class B	0.83%	0.75%	0.64%	0.01%	2.23%	(0.38%)	1.85%
Class C	0.83%	0.75%	0.64%	0.01%	2.23%	(0.38%)	1.85%
Institutional Class	0.83%	0.00%	0.21%	0.01%	1.05%	(0.20%)	0.85%
Class R	0.83%	0.25%	0.64%	0.01%	1.73%	(0.38%)	1.35%
1	The Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the "Management of the Funds - Advisory Fees" section.
2	Includes expenses payable to affiliates of Wells Fargo & Company.
3	Reflects the pro rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
5	The Total Annual Fund Operating Expenses shown here include the expenses of any money market fund or other fund held by the Fund.
6	Funds Management has committed for three years after the closing of the Merger to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses (After Waiver), excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed 1.09% for Class A, 1.84% for Class B, 1.84% for Class C, 0.84% for Institutional Class, and 1.34% for Class R. After this time, the Total Annual Fund Operating Expenses (After Waiver) may be increased only with the approval of the Board of Trustees.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the table above. It shows costs if you sold all of your shares at the end of the period or continued to hold them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Wells Fargo Advantage International Core Fund (Pro Forma)
	Assuming Redemption at End of Period					Assuming No Redemption
After:	Class A	Class B	Class C	Institutional Class	Class R	Class B	Class C
1 Year	$681	$688	$288	$87	$137	$188	$188
3 Years	$905	$882	$582	$271	$428	$582	$582
5 Years	$1,229	$1,285	$1,085	$518	$826	$1,085	$1,085
10 Years	$2,144	$2,279	$2,470	$1,225	$1,940	$2,279	$2,470

Exhibit D

Pro Forma Capitalization

The following table sets forth the capitalizations of Wells Fargo Advantage Index Fund and Evergreen Equity Index Fund as of July 31, 2009, and the capitalization of Wells Fargo Advantage Index Fund on a pro forma basis as of that date after giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 1.04 for each Class A, Class B, Administrator Class and Investor Class share of Wells Fargo Advantage Index Fund issued for the same class of that Fund. The pro forma data also reflects an exchange ratio of approximately 1.00 for each Class A, Class B, Class C, Administrator Class and Class A share of Wells Fargo Advantage Index Fund issued for each Class A, Class B, Class C, Class I and Class IS share, respectively, of Evergreen Equity Index Fund. The exchange ratios used in the Merger will likely be different from those shown here. Evergreen Equity Index Fund will be the accounting survivor following the Merger.

	Wells Fargo Advantage Index Fund	Evergreen Equity Index Fund	Adjustments	Wells Fargo Advantage Index Fund Pro Forma
Total Net Assets
Class A	$181,918,411	$172,687,132	$5,165,821	$359,771,364
Class B	$5,742,335	$28,007,633	N/A	$33,749,968
Class C	N/A	$89,158,731	N/A	$89,158,731
Class I	N/A	$5,165,821	($5,165,821)	N/A
Class IS	N/A	$115,745,125	($115,745,125)	N/A
Administrator Class	$1,151,156,418	N/A	$115,745,125	$1,266,901,543
Investor Class	$103,311,969	N/A	N/A	$103,311,969
Total	$1,442,129,133	$410,764,442	$0	$1,852,893,575
Net Asset Value per Share
Class A	$36.14	$34.90	N/A	$34.90
Class B	$36.01	$34.72	N/A	$34.72
Class C	N/A	$34.78	N/A	$34.78
Class I	N/A	$34.90	N/A	N/A
Class IS	N/A	$34.85	N/A	N/A
Administrator Class	$36.22	N/A	N/A	$34.85
Investor Class	$36.19	N/A	N/A	$34.90
Total Shares Outstanding
Class A	5,033,719	4,948,070	326,634	10,308,423
Class B	159,463	806,631	5,919	972,013
Class C	N/A	2,563,422	N/A	2,563,422
Class I	N/A	148,000	(148,000)	N/A
Class IS	N/A	3,321,642	(3,321,642)	N/A
Administrator Class	31,778,744	N/A	4,578,627	36,357,371
Investor Class	2,854,786	N/A	105,083	2,959,869
Total	39,826,712	11,787,765	1,546,621	53,161,098
The following table sets forth the capitalizations of Evergreen Fundamental Mid Cap Fund and Wells Fargo Advantage Mid Cap Disciplined Fund as of November 30, 2009, and the capitalization of Wells Fargo Advantage Mid Cap Disciplined Fund on a pro forma basis as of that date after giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.50, 0.49, 0.50, and 0.49 for each Class A, Class A, Class C and Institutional Class share, respectively, of Wells Fargo Advantage Mid Cap Disciplined Fund issued for each Class A, Class B, Class C and Class I share, respectively, of Evergreen Fundamental Mid Cap Value Fund. The exchange ratios used in the Merger will likely be different from those shown here. Wells Fargo Advantage Mid Cap Disciplined Fund will be the accounting survivor following the Merger.

	Evergreen Fundamental Mid Cap Value Fund	Wells Fargo Advantage Mid Cap Disciplined Fund	Adjustments	Wells Fargo Advantage Mid Cap Disciplined Fund Pro Forma
Total Net Assets
Class A	$460,171	$8,270,792	$293,924	$9,024,887
Class B	$293,924	N/A	($293,924)	N/A
Class C	$534,909	$746,102	N/A	$1,281,011
Class I	$216,308	N/A	($216,308)	N/A
Administrator Class	N/A	$96,316,759	N/A	$96,316,759
Institutional Class	N/A	$137,423,678	$216,308	$137,639,986
Investor Class	N/A	$372,692,027	N/A	$372,692,027
Total	$1,505,312	$615,449,358	$0	$616,954,670
Net Asset Value per Share
Class A	$8.34	$16.72	N/A	$16.72
Class B	$8.27	N/A	N/A	N/A
Class C	$8.25	$16.58	N/A	$16.58
Class I	$8.37	N/A	N/A	N/A
Administrator Class	N/A	$16.89	N/A	$16.89
Institutional Class	N/A	$16.95	N/A	$16.95
Investor Class	N/A	$16.88	N/A	$16.88
Total Shares Outstanding
Class A	55,146	494,536	(10,056)	539,626
Class B	35,529	N/A	(35,529)	N/A
Class C	64,822	45,004	(32,557)	77,269
Class I	25,856	N/A	(25,856)	N/A
Administrator Class	N/A	5,703,133	N/A	5,703,133
Institutional Class	N/A	8,108,491	12,763	8,121,254
Investor Class	N/A	22,076,359	N/A	22,076,359
Total	181,353	36,427,523	(91,235)	36,517,641

The following table sets forth the capitalizations of Evergreen Mid Cap Growth Fund and Wells Fargo Advantage Mid Cap Growth Fund as of October 31, 2009, and the capitalization of Wells Fargo Advantage Mid Cap Growth Fund on a pro forma basis as of that date after giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.95, 0.97, 0.97, and 0.97 for each Class A, Class B, Class C and Institutional Class share, respectively, of Wells Fargo Advantage Mid Cap Growth Fund issued for each Class A, Class B, Class C and Class I share, respectively, of Evergreen Mid Cap Growth Fund. The exchange ratios used in the Merger will likely be different from those shown here. Wells Fargo Advantage Mid Cap Growth Fund will be the accounting survivor following the Merger.

	Evergreen Mid Cap Growth Fund	Wells Fargo Advantage Mid Cap Growth Fund	Adjustments	Wells Fargo Advantage Mid Cap Growth Fund Pro Forma
Total Net Assets
Class A	$282,612,685	$70,246,869	N/A	$352,859,554
Class B	$6,676,692	$1,740,214	N/A	$8,416,906
Class C	$4,485,231	$2,291,769	N/A	$6,777,000
Class I	$24,908,340	N/A	($24,908,340)	N/A
Administrator Class[1]	N/A	$22,619,882	N/A	$22,619,882
Institutional Class	N/A	$8,631	$24,908,340	$24,916,971
Investor Class[1]	N/A	$28,067,152	N/A	$28,067,152
Total	$318,682,948	$124,974,517	$0	$443,657,465
Net Asset Value per Share
Class A	$4.27	$4.49	N/A	$4.49
Class B	$3.94	$4.07	N/A	$4.07
Class C	$3.94	$4.06	N/A	$4.06
Class I	$4.40	N/A	N/A	N/A
Administrator Class[1]	N/A	$4.52	N/A	$4.52
Institutional Class	N/A	$4.53	N/A	$4.53
Investor Class[1]	N/A	$4.46	N/A	$4.46
Total Shares Outstanding
Class A	66,165,782	15,639,839	(3,245,313)	78,560,308
Class B	1,692,631	427,969	(50,618)	2,069,982
Class C	1,138,253	564,338	(33,775)	1,668,816
Class I	5,659,436	N/A	(5,659,436)	N/A
Administrator Class[1]	N/A	5,004,933	N/A	5,004,933
Institutional Class	N/A	1,905	5,497,674	5,499,579
Investor Class[1]	N/A	6,300,071	N/A	6,300,071
Total	74,656,102	27,939,055	(3,491,468)	99,103,689
1	This share class is not involved in the Merger.

The following table sets forth the capitalizations of Evergreen Short-Intermediate Municipal Bond Fund and Wells Fargo Advantage Short-Term Municipal Bond Fund as of November 30, 2009, and the capitalization of Wells Fargo Advantage Short-Term Municipal Bond Fund on a pro forma basis as of that date after giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 1.01 for each Class A, Class A, Class C and Class A share of Wells Fargo Advantage Short-Term Municipal Bond Fund issued for each Class A, Class B, Class C and Class I share, respectively, of Evergreen Short-Intermediate Municipal Bond Fund. The exchange ratios used in the Merger will likely be different from those shown here. Wells Fargo Advantage Short-Term Municipal Bond Fund will be the accounting survivor following the Merger.

	Evergreen Short-Intermediate Municipal Bond Fund	Wells Fargo Advantage Short-Term Municipal Bond Fund	Adjustments	Wells Fargo Advantage Short-Term Municipal Bond Fund Pro Forma
Total Net Assets
Class A	$46,716,548	$466,837,731	$135,149,534	$648,703,813
Class B	$1,723,648	N/A	($1,723,648)	N/A
Class C	$13,713,628	$94,076,861	N/A	$107,790,489
Class I	$133,425,886	N/A	($133,425,886)	N/A
Institutional Class[1]	N/A	$206,957,213	N/A	$206,957,213
Investor Class[1]	N/A	$1,561,315,583	N/A	$1,561,315,583
Total	$195,579,710	$2,329,187,388	$0	$2,524,767,098
Net Asset Value per Share
Class A	$9.97	$9.84	N/A	$9.84
Class B	$9.97	N/A	N/A	N/A
Class C	$9.97	$9.84	N/A	$9.84
Class I	$9.97	N/A	N/A	N/A
Institutional Class[1]	N/A	$9.86	N/A	$9.86
Investor Class[1]	N/A	$9.85	N/A	$9.85
Total Shares Outstanding
Class A	4,686,486	47,443,414	13,796,051	65,925,951
Class B	172,899	N/A	(172,899)	N/A
Class C	1,375,706	9,560,149	17,880	10,953,735
Class I	13,384,618	N/A	(13,384,618)	N/A
Institutional Class[1]	N/A	20,999,035	N/A	20,999,035
Investor Class[1]	N/A	158,496,579	N/A	158,496,579
Total	19,619,709	236,499,177	256,414	256,375,300
1	This share class is not involved in the Merger.

The following table sets forth the capitalizations of Evergreen Intermediate Municipal Bond Fund and Wells Fargo Advantage Intermediate Tax/AMT-Free Fund as of December 31, 2009, and the capitalization of Wells Fargo Advantage Intermediate Tax/AMT-Free Fund on a pro forma basis as of that date after giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 5.79 for each Class A, Class A, Class C, Administrator Class and Class A share of Wells Fargo Advantage Intermediate Tax/AMT-Free Fund issued for each Class A, Class B, Class C, Class I and Class IS share, respectively, of Evergreen Intermediate Municipal Bond Fund. The exchange ratios used in the Merger will likely be different from those shown here. Wells Fargo Advantage Intermediate Tax/AMT-Free Fund will be the accounting survivor following the Merger.

	Evergreen Intermediate Municipal Bond Fund	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Adjustments	Wells Fargo Advantage Intermediate Tax/AMT-Free Fund Pro Forma
Total Net Assets
Class A	$35,856,726	$143,597,530	$16,113,123	$195,567,379
Class B	$6,404,954	N/A	($6,404,954)	N/A
Class C	$13,649,609	$17,337,952	N/A	$30,987,561
Class I	$188,327,227	N/A	($188,327,227)	N/A
Class IS	$9,708,169	N/A	($9,708,169)	N/A
Administrator Class	N/A	$97,892,759	$188,327,227	$286,219,986
Institutional Class[1]	N/A	$15,605,425	N/A	$15,605,425
Investor Class[1]	N/A	$470,398,021	N/A	$470,398,021
Total	$253,946,685	$744,831,687	$0	$998,778,372
Net Asset Value per Share
Class A	$61.98	$10.70	N/A	$10.70
Class B	$61.98	N/A	N/A	N/A
Class C	$61.98	$10.70	N/A	$10.70
Class I	$61.98	N/A	N/A	N/A
Class IS	N/A	N/A	N/A	N/A
Administrator Class	N/A	$10.71	N/A	$10.71
Institutional Class[1]	N/A	$10.71	N/A	$10.71
Investor Class[1]	N/A	$10.70	N/A	$10.70
Total Shares Outstanding
Class A	578,506	13,419,455	4,278,171	18,276,132
Class B	103,336	N/A	(103,336)	N/A
Class C	220,219	1,620,301	1,055,386	2,895,906
Class I	3,038,424	N/A	(3,038,424)	N/A
Class IS	156,630	N/A	(156,630)	N/A
Administrator Class	N/A	9,142,624	17,588,682	26,731,306
Institutional Class[1]	N/A	1,457,307	N/A	1,457,307
Investor Class[1]	N/A	43,976,759	N/A	43,976,759
Total	4,097,115	69,616,446	19,623,849	93,337,410
1	This share class is not involved in the Merger.

The following table sets forth the capitalizations of Evergreen High Income Municipal Bond Fund, Evergreen Municipal Bond Fund and Wells Fargo Advantage Municipal Bond Fund as of December 31, 2009, and the capitalization of Wells Fargo Advantage Municipal Bond Fund on a pro forma basis as of that date after giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.82 for each Class A, Class B, Class C and Administrator Class share of Wells Fargo Advantage Municipal Bond Fund issued for each Class A, Class B, Class C and Class I share, respectively, of Evergreen High Income Municipal Bond Fund. The pro forma data reflects an exchange ratio of approximately 0.78 for each Class A, Class B, Class C and Institutional Class share of Wells Fargo Advantage Municipal Bond Fund issued for each Class A, Class B, Class C and Class I share, respectively, of Evergreen Municipal Bond Fund. The exchange ratios used in the Merger will likely be different from those shown here. Wells Fargo Advantage Municipal Bond Fund will be the accounting survivor following the Merger.

	Evergreen High Income Municipal Bond Fund	Evergreen Municipal Bond Fund	Wells Fargo Advantage Municipal Bond Fund	Adjustments	Wells Fargo Advantage Municipal Bond Fund Pro Forma
Total Net Assets
Class A	$115,954,120	$849,991,275	$302,350,009	N/A	$1,268,295,404
Class B	$10,860,982	$32,807,253	$4,836,600	N/A	$48,504,835
Class C	$18,667,414	$72,628,223	$21,050,937	N/A	$112,346,574
Class I	$16,076,459	$413,032,990	N/A	($429,109,449)	N/A
Administrator Class	N/A	N/A	$184,800,167	$16,076,459	$200,876,626
Institutional Class	N/A	N/A	$629,211	$413,032,990	$413,662,201
Investor Class[1]	N/A	N/A	$291,822,677	N/A	$291,822,677
Total	$161,558,975	$1,368,459,741	$805,489,601	$0	$2,335,508,317
Net Asset Value per Share
Class A	$7.68	$7.26	$9.35	N/A	$9.35
Class B	$7.68	$7.26	$9.35	N/A	$9.35
Class C	$7.68	$7.26	$9.35	N/A	$9.35
Class I	$7.68	$7.26	N/A	N/A	N/A
Administrator Class	N/A	N/A	$9.35	N/A	$9.35
Institutional Class	N/A	N/A	$9.34	N/A	$9.34
Investor Class[1]	N/A	N/A	$9.35	N/A	$9.35
Total Shares Outstanding
Class A	15,093,346	117,067,584	32,339,674	(28,842,225)	135,658,379
Class B	1,413,725	4,518,535	517,205	(1,262,562)	5,186,903
Class C	2,429,932	10,002,936	2,252,037	(2,666,002)	12,018,903
Class I	2,092,618	56,886,293	N/A	(58,978,911)	N/A
Administrator Class	N/A	N/A	19,772,508	1,720,096	21,492,604
Institutional Class	N/A	N/A	67,333	44,199,374	44,266,707
Investor Class[1]	N/A	N/A	31,218,966	N/A	31,218,966
Total	21,029,621	188,475,348	86,167,723	(45,830,230)	249,842,462
1	This share class is not involved in the Merger.

The following table sets forth the capitalizations of Evergreen California Municipal Bond Fund and Wells Fargo Advantage California Tax-Free Fund as of December 31, 2009, and the capitalization of Wells Fargo Advantage California Tax-Free Fund on a pro forma basis as of that date after giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.98, 0.96, 0.96, and 0.98 for each Class A, Class B, Class C and Administrator Class share, respectively, of Wells Fargo Advantage California Tax-Free Fund issued for each Class A, Class B, Class C and Class I share, respectively, of Evergreen California Municipal Bond Fund. The exchange ratios used in the Merger will likely be different from those shown here. Wells Fargo Advantage California Tax-Free Fund will be the accounting survivor following the Merger.

	Evergreen California Municipal Bond Fund	Wells Fargo Advantage California Tax-Free Fund	Adjustments	Wells Fargo Advantage California Tax-Free Fund Pro Forma
Total Net Assets
Class A	$207,254,681	$371,414,419	N/A	$578,669,100
Class B	$617,383	$7,688,444	N/A	$8,305,827
Class C	$3,162,920	$33,395,386	N/A	$36,558,306
Class I	$11,524,904	N/A	($11,524,904)	N/A
Administrator Class	N/A	$123,123,385	$11,524,904	$134,648,289
Total	$222,559,888	$535,621,634	$0	$758,181,522
Net Asset Value per Share
Class A	$10.41	$10.59	N/A	$10.59
Class B	$10.41	$10.81	N/A	$10.81
Class C	$10.41	$10.80	N/A	$10.80
Class I	$10.41	N/A	N/A	N/A
Administrator Class	N/A	$10.62	N/A	$10.62
Total Shares Outstanding
Class A	19,902,282	35,059,878	(338,352)	54,623,808
Class B	59,287	711,164	(2,174)	768,277
Class C	303,728	3,091,095	(10,964)	3,383,859
Class I	1,106,715	N/A	(1,106,715)	N/A
Administrator Class	N/A	11,598,385	1,085,656	12,684,041
Total	21,372,012	50,460,522	(372,549)	71,459,985

The following table sets forth the capitalizations of Evergreen U.S. Government Fund and Wells Fargo Advantage Government Securities Fund as of November 30, 2009, and the capitalization of Wells Fargo Advantage Government Securities Fund on a pro forma basis as of that date after giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.88 for each Class A, Class B, Class C and Administrator Class share of Wells Fargo Advantage Government Securities Fund issued for each Class A, Class B, Class C and Class I share, respectively, of Evergreen U.S. Government Fund. The exchange ratios used in the Merger will likely be different from those shown here. Wells Fargo Advantage Government Securities Fund will be the accounting survivor following the Merger.

	Evergreen U.S. Government Fund	Wells Fargo Advantage Government Securities Fund	Adjustments	Wells Fargo Advantage Government Securities Fund Pro Forma
Total Net Assets
Class A	$160,319,409	$180,914,443	N/A	$341,233,852
Class B	$11,057,698	$3,932,847	N/A	$14,990,545
Class C	$15,634,898	$26,100,994	N/A	$41,735,892
Class I	$282,329,008	N/A	($282,329,008)	N/A
Administrator Class	N/A	$278,280,500	$282,329,008	$560,609,508
Institutional Class[1]	N/A	$417,488,627	N/A	$417,488,627
Investor Class[1]	N/A	$1,103,922,283	N/A	$1,103,922,283
Total	$469,341,013	$2,010,639,694	$0	$2,479,980,707
Net Asset Value per Share
Class A	$9.64	$11.00	N/A	$11.00
Class B	$9.64	$11.00	N/A	$11.00
Class C	$9.64	$11.00	N/A	$11.00
Class I	$9.64	N/A	N/A	N/A
Administrator Class	N/A	$11.00	N/A	$11.00
Institutional Class[1]	N/A	$10.99	N/A	$10.99
Investor Class[1]	N/A	$11.00	N/A	$11.00
Total Shares Outstanding
Class A	16,637,150	16,449,207	(2,060,735)	31,025,622
Class B	1,147,532	357,621	(142,048)	1,363,105
Class C	1,622,616	2,373,463	(200,905)	3,795,174
Class I	29,301,143	N/A	(29,301,143)	N/A
Administrator Class	N/A	25,305,053	25,672,938	50,977,991
Institutional Class[1]	N/A	37,988,868	N/A	37,988,868
Investor Class[1]	N/A	100,311,482	N/A	100,311,482
Total	48,708,441	182,785,694	(6,031,893)	225,462,242
1	This share class is not involved in the Merger.

The following table sets forth the capitalizations of Wells Fargo Advantage International Core Fund and Evergreen International Equity Fund as of November 30, 2009, and the capitalization of Wells Fargo Advantage International Core Fund on a pro forma basis as of that date after giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 1.38, 1.38, 1.38 and 1.40 for each Class A, Class B, Class C and Administrator Class share, respectively, of Wells Fargo Advantage International Core Fund issued for for each Class A, Class B, Class C and Administrator Class share, respectively, of Wells Fargo Advantage International Core Fund. The pro forma data also reflects an exchange ratio of approximately 1.00 for each Class A, Class B, Class C, Institutional Class, and Class R share of Wells Fargo Advantage International Core Fund issued for each Class A, Class B, Class C, Class I, and Class R share, respectively, of Evergreen International Equity Fund. The exchange ratios used in the Merger will likely be different from those shown here. Evergreen International Equity Fund will be the accounting survivor following the Merger.

	Wells Fargo Advantage International Core Fund	Evergreen International Equity Fund	Adjustments	Wells Fargo Advantage International Core Fund Pro Forma
Total Net Assets
Class A	$2,527,079	$258,827,187	N/A	$261,354,266
Class B	$943,954	$22,440,347	N/A	$23,384,301
Class C	$341,461	$37,178,073	N/A	$37,519,534
Class I	N/A	$681,807,547	($681,807,547)	N/A
Class R	N/A	$3,976,148	N/A	$3,976,148
Administrator Class	$75,186	N/A	N/A	$75,186
Institutional Class	N/A	N/A	$681,807,547	$681,807,547
Total	$3,887,680	$1,004,229,302	$0	$1,008,116,982
Net Asset Value per Share
Class A	$9.39	$6.81	N/A	$6.81
Class B	$9.16	$6.62	N/A	$6.62
Class C	$9.24	$6.62	N/A	$6.62
Class I	N/A	$6.87	N/A	N/A
Class R	N/A	$6.71	N/A	$6.71
Administrator Class	$9.62	N/A	N/A	$6.87
Institutional Class	N/A	N/A	N/A	$6.87
Total Shares Outstanding
Class A	269,164	38,000,500	101,853	38,371,517
Class B	103,027	3,391,829	39,650	3,534,506
Class C	36,937	5,618,548	13,928	5,669,413
Class I	N/A	99,201,877	(99,201,877)	N/A
Class R	N/A	592,737	N/A	592,737
Administrator Class	7,818	N/A	3,121	10,939
Institutional Class	N/A	N/A	99,201,877	99,201,877
Total	416,946	146,805,491	158,552	147,380,989

Exhibit E

Additional Acquiring Fund Information

Class C shares of Wells Fargo Advantage Index Fund, Institutional Class and Class R shares of Wells Fargo Advantage International Core Fund

Dormant Multi-Manager Disclosure

The Board has adopted a "multi-manager" arrangement for the Wells Fargo Advantage International Core Fund. Under this arrangement, the Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

Additional Payments to Dealers

In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or the ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers.

Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the Wells Fargo Advantage Funds website at www.wellsfargoadvantagefunds.com.

How to Open an Account

For Class C shares, you can open a Wells Fargo Advantage Funds account through any of the following means:

  directly with the Fund. Complete a Wells Fargo Advantage Funds application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

  through a brokerage account with an approved selling agent; or

  through certain retirement, benefit and pension plans or certain packaged investment products. (Please contact the providers of the plan or product for instructions.)

Class R shares generally are available only to certain retirement plans, including: 401(k) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans, target benefit plans and non-qualified deferred compensation plans. Class R shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund. Class R shares generally are not available to retail accounts.

Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds. Specific eligibility requirements that apply to these entities include:

  Employee benefit plan programs that have at least $100 million in plan assets;

  Broker-dealer managed account or wrap programs that charge an asset-based fee and have program assets of at least $100 million;

  Registered investment adviser mutual fund wrap programs that charge an asset-based fee and have program assets of at least $100 million;

  Internal Revenue Code Section 529 college savings plan accounts;

  Fund of Funds including those advised by Funds Management (Wells Fargo Advantage WealthBuilder PortfoliosSM);

  Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

  Institutions who invest a minimum initial amount of $5 million in a Fund; and

  Under certain circumstances and for certain groups as detailed in the Fund's Statement of Additional Information.

How to Buy Shares

This section explains how you can buy Class C and Institutional Class shares directly from Wells Fargo Advantage Funds. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.

Buying Shares (Class C)	Opening an Account	Adding to an Account
By Internet

A new account may not be opened by Internet unless you have another Wells Fargo Advantage Fund account with your bank information on file. If you do not currently have an account, refer to the section on buying shares by mail or wire.

To buy additional shares or buy shares of a new Fund, visit www.wellsfargo.com/advantagefunds. Subsequent online purchases have a minimum of $100 and a maximum of $100,000. You may be eligible for an exception to this maximum. Please call Investor Services at 1-800-222-8222 for more information.

By Mail

Complete and sign your account application. Mail the application with your check made payable to the Fund to Investor Services at:

Regular Mail
Wells Fargo Advantage Funds
P.O. Box 8266
Boston, MA 02266-8266

Overnight Only
Wells Fargo Advantage Funds
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

Enclose a voided check (for checking accounts) or a deposit slip (savings accounts). Alternatively, include a note with your name, the Fund name, and your account number. Mail the deposit slip or note with your check made payable to the Fund to the address on the left.

By Telephone

A new account may not be opened by telephone unless you have another Wells Fargo Advantage Fund account with your bank information on file. If you do not currently have an account, refer to the section on buying shares by mail or wire.

To buy additional shares or to buy shares of a new Fund call: Investor Services at 1-800-222-8222 or 1-800-368-7550 for the automated phone system.
In Person	Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051	See instructions shown to the left.
By Wire

Complete, sign and mail your account application (refer to the section on buying shares by mail).
Provide the following instructions to your financial institution:
State Street Bank & Trust
Boston, MA
Bank Routing Number: ABA 011000028
Wire Purchase Account: 9905-437-1
Attention: Wells Fargo Advantage Funds (Name of Fund, account Number and any applicable share class)
Account Name: Provide your name as registered on the Fund account

To buy additional shares, instruct your bank or financial institution to use the same wire instructions shown to the left.
Through Your Investment Representative	Contact your investment representative.	Contact your investment representative.

Buying Shares (Institutional Class)	Opening an Account	Adding to an Account
By Telephone or Internet

A new account may not be opened by Internet unless you have another Wells Fargo Advantage Fund account with your bank information on file. If you do not currently have an account, refer to the section on buying shares by mail or wire.

To buy additional shares or buy shares of a new Fund, visit www.wellsfargo.com/advantagefunds. Please call Investor Services at 1-800-222-8222, or call 1-800-368-7550 for the automated phone system, for more information.

In Person	Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051	See instructions shown to the left.
By Wire

Complete, sign and mail your account application (refer to the section on buying shares by mail). Provide the following instructions to your financial institution:

State Street Bank & Trust
Boston, MA
Bank Routing Number: ABA 011000028
Wire Purchase Account: 9905-437-1
Attention: Wells Fargo Advantage Funds (Name of Fund, account Number and any applicable share class)
Account Name: Provide your name as registered on the Fund account

To buy additional shares, instruct your bank or financial institution to use the same wire instructions shown to the left.
Through Your Investment Representative	Contact your investment representative.	Contact your investment representative.

Special Considerations When Investing Through Financial Intermediaries:
If a financial intermediary purchases Institutional Class shares on your behalf, you should understand the following:

  Minimum Investments and Other Terms of Your Account. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.

  Records are Held in Financial Intermediary's Name. Financial intermediaries are usually the holders of record for Institutional Class shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

  Purchase/Redemption Orders. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.

  Shareholder Communications. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.

  U.S. Dollars Only. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.

  Right to Refuse an Order. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interest of a Fund and its shareholders.

  Earnings Distributions. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.

General Notes for Buying Shares (Class C)

Proper Form. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You are eligible to earn distributions beginning on the business day after the transfer agent receives your application in proper form.

U.S. Dollars Only. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.

Insufficient Funds. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

No Fund Named. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

Right to Refuse an Order. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

Minimum Initial and Subsequent Investment Waivers. We allow a reduced minimum initial investment of $50 if you sign up for at least a $50 monthly automatic investment purchase plan. If you opened your account with the set minimum amount shown in the above chart, we allow reduced subsequent purchases for a minimum of $50 a month if you purchase through an automatic investment plan. We may also waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check specific disclosure statements and applications for the program through which you intend to invest.

How to Sell Shares

The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

Selling Shares (Class C)	To Sell Some or All of Your Shares
By Internet

Visit our Web site at www.wellsfargo.com/advantagefunds. Redemptions requested online are limited to a maximum of $100,000. You may be eligible for an exception to this maximum. Please call Investor Services at 1-800-222-8222 for more information.

By Mail

Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the dollar amount you wish to receive (or write "Full Redemption" to redeem your remaining balance) to the address below. Make sure all account owners sign the request exactly as their names appear on the account application. A medallion guarantee may be required under certain circumstances (see "General Notes for Selling Shares").

Regular Mail
Wells Fargo Advantage Funds
P.O. Box 8266
Boston, MA 02266-8266

Overnight Only
Wells Fargo Advantage Funds
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

By Wire

To arrange for a Federal Funds wire, call 1-800-222-8222. Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system. Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close. There is a $10 fee for each request.

In Person	Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051
By Telephone/Electronic Funds Transfer (EFT)

Call an Investor Services representative at 1-800-222-822 or use the automated phone system 1-800-368-7550. Telephone privileges are automatically made available to you unless you specifically decline them on your account application or subsequently in writing. Redemption requests may not be made by phone if the address on your account was changed in the last 15 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail). A check will be mailed to the address on record (if there have been no changes communciated to us within the last 15 days) or transferred to a linked bank account. Transfers made to a Wells Fargo Bank account are made available sooner than transfers to an unaffiliated institution. Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money market funds, and next day for all other Wells Fargo Advantage Funds. Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds. Note: Telephone transactions such as redemption requests made over the phone generally require only one of the account owners to call unless you have instructed us otherwise.

Through Your Investment Representative	Contact your investment representative

Selling Shares (Institutional Class)	To Sell Some or All of Your Shares
By Telephone/Electronic Funds Transfer (EFT)

To speak with an investor services representative call 1-800-260-5969 or use the automated phone system at 1-800-368-7550.

Redemptions processed by EFT to a linked Wells Fargo Bank account, and received by the deadlines listed in the "Redemption Orders" section below, will occur same day for Wells Fargo Advantage money market funds and next day for all other Wells Fargo Advantage Funds.

Transfers made to a Wells Fargo Bank Account are made available sooner than transfers to an unaffiliated institution.

Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.

Note: Telephone transactions such as redemption requests made over the phone generally require only one of the account owners to call unless you have instructed us otherwise.

By Wire

To arrange for a Federal Funds wire, call 1-800-222-8222. Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system. Redemption proceeds are usually wired to the financial intermediary the following business day.

By Internet	Visit our Web site at www.wellsfargo.com/advantagefunds.
In Person	Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051
Through Your Investment Representative	Contact your investment representative.

General Notes For Selling Shares

Proper Form. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.

CDSC Fees. Your redemption proceeds are net of any applicable CDSC fees.

Form of Redemption Proceeds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

Telephone/Internet Redemptions. For Class C shares, we will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.

Right to Delay Payment. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.

Retirement Plans and Other Products. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supercede the directions in this prospectus/proxy statement.

Medallion Guarantees. For Class C shares, Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 15 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

How to Exchange Shares

Exchanges between Wells Fargo Advantage Funds involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (i.e., a Fund not closed to new accounts), with the following exceptions:

  Class C shares of non-money market funds may be exchanged for Class A shares of the Wells Fargo Advantage Money Market Fund. Effective July 1, 2010, Class C shares of non-money market funds may be exchanged for Class C shares of the Wells Fargo Advantage Money Market Fund. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market funds.

You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

Any exchange between two Wells Fargo Advantage Funds must meet the minimum redemption and subsequent purchase amounts.

Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

Account Policies

Automatic Plans

For Class C shares, the following plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur on. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

Automatic Investment Plan - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

Automatic Exchange Plan - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this prospectus/proxy statement for the conditions that apply to your shares. In addition, each transaction in an Automatic Exchange Plan must be for a minimum of $100. This feature may not be available for certain types of accounts.

Systematic Withdrawal Plan - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

  must have a Fund account valued at $10,000 or more;

  must request a minimum redemption of $100; and

  may not simultaneously participate in the Automatic Investment Plan.

Payroll Direct Deposit - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

Advance Notice of Large Transactions

We strongly urge you to begin all purchases and redemption as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

Householding

To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

Retirement Accounts

We offer prototype documents for a variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on: Individual Retirement Plans, including traditional IRAs and Roth IRAs, Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory federal income tax withholdings. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

Small Account Redemptions

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

Statements and Confirmations

Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

Electronic Delivery of Fund Documents

You may elect to receive your Fund prospectuses, shareholder reports and other Fund documents electronically in lieu of paper form by enrolling on the Funds' Web site at www.wellsfargo.com/advantagedelivery. If you make this election, you will be notified by e-mail when the most recent Fund documents are available for electronic viewing and downloading.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Funds' Web site at www.wellsfargo.com/advantagefunds. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by visiting www.wellsfargo.com/advantagedelivery.

Statement Inquiries

Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

Transaction Authorizations

Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor Wells Fargo Advantage Funds will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

Exhibit F

Financial Highlights

Six Months Ended November 30, 2009 (unaudited)
Evergreen Short-Intermediate Municipal Bond Fund	Class A	Class B	Class C	Class I
Net asset value, beginning of period	$9.63	$9.63	$9.63	$9.63
Income from investment operations
Net investment income	0.18	0.14[1]	0.14	0.19
Net realized and unrealized gains or losses on investments	0.34	0.34	0.34	0.34
Total from investment operations	0.52	0.48	0.48	0.53
Distributions to shareholders from
Net investment income	(0.18)	(0.14)	(0.14)	(0.19)
Net asset value, end of period	$9.97	$9.97	$9.97	$9.97
Total return	5.46%[2]	5.05%[2]	5.05%[2]	5.57%
Ratios and supplemental data
Net assets, end of period (thousands)	$47,010	$1,726	$13,762	$133,661
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.85%[3]	1.65%[3]	1.65%[3]	0.65%[3]
Expenses excluding waivers/reimbursements and expense reductions	0.90%[3]	1.65%[3]	1.65%[3]	0.65%[3]
Net investment income	3.56%[3]	2.79%[3]	2.75%[3]	3.77%[3]
Portfolio turnover rate	55%	55%	55%	55%
1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges
3	Annualized

Six Months Ended December 31, 2009 (unaudited)
Wells Fargo Advantage Short-Term Municipal Bond Fund	Class A	Class C
Beginning Net Asset Value Per Share	$9.64	$9.64
Net Investment Income (Loss)	0.15	0.11
Net Realized and Unrealized Gain (Loss) on Investments	0.22	0.22
Dsitribution from Net Investment Income	(0.15)	(0.11)
Distribution from Net Realized Gains	0.00	0.00
Ending Net Asset Value Per Share	$9.86	$9.86
Ratios to Average Net Assets (Annualized)
Net Investment Income (Loss)	2.98%	2.15%
Gross Expenses	0.82%	1.57%
Net Expenses	0.60%	1.35%
Total Return[1]	3.89%	3.48%
Portfolio Turnover Rate[2]	48%	48%
Net Assets at End of Period (000's omitted)	$557,893	$110,209
1	Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
2	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

Six Months Ended November 30, 2009 (unaudited)
Evergreen Intermediate Municipal Bond Fund	Class A	Class B	Class C	Class I	Class IS
Net asset value, beginning of period	$59.96	$59.96	$59.96	$59.96	$59.96
Income from investment operations
Net investment income	1.06	0.82	0.84	1.14	1.07
Net realized and unrealized gains or losses on investments	2.11	2.13	2.11	2.11	2.10
Total from investment operations	3.17	2.95	2.95	3.25	3.17
Distributions to shareholders from
Net investment income	(1.08)	(0.86)	(0.86)	(1.16)	(1.08)
Net asset value, end of period	$62.05	$62.05	$62.05	$62.05	$62.05
Total return	5.34%[1]	4.95%[1]	4.95%[1]	5.47%	5.34%
Ratios and supplemental data
Net assets, end of period (thousands)	$34,448	$6,357	$12,974	$189,276	$10,109
Ratios to average net assets
Expenses including waivers/reimbursements and interest and fee expense but excluding expense reductions	0.98%[2]	1.73%[2]	1.73%[2]	0.73%[2]	0.98%[2]
Expenses including interest and fee expense but excluding waivers/reimbursements and expense reductions	0.98%[2]	1.73%[2]	1.73%[2]	0.73%[2]	0.98%[2]
Espenses including waivers/reimbursements but excluding expense reductions and interest and fee expense	0.98%[2]	1.73%[2]	1.73%[2]	0.73%[2]	0.98%[2]
Interest and fee expense[3]	0.00%[2]	0.00%[2]	0.00%[2]	0.00%[2]	0.00%[2]
Net investment income	3.51%[2]	2.75%[2]	2.74%[2]	3.74%[2]	3.49%[2]
Portfolio turnover rate	42%	42%	42%	42%	42%
1	Excluding applicable sales charges
2	Annualized
3	Interest and fee expense ratio relates to interest and fees associated with borrowings and/or leverage transactions.

Six Months Ended December 31, 2009 (unaudited)
Wells Fargo Advantage Intermediate Tax/AMT-Free Fund	Class A	Class C	Administrator Class
Beginning Net Asset Value Per Share	$10.21	$10.21	$10.21
Net Investment Income (Loss)	0.19	0.15	0.20
Net Realized and Unrealized Gain (Loss) on Investments	0.49	0.49	0.50
Dsitribution from Net Investment Income	(0.19)	(0.15)	(0.20)
Ending Net Asset Value Per Share	$10.70	$10.70	$10.71
Ratios to Average Net Assets (Annualized)
Net Investment Income (Loss)	3.73%	2.89%	3.70%
Gross Expenses	0.87%	1.62%	0.79%
Net Expenses	0.70%	1.45%	0.60%
Total Return[1]	6.73%	6.33%	6.89%
Portfolio Turnover Rate[2]	39%	39%	39%
Net Assets at End of Period (000's omitted)	$143,598	$17,338	$97,893
1	Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
2	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

Six Months Ended November 30, 2009 (unaudited)
Evergreen High Income Municipal Bond Fund	Class A	Class B	Class C	Class I
Net asset value, beginning of period	$7.45	$7.45	$7.45	$7.45
Income from investment operations
Net investment income	0.24	0.21	0.21	0.25
Net realized and unrealized gains or losses on investments	0.33	0.33	0.33	0.33
Total from investment operations	0.57	0.54	0.54	0.58
Distributions to shareholders from
Net investment income	(0.25)	(0.22)	(0.22)	(0.26)
Net asset value, end of period	$7.77	$7.77	$7.77	$7.77
Total return	7.73%[1]	7.33%[1]	7.33%[1]	7.86%
Ratios and supplemental data
Net assets, end of period (thousands)	$116,366	$11,108	$19,156	$13,963
Ratios to average net assets
Expenses including waivers/reimbursements and interest and fee expense but excluding expense reductions	1.00%[2]	1.75%[2]	1.75%[2]	0.75%[2]
Expenses including interest and fee expense but excluding waivers/reimbursements and expense reductions	1.00%[2]	1.75%[2]	1.75%[2]	0.75%[2]
Espenses including waivers/reimbursements but excluding expense reductions and interest and fee expense	1.00%[2]	1.75%[2]	1.75%[2]	0.75%[2]
Interest and fee expense[3]	0.00%[2]	0.00%[2]	0.00%[2]	0.00%[2]
Net investment income	6.38%[2]	5.66%[2]	5.62%[2]	6.63%[2]
Portfolio turnover rate	17%	17%	17%	17%
1	Excluding applicable sales charges
2	Annualized
3	Interest and fee expense ratio relates to interest and fees associated with borrowings and/or leverage transactions.

Six Months Ended November 30, 2009 (unaudited)
Evergreen Municipal Bond Fund	Class A	Class B	Class C	Class I
Net asset value, beginning of period	$7.01	$7.01	$7.01	$7.01
Income from investment operations
Net investment income	0.16	0.14[1]	0.14	0.17
Net realized and unrealized gains or losses on investments	0.23	0.23	0.23	0.23
Total from investment operations	0.39	0.37	0.37	0.40
Distributions to shareholders from
Net investment income	(0.16)	(0.14)	(0.14)	(0.17)
Net asset value, end of period	$7.24	$7.24	$7.24	$7.24
Total return	5.68%[2]	5.29%[2]	5.29%[2]	5.81%
Ratios and supplemental data
Net assets, end of period (thousands)	$852,525	$33,383	$73,081	$423,786
Ratios to average net assets
Expenses including waivers/reimbursements and interest and fee expense but excluding expense reductions	0.80%[3]	1.55%[3]	1.55%[3]	0.55%[3]
Expenses including interest and fee expense but excluding waivers/reimbursements and expense reductions	0.80%[3]	1.55%[3]	1.55%[3]	0.55%[3]
Espenses including waivers/reimbursemnts but excluding expense reductions and interest and fee expense	0.78%[3]	1.53%[3]	1.53%[3]	0.53%[3]
Interest and fee expense[4]	0.02%[3]	0.02%[3]	0.02%[3]	0.02%[3]
Net investment income	4.58%[3]	3.84%[3]	3.83%[3]	4.83%[3]
Portfolio turnover rate	24%	24%	24%	24%
1	Per share amount is based on average shares outstanding during the period.
2	Excluding applicable sales charges
3	Annualized
4	Interest and fee expense ratio relates to interest and fees associated with borrowings and/or leverage transactions.

Six Months Ended December 31, 2009 (unaudited)
Wells Fargo Advantage Municipal Bond Fund	Class A	Class B	Class C	Administrator Class
Beginning Net Asset Value Per Share	$8.74	$8.72	$8.74	$8.73
Net Investment Income (Loss)	0.21	0.18	0.18	0.22
Net Realized and Unrealized Gain (Loss) on Investments	0.68	0.70	0.68	0.69
Dsitributions from Net Investment Income	(0.21)	(0.18)	(0.18)	(0.22)
Distributions from Net Realized Gains	(0.07)	(0.07)	(0.07)	(0.07)
Ending Net Asset Value Per Share	$9.35	$9.35	$9.35	$9.35
Ratios to Average Net Assets (Annualized)
Net Investment Income (Loss)	4.71%	4.02%	3.89%	4.89%
Gross Expenses	0.86%	1.62%	1.62%	0.79%
Net Expenses	0.75%	1.50%	1.50%	0.60%
Total Return[1]	10.02%	9.61%	9.61%	10.11%
Portfolio Turnover Rate[2]	64%	64%	64%	64%
Net Assets at End of Period (000's omitted)	$302,350	$4,837	$21,051	$184,800
1	Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
2	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

Six Months Ended September 30, 2009 (unaudited)
Evergreen California Municipal Bond Fund	Class A	Class B	Class C	Class I
Net asset value, beginning of period	$9.76	$9.76	$9.76	$9.76
Income from investment operations
Net investment income	0.22	0.18	0.18	0.23
Net realized and unrealized gains or losses on investments	0.87	0.87	0.87	0.87
Total from investment operations	1.09	1.05	1.05	1.10
Distributions to shareholders from
Net investment income	(0.23)	(0.19)	(0.19)	(0.24)
Net asset value, end of period	$10.62	$10.62	$10.62	$10.62
Total return	11.25%[1]	10.84%[1]	10.84%[1]	11.39%
Ratios and supplemental data
Net assets, end of period (thousands)	$216,801	$717	$3,289	$12,417
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.85%[2]	1.60%[2]	1.60%[2]	0.60%[2]
Expenses excluding waivers/reimbursements and expense reductions	0.85%[2]	1.60%[2]	1.60%[2]	0.60%[2]
Net investment income	4.33%[2]	3.58%[2]	3.58%[2]	4.58%[2]
Portfolio turnover rate	35%	35%	35%	35%
1	Excluding applicable sales charges
2	Annualized

Six Months Ended December 31, 2009 (unaudited)
Wells Fargo Advantage California Tax-Free Fund	Class A	Class B	Class C	Administrator Class
Beginning Net Asset Value Per Share	$10.14	$10.35	$10.35	$10.16
Net Investment Income (Loss)	0.24	0.22	0.20	0.25
Net Realized and Unrealized Gain (Loss) on Investments	0.45	0.44	0.45	0.46
Distribution from Net Investment Income	(0.24)	(0.20)	(0.20)	(0.25)
Ending Net Asset Value Per Share	$10.59	$10.81	$10.80	$10.62
Ratios to Average Net Assets (Annualized)
Net Investment Income (Loss)	4.54%	3.81%	3.75%	4.02%
Gross Expenses	0.87%	1.63%	1.62%	0.79%
Net Expenses	0.80%	1.55%	1.55%	0.55%
Total Return[1]	6.79%	6.40%	6.30%	7.02%
Portfolio Turnover Rate[2]	14%	14%	14%	14%
Net Assets at End of Period (000's omitted)	$371,414	$7,688	$33,395	$123,123
1	Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
2	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

Six Months Ended October 31, 2009 (unaudited)
Evergreen U.S. Government Fund	Class A	Class B	Class C	Class I
Net asset value, beginning of period	$9.44	$9.44	$9.44	$9.44
Income from investment operations
Net investment income	0.14	0.10	0.10	0.15
Net realized and unrealized gains or losses on investments	0.11	0.12	0.12	0.11
Total from investment operations	0.25	0.22	0.22	0.26
Distributions to shareholders from
Net investment income	(0.15)	(0.12)	(0.12)	(0.16)
Net asset value, end of period	$9.54	$9.54	$9.54	$9.54
Total return	2.70%[1]	2.31%[1]	2.31%[1]	2.83%
Ratios and supplemental data
Net assets, end of period (thousands)	$161,466	$11,230	$15,662	$281,893
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.91%[2]	1.66%[2]	1.66%[2]	0.66%[2]
Expenses excluding waivers/reimbursements and expense reductions	0.91%[2]	1.66%[2]	1.66%[2]	0.66%[2]
Net investment income	3.00%[2]	2.24%[2]	2.24%[2]	3.22%[2]
Portfolio turnover rate	101%	101%	101%	101%
1	Excluding applicable sales charges
2	Annualized

Six Months Ended November 30, 2009 (unaudited)
Wells Fargo Advantage Government Securities Fund	Class A	Class B	Class C	Administrator Class
Beginning Net Asset Value Per Share	$10.71	$10.70	$10.70	$10.70
Net Investment Income (Loss)	0.21	0.17	0.17	0.22
Net Realized and Unrealized Gain (Loss) on Investments	0.29	0.30	0.30	0.30
Dsitribution from Net Investment Income	(0.21)	(0.17)	(0.17)	(0.22)
Ending Net Asset Value Per Share	$11.00	$11.00	$11.00	$11.00
Ratios to Average Net Assets (Annualized)
Net Investment Income (Loss)	3.94%	3.21%	3.18%	4.14%
Gross Expenses	0.90%	1.65%	1.65%	0.82%
Net Expenses	0.90%	1.65%	1.65%	0.70%
Total Return[1]	4.74%	4.45%	4.44%	4.94%
Portfolio Turnover Rate[2]	145%	145%	145%	145%
Net Assets at End of Period (000's omitted)	$180,914	$3,933	$26,101	$278,280
1	Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
2	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

[Back cover]

Evergreen Investment Management Company, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries. Evergreen Investments(SM) is a service mark of Evergreen Investment Management Company, LLC.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Wells Fargo Advantage Funds.

Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company, is the distributor of the Evergreen Funds and the Wells Fargo Advantage Funds. 120078 04-10

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

© 2010 Wells Fargo Funds Management, LLC. All rights reserved.

WELLS FARGO FUNDS TRUST

525 Market Street

San Francisco, California 94105

(800) 222-8222

PART B

STATEMENT OF ADDITIONAL INFORMATION

April 14, 2010

Relating to the acquisition of assets of

EVERGREEN EQUITY INDEX FUND

a series of

EVERGREEN SELECT EQUITY TRUST

by and in exchange for shares of

WELLS FARGO ADVANTAGE INDEX FUND

a series of

WELLS FARGO FUNDS TRUST

EVERGREEN FUNDAMENTAL MID CAP VALUE FUND

a series of

EVERGREEN EQUITY TRUST

by and in exchange for shares of

WELLS FARGO ADVANTAGE MID CAP DISCIPLINED FUND

a series of

WELLS FARGO FUNDS TRUST

EVERGREEN MID CAP GROWTH FUND

a series of

EVERGREEN EQUITY TRUST

by and in exchange for shares of

WELLS FARGO ADVANTAGE MID CAP GROWTH FUND

a series of

WELLS FARGO FUNDS TRUST

EVERGREEN SHORT-INTERMEDIATE MUNICIPAL BOND FUND

a series of

EVERGREEN MUNICIPAL TRUST

by and in exchange for shares of

WELLS FARGO ADVANTAGE SHORT-TERM MUNICIPAL BOND FUND

a series of

WELLS FARGO FUNDS TRUST

EVERGREEN INTERMEDIATE MUNICIPAL BOND FUND

a series of

EVERGREEN MUNICIPAL TRUST

by and in exchange for shares of

WELLS FARGO ADVANTAGE INTERMEDIATE TAX/AMT-FREE FUND

a series of

WELLS FARGO FUNDS TRUST

EVERGREEN HIGH INCOME MUNICIPAL BOND FUND

and

EVERGREEN MUNICIPAL BOND FUND

each a series of

EVERGREEN MUNICIPAL TRUST

by and in exchange for shares of

WELLS FARGO ADVANTAGE MUNICIPAL BOND FUND

a series of

WELLS FARGO FUNDS TRUST

EVERGREEN CALIFORNIA MUNICIPAL BOND FUND

a series of

EVERGREEN MUNICIPAL TRUST

by and in exchange for shares of

WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE FUND

a series of

WELLS FARGO FUNDS TRUST

EVERGREEN U.S. GOVERNMENT FUND

a series of

EVERGREEN FIXED INCOME TRUST

by and in exchange for shares of

WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND

a series of

WELLS FARGO FUNDS TRUST

EVERGREEN INTERNATIONAL EQUITY FUND

a series of

EVERGREEN INTERNATIONAL TRUST

by and in exchange for shares of

WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND

a series of

WELLS FARGO FUNDS TRUST

CLASS A, CLASS B, CLASS C, ADMINISTRATOR CLASS, INSTITUTIONAL CLASS, CLASS R

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Combined Prospectus/Proxy Statement dated April 14, 2010, for the Special Meeting of Shareholders of the Target Funds listed above to be held on June 8, 2010. The Prospectus/Proxy Statement, into which this SAI has been incorporated by reference, may be obtained without charge by calling 1-800-222-8222 or writing to Wells Fargo Advantage Funds, P.O. Box 8266, Boston, MA 02266-8266. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

  INCORPORATION OF DOCUMENTS BY REFERENCE

IN STATEMENT OF ADDITIONAL INFORMATION

This SAI consists of this cover page and the following described items, which are hereby incorporated by reference and are legally deemed to be a part of this SAI:

1.

The Statement of Additional Information dated December 1, 2009, as supplemented from time to time, including on December 30, 2009 and January 4, 2010, for Evergreen Equity Index Fund, which was filed electronically with the Securities and Exchange Commission on November 24, 2009, File No. 811-08363, on Form N-1A, accession no. 0000907244-09-000645.

2.

The Statement of Additional Information dated December 1, 2009, as supplemented from time to time, including on January 4, 2010, for Evergreen Fundamental Mid Cap Value Fund, which was filed electronically with the Securities and Exchange Commission on November 24, 2009, File No. 811-08413, on Form N-1A, accession no. 0000907244-09-000646.

3.

The Statement of Additional Information dated February 1, 2010, as supplemented from time to time, including on February 1, 2010, for Evergreen Mid Cap Growth Fund, which was filed electronically with the Securities and Exchange Commission on January 28, 2010, File No. 811-08413, on Form N-1A, accession no. 0000907244-10-000139.

4.

The Statement of Additional Information dated October 1, 2009, as supplemented from time to time, including on October 29, 2009 and January 4, 2010, for Evergreen Intermediate Municipal Bond Fund, Evergreen High Income Municipal Bond Fund, Evergreen Municipal Bond Fund and Evergreen Short-Intermediate Municipal Bond Fund, which was filed electronically with the Securities and Exchange Commission on September 25, 2009, File No. 811-08367, on Form N-1A, accession no. 0000907244-09-000562.

5.

The Statement of Additional Information dated August 1, 2009, as supplemented from time to time, including on October 29, 2009 and January 4, 2010, for Evergreen California Municipal Bond Fund, which was filed electronically with the Securities and Exchange Commission on July 27, 2009, File No. 811-08367, on Form N-1A, accession no. 0000907244-09-000434.

6.

The Statement of Additional Information dated March 1, 2010, as supplemented from time to time, for Evergreen International Equity Fund, which was filed electronically with the Securities and Exchange Commission on February 26, 2010, File No. 811-08553, on Form N-1A, accession no. 0000907244-10-000275.

7.

The Statement of Additional Information dated September 1, 2009, as supplemented from time to time, including on November 18, 2009, November 30, 2009, December 11, 2009, January 4, 2010 and January 5, 2010, for Evergreen U.S. Government Fund, which was filed electronically with the Securities and Exchange Commission on August 27, 2009, File No. 811-08415, on Form N-1A, accession no. 0000907244-09-000506.

8.

The Statement of Additional Information dated February 1, 2010, as supplemented from time to time, for Wells Fargo Advantage Index Fund, which was filed electronically with the Securities and Exchange Commission on January 28, 2010, File No. 811-09253, on Form N-1A, accession no. 0001193125-10-015854.

9.

The Statement of Additional Information dated March 1, 2010, as supplemented from time to time, for Wells Fargo Advantage Mid Cap Disciplined Fund and Wells Fargo Advantage Mid Cap Growth Fund, which was filed electronically with the Securities and Exchange Commission on February 26, 2010, File No. 811-09253, on Form N-1A, accession no. 0001193125-10-042517.

10.

The Statement of Additional Information dated November 1, 2009, as supplemented from time to time, including on December 1, 2009 and March 10, 2010, for Wells Fargo Advantage California Tax-Free Fund, Wells Fargo Advantage Intermediate Tax/AMT-Free Fund, Wells Fargo Advantage Municipal Bond Fund and Wells Fargo Advantage Short-Term Municipal Bond Fund, which was filed electronically with the Securities and Exchange Commission on October 28, 2009, File No. 811-09253, on Form N-1A, accession no. 0001193125-09-215888.

11.

The Statement of Additional Information dated October 1, 2009, as supplemented from time to time, including December 1, 2009, December 11, 2009 and January 5, 2010, for Wells Fargo Advantage Government Securities Fund, which was filed electronically with the Securities and Exchange Commission on September 28, 2009, File No. 811-09253, on Form N-1A, accession no. 0001193125-09-199137.

12.

The Statement of Additional Information dated February 1, 2010, as supplemented from time to time, for Wells Fargo Advantage International Core Fund, which was filed electronically with the Securities and Exchange Commission on January 28, 2010, File No. 811-09253, on Form N-1A, accession no. 0001193125-10-015854.

13.

The financial statements, including the notes to the financial statements, and the reports of the independent registered public accounting firm thereon contained in the annual report for Evergreen Equity Index Fund for the fiscal year ended July 31, 2009, filed electronically with the Securities and Exchange Commission on October 2, 2009, File No. 811-08363, accession no. 0001133228-09-000700.

14.

The financial statements, including the notes to the financial statements, and the report of the independent registered public accounting firm thereon contained in the annual report for Evergreen Fundamental Mid Cap Value Fund for the fiscal year ended July 31, 2009, filed electronically with the Securities and Exchange Commission on October 2, 2009, File No. 811-08413, accession no. 0001133228-09-000699.

15.

The financial statements, including the notes to the financial statements, and the report of the independent registered public accounting firm thereon contained in the annual report for Evergreen Mid Cap Growth Fund for the fiscal year ended September 30, 2009, filed electronically with the Securities and Exchange Commission on October 2, 2009, File No. 811-08413, accession no. 0001133228-09-000699

16.

The financial statements, including the notes to the financial statements, and the report of the independent registered public accounting firm thereon contained in the annual reports for Evergreen High Income Municipal Bond Fund, Evergreen Municipal Bond Fund and Evergreen Short-Intermediate Municipal Bond Fund for the fiscal year ended May 31, 2009, filed electronically with the Securities and Exchange Commission on July 30, 2009, File No. 811-08367, accession no. 0001133228-09-000515.

17.

The financial statements, including the notes to the financial statements, and the reports of the independent registered public accounting firm thereon contained in the annual report for Evergreen Intermediate Municipal Bond Fund for the fiscal year ended May 31, 2009, filed electronically with the Securities and Exchange Commission on July 30, 2009, File No. 811-08365, accession no. 0001133228-09-000516.

18.

The financial statements, including the notes to the financial statements, and the reports of the independent registered public accounting firm thereon contained in the annual report for Evergreen California Municipal Bond Fund for the fiscal year ended March 31, 2009, filed electronically with the Securities and Exchange Commission on June 5, 2009, File No. 811-08367, accession no. 0001133228-09-000390.

19.

The financial statements, including the notes to the financial statements, and the report of the independent registered public accounting firm thereon contained in the annual report for Evergreen International Equity Fund for the fiscal year ended October 31, 2009, filed electronically with the Securities and Exchange Commission on January 4, 2010, File No. 811-08553, accession no. 0001133228-10-000011.

20.

The financial statements, including the notes to the financial statements, and the report of the independent registered public accounting firm thereon contained in the annual report for Evergreen U.S. Government Fund for the fiscal year ended April 30, 2009, filed electronically with the Securities and Exchange Commission on July 2, 2009, File No. 811-08415, accession no. 0001133228-09-000455.

21.

The unaudited financial statements, including the notes to the financial statements, contained in the semi-annual reports for Evergreen High Income Municipal Bond Fund, Evergreen Municipal Bond Fund and Evergreen Short-Intermediate Municipal Bond Fund for the fiscal period ended November 30, 2009, filed electronically with the Securities and Exchange Commission on February 1, 2010, File No. 811-08367, accession no. 0001133228-10-000126.

22.

The unaudited financial statements, including the notes to the financial statements, contained in the semi-annual report for Evergreen Intermediate Municipal Bond Fund for the fiscal period ended November 30, 2009, filed electronically with the Securities and Exchange Commission on February 1, 2010, File No. 811-08365, accession no. 0001133228-10-000125.

23.

The unaudited financial statements, including the notes to the financial statements, contained in the semi-annual report for Evergreen California Municipal Bond Fund for the fiscal period ended September 30, 2009, filed electronically with the Securities and Exchange Commission on December 2, 2009, File No. 811-08367, accession no. 0001133228-09-000910.

24.

The financial statements, including the notes to the financial statements, and the report of the independent registered public accounting firm thereon contained in the annual reports for Wells Fargo Advantage Index Fund and Wells Fargo Advantage Government Securities Fund for the fiscal year ended September 30, 2009, filed electronically with the Securities and Exchange Commission on December 7, 2009, File No. 811-09253, accession no. 0000950123-09-068598.

25.

The financial statements, including the notes to the financial statements, and the report of the independent registered public accounting firm thereon contained in the annual reports for Wells Fargo Advantage Mid Cap Disciplined Fund and Wells Fargo Advantage Mid Cap Growth Fund for the fiscal year ended October 31, 2009, filed electronically with the Securities and Exchange Commission on January 4, 2010, File No. 811-09253, accession no. 0000950123-10-000128.

26.

The financial statements, including the notes to the financial statements, and the report of the independent registered public accounting firm thereon contained in the annual reports for Wells Fargo Advantage California Tax-Free Fund, Wells Fargo Advantage Intermediate Tax/AMT-Free Fund, Wells Fargo Advantage Municipal Bond Fund and Wells Fargo Advantage Short-Term Municipal Bond Fund for the fiscal year ended June 30, 2009, filed electronically with the Securities and Exchange Commission on September 3, 2009, File No. 811-09253, accession no. 0000950123-09-040843.

27.

The financial statements, including the notes to the financial statements, and the report of the independent registered public accounting firm thereon contained in the annual report for Wells Fargo Advantage Government Securities Fund for the fiscal year ended May 31, 2009, filed electronically with the Securities and Exchange Commission on August 6, 2009, File No. 811-09253, accession no. 0000950123-09-030492.

28.

The unaudited financial statements, including the notes to the financial statements, contained in the semi-annual reports for Wells Fargo Advantage California Tax-Free Fund, Wells Fargo Advantage Intermediate Tax/AMT-Free Fund, Wells Fargo Advantage Municipal Bond Fund and Wells Fargo Advantage Short-Term Municipal Bond Fund for the fiscal period ended December 31, 2009, filed electronically with the Securities and Exchange Commission on March 3, 2010, File No. 811-09253, accession no. 0000950123-10-020470

29.

The unaudited financial statements, including the notes to the financial statements, contained in the semi-annual report for Wells Fargo Advantage Government Securities Fund for the fiscal period ended November 30, 2009, filed electronically with the Securities and Exchange Commission on February 4, 2010, File No. 811-09253, accession no. 0000950123-10-008858.

  This SAI also contains unaudited Pro Forma Combining Financial Statements with respect to the Mergers involving the following Acquiring Funds: the Wells Fargo Advantage Index Fund, the Wells Fargo Advantage Mid Cap Growth Fund, the Wells Fargo Advantage Intermediate Tax/AMT-Free Fund, the Wells Fargo Advantage Municipal Bond Fund, the Wells Fargo Advantage California Tax-Free Fund, and the Wells Fargo Advantage Government Securities Fund, as well as information regarding the Trustees of the Acquiring Funds.

Information Regarding the Trustees of the Acquiring Funds (collectively, the “Funds” and individually, the “Fund”)

MANAGEMENT

The following information supplements, and should be read in conjunction with, the section in each Fund’s prospectus entitled “Organization and Management of the Funds.”

General.

The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of, as of December 1, 2009, 133 series comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the “Fund Complex” or the “Trusts”). The business address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust’s retirement policy at the end of the calendar year in which a Trustee turns 74.

Information for Trustees, all of whom are not “interested” persons of the Trust, as that term is defined under the 1940 Act (“Independent Trustees”), appears below. In addition to the Officers listed below, the Funds have appointed an Anti-Money Laundering Compliance Officer.

Name and Age	Position Held with Registrant/Length of Service[1]	Principal Occupation(s) During the Past 5 Years	Other Public Company or Investment Company Directorships during the Past 5 Years
INDEPENDENT TRUSTEES[2]
Peter G. Gordon, 67	Trustee, since 1998, Chairman of Board and Governance Committee (Lead Independent Trustee from 2001 until 2005)	Co-Founder, Chairman, President and CEO of Crystal Geyser Water Company.	N/A
Isaiah Harris, Jr., 56	Trustee, since 2009, Advisory Board Member, from 2008 to 2009

Retired.  President and CEO of BellSouth Advertising and Publishing Corp from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Currently a member of the Iowa State University Foundation Board of Governors and a member of the Advisory Board of Iowa State University School of Business.

CIGNA Corporation (insurance); Deluxe Corporation (financial and small business services)
Judith M. Johnson, 60	Trustee, since 2008, Chair of Audit Committee	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008.	N/A
David F. Larcker, 59	Trustee, since 2009, Advisory Board Member, from 2008 to 2009

James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University. Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.

N/A
Olivia S. Mitchell, 57	Trustee, since 2006

International Foundation of Employee Benefit Plans Professor of Insurance and Risk Management, Wharton School, University of Pennsylvania since 1993. Director of the Pension Research Council and the Boettner Center on Pensions and Retirement Research. Research associate and board member, Penn Aging Research Center.  Research associate, National Bureau of Economic Research.  Prior thereto, Professor at Cornell University from 1978 to 1993.

N/A
Timothy J. Penny, 57	Trustee, since 1996

President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.

N/A
Donald C. Willeke, 69	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 to present.	N/A
OFFICERS
Karla M. Rabusch, 50	President, since 2003

Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.

N/A
C. David Messman, 49	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.	N/A
Debra Ann Early, 45	Chief Compliance Officer, since 2007

Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

N/A
Kasey Phillips, 38	Treasurer, since 2009

Senior Vice President of Evergreen Investment Management Company, LLC since 2006 and currently the Treasurer of the Evergreen Funds since 2005. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.

N/A
David Berardi, 34	Assistant Treasurer, since 2009

Vice President of Evergreen Investment Management Company, LLC since 2008. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC since 2004.

N/A
Jeremy DePalma, 35	Assistant Treasurer, since 2009

Senior Vice President of Evergreen Investment Management Company, LLC since 2008. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration since 2005.

N/A

1 Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

2 Immediately following the consummation of the first reorganization of an Evergreen fund with a Wells Fargo Advantage Fund (presently expected to occur on or about July 9, 2010), Mr. Michael S. Scofield and Mr. K. Dun Gifford, current Trustees of the Evergreen funds will join the Board of Trustees of the Trust. Messrs. Scofield and Gifford have each served as Trustees of the Evergreen fund family for over 25 years. Mr. Scofield is a retired attorney of the Law Offices of Michael S. Scofield, and a Director and Chairman of Branded Media Corporation (a multi-media branding company). Mr. Gifford is the Chairman and President of Oldways Preservation and Exchange Trust (education) and a Trustee, Member of the Executive Committee, and former Treasurer of Cambridge College.

The Trust’s Declaration of Trust does not set forth any specific qualifications to serve as a Trustee other than that no person shall stand for election or be appointed as a Trustee if such person has already reached the age of 72. The Charter of the Governance Committee also does not set forth any specific qualifications, but does set forth certain factors that the Committee may take into account in considering Trustee candidates and a process for evaluating potential conflicts of interest, which identifies certain disqualifying conflicts.  None of the current Trustees is an “interested person” of the Trust as that term is defined in the 1940 Act.

Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, Funds Management, sub-advisers, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees.  Each Trustee’s ability to perform his or her duties effectively has been attained through the Trustee’s business, consulting, public service and/or academic positions and through experience from service as a board member of the Trust and the other Trusts in the Fund Complex (and/or in other capacities, including for any predecessor funds), public companies, or non-profit entities or other organizations as set forth below.  Each Trustee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

Peter G. Gordon.    Mr. Gordon has been a Trustee since 1998, Chairman of the Board of Trustees since 2005, the Lead Independent Trustee from 2001 through 2005, and Chairman of the Governance Committee since 2005, with respect to all of the Trusts in the Fund Complex.  In addition, he has over 30 years of executive and business experience as the co-founder, Chairman, President and CEO of Crystal Geyser Water Company.

Isaiah Harris, Jr.   Mr. Harris has served as a Trustee of the Trusts in the Fund Complex since 2009 and was an Advisory Board Member from 2008 to 2009.  He has been the Chairman of the Board of CIGNA Corporation since 2009, and has been a director of CIGNA Corporation since 2005.  He also has been a director of Deluxe Corporation since 2003.  As a director of these and other public companies, he has served on board committees, including Governance, Audit and Compensation Committees.  Mr. Harris served in senior executive positions, including as president, chief executive officer, vice president of finance and/or chief financial officer, of operating companies for approximately 20 years.

Judith M. Johnson.   Ms. Johnson has served as a Trustee of the Trusts in the Fund Complex since 2008 and as Chair of the Audit Committee since 2009.  She served as the Chief Executive Officer and Chief Investment Officer of the Minneapolis Employees Retirement Fund for twelve years until her retirement in 2008.   Ms. Johnson is a licensed attorney, as well as a certified public accountant and a certified managerial accountant. Ms. Johnson has been determined by the Board to be an audit committee financial expert as such term is defined in the applicable rules of the SEC.

David F. Larcker.  Mr. Larcker has served as a Trustee of the Trusts in the Fund Complex since 2009 and was an Advisory Board Member from 2008 to 2009.  Mr. Larcker is the James Irvin Miller Professor of Accounting at the Graduate School of Business of Stanford University.  He is also the Director of the Corporate Governance Research Program and Co-director of The Rock Center for Corporate Governance at Stanford University.  He has been a professor of accounting for over 30 years.  He has written numerous articles on a range of topics, including managerial accounting, financial statement analysis and corporate governance.

Olivia S. Mitchell.   Ms. Mitchell has served as a Trustee of the Trusts in the Fund Complex since 2006.  Ms. Mitchell is Department Chair and Professor, Department of Insurance and Risk Management, and International Foundation of Employee Benefit Plans Professor at the Wharton School of the University of Pennsylvania.  She also serves in senior positions with academic and policy organizations that conduct research on pensions, retirement, insurance and related topics, including as Executive Director of the Pension Research Council and Director of the Boettner Center on Pensions and Retirement Research, both of the University of Pennsylvania.  She has been a professor of economics, insurance and risk management for over 30 years.  She has written numerous articles and books on a range of topics, including retirement risk management, private and social insurance, and health and retirement analysis and policy.

Timothy J. Penny.  Mr. Penny has been a Trustee of the Trusts in the Fund Complex and their predecessor funds since 1996.  He has been President and CEO of Southern Minnesota Initiative Foundation since 2007 and a Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995.  He also serves as a member of the board of another non-profit organization.  Mr. Penny was a member of the U.S. House of Representatives for 12 years representing Southeastern Minnesota’s First Congressional District.

Donald C. Willeke.  Mr. Willeke has been a Trustee of the Trusts in the Fund Complex and their predecessor funds since 1996.  Previously, he served on the board of trustees of another registered investment company.  He is an attorney in private practice and has served as General Counsel of the Minneapolis Employees Retirement Fund for more than 25 years.

Board of Trustees – Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Trust and the Funds rests with the Board of Trustees. The Board has engaged Funds Management to manage the Funds on a day-to day basis.  The Board is responsible for overseeing Funds Management and other service providers in the operation of the Trust in accordance with the provisions of the 1940 Act, applicable provisions of Delaware law, other applicable laws and the Fund’s charter. The Board is currently composed of seven members, each of whom is an Independent Trustee. The Board currently conducts regular meetings five times a year. In addition, the Board frequently holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings.  The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.  The Board has established a Governance Committee and an Audit Committee to assist the Board in the oversight and direction of the business and affairs of the Trust, and from to time may establish informal working groups or appoint independent consultants to review and address the policies and practices of the Trust with respect to certain specified matters. Additionally, the Board has established investment teams to review in detail the performance of each of the Funds, in light of each Fund’s investment objectives and strategies, to meet with portfolio managers, and to report back to the full Board.  The Board believes that the Board’s current leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.  The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

The Funds and Trusts are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others.  Day-to-day risk management functions are subsumed within the responsibilities of Funds Management, the sub-advisers and other service providers (depending on the nature of the risk), who carry out the Funds’ investment management and business affairs.  Each of Funds Management, the sub-advisers and other service providers have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

Risk oversight forms part of the Board’s general oversight of the Funds and Trusts and is addressed as part of various Board and Committee activities.  The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects.  As part of its regular oversight of the Trusts, theBoard, directly or through a Committee, interacts with and reviews reports from, among others, Funds Management, sub-advisers, the Chief Compliance Officer of the Funds, the independent registered public accounting firm for the Funds, and internal auditors for Funds Management or its affiliates, as appropriate, regarding risks faced by the Funds and relevant risk functions.  The Board, with the assistance of its investment teams, reviews investment policies and risks in connection with its review of the Funds’ performance.  The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their principal service providers.  In addition, as part of the Board’s periodic review of the Funds’ advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible.  With respect to valuation, the Board oversees a management valuation team comprised of officers of Funds Management, has approved and periodically reviews valuation policies applicable to valuing the Fund shares and has established a valuation committee of Trustees.  The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Committees

As noted above, the Board has established a standing Governance Committee, a standing Audit Committee and a standing Valuation Committee to assist the Board in the oversight and direction of the business and affairs of the Trust. Each such Committee operates pursuant to a charter approved by the Board and is chaired by an Independent Trustee. Each Independent Trustee is a member of the Trust’s Governance Committee, Audit Committee and Valuation Committee.

(1) Governance Committee. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust’s management. Pursuant to the Trust’s charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. The Governance Committee meets only as necessary and met once during 2009. Peter G. Gordon serves as the chairman of the Governance Committee.

The Governance Committee has adopted procedures by which a shareholder may properly submit a nominee recommendation for the Committee’s consideration, which are set forth in the Trusts’ Governance Committee Charter. The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust. The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five calendar days nor more than seventy-five calendar days prior to the date of the Governance Committee meeting at which the nominee would be considered. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address, and nationality of the person recommended by the shareholder (the “candidate”), (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e), and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the 1940 Act) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Governance Committee may require the candidate to interview in person or furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust. The Governance Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board.

The Governance Committee may from time-to-time propose nominations of one or more individuals to serve as members of an “advisory board,” as such term is defined in Section 2(a)(1) of the 1940 Act (“Advisory Trustees”). An individual may be eligible to serve as an Advisory Trustee only if that individual meets the requirements to be a “non-interested” Trustee under the 1940 Act and does not otherwise serve the Trust in any other capacity. Any Advisory Trustee shall serve at the pleasure of the Board and may be removed, at any time, with or without cause, by the Board. An Advisory Trustee may be nominated and elected as a Trustee, at which time he or she shall cease to be an Advisory Trustee. Advisory Trustees shall perform solely advisory functions. Unless otherwise specified by the Committee or the Board, Advisory Trustees are invited to attend meetings of the Board and all committees of the Board. Advisory Trustees shall participate in meeting discussions but do not have a vote upon any matter presented to the Board or any committee of the Board, nor do they have any power or authority to act on behalf of or to bind the Board, any committee of the Board or the Trust. Advisory Trustees shall not have any responsibilities or be subject to any liabilities imposed upon Trustees by law or otherwise. Advisory Trustees shall be entitled, to the maximum extent permitted by law, to be indemnified by the Trust and shall be covered by any liability insurance coverage that extends to Trustees and officers of the Trust. Advisory Trustees shall be paid the same meeting fees payable to Trustees and shall have their expenses reimbursed in accordance with existing Board expense reimbursement policies. Advisory Trustees shall not receive any retainer fees.

(2) Audit Committee. The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during 2009. Judith M. Johnson serves as the chairperson of the Audit Committee.

(3) Valuation Committee.  The Board has delegated to the Valuation Committee the authority to take any necessary or appropriate action and address any issues regarding the valuation of Fund portfolio securities under the Trust’s valuation procedures, including determining the fair value of securities between Board regularly scheduled meetings in instances where that determination has not otherwise been delegated to the valuation team (“Management Valuation Team”) of Funds Management.  The Board considers for ratification at each quarterly meeting any valuation actions taken by the Valuation Committee or the Management Valuation Team during the previous quarter that require ratification.  Any one member of the Valuation Committee may constitute a quorum for a meeting of the committee.  The Valuation Committee convened approximately four times during 2009.

Ticker Symbols

Wells Fargo Advantage Mid Cap Disciplined Fund – Class A (WFPAX), Class C (WFPCX), Institutional Class (WFMIX)

Wells Fargo Advantage Mid Cap Growth Fund – Class A (WFMCX), Class B (WFMBX), Class C (WFMHX), Institutional Class (WFMGX)

Wells Fargo Advantage Short-Term Municipal Bond Fund – Class A (WSMAX), Class C (WSSCX)

Wells Fargo Advantage Intermediate Tax/AMT-Free Fund – Class A (WFTAX), Class C (WFTFX), Administrator Class (WFITX)

Wells Fargo Advantage Municipal Bond Fund – Class A (WMFAX), Class B (WMFBX), Class C (WMFCX), Administrator Class (WMFDX), Institutional Class (WMBIX)

Wells Fargo Advantage California Tax-Free Fund – Class A (SCTAX), Class B (SGCBX), Class C (SCTCX), Administrator Class (SGCAX)

Wells Fargo Advantage Government Securities Fund – Class A (SGVDX), Class B (WGSBX), Class C (WGSCX), Administrator Class (WGSDX)